UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006–December 31, 2006

Item 1: Reports to Shareholders

Vanguard® Variable Insurance Fund

> Annual Report

December 31, 2006

> The broad U.S. stock market returned 15.9%, buoyed by strong corporate earnings growth and generally upbeat economic news.

> Bond returns were subdued, but consistent with the fixed income market’s long-term averages.

> In late June, the Federal Reserve Board suspended a campaign of interest rate hikes that began in June 2004.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

U.S. stocks delivered excellent returns during 2006, as a sluggish start gave way to a powerful rally in the second half of the year. International stocks did better still. Fixed income returns were subdued, but positive, in an unusual interest rate environment.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across them. You can decide on the exact proportions of stock, bond, and money market holdings in such a program according to your unique circumstances. Our experience has taught us that such an approach is the most reliable means of meeting long-term financial goals.

We thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

The Vanguard Group

January 16, 2007

In 2006, a strong second half pushed stocks to new high

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. For the year, the broad U.S. stock market gained 15.9%. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong.

For the year, small-capitalization stocks beat out large-cap issues, and value stocks outperformed their growth-oriented counterparts. International stocks continued to best domestic equities, particularly in emerging markets and Europe. A declining dollar further enhanced returns abroad for U.S.-based investors.

Bond returns remained modest as Fed paused its rate hikes

The Federal Reserve Board extended its money-tightening campaign during the first half of the year, raising its target for the federal funds rate four times. The Fed then paused, leaving the target rate unchanged at 5.25% for the rest of the year, and inflation fears eased. Bond yields declined in the second half of the year, and short-term yields were higher than longer-term yields.

Fixed income returns for 2006 were modest, with the broad taxable bond market returning 4.3% and municipal bonds providing 4.8%.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2006
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	15.5%	11.0%	6.8%
Russell 2000 Index (Small-caps)	18.4	13.6	11.4
Dow Jones Wilshire 5000 Index (Entire market)	15.9	11.5	7.6
MSCI All Country World Index ex USA (International)	27.2	21.8	16.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	4.3%	3.7%	5.1%
Lehman Municipal Bond Index	4.8	4.3	5.5
Citigroup 3-Month Treasury Bill Index	4.8	3.0	2.3

CPI
Consumer Price Index	2.5%	3.1%	2.7%

Vanguard® Balanced Portfolio

The Balanced Portfolio returned 15.0% during 2006, a year in which the stock market staged a second-half rally to post strong results. The portfolio outpaced both its benchmark and the average return of its peers, and nearly kept pace with the return of the broad U.S. stock market. In addition, the portfolio continued to build upon a solid long-term performance record. As of December 31, the portfolio’s yield was 3.1%.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, we also present their annualized performances over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Impressive stock performance drove portfolio’s strong return

The equity portion of the Balanced Portfolio produced an impressive 21.3% return during the year, topping the 15.8% return of the Standard & Poor’s 500 Index.

Through careful research and skillful stock selection, the portfolio’s advisor, Wellington Management Company, guided the portfolio to strong double-digit returns in all ten equity sectors, while outperforming the benchmark’s results in eight of those areas. Not surprisingly, three of the portfolio’s largest groups—financials, energy, and industrials—made the most significant contributions to total return. Telecommunication services, one of the portfolio’s smallest sectors, was the performance standout for the period, returning 34.1%. Meanwhile, the information technology sector, with its solid 14.2% return, represented the “weakest”-performing industry group in the portfolio.

The portfolio’s bond allocation returned 4.1% during the year, nearly matching the 4.2% return of the Lehman Brothers Credit A or Better Bond Index. During a year characterized by crosscurrents of interest rate movements, inflationary concerns, and narrow credit spreads, the advisor maintained emphasis on higher-quality corporate, government, and mortgage-backed issues. For additional details on the portfolio’s holdings and performance, please see the Advisor’s Report, which follows.

Portfolio has outperformed U.S. stock market in past decade

During the ten years ended December 31, the Balanced Portfolio posted an average annual return of 9.8%, outperforming the average return of its peers as well as its benchmark, a composite of stock and bond indexes. Perhaps more impressive, though, was the portfolio’s success versus the 8.7% return of the broad U.S. stock market during that span. Historically, stocks have outperformed bonds, and they are expected to do so over time.

It’s therefore striking that a portfolio that maintains a 30% to 40% allocation to bonds has performed better than the stock market. But keep in mind that the past decade included a deep bear market for stocks; during that time, the portfolio’s bond portion helped to moderate losses. In addition, Wellington Management’s emphasis on stocks with above-average dividends added an element of stability. As the stock market mounted a recovery in 2003, value-oriented stocks were at the fore. This provided a nice tailwind for the portfolio, considering its decidedly value-tilted profile. Through good times and bad, the Balanced Portfolio has remained a low-cost, intelligent way to gain exposure to a diversified mixture of stocks and bonds.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Balanced Portfolio	15.0%	9.8%	$25,468
Composite Stock/Bond Index[1]	11.6	8.1	21,724
Average Mixed-Asset Target
Growth Fund[2]	12.0	7.1	19,782
Dow Jones Wilshire
5000 Index	15.9	8.7	22,961

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average Mixed-
		Asset Target
	Portfolio	Growth Fund
Balanced Portfolio	0.25%	1.23%

1 Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.

2 Derived from data provided by Lipper Inc.

3 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 15.0% during the fiscal year ended December 31, 2006. This performance exceeded the 12.0% average return of the portfolio’s peer group and the 11.6% return for the unmanaged composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities.

Investment Environment

Stocks advanced 15.8% during the one-year period ended December 31, 2006, as measured by the Standard & Poor’s 500 Index. Global gross domestic product (GDP) growth remained strong even as the U.S. housing market cooled. Late in the period, a drop in oil and gas prices from record highs provided consumers with additional disposable income. The commodity markets struggled as relative geopolitical calm, milder U.S. weather, and higher oil and gas inventory levels caused a drop in prices.

The Federal Reserve Board’s actions had a clear and cooling effect on the U.S. housing market—the most overheated segment of the economy at the beginning of the year—while leaving ample, cheap liquidity for other segments to sustain overall economic growth. With inflationary concerns subsiding, the Fed has been able to move to the sidelines and await more information. The corporate bond sector of the market performed well this year, with positive absolute returns and positive excess returns over U.S. Treasuries. Other sectors of the bond market, such as mortgage-backed securities and asset-backed securities, also performed well.

Our successes

Our strong equity performance relative to that of the S&P 500 Index during the period was driven largely by stock selection in the health care, industrials, and consumer discretionary sectors, as well as by our underweighted position in information technology. The portfolio’s top contributor to performance for the period was AT&T, which gained 53% during the period on strong margin growth by its wireless provider, Cingular. Our outlook remains positive on AT&T, and we feel the company should benefit from its merger, in December, with BellSouth, based on synergies gained from the combination of wireless and wireline services, as well as from new technology within the sector. Within industrials, holdings in Deere & Co. gained, as global food consumption and demand for fuel substitutes have increased. We believe the growth in demand for grains and biofuels will continue and that Deere is well-positioned to benefit from that growth as higher corn prices have fueled demand for tractors. In health care, Abbott Laboratories shares have benefited from strong growth in the company’s pharmaceutical business. Abbott’s rheumatoid arthritis drug, Humira, continues to capture market share, and the company is awaiting approval of additional indications for the drug that will sustain future growth.

Within the fixed income portion of the portfolio, performance was driven more by interest rate strategies than security selection this year. Our positioning in anticipation of rising short-term interest rates benefited the portfolio during the reporting period. We also successfully

Selected Portfolio Changes:
Year Ended December 31, 2006

Additions	Comments
Medtronic	Leading medical device company was added at
an attractive valuation.
Wal-Mart	We like the turnaround efforts of this major discount
retailer.
Munich Re	Reinsurance company should benefit from better pricing
and restructuring efforts.
United Parcel Service	Leading air freight and logistics company should benefit
from strong international growth and low fuel exposure.

Deletions	Comments
Union Pacific	Took profits as the company reached full
valuation.
CSX	Took profits in the face of pricing headwinds.
Fuji Film	Took profits as the company reached full valuation
and its longer- term outlook declined on structural
reforms at the company.

2

Vanguard Balanced Portfolio avoided most of the corporate bond issues that have been susceptible to leveraged buyouts (where one company uses borrowed money—usually bonds—to buy another company).

Our shortfalls

Our weakest sector was materials, where we modestly underperformed due to stock selection. Newmont Mining was a poor performer as it struggled with recent management departures, persistent cost pressures, and production difficulties. We reduced our position in the holding, as we feel the fundamental outlook has weakened. Within telecommunication services, wireless service provider Sprint Nextel disappointed as the company struggled to match the branding and product offerings of its competitors. Dollar General, a general merchandise store, declined after the company reported lower-than-expected profits over the first half of the year. Dollar General’s management felt the company’s consumer base was negatively affected by higher gas prices and personal debt levels. We eliminated that holding.

Within the fixed income portion of the portfolio, the corporate bond sector performed well. However, we found corporates rather unattractive, given their narrow yield-spread advantage and rising event risk, so we underweighted the sector. Fortunately, the other sectors we moved into provided results similar to those of corporate bonds, so overall returns were unaffected by this strategy.

The portfolio’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our discipline focuses on identifying industries where the outlook for supply–demand balance will be favorable. For example, consolidation in the telecommunication services industry has been favorable, and demand continues to grow nicely. We continue to find media stocks attractive, although their valuations are now closer to being fair. Consumer discretionary spending remains the most vulnerable segment of the U.S. economy due to a slowing housing market and rising debt levels, even as some relief has come in terms of lower energy prices. We are also still partial to the energy sector, although the risk/reward profile is not as favorable as it has been.

In the fixed income market, we continue to find corporate bonds unattractive, particularly those of lower-quality investment-grade issuers. We remain underweighted in corporates in favor of mortgage-backed and asset-backed securities. The bond markets are now anticipating a significantly slower economy for 2007, including some degree of lower short-term interest rates. We are not overly concerned about economic growth, believing that the aggregate economy is healthy and that other sectors will pick up some of the slack created by the softer housing and auto markets. We are not currently positioned for lower short-term rates, and we continue to await wider yield spreads for corporate bonds.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh,

Senior Vice President and Partner

Wellington Management Company, LLP

January 12, 2007

3

Vanguard Balanced Portfolio

Portfolio Profile

As of December 31, 2006

Total Portfolio Characteristics

Yield	3.1%
Turnover Rate	29%
Expense Ratio	0.25%
Short-Term Reserves	4%

Total Portfolio Volatility Measures
	Portfolio Versus	Portfolio Versus
	Composite Index[1]	Broad Index[2]
R-Squared	0.85	0.78
Beta	0.95	0.55

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[3]	Index[2]
Number of Stocks	111	500	4964
Median Market Cap	$68.5B	$58.8B	$30.7B
Price/Earnings Ratio	15.9x	17.1x	18.0x
Price/Book Ratio	2.7x	2.9x	2.8x
Dividend Yield	2.2%	1.8%	1.7%
Return on Equity	18.9%	19.1%	17.8%
Earnings Growth Rate	17.5%	18.8%	18.5%
Foreign Holdings	9.1%	0.0%	1.1%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[4]	Index[5]
Number of Bonds	307	1,909	7,134
Yield to Maturity	5.4%[6]	5.4%	5.4%
Average Coupon	5.6%	5.6%	5.4%
Average Effective
Maturity	8.8 years	8.9 years	7.0 years
Average Quality[7]	Aa3	Aa3	Aa1
Average Duration	5.7 years	5.6 years	4.5 years

Ten Largest Stocks[8] (% of equity portfolio)

Bank of America Corp.	diversified financial
	services	3.1%
General Electric Co.	industrial
	conglomerates	3.0
Citigroup, Inc.	diversified financial
	services	2.9
AT&T Inc.	integrated
	telecommunication
	services	2.7
Chevron Corp.	integrated oil
	and gas	2.4
Total SA ADR	integrated oil
	and gas	2.3
ExxonMobil Corp.	integrated oil
	and gas	2.3
Exelon Corp.	electric utilities	1.9
Eli Lilly & Co.	pharmaceuticals	1.9
International Business
Machines Corp.	computer hardware	1.9
Top Ten		24.4%
Top Ten as % of Total Net Assets		15.5%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Portfolio	Index[3]	Index[2]
Consumer Discretionary	8%	11%	12%
Consumer Staples	9	9	9
Energy	14	10	9
Financials	19	22	23
Health Care	11	12	12
Industrials	11	11	11
Information Technology	9	15	15
Materials	8	3	3
Telecommunication
Services	5	3	3
Utilities	6	4	3

Portfolio Asset Allocation

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality[7]
(% of fixed income portfolio)

AAA	34%
Aa	24
A	32
Baa	8
Ba	0
B	0
Not Rated	2

Sector Diversification[9]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	10%
Finance	28
Foreign	8
Government Mortgage-Backed	9
Industrials	27
Treasury/Agency	8
Utilities	7
Other	3

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

2 Dow Jones Wilshire 5000 Index.

3 S&P 500 Index.

4 Lehman Credit A or Better Index.

5 Lehman Aggregate Bond Index.

6 Before expenses.

7 Source: Moody’s Investors Service.

8 “Ten Largest Stocks” excludes any equity index products.

9 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	14.96%	8.96%	9.80%	$25,468
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	22,961
S&P 500 Index	15.79	6.19	8.42	22,447
Composite Stock/Bond Index[1]	11.63	6.22	8.07	21,724
Average Mixed-Asset Target Growth Fund[2]	11.95	6.19	7.06	19,782

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better index thereafter.

2 Derived from data provided by Lipper Inc.

 Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (63.4%)
Consumer Discretionary (4.9%)
* Comcast Corp. Class A	303,050	12,828
McDonald’s Corp.	279,700	12,399
Time Warner, Inc.	431,400	9,396
* Viacom Inc. Class B	135,400	5,555
The Walt Disney Co.	157,100	5,384
CBS Corp.	159,500	4,973
NIKE, Inc. Class B	42,400	4,199
Limited Brands, Inc.	120,600	3,490
Gannett Co., Inc.	54,400	3,289
Home Depot, Inc.	70,200	2,819
Yum! Brands, Inc.	44,300	2,605
Genuine Parts Co.	25,400	1,205
		68,142
Consumer Staples (5.9%)
Altria Group, Inc.	187,100	16,057
Wal-Mart Stores, Inc.	330,900	15,281
The Coca-Cola Co.	217,800	10,509
Kimberly-Clark Corp.	140,900	9,574
Nestle SA ADR Reg	101,800	9,042
Sysco Corp.	172,700	6,348
The Procter & Gamble Co.	98,567	6,335
SABMiller PLC	220,383	5,058
Unilever NV ADR	102,700	2,799
British American
Tobacco PLC	57,460	1,608
SABMiller PLC ADR	36,600	853
		83,464
Energy (9.0%)
Chevron Corp.	294,600	21,662
Total SA ADR	286,912	20,635
ExxonMobil Corp.	266,400	20,414
ConocoPhillips Co.	198,570	14,287
Royal Dutch Shell PLC ADR
Class A	158,700	11,234

EnCana Corp.	206,872	9,506
XTO Energy, Inc.	145,500	6,846
BP PLC ADR	97,800	6,562
Schlumberger Ltd.	99,500	6,284
Petroleo Brasileiro ADR	36,100	3,718
Anadarko Petroleum Corp.	66,600	2,898
Sasol Ltd. Sponsored ADR	51,600	1,904
		125,950
Financials (11.9%)
Bank of America Corp.	514,535	27,471
Citigroup, Inc.	464,933	25,897
UBS AG (New York Shares)	230,200	13,888
State Street Corp.	165,300	11,148
Merrill Lynch & Co., Inc.	119,000	11,079
American International
Group, Inc.	152,000	10,892
ACE Ltd.	179,500	10,872
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	56,468	9,676
Freddie Mac	125,800	8,542
MBIA, Inc.	109,950	8,033
The Hartford Financial
Services Group Inc.	81,800	7,633
Prudential Financial, Inc.	60,200	5,169
JPMorgan Chase & Co.	88,548	4,277
PNC Financial Services Group	57,200	4,235
MetLife, Inc.	63,300	3,735
Westpac Banking Corp. Ltd.
ADR	30,900	2,955
Wachovia Corp.	28,400	1,617
		167,119
Health Care (7.0%)
Eli Lilly & Co.	322,200	16,787
Abbott Laboratories	339,700	16,547
Medtronic, Inc.	249,600	13,356
Bristol-Myers Squibb Co.	456,800	12,023
Schering-Plough Corp.	504,400	11,924
AstraZeneca Group
PLC ADR	148,300	7,941
Wyeth	139,700	7,114
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	173,100	5,380
Sanofi-Aventis ADR	99,423	4,590
* Amgen, Inc.	39,700	2,712
		98,374
Industrials (7.2%)
General Electric Co.	722,700	26,892
Deere & Co.	142,400	13,538
Canadian National
Railway Co.	288,500	12,414

Waste Management, Inc.	245,600	9,031
Lockheed Martin Corp.	85,400	7,863
United Parcel Service, Inc.	91,300	6,846
Parker Hannifin Corp.	81,300	6,250
Pitney Bowes, Inc.	113,000	5,219
Avery Dennison Corp.	73,200	4,972
3M Co.	38,300	2,985
General Dynamics Corp.	26,900	2,000
Emerson Electric Co.	42,400	1,869
United Technologies Corp.	15,000	938
		100,817
Information Technology (5.9%)
International Business
Machines Corp.	170,500	16,564
Microsoft Corp.	492,300	14,700
Motorola, Inc.	500,500	10,290
Accenture Ltd.	261,400	9,654
* EMC Corp.	437,800	5,779
Automatic Data
Processing, Inc.	111,400	5,486
First Data Corp.	199,100	5,081
KLA-Tencor Corp.	88,700	4,413
Hewlett-Packard Co.	101,500	4,181
Texas Instruments, Inc.	141,400	4,072
* Sun Microsystems, Inc.	350,300	1,899
Western Union Co.	54,700	1,226
Maxim Integrated
Products, Inc.	5,700	175
		83,520
Materials (4.8%)
Alcoa Inc.	425,500	12,769
E.I. du Pont
de Nemours & Co.	239,286	11,656
Weyerhaeuser Co.	138,000	9,750
International Paper Co.	197,200	6,724
Syngenta AG ADR	147,900	5,493
Cia Vale do Rio Doce ADR	166,020	4,937
Rohm & Haas Co.	96,100	4,913
Rio Tinto PLC ADR	19,400	4,122
Air Products &
Chemicals, Inc.	49,100	3,451
Newmont Mining Corp.
(Holding Co.)	70,600	3,187
		67,002
Telecommunication Services (3.4%)
AT&T Inc.	660,700	23,620
Verizon
Communications Inc.	224,012	8,342
Sprint Nextel Corp.	271,300	5,125
BellSouth Corp.	105,300	4,961
Deutsche Telekom AG ADR	228,200	4,153
France Telecom SA ADR	73,400	2,033
		48,234

Utilities (3.4%)
Exelon Corp.	271,600	16,809
FPL Group, Inc.	160,800	8,751
TXU Corp.	137,400	7,448
Dominion Resources, Inc.	71,300	5,978
Pinnacle West Capital Corp.	75,900	3,847
Veolia Environment ADR	39,500	2,973
Progress Energy, Inc.	51,500	2,528
		48,334
Total Common Stocks
(Cost $617,443)		890,956

6

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.5%)
U.S. Government Securities (1.6%)
	U.S. Treasury Bond	6.250%	8/15/23	10,000	11,511
	U.S. Treasury Bond	5.250%	2/15/29	4,125	4,329
	U.S. Treasury Note	4.625%	10/31/11	4,090	4,075
	U.S. Treasury Note	4.250%	8/15/14	2,000	1,942
					21,857
Agency Bonds and Notes (0.9%)
1	Federal Home Loan Bank	4.875%	11/18/11	5,225	5,200
1	Federal Home Loan Mortgage Corp.	4.000%	8/17/07	1,000	992
1	Federal Home Loan Mortgage Corp.	3.500%	9/15/07	2,000	1,976
1	Federal National Mortgage Assn.	3.250%	11/15/07	3,000	2,950
	Private Export Funding Corp.	3.375%	2/15/09	1,700	1,641
					12,759
Mortgage-Backed Securities (3.0%)
	Conventional Mortgage-Backed Securities (2.9%)
1	Federal National Mortgage Assn.	6.000%	4/1/21-8/1/21	2,757	2,796
	Government National Mortgage Assn.	8.000%	9/15/30	102	108
	Government National Mortgage Assn.	7.000%	11/15/31-11/15/33	680	702
	Government National Mortgage Assn.	5.500%	2/15/33-8/15/36	24,850	24,750
	Government National Mortgage Assn.	6.500%	5/15/28-7/15/31	417	428
	Government National Mortgage Assn.	6.000%	7/15/26-4/15/36	11,591	11,766

	Nonconventional Mortgage-Backed Securities (0.1%)
1	Federal National Mortgage Assn.	6.019%	5/1/11	1,538	1,579
					42,129
Total U.S. Government and
Agency Obligations (Cost $75,894)					76,745
Corporate Bonds (22.7%)
Asset-Backed/Commercial
Mortgage-Backed Securities (3.0%)
2	Adjustable Rate Mortgage Trust	5.705%	3/25/36	581	580
2	Advanta Business Card Master Trust	4.750%	1/20/11	530	528
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	1,600	1,579
2	Asset Securitization Corp.	6.750%	2/14/43	1,886	1,899
2	Banc of America Commercial Mortgage Inc.	5.740%	5/10/45	1,000	1,033
2	Bank One Issuance Trust	3.860%	6/15/11	1,000	980
2	Bank One Issuance Trust	3.450%	10/17/11	1,000	969
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.466%	4/12/38	955	972
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	1,000	965
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.537%	10/12/41	1,100	1,117
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.825%	11/11/41	1,995	1,930
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.933%	2/13/42	765	744
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.871%	9/11/42	740	716
2	CarMax Auto Owner Trust	4.910%	1/18/11	860	858
2	Caterpillar Financial Asset Trust	3.130%	1/26/09	194	192
2	Chase Issuance Trust	4.650%	12/17/12	1,000	989
2	Chase Manhattan Auto Owner Trust	2.570%	2/16/10	540	536
2	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	750	738

2	Commercial Mortgage Pass-Through Certificates	5.768%	6/10/46	2,100	2,176
2	Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	1,190	1,198
2	Daimler Chrysler Auto Trust	4.980%	2/8/11	460	459
2	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	1,000	977
2	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	1,000	1,001
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	240	238
2	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	1,950	1,928
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	1,000	1,008
2	Honda Auto Receivables Owner Trust	3.820%	5/21/10	867	851
2	Household Automotive Trust	5.280%	9/17/11	2,000	2,011
2	JPMorgan Chase Commercial Mortgage Securities	4.899%	1/12/37	960	932
[2,3]	Marriott Vacation Club Owner Trust	5.362%	10/20/28	721	720
2	Morgan Stanley Capital I	4.780%	12/13/41	1,725	1,666
2	Morgan Stanley Capital I	5.230%	9/15/42	510	505
2	Morgan Stanley Capital I	4.700%	7/15/56	1,530	1,471
2	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	1,000	971
2	Nissan Auto Lease Trust	5.110%	3/15/10	1,000	999
2	PSE&G Transition Funding LLC	6.450%	3/15/13	238	247
2	USAA Auto Owner Trust	2.670%	10/15/10	820	810
2	USAA Auto Owner Trust	4.130%	11/15/11	952	938

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Wachovia Auto Owner Trust	4.930%	11/20/12	1,000	997
2	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	750	737
2	WFS Financial Owner Trust	3.930%	2/17/12	1,500	1,484
2	World Omni Auto Receivables Trust	3.820%	11/12/11	370	363
					42,012
Finance (9.0%)
	Banking (4.1%)
	Bank of America Corp.	4.375%	12/1/10	1,000	974
	Bank of America Corp.	5.625%	3/8/35	1,845	1,729
	Bank of America Corp.	6.000%	10/15/36	1,000	1,034
	Bank of New York Co., Inc.	5.125%	11/1/11	1,000	995
	Bank of New York Co., Inc.	4.950%	3/15/15	1,345	1,310
3	Barclays Bank PLC	5.926%	12/15/49	2,000	2,013
	BB&T Corp.	4.900%	6/30/17	1,000	953
3	BTMU Curacao Holdings NV	4.760%	7/21/15	1,595	1,551
	Citigroup, Inc.	4.625%	8/3/10	600	590
	Citigroup, Inc.	6.625%	6/15/32	2,000	2,234
	Citigroup, Inc.	6.125%	8/25/36	1,000	1,051
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	2,000	2,111
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	1,966
	Fifth Third Bank	4.200%	2/23/10	2,000	1,946
3	HBOS Treasury Services PLC	6.000%	11/1/33	2,395	2,432
	HSBC Bank USA	4.625%	4/1/14	1,000	959
	Huntington National Bank	4.900%	1/15/14	1,000	961
	J.P. Morgan, Inc.	6.250%	1/15/09	1,500	1,530
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,055
	Mellon Bank NA	4.750%	12/15/14	250	240
3	Mizuho Finance (Cayman)	5.790%	4/15/14	2,000	2,023
	National City Bank	4.150%	8/1/09	1,725	1,683
	National City Corp.	3.200%	4/1/08	275	268
	National City Corp.	6.875%	5/15/19	1,000	1,107
	Northern Trust Co.	5.300%	8/29/11	1,205	1,207
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	600	659
	Paribas NY	6.950%	7/22/13	2,000	2,178
	PNC Bank NA	4.875%	9/21/17	1,500	1,427
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	300	293
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	2,440	2,382
3	Santander U.S. Debt, S.A. Unipersonal	4.750%	10/21/08	900	894
	SunTrust Banks, Inc.	4.250%	10/15/09	320	313
	UBS AG	5.875%	7/15/16	2,000	2,058
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,000	2,143
	US Bank NA	4.125%	3/17/08	2,000	1,975
	US Bank NA	6.300%	2/4/14	1,000	1,060
	Wachovia Corp.	7.500%	4/15/35	1,000	1,218
	Washington Mutual Bank	5.125%	1/15/15	1,000	971
	Washington Mutual, Inc.	5.250%	9/15/17	1,000	969
	Wells Fargo & Co.	5.125%	9/1/12	1,000	995
	Wells Fargo Bank NA	6.450%	2/1/11	2,000	2,093
	World Savings Bank, FSB	4.125%	12/15/09	1,805	1,756

	Brokerage (0.9%)
	Ameriprise Financial Inc.	5.350%	11/15/10	755	758
	Dean Witter, Discover & Co.	6.750%	10/15/13	1,000	1,076
	Goldman Sachs Group, Inc.	5.000%	1/15/11	500	497
	Goldman Sachs Group, Inc.	5.350%	1/15/16	2,500	2,479
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	1,500	1,505
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,000	1,022
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	2,000	2,072
	Morgan Stanley Dean Witter	4.000%	1/15/10	1,000	968
	Morgan Stanley Dean Witter	6.600%	4/1/12	1,000	1,061
	Morgan Stanley Dean Witter	6.250%	8/9/26	1,000	1,054

	Finance Companies (1.0%)
	American Express Co.	4.750%	6/17/09	1,000	991
	American Express Credit Corp.	3.000%	5/16/08	1,000	973
3	American Express Travel	5.250%	11/21/11	1,000	1,000
	Capital One Bank	6.500%	6/13/13	650	687
	Capital One Financial	5.700%	9/15/11	1,070	1,086
	CIT Group, Inc.	3.650%	11/23/07	1,000	985

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CIT Group, Inc.	4.125%	11/3/09	1,000	970
	Countrywide Home Loan	5.625%	7/15/09	1,000	1,008
3	FGIC Corp.	6.000%	1/15/34	365	362
	General Electric Capital Corp.	6.125%	2/22/11	600	621
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,058
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,011
	HSBC Finance Corp.	5.700%	6/1/11	770	783
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,046
	International Lease Finance Corp.	5.400%	2/15/12	1,000	1,002

	Insurance (2.5%)
	Allstate Corp.	5.000%	8/15/14	1,000	977
	Allstate Corp.	6.750%	5/15/18	1,000	1,095
	American International Group, Inc.	4.700%	10/1/10	3,200	3,144
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	2,000	1,938
3	Frank Russell Co.	5.625%	1/15/09	2,000	2,015
	Genworth Financial, Inc.	5.125%	3/15/11	1,410	1,402
	Genworth Financial, Inc.	5.750%	5/15/13	1,000	1,023
	Genworth Financial, Inc.	6.150%	11/15/66	1,000	1,002
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	2,000	2,166
	ING USA Global	4.500%	10/1/10	1,000	976
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	2,000	2,036
[2,3]	Massachusetts Mutual Life	7.625%	11/15/23	2,000	2,403
3	MetLife Global Funding I	4.500%	5/5/10	2,000	1,954
3	MetLife Global Funding I	5.125%	11/9/11	1,000	992
3	New York Life Global Funding	3.875%	1/15/09	90	88
3	New York Life Insurance	5.875%	5/15/33	2,100	2,149
3	Pacific Life Global Funding	3.750%	1/15/09	1,110	1,078
3	PRICOA Global Funding I	3.900%	12/15/08	1,100	1,072
	Principal Life Income Funding	5.125%	3/1/11	1,720	1,710
	Protective Life Secured Trust	3.700%	11/24/08	1,000	973
	Protective Life Secured Trust	4.850%	8/16/10	765	755
	Prudential Financial, Inc.	4.750%	4/1/14	2,300	2,199
	XL Capital Ltd.	6.500%	1/15/12	2,000	2,089

	Real Estate Investment Trusts (0.4%)
	ERP Operating LP	5.375%	8/1/16	325	320
	Kimco Realty Corp.	5.783%	3/15/16	250	253
	ProLogis	5.625%	11/15/16	1,000	994
	Simon Property Group Inc.	6.100%	5/1/16	1,000	1,040
	Simon Property Group Inc.	5.875%	3/1/17	650	664
3	Westfield Group	5.700%	10/1/16	2,000	1,988

	Finance Other (0.1%)
3	SovRisc BV	4.625%	10/31/08	2,000	1,985
					126,861
Industrials (8.5%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.500%	5/15/13	1,000	942
	Alcoa, Inc.	6.000%	1/15/12	2,000	2,051

	BHP Billiton Finance	4.800%	4/15/13	1,000	968
	Dow Chemical Co.	6.125%	2/1/11	1,000	1,028
	Dow Chemical Co.	6.000%	10/1/12	1,000	1,028
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	735	712
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	440	427
	Weyerhaeuser Co.	7.375%	3/15/32	1,000	1,042

	Capital Goods (1.2%)
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,112
	Caterpillar Financial Services Corp.	3.625%	11/15/07	1,000	986
	Caterpillar, Inc.	7.250%	9/15/09	1,000	1,051
	General Dynamics Corp.	4.250%	5/15/13	2,000	1,891
	Honeywell International, Inc.	7.500%	3/1/10	1,000	1,066
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	2,000	2,059
	John Deere Capital Corp.	5.100%	1/15/13	1,000	984
[2,3]	Pacific Beacon LLC	5.379%	7/15/26	335	335
3	Siemens Financieringsmat	5.750%	10/17/16	2,225	2,254
	United Technologies Corp.	4.875%	5/1/15	325	314
	United Technologies Corp.	7.500%	9/15/29	770	945

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United Technologies Corp.	6.050%	6/1/36	675	712
	USA Waste Services, Inc.	7.000%	7/15/28	2,000	2,148

	Communications (1.1%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,022
	BellSouth Corp.	6.000%	10/15/11	2,000	2,056
	Deutsche Telekom International Finance	8.000%	6/15/10	2,000	2,168
	France Telecom	7.750%	3/1/11	2,000	2,180
	Gannett Co., Inc.	5.500%	4/1/07	1,000	1,000
	New York Times Co.	4.500%	3/15/10	300	291
	Telefonica Europe BV	7.750%	9/15/10	2,000	2,151
	Thomson Corp.	4.250%	8/15/09	1,500	1,460
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,139
	Vodafone Group PLC	5.000%	12/16/13	1,000	967

	Consumer Cyclicals (1.4%)
	CVS Corp.	4.875%	9/15/14	1,000	957
	DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	1,355	1,353
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	145	149
	Federated Retail Holding	5.900%	12/1/16	522	523
3	Harley-Davidson Inc.	3.625%	12/15/08	1,000	970
	Home Depot Inc.	3.750%	9/15/09	1,000	965
	Home Depot Inc.	4.625%	8/15/10	1,000	978
	Kohl’s Corp.	6.000%	1/15/33	1,000	969
	Lowe’s Cos., Inc.	8.250%	6/1/10	290	317
	Lowe’s Cos., Inc.	6.875%	2/15/28	710	804
	Lowe’s Cos., Inc.	6.500%	3/15/29	1,000	1,059
	Target Corp.	5.875%	3/1/12	2,000	2,056
	The Walt Disney Co.	5.625%	9/15/16	1,000	1,008
	Time Warner, Inc.	5.500%	11/15/11	815	813
	Time Warner, Inc.	6.500%	11/15/36	520	518
	Toyota Motor Credit Corp.	5.500%	12/15/08	2,000	2,012
	Wal-Mart Stores, Inc.	4.125%	2/15/11	1,000	963
	Wal-Mart Stores, Inc.	5.250%	9/1/35	1,000	918
3	Western Union Co.	5.930%	10/1/16	2,000	1,976

	Consumer Noncyclicals (2.6%)
	Abbott Laboratories	5.600%	5/15/11	500	507
	Abbott Laboratories	4.350%	3/15/14	1,500	1,408
	Anheuser-Busch Cos., Inc.	7.500%	3/15/12	1,500	1,634
	Baxter International, Inc.	5.900%	9/1/16	502	517
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,000	1,978
3	Cargill Inc.	6.875%	5/1/28	645	711
3	Cargill Inc.	6.125%	4/19/34	1,270	1,297
	Clorox Co.	4.200%	1/15/10	2,000	1,937
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	2,000	2,072
	Coca-Cola HBC Finance	5.125%	9/17/13	1,000	982
	Coca-Cola HBC Finance	5.500%	9/17/15	700	699
	Colgate-Palmolive Co.	7.600%	5/19/25	480	592
	ConAgra Foods, Inc.	6.750%	9/15/11	199	210

3	ConAgra Foods, Inc.	5.819%	6/15/17	316	314
	Diageo Capital PLC	3.375%	3/20/08	1,000	978
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,041
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	1,942
	Hershey Foods Corp.	4.850%	8/15/15	380	365
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	976
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	952
	Kraft Foods, Inc.	6.250%	6/1/12	1,000	1,038
	Medtronic Inc.	4.375%	9/15/10	765	744
	Medtronic Inc.	4.750%	9/15/15	1,000	949
	Merck & Co.	5.125%	11/15/11	2,000	1,991
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	500	571
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	1,500	1,513
	Pfizer, Inc.	2.500%	3/15/07	1,000	994
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	1,969	2,478
3	SABMiller PLC	6.500%	7/1/16	1,500	1,562
	Schering-Plough Corp.	5.550%	12/1/13	1,000	1,001
	Sysco Corp.	5.375%	9/21/35	1,000	947
	Unilever Capital Corp.	7.125%	11/1/10	1,000	1,062

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Unilever Capital Corp.	5.900%	11/15/32	875	884
	Wyeth	6.950%	3/15/11	1,000	1,062

	Energy (0.5%)
	Amoco Corp.	6.500%	8/1/07	1,500	1,509
	Apache Finance Canada	7.750%	12/15/29	1,000	1,216
	ChevronTexaco Capital Co.	3.500%	9/17/07	1,000	987
	Conoco Funding Co.	6.350%	10/15/11	2,000	2,091
	Suncor Energy, Inc.	5.950%	12/1/34	1,000	1,006

	Technology (0.3%)
	Cisco Systems Inc.	5.250%	2/22/11	2,000	2,006
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,046

	Transportation (0.5%)
3	ERAC USA Finance Co.	7.350%	6/15/08	1,090	1,115
2	Federal Express Corp.	6.720%	1/15/22	1,584	1,672
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,739
	Southwest Airlines Co.	5.750%	12/15/16	2,500	2,450

	Industrials Other (0.3%)
	Dover Corp.	6.500%	2/15/11	2,000	2,086
	Snap-On Inc.	6.250%	8/15/11	1,400	1,451
					119,079
Utilities (2.2%)
	Electric Utilities (1.6%)
	Carolina Power & Light Co.	5.950%	3/1/09	2,000	2,026
	Central Illinois Public Service	6.125%	12/15/28	1,000	978
	Commonwealth Edison Co.	5.950%	8/15/16	770	779
	Consolidated Edison Co. of New York	5.500%	9/15/16	700	699
	Consolidated Edison Co. of New York	5.300%	12/1/16	890	880
	Consolidated Edison, Inc.	3.625%	8/1/08	1,000	974
	Exelon Generation Co. LLC	6.950%	6/15/11	2,000	2,105
	Florida Power & Light Co.	5.650%	2/1/35	1,000	982
	Florida Power & Light Co.	4.950%	6/1/35	1,000	884
	Florida Power Corp.	6.875%	2/1/08	1,850	1,874
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	1,014
	National Rural Utilities Cooperative Finance Corp.	5.750%	12/1/08	2,000	2,013
	Northern States Power Co.	6.250%	6/1/36	2,000	2,140
	PPL Energy Supply LLC	6.200%	5/15/16	1,000	1,031
	Public Service Electric & Gas	4.000%	11/1/08	1,000	977
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,020
	Southern California Edison Co.	5.550%	1/15/37	1,500	1,436
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	584
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	681

	Natural Gas (0.5%)
	Duke Energy Field Services	7.875%	8/16/10	2,000	2,151
3	Duke Energy Field Services	6.450%	11/3/36	935	961
	KeySpan Gas East Corp.	7.875%	2/1/10	1,500	1,604

	National Grid PLC	6.300%	8/1/16	1,000	1,038
	San Diego Gas & Electric	6.000%	6/1/26	600	621

	Utilities Other (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,174
					30,626
Total Corporate Bonds (Cost $318,384)					318,578
Sovereign Bonds (U.S. Dollar-Denominated) (2.6%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	695	698
	African Development Bank	4.500%	1/15/09	2,000	1,982
3	Corporacion Nacional del Cobre	6.150%	10/24/36	1,000	1,043
	European Investment Bank	4.000%	3/3/10	2,000	1,942
	Inter-American Development Bank	5.375%	11/18/08	600	607
	Inter-American Development Bank	4.375%	9/20/12	2,000	1,932
	International Bank for Reconstruction &
	Development	5.750%	2/6/08	2,600	2,619
	International Bank for Reconstruction &
	Development	4.750%	2/15/35	2,000	1,867
	Japan Bank International	4.750%	5/25/11	2,000	1,971

11

Vanguard Balanced Portfolio

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
Japan Finance Corp.	4.625%	4/21/15	3,000	2,925
Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	2,000	1,965
Landwirtschaftliche Rentenbank	4.125%	7/15/08	2,000	1,970
Oesterreichische Kontrollbank	4.500%	3/9/15	2,000	1,931
Province of British Columbia	4.300%	5/30/13	1,000	963
Province of Manitoba	4.450%	4/12/10	2,000	1,956
Province of Ontario	4.375%	2/15/13	1,000	963
Province of Ontario	4.500%	2/3/15	2,000	1,923
Province of Quebec	5.750%	2/15/09	1,000	1,012
Province of Quebec	5.125%	11/14/16	1,000	990
Quebec Hydro Electric	6.300%	5/11/11	1,000	1,032
Republic of Italy	4.500%	1/21/15	2,000	1,948
State of Israel	5.500%	11/9/16	1,000	999
Swedish Export Credit Corp.	4.625%	2/17/09	2,000	1,985
Total Sovereign Bonds (Cost $38,090)	37,223
Taxable Municipal Bonds (0.9%)
Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	650	720
Illinois (Taxable Pension) GO	5.100%	6/1/33	3,000	2,872
Kansas Dev. Finance Auth. Rev. (Public Employee
Retirement System)	5.501%	5/1/34	2,000	2,005
3	Ohana Military Communities LLC	5.780%	10/1/36	545	555
Oregon School Board Assn.	5.528%	6/30/28	2,000	2,009
President and Fellows of Harvard College	6.300%	10/1/37	2,000	2,084
Stanford Univ. California Rev.	5.850%	3/15/09	2,000	2,029
Total Taxable Municipal Bonds (Cost $12,291)	12,274
Temporary Cash Investment (4.4%)
Repurchase Agreement
Bank of America
(Dated 12/29/2006, Repurchase Value $61,636,000,
collaterali zed by Federal National Mortgage Assn.,
5.000%, 7/1/35) (Cost $61,600)	5.310%	1/2/07	61,600	61,600
Total Investments (99.5%) (Cost $1,123,702)	1,397,376
Other Assets and Liabilities (0.5%)
Other Assets—Note C	11,039
Liabilities	(4,073)
6,966
Net Assets (100%)
Applicable to 68,107,463 outstanding $.001 par value shares of beneficial interest)
(unlimited authorization	1,404,342
Net Asset Value Per Share	$20.62

At December 31, 2006, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,031,295	$15.14
Undistributed Net Investment Income	38,009.56
Accumulated Net Realized Gains	61,364.90
Unrealized Appreciation	273,674	4.02
Net Assets	1,404,342	$20.62

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $46,320,000, representing 3.30% of net assets.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

.

12

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	19,685
Interest	22,924
Security Lending	107
Total Income	42,716
Expenses
Investment Advisory Fees—Note B
Basic Fee	865
Performance Adjustment	154
The Vanguard Group—Note C
Management and Administrative	1,825
Marketing and Distribution	230
Custodian Fees	25
Auditing Fees	21
Shareholders’ Reports	42
Trustees’ Fees and Expenses	2
Total Expenses	3,164
Expenses Paid Indirectly—Note D	(39)
Net Expenses	3,125
Net Investment Income	39,591
Realized Net Gain (Loss)
Investment Securities Sold	61,634
Foreign Currencies	(40)
Realized Net Gain (Loss)	61,594
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	78,011
Net Increase (Decrease) in Net Assets
Resulting from Operations	179,196

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,591	31,993
Realized Net Gain (Loss)	61,594	39,684
Change in Unrealized Appreciation (Depreciation)	78,011	3,370
Net Increase (Decrease) in Net Assets Resulting from Operations	179,196	75,047
Distributions
Net Investment Income	(32,178)	(27,949)
Realized Capital Gain[2]	(39,749)	(17,682)
Total Distributions	(71,927)	(45,631)
Capital Share Transactions—Note G
Issued	235,295	163,601
Issued in Lieu of Cash Distributions	71,927	45,631
Redeemed	(207,173)	(76,213)
Net Increase (Decrease) from Capital Share Transactions	100,049	133,019
Total Increase (Decrease)	207,318	162,435
Net Assets
Beginning of Period	1,197,024	1,034,589
End of Period[3]	1,404,342	1,197,024

1 Dividends are net of foreign withholding taxes of $413,000.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $5,048,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $38,009,000 and $30,636,000.

13

Vanguard Balanced Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.04	$18.62	$17.16	$14.72	$16.98
Investment Operations
Net Investment Income	.58	.53[1]	.493	.44	.445
Net Realized and Unrealized Gain (Loss)
on Investments	2.14	.69	1.402	2.47	(1.460)
Total from Investment Operations	2.72	1.22	1.895	2.91	(1.015)
Distributions
Dividends from Net Investment Income	(.51)	(.49)	(.435)	(.47)	(.630)
Distributions from Realized Capital Gains	(.63)	(.31)	—	—	(.615)
Total Distributions	(1.14)	(.80)	(.435)	(.47)	(1.245)
Net Asset Value, End of Period	$20.62	$19.04	$18.62	$17.16	$14.72

Total Return	14.96%	6.83%	11.29%	20.45%	–6.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,404	$1,197	$1,035	$898	$693
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.26%	0.31%	0.33%
Ratio of Net Investment Income to
Average Net Assets	3.10%	2.89%	2.99%	2.98%	3.13%
Portfolio Turnover Rate	29%	21%	22%	27%	24%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, and 0.02%.

 See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

15

Vanguard Balanced Portfolio

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended December 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $154,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $133,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these arrangements reduced the portfolio’s management and administrative expenses by $34,000 and custodian fees by $5,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2006, the portfolio realized net foreign currency losses of $40,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2006, the portfolio had $45,310,000 of ordinary income and $56,138,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $1,123,702,000. Net unrealized appreciation of investment securities for tax purposes was $273,674,000, consisting of unrealized gains of $284,024,000 on securities that had risen in value since their purchase and $10,350,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2006, the portfolio purchased $320,151,000 of investment securities and sold $279,675,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $67,252,000 and $75,974,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	12,005	8,895
Issued in Lieu of Cash Distributions	3,882	2,551
Redeemed	(10,650)	(4,150)
Net Increase (Decrease) in Shares Outstanding	5,237	7,296

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

16

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of

Vanguard Variable Insurance Fund Balanced Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $34,701,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 35.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,108.60	$1.28
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Vanguard® Capital Growth Portfolio

After faltering in late spring, the U.S. stock market rebounded to post strong 12-month results for 2006. The Capital Growth Portfolio returned a solid 11.6% for the year, outpacing the peer group’s average, but trailing its benchmark index.

The table below shows the returns of your portfolio and its comparative standards over the past year and since the portfolio’s inception in December 2002. Please note that the returns for the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Materials and consumer stocks led returns for the portfolio

The Capital Growth Portfolio’s 11.6% return was driven in part by fine stock selection in the materials and consumer discretionary sectors. The portfolio’s materials stocks returned 40.2% on the strength of concentrated positions in fertilizer and mining companies. In the consumer discretionary sector (which returned +25.2%) media stocks led the way, staging a nice recovery in the portfolio after disappointing results in

2005. The energy and financials sectors also recorded double-digit returns for the period.

Information technology and health care—the portfolio’s two largest areas of investment, representing more than 45% of assets, on average, during the year—posted middling results. These segments faced mixed sentiment from investors and were the poorest-performing sectors in the Standard & Poor’s 500 Index during 2006. In the portfolio’s tech holdings, which returned 6.5%, impressive performances from software and hardware companies were countered by poor results from semiconductors and communications equipment makers. The health care sector’s 8.2% result rested largely on the portfolio’s sizable stake in pharmaceutical companies. These stocks produced respectable returns, but still trailed the results of the broader market. For more details on performance and individual securities, please see the Advisor’s Report, which follows.

A time-tested strategy that is not without risk

Since its 2002 inception, the Capital Growth Portfolio has posted an average annual return of 15.9%, outperforming its benchmark and the average result of its peers. That performance is a credit to the skilled portfolio management and equity research team at PRIMECAP Management Company, the portfolio’s advisor. The portfolio also benefits from Vanguard’s low costs, which enable a greater portion of the total returns to go to the planholder.

PRIMECAP’s portfolio management strategy entails performing thorough and intense research on individual companies, identifying those with high potential for long-term earnings growth, then making significant investments in the ones they deem most promising. This approach has been successful in PRIMECAP’s management of other Vanguard funds, but it can create volatility over shorter time periods. The Capital Growth Portfolio’s concentrated investments in selected stocks and sectors can be rewarding when those areas do well, but painful if they fall out of favor with investors. The portfolio has generated strong returns in its first four years, but, as with any investment, maintaining a long-term perspective is important.

Total Returns
		December 3, 2002,[1] Through
			December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Capital Growth Portfolio	11.6%	15.9%	$18,220
S&P 500 Index	15.8	13.2	16,591
Average Multi-Cap Growth Fund[2]	8.2	13.2	16,563

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.65%

1 Portfolio’s inception.

2 Derived from data provided by Lipper Inc.

3 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

During the 12 months ended December 31, 2006, equity markets delivered solid returns. The Capital Growth Portfolio returned 11.6%, surpassing the 8.2% average gain of its peer group, but trailing the 15.8% return of the Standard & Poor’s 500 Index.

Investment environment

Bouncing back from a summer swoon, stock markets produced vigorous returns in the fourth quarter, enhancing one-year gains. The S&P 500 Index advanced 15.8% for the year. After two years of raising interest rates to combat inflation, the Federal Reserve Board took a break after June. Many investors feared inflation was not yet fully under control, prompting a summer retreat in global markets. However, moderating energy prices and a weak housing sector kept a lid on inflation, while corporate earnings growth remained surprisingly strong. The market turned upward in mid-August and never looked back. An additional tailwind for equity returns came from high levels of merger-and-acquisition activity, leveraged buyouts, and stock buybacks.

Despite the overall market’s strength, value stocks significantly outperformed growth stocks, and, unfortunately, the Capital Growth Portfolio has been overweighted in growth stocks for a long time. The Russell 1000 Value Index posted a total return of 22.3% in 2006, compared with the 9.1% return of the Russell 1000 Growth Index. This return differential between value and growth is unlikely to persist indefinitely, as it would result in companies with slower earnings growth trading at premiums to those with faster earnings growth, an unsustainable scenario in our view.

Our shortfalls

The portfolio’s disappointing 2006 return relative to the S&P 500 Index was mainly a result of heavy allocations to weakly performing sectors. In fact, the portfolio held sizable weightings in the market’s three worst-performing sectors—health care, information technology, and industrials. We also had relatively modest exposure to the best-performing sectors—telecommunication services, energy, utilities, and financials.

Although health care stocks restrained returns during the past year, we remain very optimistic about this sector. The portfolio’s largest purchases during the year included Eli Lilly, Medtronic, and Amgen, all of which declined in value during 2006—performances at odds with our view of their long-term prospects. The declines most likely reflect concern that the Congress will attempt to place price controls on pharmaceuticals. In reality, however, a vibrant pharmaceuticals component is part of the solution to rising health care costs. Pharmaceuticals represent only 10% of all health care spending, but deliver value far in excess of that modest proportion. It is unlikely that elected representatives will act to quash an industry that provides so much value relative to cost and which represents one of the greatest competitive strengths of the U.S. economy.

In the technology sector, we held a handful of strong performers such as Oracle, but these successes were offset by weakness in chip stocks such as Texas Instruments and Intel. Telecom-related tech stocks QUALCOMM and Plantronics also performed poorly. As has been the case since its 2002 inception, the portfolio paid a penalty for being light in financials stocks. On average, the portfolio held about 5% of its assets in financials, compared with an average weighting of about 22% in the S&P 500 Index.

Although it’s painful to be underweighted in a sector that has performed so well for so long, we don’t believe that now is the time to add financials to the portfolio. Relative valuations of financial companies are at the high end of historical ranges. We believe that the earnings growth of many of these companies will slow due to the flattened yield curves and higher credit costs associated with riskier debt instruments and home mortgages.

Our successes

Two bright spots in an otherwise disappointing year were stock selections within the consumer discretionary and materials sectors. PotashCorp, which accounted for an average of 2% of portfolio assets during the year, returned 80%, as it benefited from a tightening supply–demand balance for its fertilizer products. In the consumer discretionary sector, DIRECTV Group—1.7% of assets, on average—returned 77%.

Outlook

As noted earlier, we remain especially enthusiastic about companies in the health care sector. Despite the bright prospects for the pharmaceutical and biotechnology industries, their valuations relative to the market remain near 40-year lows and appear to be anticipating a worst-case scenario. In our view, favorable demographics, long-term revenue growth opportunities, and potential for an increase in the stocks’ relative valuations make the health care sector very attractive.

2

Vanguard Capital Growth Portfolio

We also remain heavily invested in information technology. As broadband access becomes more pervasive and the Internet becomes more useful and engaging, the complexity and sophistication of the hardware, software, and telecommunications infrastructure supporting the Internet are increasing. We see significant opportunities in the United States and abroad for our IT selections.

We’ve been reducing our positions in the energy and materials sectors. While commodity prices (including hydrocarbons) may see significant short-term volatility, we believe that, in the long term, commodity price growth will not exceed the rate of inflation. Although growth in demand in China, India, and other rapidly expanding economies places upward price pressure on commodities, this is a self-correcting process since it also creates economic incentives to consume more efficiently, curtail consumption, develop new sources of supply, and find substitutes to reduce dependence on high-priced commodities.

We believe that many growth stocks are undervalued. Most of our growth stocks that have outperformed have done so primarily via earnings growth; few have seen meaningful expansion in their price/earnings (P/E) ratios. Because our objective is to buy stocks of companies with superior growth at reasonable prices, we believe this valuation compression has afforded us some compelling investment opportunities.

Theo A. Kolokotrones, Portfolio Manager

Howard B. Schow, Portfolio Manager

Joel P. Fried, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

PRIMECAP Management Company, LLP

January 22, 2007

3

Vanguard Capital Growth Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	111	500
Median Market Cap	$31.8B	$58.8B
Price/Earnings Ratio	21.0x	17.1x
Price/Book Ratio	3.1x	2.9x
Yield	1.0%	1.8%
Return on Equity	15.2%	19.1%
Earnings Growth Rate	21.8%	18.8%
Foreign Holdings	12.5%	0.0%
Turnover Rate	11%	—
Expense Ratio	0.42%	—
Short-Term Reserves	6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.82
Beta	1.21

Sector Diversification (% of portfolio)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	11%	11%
Consumer Staples	1	9
Energy	7	10
Financials	5	22
Health Care	21	12
Industrials	11	11
Information Technology	29	15
Materials	8	3
Telecommunication Services	1	3
Utilities	0	4
Short-Term Reserves	6%	—

Ten Largest Holdings[2] (% of total net assets)

FedEx Corp.	air freight and
	logistics	4.7%
Adobe Systems, Inc.	application
	software	4.4
Potash Corp. of	fertilizers and
Saskatchewan, Inc.	agricultural
	chemicals	3.1
Eli Lilly & Co.	pharmaceuticals	3.1
Novartis AG ADR	pharmaceuticals	3.1
Biogen Idec Inc.	biotechnology	2.7
Medtronic, Inc.	health care
	equipment	2.7
Texas Instruments, Inc.	semiconductors	2.7
ConocoPhillips Co.	integrated oil
	and gas	2.6
Microsoft Corp.	systems software	2.6
Top Ten		31.7%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 S&P 500 Index.

2 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 3, 2002–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2006		Final Value
	One	Since	of a $10,000
	Year	Inception[1]	Investment
Capital Growth Portfolio	11.63%	15.85%	$18,220
S&P 500 Index	15.79	13.22	16,591
Average Multi-Cap Growth Fund[2]	8.19	13.18	16,563

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2006

1 December 3, 2002.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.8)%
Consumer Discretionary (11.1%)
*	DIRECTV Group, Inc.	268,961	6,708
	Sony Corp. ADR	110,200	4,720
	TJX Cos., Inc.	113,050	3,224
	Whirlpool Corp.	36,400	3,022
	Target Corp.	45,800	2,613
	Eastman Kodak Co.	82,300	2,123
*	Kohl’s Corp.	27,600	1,889
*	Univision
	Communications Inc.	47,600	1,686
	The Walt Disney Co.	45,000	1,542
*	Comcast Corp. Class A	23,700	1,003
	Mattel, Inc.	27,300	619
*	Bed Bath & Beyond, Inc.	14,700	560
	Lowe’s Cos., Inc.	16,700	520
	Best Buy Co., Inc.	10,300	507
	Time Warner, Inc.	18,300	399
	Yum! Brands, Inc.	4,300	253
	Abercrombie & Fitch Co.	3,400	237
	ArvinMeritor, Inc.	8,650	158
	Tiffany & Co.	3,800	149
			31,932
Consumer Staples (1.4%)
	Costco Wholesale Corp.	63,950	3,381
	Avon Products, Inc.	18,400	608
			3,989
Energy (7.4%)
	ConocoPhillips Co.	103,100	7,418
	Schlumberger Ltd.	50,800	3,209
	Hess Corp.	54,650	2,709
	Noble Energy, Inc.	54,400	2,669
	EnCana Corp.	32,300	1,484
	Pogo Producing Co.	20,700	1,003
	EOG Resources, Inc.	15,700	980
*	Transocean Inc.	10,200	825

	GlobalSantaFe Corp.	11,700	688
	Chevron Corp.	3,160	232
			21,217
Financials (5.2%)
	The Bank of
	New York Co., Inc.	91,350	3,596
	Marsh &
	McLennan Cos., Inc.	90,700	2,781
	American International
	Group, Inc.	33,600	2,408
*	Berkshire Hathaway Inc.
	Class B	519	1,903
	The Chubb Corp.	30,100	1,593
	Fannie Mae	16,300	968
	Transatlantic Holdings, Inc.	7,075	439
	JPMorgan Chase & Co.	7,648	369
	AFLAC Inc.	6,100	281
	Wells Fargo & Co.	6,400	228
	Capital One Financial Corp.	2,900	223
	Freddie Mac	2,750	187
			14,976
Health Care (20.6%)
	Eli Lilly & Co.	171,500	8,935
	Novartis AG ADR	152,950	8,785
*	Biogen Idec Inc.	160,200	7,880
	Medtronic, Inc.	146,600	7,845
	Roche Holdings AG	27,000	4,822
*	Boston Scientific Corp.	254,902	4,379
*	Amgen, Inc.	62,171	4,247
	GlaxoSmithKline PLC ADR	49,500	2,612
	Pfizer Inc.	97,460	2,524
*	Genzyme Corp.	40,350	2,485
	Applera Corp.–Applied
	Biosystems Group	55,700	2,044
*	Sepracor Inc.	23,250	1,432
*	Millipore Corp.	17,450	1,162
			59,152
Industrials (10.3%)
	FedEx Corp.	123,900	13,458
	Southwest Airlines Co.	218,350	3,345
	Caterpillar, Inc.	48,000	2,944
*	AMR Corp.	86,600	2,618
	Union Pacific Corp.	23,700	2,181
	Fluor Corp.	13,700	1,119
	Deere & Co.	10,250	974
*	Alaska Air Group, Inc.	23,050	910
	Granite Construction Co.	14,800	745
	Pall Corp.	18,100	625
	Canadian Pacific Railway Ltd.	7,600	401
	Donaldson Co., Inc.	8,000	278
	United Parcel Service, Inc.	3,350	251
			29,849
Information Technology (28.6%)

	Communications Equipment (4.8%)
	QUALCOMM Inc.	97,900	3,700
*	Corning, Inc.	176,650	3,305
	Motorola, Inc.	128,250	2,637
*	Nortel Networks Corp.	67,510	1,805
	LM Ericsson Telephone Co.
	ADR Class B	42,200	1,698
	Plantronics, Inc.	29,250	620

	Computers & Peripherals (2.3%)
	Hewlett-Packard Co.	107,850	4,442
*	EMC Corp.	156,900	2,071
*	Dell Inc.	10,200	256

	Electronic Equipment & Instruments (0.7%)
	Tektronix, Inc.	43,050	1,256
	Symbol Technologies, Inc.	30,150	450
*	Coherent, Inc.	8,950	283
	Internet Software & Services (1.7%)
*	Google Inc.	6,200	2,855
*	eBay Inc.	52,200	1,570
*	Yahoo! Inc.	15,700	401

	IT Services (0.7%)
	Accenture Ltd.	38,050	1,405
	Paychex, Inc.	12,400	490

	Semiconductors &
	Semiconductor Equipment (6.3%)
	Texas Instruments, Inc.	267,900	7,716
*	Micron Technology, Inc.	332,900	4,647
	Intel Corp.	156,100	3,161
	Applied Materials, Inc.	59,100	1,090
*	NVIDIA Corp.	19,300	714
*	Rambus Inc.	20,000	379
*	ASML Holding (New York)	9,800	241
*	Entegris Inc.	13,344	144

	Software (12.1%)
*	Adobe Systems, Inc.	309,000	12,706
	Microsoft Corp.	247,900	7,402
*	Oracle Corp.	375,900	6,443
*	Intuit, Inc.	129,800	3,960
*	Citrix Systems, Inc.	87,800	2,375
*	Symantec Corp.	98,100	2,045
			82,267
Materials (7.5%)
	Potash Corp. of
	Saskatchewan, Inc.	62,500	8,967
	Weyerhaeuser Co.	48,750	3,444
	Monsanto Co.	60,200	3,162
	Praxair, Inc.	35,200	2,088
	Alcoa Inc.	44,400	1,332

Phelps Dodge Corp.	8,200	982
Dow Chemical Co.	23,100	923
* Domtar Inc.	37,900	320
MacDermid, Inc.	9,150	312
		21,530
Telecommunication Services (0.7%)
Sprint Nextel Corp.	97,050	1,833
Embarq Corp.	3,657	192
		2,025
Total Common Stocks
(Cost $219,383)		266,937
Temporary Cash Investment (20.1%)
[1] Vanguard Market
Liquidity Fund, 5.294%
(Cost $57,954)	57,953,909	57,954
Total Investments (112.9%)
(Cost $277,337)		324,891

6

Vanguard Capital Growth Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–12.9%)
Other Assets—Note C	4,944
Payables for Investment
Securities Purchased	(41,552)
Other Liabilities	(507)
(37,115)
Net Assets (100%)
Applicable to 16,871,589 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	287,776
Net Asset Value Per Share	$17.06

At December 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	230,871	$13.68
Undistributed Net
Investment Income	2,002.12
Accumulated Net
Realized Gains	7,348.44
Unrealized Appreciation
Investment Securities	47,554	2.82
Foreign Currencies	1	—
Net Assets	287,776	$17.06

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	1,893
Interest[2]	1,177
Security Lending	2
Total Income	3,072
Expenses
Investment Advisory Fees—Note B	338
The Vanguard Group—Note C
Management and Administrative	513
Marketing and Distribution	43
Custodian Fees	3
Auditing Fees	20
Shareholders’ Reports	12
Total Expenses	929
Net Investment Income	2,143
Realized Net Gain (Loss) on
Investment Securities Sold	7,376
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	14,327
Foreign Currencies	1
Change in Unrealized Appreciation
(Depreciation)	14,328
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,847

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,143	1,296
Realized Net Gain (Loss)	7,376	8,331
Change in Unrealized Appreciation (Depreciation)	14,328	3,917
Net Increase (Decrease) in Net Assets Resulting from Operations	23,847	13,544
Distributions
Net Investment Income	(1,374)	(1,077)
Realized Capital Gain[3]	(8,343)	(1,192)
Total Distributions	(9,717)	(2,269)
Capital Share Transactions—Note F
Issued	106,342	42,167
Issued in Lieu of Cash Distributions	9,717	2,269
Redeemed	(32,463)	(32,589)
Net Increase (Decrease) from Capital Share Transactions	83,596	11,847
Total Increase (Decrease)	97,726	23,122
Net Assets
Beginning of Period	190,050	166,928
End of Period[4]	287,776	190,050

1 Dividends are net of foreign withholding taxes of $31,000.

2 Interest income from an affiliated company of the portfolio was $1,177,000.

3 Includes fiscal 2006 and 2005 short-term gain distributions totaling $337,000 and $498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4 Net Assets—End of Period includes undistributed net investment income of $2,002,000 and $1,233,000.

8

Vanguard Capital Growth Portfolio

Financial Highlights

					Dec. 3[1] to
	Year Ended December 31,				Dec. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.01	$15.07	$12.88	$9.39	$10.00
Investment Operations
Net Investment Income	.130	.103	.094[2]	.051[3]	.01
Net Realized and Unrealized Gain (Loss)
on Investments	1.698	1.033	2.166	3.444	(.62)
Total from Investment Operations	1.828	1.136	2.260	3.495	(.61)
Distributions
Dividends from Net Investment Income	(.110)	(.093)	(.022)	(.005)	—
Distributions from Realized Capital Gains	(.668)	(.103)	(.048)	—	—
Total Distributions	(.778)	(.196)	(.070)	(.005)	—
Net Asset Value, End of Period	$17.06	$16.01	$15.07	$12.88	$9.39

Total Return	11.63%	7.68%	17.63%	37.24%	–6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$288	$190	$167	$83	$9
Ratio of Total Expenses to
Average Net Assets	0.42%	0.42%	0.42%	0.48%	0.47%*
Ratio of Net Investment Income to
Average Net Assets	0.96%	0.74%	0.84%[2]	0.45%	0.86%*
Portfolio Turnover Rate	11%	13%	4%	7%	0%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Calculated based on average shares outstanding.

* Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

9

Vanguard Capital Growth Portfolio

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2006, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $2,307,000 of ordinary income and $7,253,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $277,337,000. Net unrealized appreciation of investment securities for tax purposes was $47,554,000, consisting of unrealized gains of $51,436,000 on securities that had risen in value since their purchase and $3,882,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2006, the portfolio purchased $90,824,000 of investment securities and sold $23,254,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	6,383	2,840
Issued in Lieu of Cash Distributions	594	157
Redeemed	(1,980)	(2,196)
Net Increase (Decrease) in Shares Outstanding	4,997	801

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

10

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Capital Growth Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,006,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 71.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

11

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,073.63	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard® Diversified Value Portfolio

In an up year for stocks, particularly value-oriented stocks, the Diversified Value Portfolio returned a strong 18.9%. The portfolio outpaced the average return of competitors and the broad U.S. stock market, though it trailed the return of its benchmark index. As of December 31, the portfolio produced a dividend yield of 2.3%, higher than the yield of the broad U.S. stock market. Please note that in June the portfolio changed its benchmark to the Russell 1000 Value Index, from the S&P 500/Barra Value Index.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s February 1999 inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio posted strong results across the board

The portfolio enjoyed strong double-digit returns in nearly every industry sector. Among the largest contributors were sectors familiar to dividend-seeking value investors. In consumer staples, which returned 31.2%, portfolio advisor Barrow, Hanley, Mewhinney & Strauss made a number of favorable stock selections among food and tobacco companies to drive strong performance. Within the utilities sector, concentrated positions in large electric and diversified utility companies generated a 25.8% return.

The portfolio’s smaller sectors also did well. Telecommunication services returned 47.9%, information technology registered a 24.3% result, and consumer discretionary stocks garnered 18.6%. Each of these sectors represented less than 5% of the portfolio’s assets, on average, during the year.

Financials, the portfolio’s largest sector during the year, was the only sector to return less than 10% (just shy, with a 9.8% result). A few stocks disappointed in this group, creating a slight drag on what was an otherwise very healthy segment of the portfolio. For more information on the portfolio’s performance and individual securities, please refer to the Advisor’s Report, which follows.

Diversification is wise in fair weather and foul

The Diversified Value Portfolio has recorded an average annual return of 8.6% since its inception in 1999, a rate nearly double that of the broad U.S. stock market during that span. The portfolio’s performance is a credit to the knowledge, skill, and experience of the portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss. It also reflects Vanguard’s low expenses, which allow a greater portion of the portfolio’s total return to go to planholders.

For the seventh consecutive year, the Russell 1000 Value Index (the portfolio’s benchmark) has outperformed its counterpart, the Russell 1000 Growth Index. This has created a nice performance tailwind for the portfolio, as well as for most value-oriented mutual funds. Although investors have likely enjoyed the Diversified Value Portfolio’s performance, they should also be mindful that financial markets move in unpredictable cycles. Different market segments and investment styles will have their day in the sun, but none is a permanent resident. As always, an investment strategy that is balanced and diversified among different asset classes, market segments, and investment styles can help you weather the inevitable storms.

Total Returns
			February 8, 1999,[1] Through
			December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Diversified Value Portfolio	18.9%	8.6%	$19,127
Russell 1000 Value Index	22.2	8.0	18,319
Average Multi-Cap Value Fund[2]	17.4	8.0	18,353
Dow Jones Wilshire 5000 Index	15.9	4.4	14,054

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.38%

1 Portfolio’s inception.

2 Derived from data provided by Lipper Inc.

3 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

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Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 18.9% during 2006, outperforming both the broad stock market and the average return of its peers, but trailing the result of its benchmark index.

The investment environment

Stock market returns were well above average during 2006, the fourth consecutive year of equity gains, and earnings exceeded expectations. Bull markets usually climb a wall of worry, and 2006 presented investors with quite a wall, starting off with increasing interest rates. Throughout the year, we were concerned about adjustable-rate mortgage resets on subprime mortgages and increasing loan delinquencies. Housing starts fell sharply, and high inventories presented the potential for price declines. Several areas of the country experienced overbuilding in expensive second homes. Geopolitical tensions remained high. A change in U.S. government leadership created uncertainty. Overlaid on this pallet of troubles was an escalating speculative frenzy in industrial and agricultural commodities. The U.S. dollar fell 10% relative to the euro in the year.

Our successes

Our results were helped by significant exposure to the energy market in its broadest sense, including utilities. Our stock selection in several areas also contributed to results, particularly in tobacco (Imperial Tobacco Group and UST), technology (Hewlett-Packard), and food-related issues (ConAgra Foods and Diageo).

Our shortfalls

Our stock selections in the financials sector, such as SLM, Capital One Financial, and MGIC Investment hampered the portfolio’s overall return. We remain confident that these issues have the fundamentals to generate outperformance in the coming months.

The portfolio’s positioning

We have positioned the portfolio so as to avoid the investment areas that have had significant excesses, such as housing, industrial commodities, and oil. We would rather underperform in the late stages of a bull market than be punished in a market decline.

Significant portfolio changes during the last six months

New positions

Illinois Tool Works has an above-average dividend yield and a forward price/earnings (P/E) ratio of 14 times 2007 earnings, which should be up 13% or so over 2006. Honeywell International’s 2007 results could improve as much as 20% over 2006. Cooper Industries also should have a robust 2007; this holding affords the portfolio low-multiple, mid-cap exposure with a growing dividend.

Closed positions

We sold 3M due to concerns over excess inventories of film coatings used in the production of large flat-screen televisions. Schering-Plough was sold because it reached our price target and no longer had the characteristics of low P/E ratio and high dividend yield that we favor. We sold the portfolio’s holdings in BP to reduce exposure to the energy business, even though the stock was cheap based on 2006 earnings. Mattel was sold once it reached our price target.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

January 12, 2007

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Vanguard Diversified Value Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	44	611	4,964
Median Market Cap	$41.8B	$54.4B	$30.7B
Price/Earnings Ratio	16.0x	14.8x	18.0x
Price/Book Ratio	2.6x	2.2x	2.8x
Yield	2.3%	2.4%	1.7%
Return on Equity	19.8%	17.4%	17.8%
Earnings Growth Rate	17.2%	17.8%	18.5%
Foreign Holdings	10.8%	0.0%	1.1%
Turnover Rate	25%	—	—
Expense Ratio	0.40%	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.82	0.61
Beta	0.90	0.68

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5%	9%	12%
Consumer Staples	13	8	9
Energy	6	14	9
Financials	24	36	23
Health Care	13	7	12
Industrials	16	7	11
Information Technology	4	3	15
Materials	2	4	3
Telecommunication
Services	5	6	3
Utilities	11	6	3
Short-Term Reserves	1%	—	—

Ten Largest Holdings[3] (% of total net assets)

Altria Group, Inc.	tobacco	3.9%
Imperial Tobacco
Group ADR	tobacco	3.5
Bristol-Myers Squibb Co.	pharmaceuticals	3.2
Bank of America Corp.	diversified financial
	services	3.0
Verizon	integrated
Communications Inc.	telecommunication
	services	3.0
General Electric Co.	industrial
	conglomerates	3.0
Pfizer Inc.	pharmaceuticals	3.0
Manulife Financial Corp.	life and health
	insurance	2.9
Occidental	integrated oil
Petroleum Corp.	and gas	2.8
Entergy Corp.	electric utilities	2.8
Top Ten		31.1%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2006			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Diversified Value Portfolio	18.88%	11.62%	8.56%	$19,127
Dow Jones Wilshire 5000 Index	15.87	7.65	4.41	14,054
Russell 1000 Value Index	22.25	10.86	7.97	18,319
Average Multi-Cap Value Fund[2]	17.43	8.94	8.00	18,353

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2006

1 February 8, 1999.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

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Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.4%)
Consumer Discretionary (5.0%)
Carnival Corp.	434,600	21,317
Sherwin-Williams Co.	269,400	17,128
Service Corp. International	721,200	7,392
* Wyndham Worldwide Corp.	16,580	531
		46,368
Consumer Staples (12.6%)
Altria Group, Inc.	416,600	35,753
Imperial Tobacco Group
ADR	412,600	32,608
Diageo PLC ADR	220,400	17,480
UST, Inc.	282,500	16,441
ConAgra Foods, Inc.	548,500	14,809
		117,091
Energy (5.7%)
Occidental Petroleum Corp.	540,300	26,383
ConocoPhillips Co.	363,144	26,128
		52,511
Financials (23.6%)
Bank of America Corp.	527,871	28,183
Manulife Financial Corp.	790,900	26,725
The Allstate Corp.	396,100	25,790
Citigroup, Inc.	454,700	25,327
SLM Corp.	475,300	23,180
Wells Fargo & Co.	611,100	21,731
XL Capital Ltd. Class A	274,600	19,777
JPMorgan Chase & Co.	346,750	16,748
Capital One Financial Corp.	164,200	12,614
Washington Mutual, Inc.	246,750	11,225
MGIC Investment Corp.	111,400	6,967
		218,267
Health Care (13.3%)
Bristol-Myers Squibb Co.	1,123,800	29,578
Pfizer Inc.	1,055,700	27,343
* WellPoint Inc.	334,000	26,282
Wyeth	446,400	22,731
Baxter International, Inc.	363,700	16,872

		122,806
Industrials (15.5%)
General Electric Co.	739,000	27,498
Northrop Grumman Corp.	369,900	25,042
Illinois Tool Works, Inc.	534,500	24,689
Honeywell International Inc.	435,000	19,679
Cooper Industries, Inc.
Class A	197,300	17,842
American Power
Conversion Corp.	532,600	16,292
ITT Industries, Inc.	232,400	13,205
		144,247
Information Technology (4.4%)
Nokia Corp. ADR	1,150,200	23,372
Hewlett-Packard Co.	415,600	17,119
		40,491
Materials (1.9%)
Lyondell Chemical Co.	683,900	17,487

Telecommunication Services (5.4%)
Verizon
Communications Inc.	753,060	28,044
BellSouth Corp.	472,700	22,269
		50,313
Utilities (11.0%)
Entergy Corp.	285,400	26,348
Duke Energy Corp.	781,800	25,964
Exelon Corp.	374,600	23,184
Dominion Resources, Inc.	195,900	16,424
CenterPoint Energy Inc.	593,900	9,847
		101,767
Total Common Stocks
(Cost $747,479)		911,348
Temporary Cash Investment (5.4%)
[1] Vanguard Market
Liquidity Fund, 5.294%
(Cost $50,082)	50,082	50,082
Total Investments (103.8%)
(Cost $797,561)		961,430
Other Assets and Liabilities (–3.8%)
Other Assets—Note C		6,049
Payables for Investment
Securities Purchased		(39,915)
Other Liabilities		(1,331)
		(35,197)
Net Assets (100%)
Applicable to 56,043,829 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		926,233
Net Asset Value Per Share		$16.53

At December 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	714,969	$12.76
Undistributed Net
Investment Income	17,195.31
Accumulated Net
Realized Gains	30,200.54
Unrealized Appreciation	163,869	2.92
Net Assets	926,233	$16.53

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	19,877
Interest[1]	1,218
Security Lending	95
Total Income	21,190
Expenses
Investment Advisory Fees—Note B
Basic Fee	927
Performance Adjustment	32
The Vanguard Group—Note C
Management and Administrative	1,770
Marketing and Distribution	180
Custodian Fees	7
Auditing Fees	20
Shareholders’ Reports	26
Trustees’ Fees and Expenses	1
Total Expenses	2,963
Net Investment Income	18,227
Realized Net Gain (Loss) on
Investment Securities Sold	30,136
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	83,513
Net Increase (Decrease) in Net Assets
Resulting from Operations	131,876

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,227	12,638
Realized Net Gain (Loss)	30,136	19,071
Change in Unrealized Appreciation (Depreciation)	83,513	7,900
Net Increase (Decrease) in Net Assets Resulting from Operations	131,876	39,609
Distributions
Net Investment Income	(13,235)	(6,939)
Realized Capital Gain	(8,671)	—
Total Distributions	(21,906)	(6,939)
Capital Share Transactions—Note F
Issued	269,837	253,493
Issued in Lieu of Cash Distributions	21,906	6,939
Redeemed	(134,422)	(54,514)
Net Increase (Decrease) from Capital Share Transactions	157,321	205,918
Total Increase (Decrease)	267,291	238,588
Net Assets
Beginning of Period	658,942	420,354
End of Period[2]	926,233	658,942

1 Interest income from an affiliated company of the portfolio was $1,218,000.

2 Net Assets—End of Period includes undistributed net investment income of $17,195,000 and $12,203,000.

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Vanguard Diversified Value Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.37	$13.55	$11.46	$8.98	$10.66
Investment Operations
Net Investment Income	.37[1]	.32[1]	.22	.25[1]	.23
Net Realized and Unrealized Gain (Loss)
on Investments	2.27	.70	2.09	2.47	(1.71)
Total from Investment Operations	2.64	1.02	2.31	2.72	(1.48)
Distributions
Dividends from Net Investment Income	(.29)	(.20)	(.22)	(.24)	(.20)
Distributions from Realized Capital Gains	(.19)	—	—	—	—
Total Distributions	(.48)	(.20)	(.22)	(.24)	(.20)
Net Asset Value, End of Period	$16.53	$14.37	$13.55	$11.46	$8.98

Total Return	18.88%	7.61%	20.46%	31.12%	–14.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$926	$659	$420	$239	$152
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.41%	0.42%	0.48%	0.50%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.29%	2.26%	2.60%	2.33%
Portfolio Turnover Rate	25%	21%	15%	24%	27%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, 0.03%, and 0.02%.

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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Vanguard Diversified Value Portfolio

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/ Barra Value Index for periods prior to July 1, 2006, and the new benchmark, the MSCI Prime Market 750 Index, beginning July 1, 2006. The benchmark change will be fully phased in by June 2009. For the year ended December 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $32,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard.

At December 31, 2006, the portfolio had contributed capital of $85,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $22,486,000 of ordinary income and $25,687,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $797,561,000. Net unrealized appreciation of investment securities for tax purposes was $163,869,000, consisting of unrealized gains of $166,363,000 on securities that had risen in value since their purchase and $2,494,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2006, the portfolio purchased $346,652,000 of investment securities and sold $182,086,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	17,711	18,197
Issued in Lieu of Cash Distributions	1,526	511
Redeemed	(9,038)	(3,877)
Net Increase (Decrease) in Shares Outstanding	10,199	14,831

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

8

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Diversified Value Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,671,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 76.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,137.65	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard® Equity Income Portfolio

The U.S. stock market posted strong returns in 2006, and value-oriented stocks did particularly well. The Equity Income Portfolio returned an excellent 20.7% during the fiscal year, outpacing both the average return of its peers and the overall stock market, but slightly trailing its benchmark index. As of the year-end, the portfolio provided a yield of 2.7%, superior to that of the broad stock market.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, it also shows their performance over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio benefited from gains across all market sectors

The Equity Income Portfolio’s impressive 20.7% result reflected strong contributions from almost all corners of the stock market. The financials sector, which represented more than 30% of the portfolio’s assets during the year, contributed the most to the portfolio’s return. The sector’s performance was bolstered by robust returns from some of the nation’s biggest banks. The portfolio’s sizable position in consumer staples also translated into hearty returns. Stocks of companies that produce canned soup, condiments, and soft drinks were among the sector’s leaders during 2006.

In addition, the advisors’ keen stock selection added value in the telecommunication services and industrials sectors. In telecom, investors reacted favorably to consolidation among the major players, and the portfolio’s stake in the sector returned 48%. In industrials, machinery stocks were among the top gainers.

Meanwhile, mid-single-digit returns in the information technology and materials sectors reduced by a bit the portfolio’s overall result for the period. For more details on the portfolio’s performance and individual securities, please see the page entitled “Advisors’ Report.”

Portfolio performance reflects value and income focus

Over the past decade, the Equity Income Portfolio produced a solid annualized return of 9.7%. This topped both the average result of competing funds and the broad stock market, though the portfolio trailed its large-cap value benchmark, which includes both income-oriented and non-dividend-paying stocks. The portfolio’s competitive performance is a credit to the work of its advisors, Wellington Management Company and Vanguard Quantitative Equity Group. Although each uses a distinct approach, the two advisors share a singular objective: finding stocks whose values have yet to be fully recognized by the market. In addition, the advisors’ focus on stocks that generate higher-than-average dividend yields not only provides shareholders with income but can often add an element of stability to the portfolio in choppy markets.

The advisors’ task is aided by Vanguard’s low costs, which enable a greater portion of the Equity Income Portfolio’s total return to go to you, the planholder.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Equity Income Portfolio	20.7%	9.7%	$25,310
Russell 1000 Value Index	22.2	11.0	28,390
Average Equity Income Fund[1]	18.5	8.1	21,845
Dow Jones Wilshire 5000 Index	15.9	8.7	22,961

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.28%	1.37%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 20.7% during 2006, outpacing the return of the broad U.S. stock market and the average return of competing funds, but trailing the return of its large-capitalization value benchmark index. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2006 fiscal year and the effect that this environment had on the portfolio’s positioning.

Wellington Management

Company, LLP

Portfolio Manager:

John R. Ryan, CFA, Senior Vice President

The global economy is growing, albeit at a diminishing rate. Growth in the U.S. gross domestic product (GDP) has fallen into a 2% expansion phase, while global growth is down slightly from its peak. Despite these slowing economic trends, economic growth has been robust enough to produce strong corporate earnings. We expect a slower pace of growth in 2007 with the global economy growing in the 3% to 4% range. There is a very low probability of recession, but the slowdown in housing and lower employment growth is likely to be a drag on the U.S. economy.

We find it difficult to be pessimistic about the capital markets with money continuing to flow into stocks, bonds, private equity, and non-U.S. mutual funds. In addition to this market liquidity, trade surpluses from emerging markets and recycled petrodollars are also fueling the capital markets. For the next year, we project a normal—but less robust—global economy, with a 2% to 3% rise in inflation, single-digit profit growth, and steady price/earnings multiples.

Our purchases over the last 12 months were largely driven by stock-specific factors. New names purchased included Host Hotels & Resorts, American Standard Companies, and American Electric Power. We also added to our existing positions in General Electric, U.S. Bancorp, and Pitney Bowes. We sold stocks that reached our target prices, such as Caterpillar, Rockwell Automation, Regency Centers, Weyerhaeuser, and Taiwan Semiconductor Manufacturing, or that exhibited deteriorating fundamentals, such as SunTrust Banks, National City, and United Parcel Service. We reduced our position in ConocoPhillips and swapped proceeds into Chevron owing to better valuation characteristics.

Vanguard Quantitative

Equity Group

Portfolio Manager:

James P. Stetler, Principal

In managing our portion of the Equity Income Portfolio, we employ a quantitative assessment of a security’s valuation characteristics relative to its history and current status. This process can, over time, rotate our portfolio out of specific stocks and sectors that have been performing well and into those higher-yielding stocks and sectors that have been underperforming. In this way, we try to provide investors with the benefits of having a high proportion of their return come from relatively safe dividend income while also providing the potential for capital appreciation as longer-term returns revert to their mean. This strategy can involve investing in companies and sectors that are currently out of favor with the market.

During the last fiscal year, our portfolio’s sales were concentrated in securities whose share prices had risen as a result of merger and acquisition activity. Specifically, BellSouth, Albertson’s, Knight-Ridder and Bank of New York were sold as these stocks’ valuation characteristics were no longer attractive after a run-up in price. We also executed large sales in Ford Motor, which had suspended dividend payments, and International Game Technology, which had appreciated during the year. While we reinvested sale proceeds in securities across a range of market segments, one general trend was the purchase of media stocks that still generated healthy dividend payouts though their share prices had fallen. Media purchases included The McClatchy Company, Gannett Co., and Tribune Company. Consumer discretionary stocks were also attractively rated during the period, and our purchases included Brunswick Corporation, Station Casinos, and Eastman Kodak. The portfolio continues to underweight energy stocks because of their historically high current valuations relative to their own history and the market.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	57	343	Employs a fundamental
Company, LLP			approach to identify desirable
			individual stocks, seeking
			those that typically offer
			above-average dividend
			yields, below-average
			valuations, and the potential
			for dividend increases
			in the future.
Vanguard Quantitative	38	230	Uses quantitative management,
Equity Group			with the primary
			assessment of a company’s
			future prospects made
			by evaluating its current
			valuation characteristics.
Cash Investments[1]	5	28	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Equity Income Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	149	611	4964
Median Market Cap	$32.1B	$54.4B	$30.7B
Price/Earnings Ratio	15.9x	14.8x	18.0x
Price/Book Ratio	2.6x	2.2x	2.8x
Yield	2.7%	2.4%	1.7%
Return on Equity	19.8%	17.4%	17.8%
Earnings Growth Rate	14.6%	17.8%	18.5%
Foreign Holdings	1.5%	0.0%	1.1%
Turnover Rate	28%	—	—
Expense Ratio	0.28%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.78
Beta	0.89	0.71

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	9%	9%	12%
Consumer Staples	12	8	9
Energy	7	14	9
Financials	30	36	23
Health Care	8	7	12
Industrials	10	7	11
Information Technology	2	3	15
Materials	7	4	3
Telecommunication
Services	6	6	3
Utilities	7	6	3
Short-Term Reserves	2%	—	—

Ten Largest Holdings[3] (% of total net assets)

Bank of America Corp.	diversified financial
	services	3.1%
Citigroup, Inc.	diversified financial
	services	3.0
General Electric Co.	industrial
	conglomerates	3.0
ExxonMobil Corp.	integrated oil
	and gas	2.7
AT&T Inc.	integrated
	telecommunication
	services	2.5
U.S. Bancorp	diversified banks	1.8
Verizon	integrated
Communications Inc.	telecommunication
	services	1.8
Altria Group, Inc.	tobacco	1.7
Chevron Corp.	integrated oil
	and gas	1.7
FPL Group, Inc.	electric utilities	1.6
Top Ten		22.9%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	20.70%	8.85%	9.73%	$25,310
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	22,961
Russell 1000 Value Index	22.25	10.86	11.00	28,390
Average Equity Income Fund[1]	18.46	8.32	8.13	21,845

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.8%)[1]
Consumer Discretionary (8.9%)
Gannett Co., Inc.	87,600	5,296
Station Casinos, Inc.	50,300	4,108
Eastman Kodak Co.	151,900	3,919
Mattel, Inc.	158,390	3,589
The McClatchy Co. Class A	80,435	3,483
Brunswick Corp.	106,300	3,391
Jones Apparel Group, Inc.	100,000	3,343
Gentex Corp.	199,892	3,110
Leggett & Platt, Inc.	115,800	2,768
^New York Times Co.
Class A	104,800	2,553
General Motors Corp.	81,800	2,513
Regal Entertainment Group
Class A	114,100	2,433
Newell Rubbermaid, Inc.	73,300	2,122
McDonald’s Corp.	47,446	2,103
Tribune Co.	62,090	1,911
Family Dollar Stores, Inc.	64,100	1,880
International Game
Technology	37,403	1,728
Belo Corp. Class A	86,300	1,586
Dow Jones & Co., Inc.	37,700	1,433
Limited Brands, Inc.	5,051	146
		53,415
Consumer Staples (11.3%)
Altria Group, Inc.	121,380	10,417
Kimberly-Clark Corp.	120,000	8,154
Colgate-Palmolive Co.	89,500	5,839
Kellogg Co.	104,740	5,243
General Mills, Inc.	80,860	4,658
Sysco Corp.	105,100	3,863

ConAgra Foods, Inc.	140,000	3,780
Kraft Foods Inc.	103,403	3,691
Avon Products, Inc.	109,700	3,624
The Coca-Cola Co.	73,400	3,542
Campbell Soup Co.	77,700	3,022
PepsiCo, Inc.	38,000	2,377
Sara Lee Corp.	111,200	1,894
Anheuser-Busch Cos., Inc.	34,700	1,707
The Hershey Co.	33,400	1,663
The Procter & Gamble Co.	25,447	1,636
H.J. Heinz Co.	27,700	1,247
J.M. Smucker Co.	16,200	785
Wm. Wrigley Jr. Co.	11,500	595
The Clorox Co.	9,000	577
		68,314
Energy (6.9%)
ExxonMobil Corp.	214,709	16,453
Chevron Corp.	137,100	10,081
ConocoPhillips Co.	70,420	5,067
Halliburton Co.	102,600	3,186
Royal Dutch Shell
PLC ADR Class A	33,800	2,393
Royal Dutch Shell
PLC ADR Class B	31,089	2,212
BP PLC ADR	19,878	1,334
Kinder Morgan, Inc.	7,350	777
		41,503
Financials (28.6%)
Capital Markets (4.3%)
UBS AG (New York Shares)	140,500	8,476
Merrill Lynch & Co., Inc.	64,100	5,968
The Bank of
New York Co., Inc.	93,300	3,673
Mellon Financial Corp.	80,400	3,389
State Street Corp.	45,086	3,041
Northern Trust Corp.	25,800	1,566

Commercial Banks (8.1%)
U.S. Bancorp	298,942	10,819
PNC Financial
Services Group	88,500	6,553
Wachovia Corp.	90,086	5,131
SunTrust Banks, Inc.	53,100	4,484
Wells Fargo & Co.	123,700	4,399
Fifth Third Bancorp	78,300	3,205
Popular, Inc.	117,415	2,108
City National Corp.	25,000	1,780
BB&T Corp.	36,000	1,581

Synovus Financial Corp.	50,400	1,554
First Horizon National Corp.	36,700	1,533
Huntington Bancshares Inc.	61,500	1,461
Zions Bancorp	17,000	1,402
Comerica, Inc.	20,200	1,185
FirstMerit Corp.	40,500	978
TCF Financial Corp.	10,905	299

Consumer Finance (0.3%)
SLM Corp.	41,423	2,020

Diversified Financial Services (7.5%)
Bank of America Corp.	348,470	18,605
Citigroup, Inc.	326,200	18,169
JPMorgan Chase & Co.	171,900	8,303

Insurance (5.3%)
The Chubb Corp.	115,660	6,120
The Allstate Corp.	86,800	5,652
ACE Ltd.	70,900	4,294
MBIA, Inc.	49,600	3,624
Cincinnati Financial Corp.	68,424	3,100
Arthur J. Gallagher & Co.	101,561	3,001
Marsh &
McLennan Cos., Inc.	82,700	2,536
Fidelity National
Financial, Inc. Class A	62,542	1,494
Nationwide Financial
Services, Inc.	27,500	1,491
Mercury General Corp.	12,500	659

Real Estate Investment Trusts (1.0%)
Host Hotels &
Resorts Inc. REIT	194,400	4,773
KKR Financial Corp. REIT	37,700	1,010

Thrifts & Mortgage Finance (2.1%)
New York Community
Bancorp, Inc.	206,800	3,329
Freddie Mac	44,100	2,994
Fannie Mae	36,200	2,150
Washington Mutual, Inc.	31,800	1,447
Astoria Financial Corp.	43,950	1,326
Countrywide Financial Corp.	30,400	1,291
		171,973
Health Care (7.4%)
Wyeth	178,920	9,111
Abbott Laboratories	163,766	7,977
Bristol-Myers Squibb Co.	255,560	6,726

Baxter International, Inc.	117,620	5,456
Johnson & Johnson	53,686	3,544
Pfizer Inc.	136,000	3,522
Merck & Co., Inc.	80,474	3,509
Eli Lilly & Co.	62,520	3,257
GlaxoSmithKline PLC ADR	25,474	1,344
		44,446
Industrials (10.0%)
General Electric Co.	486,452	18,101
Pitney Bowes, Inc.	167,900	7,755
Deere & Co.	63,600	6,046
American Standard Cos., Inc.	88,700	4,067
Waste Management, Inc.	92,500	3,401
Goodrich Corp.	72,500	3,302
United Parcel Service, Inc.	43,300	3,247
3M Co.	40,400	3,148
Honeywell International Inc.	61,200	2,769
Masco Corp.	76,656	2,290
R.R. Donnelley & Sons Co.	63,800	2,267
Ingersoll-Rand Co.	33,900	1,327
Avery Dennison Corp.	17,300	1,175
The Boeing Co.	11,800	1,048
		59,943
Information Technology (1.3%)
Automatic Data
Processing, Inc.	71,600	3,526
Microchip Technology, Inc.	69,611	2,276
Paychex, Inc.	44,400	1,756
Intel Corp.	29,900	606
		8,164
Materials (6.5%)
Dow Chemical Co.	177,220	7,078
E.I. du Pont
de Nemours & Co.	122,941	5,988
Alcoa Inc.	177,900	5,339
Air Products &
Chemicals, Inc.	64,400	4,526

5

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
PPG Industries, Inc.	47,600	3,056
Bowater Inc.	135,016	3,038
Packaging Corp. of America	136,400	3,014
International Paper Co.	87,050	2,968
Temple-Inland Inc.	27,700	1,275
Weyerhaeuser Co.	16,000	1,130
Valspar Corp.	31,800	879
Freeport-McMoRan Copper &
Gold, Inc. Class B	14,000	780
		39,071
Telecommunication Services (5.5%)
AT&T Inc.	416,064	14,874
Verizon
Communications Inc.	286,308	10,662
BellSouth Corp.	83,620	3,939
Chunghwa Telecom Co., Ltd.
ADR	90,000	1,776
Sprint Nextel Corp.	88,000	1,662
		32,913
Utilities (7.2%)
FPL Group, Inc.	171,940	9,357
Dominion Resources, Inc.	86,425	7,246
Exelon Corp.	79,300	4,908
American Electric
Power Co., Inc.	86,000	3,662
PPL Corp.	91,400	3,276
SCANA Corp.	68,100	2,766
Southern Co.	56,000	2,064
Consolidated Edison Inc.	41,400	1,990
Northeast Utilities	70,400	1,982
Entergy Corp.	18,600	1,717
Duke Energy Corp.	47,000	1,561
Pinnacle West Capital Corp.	30,400	1,541
NiSource, Inc.	41,700	1,005
		43,075
Exchange-Traded Fund (1.2%)
[2] Vanguard Value ETF	104,300	7,108
Total Common Stocks
(Cost $469,081)		569,925
Temporary Cash Investments (5.4%)[1]
Money Market Fund (3.5%)
[3] Vanguard Market
Liquidity Fund, 5.294%	20,117,147	20,117
[3] Vanguard Market
Liquidity Fund,

5.294%—Note G	1,170,000	1,170
		21,287
U.S. Agency Obligation (0.3%)
[4] Federal National Mortgage Assn.
5 5.215%, 4/9/07	1,500	1,479

Repurchase Agreement (1.6%)
Credit Suisse First Boston LLC
5.320%, 1/2/07
(Dated 12/29/06,
Repurchase Value
$9,406,000, collateralized
by Federal National
Mortgage Assn.
4.000%–6.500%,
8/1/20–10/1/36)	9,400	9,400
Total Temporary Cash Investments
(Cost $32,166)		32,166
Total Investments (100.2%)
(Cost $501,247)		602,091
Other Assets and Liabilities (–0.2%)
Other Assets—Note C		2,740
Liabilities—Note G		(3,932)
		(1,192)
Net Assets (100%)
Applicable to 28,875,757 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		600,899
Net Asset Value Per Share		$20.81

At December 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	445,036	$15.41
Undistributed Net
Investment Income	14,343.50
Accumulated Net
Realized Gains	40,593	1.41
Unrealized Appreciation
Investment Securities	100,844	3.49
Futures Contracts	83	—
Net Assets	600,899	$20.81

• See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 1.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $1,479,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

6

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	15,565
Interest[1]	881
Security Lending	68
Total Income	16,514
Expenses
Investment Advisory Fees—Note B
Basic Fee	479
Performance Adjustment	(36)
The Vanguard Group—Note C
Management and Administrative	857
Marketing and Distribution	91
Custodian Fees	8
Auditing Fees	24
Shareholders’ Reports	29
Trustees’ Fees and Expenses	1
Total Expenses	1,453
Expenses Paid Indirectly—Note D	(15)
Net Expenses	1,438
Net Investment Income	15,076
Realized Net Gain (Loss)
Investment Securities Sold[1]	38,885
Futures Contracts	1,506
Realized Net Gain (Loss)	40,391
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	43,861
Futures Contracts	266
Change in Unrealized Appreciation
(Depreciation)	44,127
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,594

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,076	13,510
Realized Net Gain (Loss)	40,391	23,229
Change in Unrealized Appreciation (Depreciation)	44,127	(17,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,594	19,601
Distributions
Net Investment Income	(13,691)	(11,066)
Realized Capital Gain[2]	(22,564)	(25,360)
Total Distributions	(36,255)	(36,426)
Capital Share Transactions—Note H
Issued	71,723	70,526
Issued in Lieu of Cash Distributions	36,255	36,426
Redeemed	(52,956)	(46,928)
Net Increase (Decrease) from Capital Share Transactions	55,022	60,024
Total Increase (Decrease)	118,361	43,199
Net Assets
Beginning of Period	482,538	439,339
End of Period[3]	600,899	482,538

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $165,000, $585,000, and $0 respectively.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $9,452,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $14,343,000 and $12,958,000.

7

Vanguard Equity Income Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.60	$19.45	$20.00	$16.55	$19.79
Investment Operations
Net Investment Income	.54	.51	.49	.470	.44
Net Realized and Unrealized Gain (Loss)
on Investments	3.10	.22	1.80	3.455	(3.05)
Total from Investment Operations	3.64	.73	2.29	3.925	(2.61)
Distributions
Dividends from Net Investment Income	(.54)	(.48)	(.47)	(.450)	(.54)
Distributions from Realized Capital Gains	(.89)	(1.10)	(2.37)	(.025)	(.09)
Total Distributions	(1.43)	(1.58)	(2.84)	(.475)	(.63)
Net Asset Value, End of Period	$20.81	$18.60	$19.45	$20.00	$16.55

Total Return	20.70%	4.14%	13.32%	24.44%	–13.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$601	$483	$439	$372	$296
Ratio of Total Expenses to
Average Net Assets[1]	0.28%	0.28%	0.26%	0.35%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.90%	2.91%	2.78%	2.83%	2.45%
Portfolio Turnover Rate	28%	26%	29%	63%	5%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2006, (0.01%) for 2005 and 0.00% for 2004.

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

8

Vanguard Equity Income Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $175,000 for the year ended December 31, 2006.

For the year ended December 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets before a decrease of $36,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2006, these arrangements reduced the portfolio’s expenses by $15,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December, 31 2006, the portfolio had $18,673,000 of ordinary income and $37,117,000 of long-term capital gains available for distribution.

9

Vanguard Equity Income Portfolio

At December 31, 2006, the cost of investment securities for tax purposes was $501,247,000. Net unrealized appreciation of investment securities for tax purposes was $100,844,000, consisting of unrealized gains of $107,397,000 on securities that had risen in value since their purchase and $6,553,000 in unrealized losses on securities that had fallen in value since their purchase

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	47	16,784	102
E-mini S&P 500 Index	72	5,142	(19)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2006, the portfolio purchased $160,425,000 of investment securities and sold $140,524,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at December 31, 2006, was $1,140,000, for which the portfolio received cash collateral of $1,170,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	3,727	3,847
Issued in Lieu of Cash Distributions	1,998	2,051
Redeemed	(2,786)	(2,545)
Net Increase (Decrease) in Shares Outstanding	2,939	3,353

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

10

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Equity Income Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $22,564,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 77.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

11

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,135.30	$1.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard® Equity Index Portfolio

Spurred by strong fourth-quarter gains, the U.S. stock market finished 2006 with a flourish. For investors in large-capitalization stocks, the gains were healthy. The Equity Index Portfolio returned 15.7% for the 2006 fiscal year, in line with the performance of its target index and more than 2 percentage points above the average return of large-cap core mutual funds.

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the last ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A strong second half helped the portfolio to advance

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow, and corporate profits remained strong.

Much of the Equity Index Portfolio’s 15.7% return came from the financials and energy sectors, which represented approximately one-third of the portfolio’s holdings on average. Within the financials sector, insurance companies and investment banks showed strong gains, while the energy sector got a boost from oil and natural gas producers, which benefited from increased demand and higher prices.

Like the financials and energy sectors, another double-digit performer was the consumer discretionary sector, where retailers, cable television suppliers, and entertainment companies all advanced. Telecommunication services, one of the portfolio’s smallest sectors, posted the highest gain (37%) for the year.

All ten industry sectors in the portfolio turned in positive returns. Gains within the health care and information technology sectors were comparatively modest—both sectors returned 8%. The information technology sector suffered as a number of semiconductor manufacturers and Internet companies had tough years, among them Intel, Yahoo!, and eBay.

Long-term returns show indexing’s strengths

While it’s important to recognize that there will inevitably be years when an index fund’s actively managed competitors outperform it, it’s gratifying when an index fund outdoes its competition, as the Equity Index Portfolio did over the past 12 months.

Still, the benefits of indexing’s market-matching strategy become especially clear over time. As you can see in the table below, the portfolio has outpaced its peer average over the long term. As the table shows, a hypothetical investment of $10,000 in the portfolio ten years ago would have been worth $22,322 at the end of 2006—$3,272 more than a similar investment compounded at the average return of competing funds.

The best strategy for absorbing the inevitable bumps in the market is to maintain an investment portfolio that is balanced and diversified among stock, bond, and money market holdings. The Equity Index Portfolio provides a low-cost way to track the core large-cap portion of the U.S. stock market.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Equity Index Portfolio	15.7%	8.4%	$22,322
S&P 500 Index	15.8	8.4	22,447
Average Large-Cap Core Fund[1]	13.5	6.7	19,050

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.41%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	506	500	4,964
Median Market Cap	$58.8B	$58.8B	$30.7B
Price/Earnings Ratio	17.1x	17.1x	18.0x
Price/Book Ratio	2.9x	2.9x	2.8x
Yield	1.7%	1.8%	1.7%
Return on Equity	19.1%	19.1%	17.8%
Earnings Growth Rate	18.8%	18.8%	18.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	10%	—	—
Expense Ratio	0.14%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	0.88

Sector Diversification (% of Portfolio)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	11%	11%	12%
Consumer Staples	9	9	9
Energy	10	10	9
Financials	22	22	23
Health Care	12	12	12
Industrials	11	11	11
Information Technology	15	15	15
Materials	3	3	3
Telecommunication Services	3	3	3
Utilities	4	4	3

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	3.5%
General Electric Co.	industrial conglomerates	3.0
Citigroup, Inc.	diversified financial services	2.1
Microsoft Corp.	systems software	2.0
Bank of America Corp.	diversified financial services	1.9
The Procter & Gamble Co.	household products	1.6
Johnson & Johnson	pharmaceuticals	1.5
Pfizer Inc.	pharmaceuticals	1.5
American International Group, Inc.	multi-line insurance	1.5
Altria Group, Inc.	tobacco	1.4
Top Ten		20.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	15.71%	6.10%	8.36%	$22,322
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	22,961
S&P 500 Index	15.79	6.19	8.42	22,447
Average Large-Cap Core Fund[1]	13.53	4.27	6.66	19,050

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (10.6%)
*	Comcast Corp. Class A	356,720	15,100
	Time Warner, Inc.	688,330	14,992
	Home Depot, Inc.	351,877	14,131
	The Walt Disney Co.	356,571	12,220
	McDonald’s Corp.	213,212	9,452
	News Corp., Class A	403,369	8,664
	Target Corp.	148,040	8,446
	Lowe’s Cos., Inc.	262,498	8,177
*	Viacom Inc. Class B	119,503	4,903
*	Starbucks Corp.	130,594	4,626
	CBS Corp.	133,603	4,166
	The McGraw-Hill Cos., Inc.	61,046	4,152
*	Kohl’s Corp.	56,483	3,865
	Carnival Corp.	76,622	3,758
	Federated Department Stores, Inc.	90,770	3,461
	Best Buy Co., Inc.	69,725	3,430
	Staples, Inc.	124,866	3,334
*	DIRECTV Group, Inc.	133,200	3,322
	NIKE, Inc. Class B	32,374	3,206
	Harley-Davidson, Inc.	44,662	3,147
	Omnicom Group Inc.	29,454	3,079
	Clear Channel Communications, Inc.	85,311	3,032
	General Motors Corp.	97,748	3,003
	J.C. Penney Co., Inc. (Holding Co.)	38,738	2,997
	Johnson Controls, Inc.	33,770	2,902
	Marriott International, Inc. Class A	57,908	2,763
*	Coach, Inc.	63,284	2,719
	International Game Technology	58,694	2,712
	Yum! Brands, Inc.	45,638	2,684
	Harrah’s Entertainment, Inc.	32,080	2,654
	Ford Motor Co.	326,327	2,451
	Gannett Co., Inc.	40,397	2,442
*	Sears Holdings Corp.	14,341	2,408
	Hilton Hotels Corp.	66,598	2,324
	Starwood Hotels & Resorts Worldwide, Inc.	36,534	2,283
	TJX Cos., Inc.	78,694	2,244
	Fortune Brands, Inc.	26,114	2,230
*	Amazon.com, Inc.	53,160	2,098
	Nordstrom, Inc.	39,358	1,942
*	Bed Bath & Beyond, Inc.	48,670	1,854

*	Office Depot, Inc.	47,971	1,831
	The Gap, Inc.	90,667	1,768
	Limited Brands, Inc.	58,923	1,705
*	Univision Communications Inc.	43,476	1,540
	Mattel, Inc.	65,641	1,487
*	IAC/InterActiveCorp	38,444	1,429
	Genuine Parts Co.	29,340	1,392
	Newell Rubbermaid, Inc.	47,714	1,381
	H & R Block, Inc.	55,688	1,283
	Eastman Kodak Co.	49,653	1,281
	VF Corp.	15,468	1,270
	D. R. Horton, Inc.	47,476	1,258
	Lennar Corp. Class A	23,816	1,249
	Sherwin-Williams Co.	19,285	1,226
	Pulte Homes, Inc.	36,360	1,204
	Centex Corp.	20,532	1,155
	Harman International Industries, Inc.	11,288	1,128
	Whirlpool Corp.	13,433	1,115
*	Wyndham Worldwide Corp.	34,247	1,097
	Darden Restaurants Inc.	25,380	1,020
	Tribune Co.	32,939	1,014
*	AutoZone Inc.	8,741	1,010
	Black & Decker Corp.	11,785	942
*	Apollo Group, Inc. Class A	24,113	940
*	Interpublic Group of Cos., Inc.	76,238	933
	Tiffany & Co.	23,358	917
	Dollar General Corp.	53,679	862
	Liz Claiborne, Inc.	17,702	769
	Family Dollar Stores, Inc.	26,110	766
	Hasbro, Inc.	27,339	745
	Leggett & Platt, Inc.	30,994	741
	E.W. Scripps Co. Class A	14,383	718
	The Stanley Works	14,074	708
	KB Home	13,568	696
*	The Goodyear Tire & Rubber Co.	30,698	644
	OfficeMax, Inc.	12,934	642
	Jones Apparel Group, Inc.	18,983	635
	New York Times Co. Class A	24,760	603
*	AutoNation, Inc.	25,861	551
	Wendy’s International, Inc.	16,521	547
	Brunswick Corp.	15,939	508
	Snap-On Inc.	10,136	483
	Circuit City Stores, Inc.	24,541	466
*	Big Lots Inc.	18,934	434
	Dow Jones & Co., Inc.	11,292	429
	RadioShack Corp.	23,560	395
	Meredith Corp.	6,581	371
	Dillard’s Inc.	10,273	359
*	Comcast Corp. Special Class A	2,081	87
*	Viacom Inc. Class A	1,056	43
	CBS Corp. Class A	1,056	33
	News Corp., Class B	200	4
			233,187
Consumer Staples (9.2%)
	The Procter & Gamble Co.	546,321	35,112
	Altria Group, Inc.	361,281	31,005
	Wal-Mart Stores, Inc.	423,992	19,580
	PepsiCo, Inc.	283,078	17,707
	The Coca-Cola Co.	351,499	16,960

	Walgreen Co.	172,935	7,936
	Anheuser-Busch Cos., Inc.	132,492	6,519
	Colgate-Palmolive Co.	88,594	5,780
	Kimberly-Clark Corp.	79,005	5,368
	CVS Corp.	142,271	4,398
	Costco Wholesale Corp.	78,991	4,176
	Sysco Corp.	106,779	3,925
	Archer-Daniels-Midland Co.	113,292	3,621
	General Mills, Inc.	59,051	3,401
	The Kroger Co.	123,950	2,860
	Safeway, Inc.	76,652	2,649
	H.J. Heinz Co.	56,977	2,565
	Avon Products, Inc.	76,541	2,529
	ConAgra Foods, Inc.	87,711	2,368
	Sara Lee Corp.	128,533	2,189
	Kellogg Co.	43,245	2,165
	Reynolds American Inc.	29,532	1,933
	The Clorox Co.	26,166	1,679
	UST, Inc.	27,680	1,611
	Wm. Wrigley Jr. Co.	30,779	1,592
	The Hershey Co.	29,966	1,492
	Campbell Soup Co.	37,472	1,457
	SuperValu Inc.	35,456	1,268
	Whole Foods Market, Inc.	24,774	1,163
*	Constellation Brands, Inc. Class A	36,364	1,055
	Coca-Cola Enterprises, Inc.	47,937	979
*	Dean Foods Co.	23,100	977
	Brown-Forman Corp. Class B	13,629	903
	The Estee Lauder Cos. Inc. Class A	21,942	896
	McCormick & Co., Inc.	22,634	873
	The Pepsi Bottling Group, Inc.	23,586	729
	Tyson Foods, Inc.	43,436	715
	Molson Coors Brewing Co. Class B	7,951	608
	Wm. Wrigley Jr. Co. Class B	6,994	359
			203,102
Energy (9.8%)
	ExxonMobil Corp.	1,005,557	77,056
	Chevron Corp.	375,867	27,638
	ConocoPhillips Co.	283,742	20,415
	Schlumberger Ltd.	203,108	12,828
	Occidental Petroleum Corp.	148,496	7,251
	Marathon Oil Corp.	60,535	5,599
	Halliburton Co.	173,348	5,382
	Valero Energy Corp.	104,190	5,330
	Devon Energy Corp.	76,156	5,109
	Baker Hughes, Inc.	55,283	4,127
*	Transocean Inc.	50,518	4,086
	Apache Corp.	56,778	3,776
	Anadarko Petroleum Corp.	79,190	3,446
	XTO Energy, Inc.	63,253	2,976
	Williams Cos., Inc.	103,050	2,692
	EOG Resources, Inc.	41,946	2,620
*	Weatherford International Ltd.	58,754	2,455
	Hess Corp.	46,634	2,312
	Chesapeake Energy Corp.	71,637	2,081
	Kinder Morgan, Inc.	18,524	1,959

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	El Paso Corp.	121,389	1,855
*	National Oilwell Varco Inc.	30,279	1,852
	Peabody Energy Corp.	45,381	1,834
	Noble Corp.	23,332	1,777
	Murphy Oil Corp.	32,212	1,638
*	Nabors Industries, Inc.	51,526	1,534
	BJ Services Co.	50,513	1,481
	Smith International, Inc.	34,356	1,411
	Sunoco, Inc.	21,275	1,327
	CONSOL Energy, Inc.	31,594	1,015
	Rowan Cos., Inc.	19,158	636
			215,498
Financials (22.2%)
	Citigroup, Inc.	847,153	47,186
	Bank of America Corp.	774,266	41,338
	American International Group, Inc.	448,205	32,118
	JPMorgan Chase & Co.	598,052	28,886
	Wells Fargo & Co.	582,056	20,698
	Wachovia Corp.	328,567	18,712
	Morgan Stanley	182,421	14,855
	The Goldman Sachs Group, Inc.	73,417	14,636
	Merrill Lynch & Co., Inc.	152,382	14,187
	American Express Co.	207,725	12,603
	U.S. Bancorp	303,033	10,967
	Fannie Mae	168,107	9,984
	Freddie Mac	119,454	8,111
	MetLife, Inc.	131,014	7,731
	Washington Mutual, Inc.	162,921	7,411
	Lehman Brothers Holdings, Inc.	91,368	7,138
	Prudential Financial, Inc.	82,197	7,057
	The Allstate Corp.	107,669	7,010
	The St. Paul Travelers, Cos. Inc.	118,969	6,387
	Capital One Financial Corp.	70,259	5,397
	The Bank of New York Co., Inc.	131,739	5,187
	SunTrust Banks, Inc.	61,044	5,155
	The Hartford Financial Services Group Inc.	54,588	5,094
	Regions Financial Corp.	125,606	4,698
	Countrywide Financial Corp.	107,284	4,554
	BB&T Corp.	93,435	4,105
	National City Corp.	109,122	3,990
	Fifth Third Bancorp	96,181	3,937
	AFLAC Inc.	85,257	3,922
	State Street Corp.	57,376	3,869
	Simon Property Group, Inc. REIT	38,087	3,858
	PNC Financial Services Group	50,769	3,759
	The Chubb Corp.	70,873	3,750
	SLM Corp.	70,641	3,445
	Charles Schwab Corp.	176,660	3,417
	ACE Ltd.	56,239	3,406
	Bear Stearns Co., Inc.	20,235	3,294
	Lincoln National Corp.	49,488	3,286
	Loews Corp.	78,952	3,274
	Progressive Corp. of Ohio	131,564	3,186
	Franklin Resources Corp.	28,689	3,161
	The Chicago Mercantile Exchange	5,998	3,057
	Mellon Financial Corp.	71,158	2,999
	Marsh & McLennan Cos., Inc.	95,278	2,921

	Equity Office Properties Trust REIT	60,594	2,919
	Moody’s Corp.	40,519	2,798
	The Principal Financial Group, Inc.	46,470	2,728
	Vornado Realty Trust REIT	22,279	2,707
	KeyCorp	69,407	2,640
	Genworth Financial Inc.	76,321	2,611
	ProLogis REIT	42,658	2,592
	Equity Residential REIT	50,466	2,561
	Ameriprise Financial, Inc.	41,692	2,272
	Boston Properties, Inc. REIT	20,116	2,251
	XL Capital Ltd. Class A	31,092	2,239
	Archstone-Smith Trust REIT	37,590	2,188
	Legg Mason Inc.	22,667	2,155
	Marshall & Ilsley Corp.	43,977	2,116
	Public Storage, Inc. REIT	21,099	2,057
	T. Rowe Price Group Inc.	45,424	1,988
	Northern Trust Corp.	32,284	1,959
	CIT Group Inc.	34,155	1,905
	Aon Corp.	53,315	1,884
	Kimco Realty Corp. REIT	38,893	1,748
	Synovus Financial Corp.	55,912	1,724
	MBIA, Inc.	23,203	1,695
*	E*TRADE Financial Corp.	73,499	1,648
	Ambac Financial Group, Inc.	18,313	1,631
	M & T Bank Corp.	13,328	1,628
	Comerica, Inc.	27,380	1,607
	Sovereign Bancorp, Inc.	61,904	1,572
	Zions Bancorp	18,472	1,523
	Cincinnati Financial Corp.	29,851	1,353
	Compass Bancshares Inc.	22,516	1,343
	UnumProvident Corp.	59,233	1,231
	Plum Creek Timber Co. Inc. REIT	30,611	1,220
	Commerce Bancorp, Inc.	32,435	1,144
	Safeco Corp.	18,179	1,137
*	Realogy Corp.	37,083	1,124
	Torchmark Corp.	16,894	1,077
*	CB Richard Ellis Group, Inc.	31,966	1,061
	Huntington Bancshares Inc.	41,141	977
	Apartment Investment & Management Co. Class A REIT	16,630	932
	MGIC Investment Corp.	14,366	898
	First Horizon National Corp.	21,459	897
	Janus Capital Group Inc.	34,160	738
	Federated Investors, Inc.	15,597	527
			488,741
Health Care (12.0%)
	Johnson & Johnson	499,896	33,003
	Pfizer Inc.	1,243,200	32,199
	Merck & Co., Inc.	374,253	16,317
*	Amgen, Inc.	201,061	13,734
	Abbott Laboratories	264,569	12,887
	UnitedHealth Group Inc.	232,169	12,474
	Wyeth	232,098	11,818
	Medtronic, Inc.	198,409	10,617
	Bristol-Myers Squibb Co.	339,084	8,925
	Eli Lilly & Co.	169,721	8,842
*	WellPoint Inc.	106,862	8,409
	Schering-Plough Corp.	255,608	6,043
	Baxter International, Inc.	112,804	5,233
*	Gilead Sciences, Inc.	79,197	5,142

	Cardinal Health, Inc.	69,825	4,499
	Caremark Rx, Inc.	73,526	4,199
	Aetna Inc.	90,186	3,894
*	Celgene Corp.	64,203	3,694
*	Boston Scientific Corp.	203,744	3,500
*	Zimmer Holdings, Inc.	41,060	3,218
*	Thermo Fisher Scientific, Inc.	70,272	3,183
	Allergan, Inc.	26,567	3,181
	Becton, Dickinson & Co.	42,449	2,978
*	Biogen Idec Inc.	58,122	2,859
	Stryker Corp.	51,222	2,823
*	Genzyme Corp.	45,270	2,788
*	Forest Laboratories, Inc.	54,716	2,769
*	Medco Health Solutions, Inc.	50,700	2,709
	McKesson Corp.	50,986	2,585
	CIGNA Corp.	17,739	2,334
*	St. Jude Medical, Inc.	61,103	2,234
	Biomet, Inc.	42,212	1,742
*	Express Scripts Inc.	23,382	1,674
*	Humana Inc.	28,651	1,585
*	Laboratory Corp. of America Holdings	21,565	1,584
	AmerisourceBergen Corp.	33,202	1,493
	C.R. Bard, Inc.	17,789	1,476
	Quest Diagnostics, Inc.	27,526	1,459
*	Coventry Health Care Inc.	27,620	1,382
*	MedImmune Inc.	41,396	1,340
	Applera Corp.–Applied Biosystems Group	31,687	1,163
	IMS Health, Inc.	34,151	938
*	Barr Pharmaceuticals Inc.	18,309	918
*	Hospira, Inc.	26,828	901
	Health Management Associates Class A	41,457	875
*	Waters Corp.	17,596	862
*	Patterson Cos.	23,922	849
	Mylan Laboratories, Inc.	36,538	729
*	King Pharmaceuticals, Inc.	41,847	666
*	Millipore Corp.	9,254	616
	Manor Care, Inc.	12,839	602
*	Tenet Healthcare Corp.	81,452	568
	Bausch & Lomb, Inc.	9,317	485
	PerkinElmer, Inc.	21,281	473
*	Watson Pharmaceuticals, Inc.	17,747	462
			263,932
Industrials (10.8%)
	General Electric Co.	1,777,321	66,134
	United Parcel Service, Inc.	185,013	13,872
	The Boeing Co.	136,270	12,106
	United Technologies Corp.	172,974	10,814
	Tyco International Ltd.	342,851	10,423
	3M Co.	126,935	9,892
	Caterpillar, Inc.	112,142	6,878
	Honeywell International Inc.	140,687	6,365
	Emerson Electric Co.	138,258	6,096
	FedEx Corp.	52,781	5,733
	Lockheed Martin Corp.	61,313	5,645
	General Dynamics Corp.	69,676	5,180
	Burlington Northern Santa Fe Corp.	61,867	4,566
	Union Pacific Corp.	46,482	4,277
	Raytheon Co.	76,814	4,056
	Northrop Grumman Corp.	59,664	4,039

Deere & Co.	39,843	3,788
Norfolk Southern Corp.	68,578	3,449
Waste Management, Inc.	92,458	3,400
Illinois Tool Works, Inc.	72,460	3,347
Danaher Corp.	40,834	2,958
PACCAR, Inc.	42,923	2,786
CSX Corp.	75,196	2,589
Southwest Airlines Co.	136,290	2,088
Ingersoll-Rand Co.	52,753	2,064
Textron, Inc.	21,635	2,029
Masco Corp.	67,861	2,027
Eaton Corp.	25,694	1,931
Rockwell Collins, Inc.	28,816	1,824
ITT Industries, Inc.	31,822	1,808

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Rockwell Automation, Inc.	29,340	1,792
	Pitney Bowes, Inc.	38,181	1,764
	L–3 Communications Holdings, Inc.	21,533	1,761
	Dover Corp.	35,152	1,723
	Parker Hannifin Corp.	20,303	1,561
	Cooper Industries, Inc. Class A	15,722	1,422
	American Standard Cos., Inc.	29,902	1,371
	R.R. Donnelley & Sons Co.	37,497	1,333
	Fluor Corp.	15,196	1,241
*	Terex Corp.	17,502	1,130
	Avery Dennison Corp.	16,316	1,108
	Robert Half International, Inc.	29,013	1,077
	Cummins Inc.	9,022	1,066
*	Monster Worldwide Inc.	22,272	1,039
	Goodrich Corp.	21,563	982
	Cintas Corp.	23,544	935
	American Power Conversion Corp.	29,127	891
	W.W. Grainger, Inc.	12,660	885
	Equifax, Inc.	21,585	876
	Pall Corp.	21,127	730
*	Allied Waste Industries, Inc.	43,873	539
	Ryder System, Inc.	10,523	537
*	Raytheon Co. Warrants Exp. 6/16/11	727	13
			237,940
Information Technology (15.1%)
	Microsoft Corp.	1,491,569	44,538
*	Cisco Systems, Inc.	1,047,002	28,615
	International Business Machines Corp.	259,666	25,227
	Intel Corp.	994,171	20,132
	Hewlett-Packard Co.	472,216	19,451
*	Google Inc.	36,946	17,013
*	Apple Computer, Inc.	146,613	12,439
*	Oracle Corp.	689,741	11,822
	QUALCOMM Inc.	284,832	10,764
*	Dell Inc.	391,616	9,826
	Motorola, Inc.	416,729	8,568
	Texas Instruments, Inc.	255,753	7,366
*	eBay Inc.	199,479	5,998
*	Yahoo! Inc.	211,058	5,390
*	Corning, Inc.	269,625	5,045
*	EMC Corp.	380,379	5,021
	Automatic Data Processing, Inc.	94,844	4,671
	Applied Materials, Inc.	239,458	4,418
*	Adobe Systems, Inc.	100,495	4,132
*	Symantec Corp.	162,031	3,378
	First Data Corp.	132,297	3,376
*	Sun Microsystems, Inc.	607,949	3,295
	Western Union Co.	132,397	2,968
*	Xerox Corp.	166,745	2,826
*	Electronic Arts Inc.	53,131	2,676
*	Broadcom Corp.	80,997	2,617
*	Network Appliance, Inc.	64,352	2,528
	Electronic Data Systems Corp.	89,387	2,463
*	Agilent Technologies, Inc.	70,623	2,461
	Paychex, Inc.	58,335	2,307
*	NVIDIA Corp.	61,228	2,266
	Analog Devices, Inc.	58,908	1,936
*	Advanced Micro Devices, Inc.	94,373	1,920
*	Cognizant Technology Solutions Corp.	24,392	1,882
*	Juniper Networks, Inc.	97,393	1,845
*	Intuit, Inc.	60,032	1,832

*	Micron Technology, Inc.	129,809	1,812
	KLA-Tencor Corp.	34,249	1,704
	Maxim Integrated Products, Inc.	55,235	1,691
*	SanDisk Corp.	38,800	1,670
*	Autodesk, Inc.	39,896	1,614
	CA, Inc.	70,676	1,601
*	Computer Sciences Corp.	29,550	1,577
*	Fiserv, Inc.	29,807	1,562
	Linear Technology Corp.	51,522	1,562
	Xilinx, Inc.	57,928	1,379
*	NCR Corp.	30,688	1,312
*	Lexmark International, Inc.	16,955	1,241
*	Altera Corp.	62,510	1,230
*	BMC Software, Inc.	35,451	1,142
	National Semiconductor Corp.	49,879	1,132
	Fidelity National Information Services, Inc.	27,994	1,122
*	Avaya Inc.	78,537	1,098
*	VeriSign, Inc.	42,417	1,020
*	Affiliated Computer Services, Inc. Class A	20,397	996
*	Citrix Systems, Inc.	31,101	841
	Jabil Circuit, Inc.	31,847	782
*	Tellabs, Inc.	76,058	780
	Molex, Inc.	24,469	774
*	Comverse Technology, Inc.	34,832	735
*	Novellus Systems, Inc.	21,351	735
	Sabre Holdings Corp.	22,826	728
	Symbol Technologies, Inc.	43,867	655
*	LSI Logic Corp.	68,950	621
*	JDS Uniphase Corp.	36,354	606
*	QLogic Corp.	27,132	595
*	Convergys Corp.	23,722	564
*	Solectron Corp.	158,085	509
*	Compuware Corp.	60,899	507
*	Teradyne, Inc.	32,800	491
*	Unisys Corp.	59,573	467
	Tektronix, Inc.	14,321	418
*	Ciena Corp.	14,650	406
*	Novell, Inc.	58,628	363
*	Sanmina-SCI Corp.	92,163	318
*	ADC Telecommunications, Inc.	20,297	295
*	PMC Sierra Inc.	36,300	244
*	Parametric Technology Corp.	6,703	121
			332,032
Materials (2.9%)
	E.I. du Pont de Nemours & Co.	158,558	7,723
	Dow Chemical Co.	164,674	6,577
	Monsanto Co.	93,628	4,918
	Alcoa Inc.	149,414	4,484
	Phelps Dodge Corp.	35,092	4,201
	Newmont Mining Corp. (Holding Co.)	77,533	3,501
	Praxair, Inc.	55,785	3,310
	Weyerhaeuser Co.	40,723	2,877
	Nucor Corp.	52,214	2,854
	International Paper Co.	78,677	2,683
	Air Products & Chemicals, Inc.	37,930	2,666
	Freeport-McMoRan Copper & Gold, Inc. Class B	33,885	1,888
	PPG Industries, Inc.	28,499	1,830
	Allegheny Technologies Inc.	17,284	1,567
	United States Steel Corp.	20,434	1,495
	Vulcan Materials Co.	16,192	1,455
	Ecolab, Inc.	30,870	1,395
	Rohm & Haas Co.	24,554	1,255
	MeadWestvaco Corp.	31,241	939

	Sealed Air Corp.	13,911	903
	Sigma-Aldrich Corp.	11,408	887
	Temple-Inland Inc.	18,502	852
	Eastman Chemical Co.	14,192	842
*	Pactiv Corp.	22,931	818
	Ball Corp.	17,976	784
	Ashland, Inc.	9,856	682
	International Flavors & Fragrances, Inc.	13,463	662
	Bemis Co., Inc.	18,081	614
*	Hercules, Inc.	19,663	380
			65,042
Telecommunication Services (3.5%)
	AT&T Inc.	662,533	23,686
	Verizon Communications Inc.	503,361	18,745
	BellSouth Corp.	314,501	14,816
	Sprint Nextel Corp.	499,089	9,428
	Alltel Corp.	64,394	3,895
*	Qwest Communications International Inc.	277,738	2,325
	Embarq Corp.	25,799	1,356
	Windstream Corp.	82,387	1,172
	CenturyTel, Inc.	19,820	865
	Citizens Communications Co.	55,397	796
			77,084
Utilities (3.5%)
	Duke Energy Corp.	216,454	7,188
	Exelon Corp.	115,645	7,157
	Dominion Resources, Inc.	60,892	5,105
	Southern Co.	128,277	4,728
	TXU Corp.	79,328	4,300
	FPL Group, Inc.	69,614	3,788
	FirstEnergy Corp.	55,024	3,318
	Entergy Corp.	35,587	3,285
	American Electric Power Co., Inc.	68,394	2,912
	Public Service Enterprise Group, Inc.	43,418	2,882
	PG&E Corp.	60,309	2,854
	Edison International	56,346	2,563
	Sempra Energy	45,320	2,540
*	AES Corp.	114,811	2,530
	PPL Corp.	65,707	2,355
	Progress Energy, Inc.	43,780	2,149
	Constellation Energy Group, Inc.	31,014	2,136
	Consolidated Edison Inc.	44,201	2,125
	Ameren Corp.	35,577	1,912
	Xcel Energy, Inc.	70,063	1,616
	DTE Energy Co.	30,692	1,486
*	Allegheny Energy, Inc.	28,493	1,308
	KeySpan Corp.	30,173	1,243
	Questar Corp.	14,843	1,233
	NiSource, Inc.	47,186	1,137
	CenterPoint Energy Inc.	54,050	896
	Pinnacle West Capital Corp.	17,248	874
*	CMS Energy Corp.	38,328	640
	TECO Energy, Inc.	36,206	624
*	Dynegy, Inc.	65,475	474
	Nicor Inc.	7,538	353
	Peoples Energy Corp.	6,698	299
			78,010
Total Common Stocks
(Cost $1,777,264)			2,194,568

6

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2] Vanguard Market Liquidity Fund, 5.294% 12,309,406		12,309

	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal National Mortgage Assn.
[4] 5.215%, 4/9/07	500	493
Total Temporary Cash Investments
(Cost $12,802)		12,802
Total Investments (100.2%)
(Cost $1,790,066)		2,207,370
Other Assets and Liabilities (–0.2%)
Other Assets—Note B		7,648
Liabilities		(12,330)
		(4,682)
Net Assets (100%)
Applicable to 74,272,172 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		2,202,688
Net Asset Value Per Share		$29.66

At December 31, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,665,894	$22.43
Undistributed Net
Investment Income	32,043.43
Accumulated Net Realized Gains	87,415	1.18
Unrealized Appreciation
Investment Securities	417,304	5.62
Futures Contracts	32	—
Net Assets	2,202,688	$29.66

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.8% and 0.4%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $493,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

7

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	36,421
Interest[1]	365
Security Lending	42
Total Income	36,828
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative	1,978
Marketing and Distribution	400
Custodian Fees	70
Auditing Fees	22
Shareholders’ Reports	47
Trustees’ Fees and Expenses	2
Total Expenses	2,576
Net Investment Income	34,252
Realized Net Gain (Loss)
Investment Securities Sold	87,866
Futures Contracts	314
Realized Net Gain (Loss)	88,180
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	159,786
Futures Contracts	90
Change in Unrealized
Appreciation (Depreciation)	159,876
Net Increase (Decrease) in Net Assets
Resulting from Operations	282,308

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,252	30,307
Realized Net Gain (Loss)	88,180	119,016
Change in Unrealized Appreciation (Depreciation)	159,876	(67,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	282,308	82,251
Distributions
Net Investment Income	(30,773)	(28,912)
Realized Capital Gain[2]	(119,247)	(67,654)
Total Distributions	(150,020)	(96,566)
Capital Share Transactions—Note E
Issued	405,827	340,806
Issued in Lieu of Cash Distributions	150,020	96,566
Redeemed	(298,911)	(273,460)
Net Increase (Decrease) from Capital Share Transactions	256,936	163,912
Total Increase (Decrease)	389,224	149,597
Net Assets
Beginning of Period	1,813,464	1,663,867
End of Period[3]	2,202,688	1,813,464

1 Interest income from an affiliated company of the portfolio was $291,000.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $1,735,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $32,043,000 and $28,564,000.

8

Vanguard Equity Index Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.87	$28.29	$26.57	$21.68	$29.91
Investment Operations
Net Investment Income	.47	.48	.49[1]	.34	.330
Net Realized and Unrealized Gain (Loss)
on Investments	3.66	.77	2.27	5.57	(6.445)
Total from Investment Operations	4.13	1.25	2.76	5.91	(6.115)
Distributions
Dividends from Net Investment Income	(.48)	(.50)	(.35)	(.34)	(.440)
Distributions from Realized Capital Gains	(1.86)	(1.17)	(.69)	(.68)	(1.675)
Total Distributions	(2.34)	(1.67)	(1.04)	(1.02)	(2.115)
Net Asset Value, End of Period	$29.66	$27.87	$28.29	$26.57	$21.68

Total Return	15.71%	4.79%	10.80%	28.47%	–22.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,203	$1,813	$1,664	$1,450	$961
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.78%	1.91%[1]	1.62%	1.43%
Portfolio Turnover Rate	10%	13%	8%	6%	10%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004. See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $205,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.20% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Equity Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $35,676,000 of ordinary income and $86,499,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $1,790,066,000. Net unrealized appreciation of investment securities for tax purposes was 417,304,000, consisting of unrealized gains of $525,321,000 on securities that had risen in value since their purchase and $108,017,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	10	3,571	32

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2006, the portfolio purchased $334,107,000 of investment securities and sold $195,611,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	14,420	12,587
Issued in Lieu of Cash Distributions	5,594	3,686
Redeemed	(10,808)	(10,032)
Net Increase (Decrease) in Shares Outstanding	9,206	6,241

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

11

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Equity Index Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $119,247,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 99.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,126.90	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.66

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Growth Portfolio

Despite a healthy return environment for the overall stock market, 2006 proved to be another frustrating year for growth investors. For the seventh consecutive year, the result for the Russell 1000 Growth Index lagged that of its counterpart value index. The Vanguard Growth Portfolio returned a modest 1.9%, and trailed the returns of the benchmark index and competing large-capitalization growth funds.

The results for your portfolio and its comparative standards over the past 12 months and decade appear in the table below. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care and tech stocks hampered portfolio’s return

In a course reversal from a strong 2005, the Growth Portfolio’s health care and information technology holdings registered poor results, creating a drag on performance for the 12-month period. Unfortunately, these two broad sectors represented more than half of the portfolio’s assets, on average, during the year. Poor stock selection within the underperforming health care sector resulted in a –10.5% return for the group. Weakness was widespread, but investments in medical device companies, health insurers, and pharmaceutical firms were leading detractors. In technology, a number of semiconductor, communications equipment, and Internet stocks contributed to a –4.3% result for the sector.

The energy and financials sectors were two bright spots during the year. The portfolio’s energy stocks generated a 25.1% return, led by sizable investments in select oil-field services firms—companies that supply tools and services to the oil and gas industry. In financials, a few investment banks and brokerage firms produced excellent results, driving the sector to a 16.1% return.

Portfolio’s long-term record still reflects bear market

In portfolios that hold concentrated positions in a relatively small number of stocks, a certain amount of volatility is expected. Performance during any given period can hinge on the fortunes of a few key stocks or sectors. In 2005, the Growth Portfolio’s health care and technology stocks shone brightly, but in 2006 their luster dimmed. This year’s 1.9% total return was less than stellar.

The portfolio’s longer-term record has also been disappointing. Its ten-year annualized return of 1.6% still bears scars from the steep market downturn of 2000–2002, when the portfolio returned an annualized –29.6%. (Please note that the start of the bear market predated the appointment of the portfolio’s current managers.) Since that span, the portfolio has rebounded, posting a respectable annualized return of 11.3% through December 31, 2006—a period in which investors largely favored value stocks over growth stocks. Under the guidance of advisors AllianceBernstein L.P. (the portfolio’s manager since 2001) and William Blair & Company (manager since 2004), the Growth Portfolio continues to provide exposure to large-cap companies with attractive earnings-growth potential. For more on the portfolio’s strategy and positioning, please see the Advisors’ Report, which follows.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Growth Portfolio	1.9%	1.6%	$11,726
Russell 1000 Growth Index	9.1	5.4	16,991
Average Large-Cap Growth Fund[1]	5.6	5.5	17,155
Dow Jones Wilshire 5000 Index	15.9	8.7	22,961

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.38%	1.46%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Growth Portfolio

Advisors’ Report

During 2006, the Growth Portfolio returned 1.9%, trailing the returns of both its benchmark and its peer-group average. In a generally strong year for stocks, those with a growth bent did not fully participate in the market’s advance. The portfolio is overseen by two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2006 and of the effect of this environment on the portfolio’s positioning.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

Equity markets generated strong gains in 2006. These gains varied substantially by market segment, however. Value stocks outpaced growth stocks by over 13 percentage points. The underperformance of growth stocks in 2006 is frankly hard to understand. Not only were relative valuations very attractive, but the fundamental performance of most of these companies also exceeded expectations. To us, the resulting relative valuation of growth stocks is more attractive today than it has been in the last 25 years.

In this environment, our investment performance was both disappointing and frustrating. Since 2005, our internal research has identified opportunities to own some of the leading franchises in the United States at compelling valuations. These companies, which possess sustainable competitive advantages, are growing faster than their peers and yet are trading at almost comparable valuations, a rare combination. Although these stocks performed well for the portfolio in 2005, they hurt performance in 2006. Information technology and health care holdings accounted for the bulk of the weakness. In technology, specific stocks in the semiconductor, data networking, and Internet sectors detracted the most from performance. In health care, Teva Pharmaceutical Industries, Alcon, and Genentech lagged the benchmark.

Although the majority of our holdings generated earnings growth that met or exceeded our expectations, several companies experienced fundamental shortfalls, and in cases where the longer-term case for investment had changed, we eliminated these holdings from the portfolio. But in 2006, the incidence of such shortfalls was not materially different from 2005. Much of our poor investment performance actually resulted from companies that performed exactly as we expected but whose fundamental success was not rewarded by the stock market.

In our opinion, the current investment environment has become even more compelling. In the short term, equity markets can be inefficient. Over the long term, however, stock prices ultimately reflect the growth in earnings and cash flow of the underlying companies. Our investment philosophy is predicated on identifying leading companies with sustainable competitive advantages that can grow faster than their peers. Although these types of franchises typically command substantial valuation premiums, today they are trading at similar multiples to average or below-average companies.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	69	244	Uses a fundamentally based, research-driven
			approach to large-cap growth investing; seeks a
			diversified investment portfolio of successful,
			well-managed companies with sustainable
			competitive advantages, superior prospective growth,
			and relative valuations that are not fully discounted.
William Blair & Company, LLC	29	105	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments[1]	2	7	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Growth Portfolio

As economic growth continues to moderate, we expect the equity market to reward companies that continue to achieve superior growth with rising earnings projections. Guided by our internal research, we remain positioned to capitalize on this unique investment opportunity.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

U.S. equity markets ultimately turned in very strong results for 2006, despite interim volatility. Given the extended nature of this “recovery” cycle, during which value-oriented, traditionally cyclical stocks are outperforming, many strategists and economists are now referring to this era as a “profit supercycle.” Companies across the board have experienced double-digit earnings gains for an unprecedented 15 consecutive quarters. This has fed into the strong leadership of value over growth and, specifically, lower-quality companies. Given our high-quality growth orientation, we faced some headwinds in the market, although our stock selection helped overcome these factors.

Our picks within the consumer discretionary sector and energy sectors showed the importance of strong stock selection. Monetary tightening, rising commodity prices, and housing market concerns weighed on stocks within this area, particularly in the first half of the year. Despite macro concerns, our bottom-up stock selection process brought us two interesting opportunities: Marriott International and Kohl’s, both of which performed strongly throughout the year. In energy, two growth-oriented standouts were Schlumberger and Suncor Energy, which achieved strong double-digit gains during the year as investors rewarded their innovative technologies and strong management teams.

In health care, concerns about changes in Medicare reimbursement allowances, looming regulatory issues, and product-safety issues created downward pressure on these stocks. In particular, biotech-nology stocks performed poorly (during both the fourth quarter and the year), and our overweight positions there hurt overall results. We continue to believe that biotech stocks offer great opportunity for new products that could have numerous applications over broad populations, but investors were not as appreciative of the longer-term outlook during 2006.

It is likely that several of the drivers in the second half of 2006 will persist in 2007. Earnings growth continues to look healthy for the new year, although it will likely be at much more modest levels than of the previous three years. It sounds paradoxical, but growth stocks, particularly high-quality equities, tend to perform well in a slowing economy, as investors will commonly pay a premium for companies that can sustain earnings during this time. We think that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and will reward stocks with longer, more sustainable, earnings trends.

3

Vanguard Growth Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	65	683	4964
Median Market Cap	$50.2B	$36.0B	$30.7B
Price/Earnings Ratio	22.8x	21.1x	18.0x
Price/Book Ratio	3.7x	4.0x	2.8x
Yield	0.7%	1.1%	1.7%
Return on Equity	18.1%	20.3%	17.8%
Earnings Growth Rate	20.6%	19.6%	18.5%
Foreign Holdings	8.7%	0.0%	1.1%
Turnover Rate	54%	—	—
Expense Ratio	0.38%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.84
Beta	1.20	1.26

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10%	14%	12%
Consumer Staples	5	10	9
Energy	5	4	9
Financials	21	9	23
Health Care	21	17	12
Industrials	9	14	11
Information Technology	26	27	15
Materials	1	3	3
Telecommunication
Services	0	1	3
Utilities	0	1	3
Short-Term Reserves	2%	—	—

Ten Largest Holdings[3] (% of total net assets)

The Goldman Sachs	investment banking
Group, Inc.	and brokerage	4.1%
Genentech, Inc.	biotechnology	4.0
Schlumberger Ltd.	oil and gas
	equipment and
	services	3.9
WellPoint Inc.	managed
	health care	3.2
Google Inc.	Internet software
	and services	3.1
Danaher Corp.	industrial machinery	2.9
Apple Computer, Inc.	computer hardware	2.9
Legg Mason Inc.	asset management
	and custody banks	2.9
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	pharmaceuticals	2.6
Charles Schwab Corp.	investment banking
	and brokerage	2.6
Top Ten		32.2%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	1.91%	–0.29%	1.60%	$11,726
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	22,961
Russell 1000 Growth Index	9.07	2.69	5.44	16,991
Average Large-Cap Growth Fund[1]	5.60	1.73	5.55	17,155

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (9.3%)
* Kohl’s Corp.	124,084	8,491
* Comcast Corp. Class A	195,760	8,287
NIKE, Inc. Class B	46,545	4,609
Marriott International, Inc.
Class A	88,210	4,209
Staples, Inc.	105,970	2,829
Lowe’s Cos., Inc.	78,914	2,458
Johnson Controls, Inc.	27,215	2,338
		33,221
Consumer Staples (5.3%)
The Procter & Gamble Co.	135,120	8,684
Walgreen Co.	86,495	3,969
PepsiCo, Inc.	53,620	3,354
Wal-Mart de Mexico
SA de Cv	44,770	1,970
Whole Foods Market, Inc.	21,400	1,004
		18,981
Energy (4.6%)
Schlumberger Ltd.	218,500	13,800
Suncor Energy, Inc.	30,485	2,406
		16,206
Financials (20.9%)
The Goldman Sachs
Group, Inc.	73,855	14,723
Legg Mason Inc.	109,040	10,364
Charles Schwab Corp.	474,380	9,175
American International
Group, Inc.	123,510	8,851
Merrill Lynch & Co., Inc.	76,952	7,164
JPMorgan Chase & Co.	138,350	6,682
Citigroup, Inc.	96,730	5,388
The Chicago Mercantile
Exchange	8,331	4,247
State Street Corp.	37,640	2,539
Capital One Financial Corp.	25,380	1,950
Franklin Resources Corp.	16,330	1,799

*	^NYSE Group Inc.	15,220	1,479
			74,361
Health Care (20.8%)
*	Genentech, Inc.	174,235	14,136
*	WellPoint Inc.	146,280	11,511
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	296,430	9,213
*	Gilead Sciences, Inc.	128,030	8,313
	UnitedHealth Group Inc.	107,170	5,758
*	Alcon, Inc.	49,090	5,487
*	Amgen, Inc.	78,470	5,360
	Merck & Co., Inc.	105,930	4,619
*	Medco Health
	Solutions, Inc.	52,440	2,802
	Medtronic, Inc.	46,205	2,472
	C.R. Bard, Inc.	25,790	2,140
*	MedImmune Inc.	38,310	1,240
	Eli Lilly & Co.	21,330	1,111
			74,162
Industrials (9.2%)
	Danaher Corp.	143,231	10,376
	The Boeing Co.	84,040	7,466
	General Electric Co.	111,010	4,131
	Emerson Electric Co.	79,200	3,492
	Rockwell Collins, Inc.	54,910	3,475
	3M Co.	32,370	2,523
	Rockwell Automation, Inc.	24,025	1,467
			32,930
Information Technology (25.6%)
	Communications Equipment (4.3%)
	QUALCOMM Inc.	234,815	8,874
*	Cisco Systems, Inc.	171,002	4,674
*	Corning, Inc.	88,940	1,664

	Computers & Peripherals (6.4%)
*	Apple Computer, Inc.	122,280	10,374
*	Network Appliance, Inc.	138,700	5,448
*	Sun Microsystems, Inc.	814,815	4,416
*	EMC Corp.	191,280	2,525

	Electronic Equipment & Instruments (0.9%)
	Jabil Circuit, Inc.	126,360	3,102

	Internet Software & Services (4.2%)
*	Google Inc.	24,070	11,084
*	Yahoo! Inc.	145,955	3,728

	IT Services (2.8%)
	Infosys Technologies Ltd.
	ADR	104,560	5,705
	Paychex, Inc.	109,620	4,334

Semiconductors &
Semiconductor Equipment (5.3%)
* Advanced Micro
Devices, Inc.	294,295	5,989
* Broadcom Corp.	170,960	5,524
* NVIDIA Corp.	111,730	4,135
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	310,587	3,395
Software (1.7%)
* Adobe Systems, Inc.	84,720	3,484
SAP AG ADR	51,700	2,745
		91,200
Materials (0.9%)
Praxair, Inc.	51,305	3,044

Exchange-Traded Fund (0.1%)
[2] Vanguard Growth ETF	8,500	493
Total Common Stocks
(Cost $293,128)		344,598
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.6%)
[3] Vanguard Market
Liquidity Fund, 5.294%	11,289,753	11,290
[3] Vanguard Market
Liquidity Fund,
5.294%—Note G	1,440,000	1,440
		12,730

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
[4] Federal National Mortgage Assn.
5 5.215%, 4/9/07	1,500	1,479
Total Temporary Cash Investments
(Cost $14,209)		14,209
Total Investments (100.7%)
(Cost $307,337)		358,807
Other Assets and Liabilities (–0.7%)
Other Assets—Note C		417
Liabilities—Note G		(3,030)
		(2,613)
Net Assets (100%)
Applicable to 27,087,858 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		356,194
Net Asset Value Per Share		$13.15

6

Vanguard Growth Portfolio

At December 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	735,946	$27.17
Undistributed Net
Investment Income	1,479.05
Accumulated Net
Realized Losses	(432,664)	(15.97)
Unrealized Appreciation
(Depreciation)
Investment Securities	51,470	1.90
Futures Contracts	(37)	—
Net Assets	356,194	$13.15

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 2.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $1,479,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

7

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	2,797
Interest[1]	923
Security Lending	17
Total Income	3,737
Expenses
Investment Advisory Fees—Note B
Basic Fee	436
Performance Adjustment	36
The Vanguard Group—Note C
Management and Administrative	792
Marketing and Distribution	61
Custodian Fees	14
Auditing Fees	24
Shareholders’ Reports	32
Total Expenses	1,395
Expenses Paid Indirectly—Note D	(49)
Net Expenses	1,346
Net Investment Income	2,391
Realized Net Gain (Loss)
Investment Securities Sold[1]	24,452
Futures Contracts	860
Realized Net Gain (Loss)	25,312
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(21,625)
Futures Contracts	208
Change in Unrealized Appreciation
(Depreciation)	(21,417)
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,286

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,391	1,378
Realized Net Gain (Loss)	25,312	5,623
Change in Unrealized Appreciation (Depreciation)	(21,417)	30,648
Net Increase (Decrease) in Net Assets Resulting from Operations	6,286	37,649
Distributions
Net Investment Income	(1,427)	(1,560)
Realized Capital Gain	—	—
Total Distributions	(1,427)	(1,560)
Capital Share Transactions—Note H
Issued	44,290	39,047
Issued in Lieu of Cash Distributions	1,427	1,560
Redeemed	(79,779)	(57,906)
Net Increase (Decrease) from Capital Share Transactions	(34,062)	(17,299)
Total Increase (Decrease)	(29,203)	18,790
Net Assets
Beginning of Period	385,397	366,607
End of Period[2]	356,194	385,397

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $4,000, $828,000, and $0, respectively.

2 Net Assets—End of Period includes undistributed net investment income of $1,479,000 and $515,000.

8

Vanguard Growth Portfolio

Financial Highlights

	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.95	$11.67	$10.93	$8.70	$14.37
Investment Operations
Net Investment Income	.078	.050	.051[1]	.039	.05
Net Realized and Unrealized Gain (Loss)
on Investments	.170	1.282	.738	2.227	(4.97)
Total from Investment Operations	.248	1.332	.789	2.266	(4.92)
Distributions
Dividends from Net Investment Income	(.048)	(.052)	(.049)	(.036)	(.05)
Distributions from Realized Capital Gains	—	—	—	—	(.70)
Total Distributions	(.048)	(.052)	(.049)	(.036)	(.75)
Net Asset Value, End of Period	$13.15	$12.95	$11.67	$10.93	$8.70

Total Return	1.91%	11.49%	7.25%	26.13%	–35.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$356	$385	$367	$384	$314
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.36%	0.36%	0.39%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.40%	0.43%[1]	0.45%	0.37%
Portfolio Turnover Rate	54%	43%	100%	47%	49%

1 Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.02%), (0.04%), and (0.01%).

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

9

Vanguard Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before an increase of $36,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $35,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2006, these arrangements reduced the portfolio’s expenses by $49,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $2,397,000 of ordinary income available for distribution. The portfolio had available realized losses of $432,608,000 to offset future net capital gains of $173,932,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, and $27,668,000 through December 31, 2012.

At December 31, 2006, the cost of investment securities for tax purposes was $307,359,000. Net unrealized appreciation of investment securities for tax purposes was $51,448,000, consisting of unrealized gains of $60,007,000 on securities that had risen in value since their purchase and $8,559,000 in unrealized losses on securities that had fallen in value since their purchase.

10

Vanguard Growth Portfolio

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	13	4,642	5
E-mini S&P MidCap Index	27	2,191	(42)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended December 31, 2006, the portfolio purchased $190,188,000 of investment securities and sold $213,218,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at December 31, 2006, was $1,400,000, for which the portfolio received cash collateral of $1,440,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	3,483	3,221
Issued in Lieu of Cash Distributions	108	142
Redeemed	(6,274)	(5,008)
Net Increase (Decrease) in Shares Outstanding	(2,683)	(1,645)

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements..

11

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Growth Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,085.88	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® High Yield Bond Portfolio

During 2006, the High Yield Bond Portfolio returned 8.3%. The portfolio’s return, though solid, was nevertheless below those of its comparative standards, a result of its emphasis on the market’s higher-quality securities.

The table below displays the 12-month results for your portfolio and two bond market indexes, as well as the average result for competing mutual funds. The table also shows their longer-term results and what would have happened to a hypothetical $10,000 investment in each over the past ten years.

As of December 31, the portfolio yielded an annualized 6.97%, a bit above its 6.79% yield at the start of 2006.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Quality emphasis was at odds with market’s taste for risk

During the past 12 months, bond investors continued to chase lower-quality securities in a quest for yield—a situation that has prevailed for much of the past few years. Corporate profits have been strong, creditors have been eager to lend, and the market has exacted few penalties for aggressive risk-taking. Your portfolio has produced strong absolute returns in this environment, but it has fallen short of its benchmark and peer-group results.

To some extent, this is by design. Your portfolio emphasizes the highest-quality securities within the below-investment-grade market. This approach seeks to capture the higher returns available from weaker corporate borrowers, but recognizes that the cost of risks gone bad can outweigh the potential rewards. At best, a high-yield investor receives all of a security’s interest income and gets the face value back at maturity. At worst, the borrower defaults, and the investor is left empty-handed.

During the past year, the portfolio’s high-quality bias, plus a decision by advisor Wellington Management Company to go light on General Motors, explained much of the portfolio’s shortfall against its benchmark index.

Patterns of 2006 influenced longer-term results as well

The same enthusiasm for the riskiest securities that characterized the bond market in 2006 has also shaped your portfolio’s relative performance over the longer term. Over the past decade, the High-Yield Portfolio has returned an annualized 5.7%, superior to the average for its peers, but a bit below the return of its benchmark index. Again, this shortfall is consistent with the portfolio’s emphasis on higher-quality securities. What has been unusual is the duration of the rally in lower-rated bonds. No one knows when, but eventually the market will become less cavalier about risk, a change that would tend to enhance the relative performance of the High Yield Bond Portfolio.

Total Returns

		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
High Yield Bond Portfolio	8.3%	5.7%	$17,387
Lehman High Yield Bond Index	11.9	6.6	18,927
Average High Current Yield Fund[1]	10.1	5.2	16,587
Lehman Aggregate Bond Index	4.3	6.2	18,312

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		High Current
	Portfolio	Yield Fund
High Yield Bond Portfolio	0.24%	1.27%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The High Yield Bond Portfolio returned 8.3% during 2006, lagging the benchmark return of 11.9%. The high-yield market outperformed other fixed income categories during the year because of a healthy corporate environment, low default rates, and investors’ renewed appetite for risk.

The investment environment

The environment for high-yield bonds has remained reasonably positive, but we anticipate a changing investment landscape in 2007. While primary issuance and increased risk of corporate-financing decisions that could hurt bondholders should have put upward pressure on spreads by now, low default rates, favorable rating trends, and the appetite for risk have kept risk premiums very narrow.

New issuance of high-yield bonds in 2006 was higher than in 2005: The market absorbed $172 billion in new debt over the past 12 months, compared with $117 billion in the prior year. At the same time, the amount of debt issued to fund corporate restructurings (mergers and acquisitions, leveraged buyouts, recapitalizations) increased dramatically, to $60 billion—far above 2005’s record amount of $37 billion.

Corporate restructurings, and more specifically leveraged buyouts, can be particularly harmful to bondholders because our claims on company assets can become subordinated to secured bank loans. Actions like these, which affect the composition of an issuer’s capital structure, often result in downgrades to subordinated high-yield debt, lower dollar prices, and lower recovery values in the event of default. We are concerned about what this trend may mean for 2007, even though valuations have remained remarkably firm and rather steep.

From the end of 2005 to the end of 2006, the yield spread between a 10-year U.S. Treasury bond and comparable high-yield securities contracted by 86 basis points, to 300 basis points (3 percentage points). Over that period, the yield on the 10-year Treasury increased by 31 basis points, from 4.39% to 4.70%, while that of a comparable high-yield issue declined by 55 basis points, from 8.25% to 7.70%. At year-end, spreads still remained well inside their ten-year average of 505 basis points.

Relatively minimal default rates, historically low borrowing costs, and favorable ratings activity have contributed to support current valuations. The 1.8% default rate reported by Moody’s is among the lowest seen since defaults began to increase early in 1999. Over the past three years, the number of issuers upgraded by Moody’s in the speculative market has roughly equaled the number downgraded; in 2002, for contrast, there were four times as many downgrades as upgrades.

Within the high-yield market, lower-quality bonds outperformed the higher-quality segment during the year. BB-rated bonds, the highest-rated securities within the below-investment-grade market, returned 10.1%, while B-rated bonds returned 11.2%, and CCC-rated bonds returned a surprising 17.7%.

From a valuation perspective, higher-quality bonds have more value than lower-quality bonds as we enter 2007. At the end of December, BB-rated bonds carried a spread, or risk premium, of 200 basis points, while B-rated bonds carried a spread of 297 basis points and CCC-rated bonds carried a spread of 491 basis points. Although BB-rated bonds offer less compensation than lower-rated bonds, their spreads are closer to long-term averages and should increase less than lower-quality spreads in the event the market begins to reprice risk. Currently, BB-rated bond spreads are 108 basis points narrower than their ten-year average, while B-rated and CCC-rated bonds are narrower than their own averages by 207 and 548 basis points, respectively.

Looking forward to coming months, we anticipate a supportive economy with real (inflation-adjusted) gross domestic product continuing to grow at an annual rate of about 3%. We expect market fundamentals to remain healthy, with high-yield returns generated mostly by interest income, and to a lesser degree, by capital appreciation from upgrades. Despite our concerns about the narrow spreads between lower-and higher-rated bonds, our view is that investors can anticipate that valuations will be consistent with those of the past few years, barring any major market disruptions.

The portfolio’s performance

No defaults occurred in the portfolio during 2006, and our investment style remained consistent. The portfolio has a meaningful exposure to relatively higher-quality securities whose valuations are relatively more sensitive to the overall level of interest rates than those of lower-quality bonds in the “junk” market. We strive to protect the portfolio from defaults by investing in higher-quality or “upper tier” issuers with more consistent businesses and with greater predictability of cash flows than those at the lowest end of the quality spectrum.

Over the long term, this strategy has rewarded investors. In 2006, however, as lower-quality bonds outperformed the broader high-yield market, the portfolio underperformed the market. Aside from the headwind created by our quality bias, our decision to underweight the automotive sector, especially General Motors, hurt the portfolio’s performance relative to its benchmarks.

The portfolio’s positioning

The portfolio is consistent in pursuing its investment objective and strategy. The upper-tier bias that we described above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We accept lower yields, but we also

2

Vanguard High Yield Bond Portfolio

expect fewer defaults and a better total return than the market will supply over long periods.

In 2007, we expect the number of defaults to stay low but to rise modestly, reflecting the abundance of low-quality issuance in 2004 and 2005. We will keep working to minimize credit mistakes in the portfolio while remaining positioned to capture the beneficial effects of a healthy economy.

Corporate bonds have an asymmetrical payoff, meaning that their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings by issuer and by industry as we seek to mitigate the risk of capital erosion and the effects of any credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of these instruments’ potential volatility.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

January 17, 2007

3

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of December 31, 2006

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	284	1,617	7,134
Yield	7.0%	—	—
Yield to Maturity	7.3%[3]	7.9%	5.4%
Average Coupon	7.7%	7.9%	5.4%
Average Effective Maturity	7.3 years	7.9 years	7.0 years
Average Quality[4]	Ba3	B1	Aa1
Average Duration	4.7 years	4.4 years	4.5 years
Expense Ratio	0.24%	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio
	Versus	Portfolio
	Comparative	Versus
	Index[1]	Broad Index[2]
R-Squared	0.92	0.25
Beta	0.81	0.52

Distribution by Maturity (% of portfolio)

Under 1 Year	3%
1–5 Years	31
5–10 Years	52
10–20 Years	7
20–30 Years	7

Sector Diversification[5] (% of portfolio)

Basic Industry	6%
Capital Goods	7
Communication	20
Consumer Cyclical	16
Consumer Noncyclical	10
Energy	7
Finance	4
Foreign	1
Other Industrial	1
Technology	5
Transportation	3
Treasury/Agency	5
Utilities	14
Short-Term Reserves	1%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	5%
Aa	0
A	0
Baa	2
Ba	41
B	41
Not Rated	11

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman High Yield Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	8.27%	7.46%	5.69%	$17,387
Lehman Aggregate Bond Index	4.33	5.06	6.24	18,312
Lehman High Yield Bond Index	11.85	10.18	6.59	18,927
Average High Current Yield Fund[1]	10.06	8.63	5.19	16,587

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (4.9%)
	U.S. Treasury Note	5.625%	5/15/08	2,405	2,427
	U.S. Treasury Note	5.500%	5/15/09	3,200	3,254
	U.S. Treasury Note	5.750%	8/15/10	1,875	1,940
	U.S. Treasury Note	4.875%	7/31/11	2,400	2,417
	U.S. Treasury Note	4.000%	11/15/12	2,225	2,148
	U.S. Treasury Note	5.125%	5/15/16	475	489
Total U.S. Government and Agency Obligations (Cost $12,922)					12,675
Corporate Bonds (92.2)%
Finance (3.7%)
	Banking (0.2%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	651

	Brokerage (0.4%)
	E*Trade Financial Corp.	8.000%	6/15/11	650	681
	E*Trade Financial Corp.	7.375%	9/15/13	325	339

	Finance Companies (1.6%)
	General Motors Acceptance Corp. LLC	6.875%	8/28/12	625	645
	General Motors Acceptance Corp. LLC	8.000%	11/1/31	3,055	3,513

	Insurance (0.9%)
	Coventry Health Care Inc.	5.875%	1/15/12	30	30
	Coventry Health Care Inc.	8.125%	2/15/12	565	583
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	805	833
	UnumProvident Corp.	7.625%	3/1/11	136	145
	UnumProvident Corp.	6.750%	12/15/28	585	584
	UnumProvident Corp.	7.375%	6/15/32	175	187

	Real Estate Investment Trusts (0.6%)
1	Rouse Co.	6.750%	5/1/13	1,510	1,512
					9,703
Industrial (74.2%)
	Basic Industry (6.4%)
	Arch Western Finance	6.750%	7/1/13	1,840	1,824
	Bowater Canada Finance	7.950%	11/15/11	1,375	1,347
	Bowater Inc.	6.500%	6/15/13	25	23
	Cascades Inc.	7.250%	2/15/13	645	645
	Equistar Chemicals LP	10.125%	9/1/08	165	175

	Equistar Chemicals LP	10.625%	5/1/11	605	644
1	Georgia Gulf Corp.	9.500%	10/15/14	375	366
	Georgia-Pacific Corp.	8.125%	5/15/11	945	990
1	Georgia-Pacific Corp.	7.125%	1/15/17	1,585	1,581
	Georgia-Pacific Corp.	8.000%	1/15/24	550	558
	IMC Global, Inc.	7.300%	1/15/28	640	589
	International Steel Group, Inc.	6.500%	4/15/14	1,175	1,207
	Lyondell Chemical Co.	8.000%	9/15/14	1,210	1,257
	Methanex Corp.	8.750%	8/15/12	725	788
	Millennium America Inc.	9.250%	6/15/08	790	814
1	Mosaic Co.	7.375%	12/1/14	150	154
1	Mosaic Co.	7.625%	12/1/16	125	130
	Nalco Co.	7.750%	11/15/11	710	728
	Neenah Paper Inc.	7.375%	11/15/14	810	776
1	Novelis Corp.	7.250%	2/15/15	1,385	1,333
	Steel Dynamics, Inc.	9.500%	3/15/09	720	743

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (6.7%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	716
	Allied Waste North America Inc.	5.750%	2/15/11	195	188
	Allied Waste North America Inc.	6.375%	4/15/11	300	296
	Argo Tech Corp.	9.250%	6/1/11	520	564
1	Ashtead Capital Inc.	9.000%	8/15/16	715	763
1	Ashtead Holding PLC	8.625%	8/1/15	475	494
	Ball Corp.	6.625%	3/15/18	520	516
	Building Materials Corp.	7.750%	8/1/14	900	814
	Case New Holland Inc.	9.250%	8/1/11	1,380	1,463
	Case New Holland Inc.	7.125%	3/1/14	1,255	1,274
	Crown Americas Inc.	7.625%	11/15/13	615	635
	Crown Americas Inc.	7.750%	11/15/15	615	638
	Goodman Global Holdings	7.875%	12/15/12	860	847
	L-3 Communications Corp.	7.625%	6/15/12	950	983
	L-3 Communications Corp.	6.375%	10/15/15	450	447
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	475	486
	Owens-Brockway Glass Container, Inc.	7.750%	5/15/11	920	951
	Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	720	761
	Sequa Corp.	9.000%	8/1/09	1,355	1,445
	Texas Industries Inc.	7.250%	7/15/13	580	592
	United Rentals NA Inc.	6.500%	2/15/12	1,885	1,861
	United Rentals NA Inc.	7.750%	11/15/13	650	653

	Communication (19.6%)
	Canwest Media Inc.	8.000%	9/15/12	1,675	1,742
1	Charter Communications OPT LLC	8.000%	4/30/12	2,670	2,770
1	Charter Communications OPT LLC	8.375%	4/30/14	2,155	2,230
	Citizens Communications	9.250%	5/15/11	1,680	1,861
	Citizens Communications	9.000%	8/15/31	345	373
	CSC Holdings, Inc.	8.125%	7/15/09	80	83
	CSC Holdings, Inc.	8.125%	8/15/09	645	668
	CSC Holdings, Inc.	7.625%	4/1/11	310	316
1	CSC Holdings, Inc.	6.750%	4/15/12	740	722
	CSC Holdings, Inc.	7.875%	2/15/18	1,190	1,187
	CSC Holdings, Inc.	7.625%	7/15/18	1,885	1,833
	Dex Media West LLC	8.500%	8/15/10	165	172
	Dex Media, Inc.	8.000%	11/15/13	450	463
	Dobson Cellular Systems	8.375%	11/1/11	855	899
	Dobson Cellular Systems	9.875%	11/1/12	490	534
	GCI Inc.	7.250%	2/15/14	1,410	1,396
1	Idearc Inc.	8.000%	11/15/16	3,695	3,764
	Intelsat Bermuda Ltd.	5.250%	11/1/08	505	491
1	Intelsat Bermuda Ltd.	9.250%	6/15/16	670	720
	Intelsat Holding Ltd.	8.250%	1/15/13	200	204
	Intelsat Holding Ltd.	8.625%	1/15/15	2,060	2,158
	Liberty Media Corp.	7.750%	7/15/09	175	182
	Liberty Media Corp.	7.875%	7/15/09	760	795
	Liberty Media Corp.	5.700%	5/15/13	1,095	1,028
	Liberty Media Corp.	8.250%	2/1/30	860	849
	Lin Television Corp.	6.500%	5/15/13	475	452
1	Mediacom Broadband LLC	8.500%	10/15/15	400	406
	Mediacom Broadband LLC	8.500%	10/15/15	700	707
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	775	800
	Medianews Group Inc.	6.875%	10/1/13	700	634
	PanAmSat Corp.	9.000%	8/15/14	1,168	1,235

Quebecor Media Inc.	7.750%	3/15/16	1,050	1,074
Qwest Communications International Inc.	8.875%	3/15/12	2,430	2,706
Qwest Communications International Inc.	7.500%	10/1/14	715	757
R.H. Donnelley Corp.	6.875%	1/15/13	230	221
R.H. Donnelley Corp.	6.875%	1/15/13	910	872
R.H. Donnelley Corp.	8.875%	1/15/16	2,960	3,108
Rogers Cable Inc.	6.250%	6/15/13	995	1,001
Rogers Cable Inc.	5.500%	3/15/14	415	399
Rogers Cable Inc.	6.750%	3/15/15	60	62
Rogers Cable Inc.	7.500%	3/15/15	395	431
Rogers Wireless Inc.	9.625%	5/1/11	1,495	1,697
Rogers Wireless Inc.	6.375%	3/1/14	190	193
Shaw Communications Inc.	8.250%	4/11/10	845	899
Sinclair Broadcast Group	8.750%	12/15/11	475	496

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sinclair Broadcast Group	8.000%	3/15/12	905	934
	US West Communications Group	6.875%	9/15/33	2,310	2,206
1	Windstream Corp.	8.125%	8/1/13	285	310
1	Windstream Corp.	8.625%	8/1/16	1,750	1,925

	Consumer Cyclical (16.1%)
	AMC Entertainment Inc.	8.000%	3/1/14	600	599
	Aztar Corp.	9.000%	8/15/11	465	488
	Beazer Homes USA, Inc.	8.625%	5/15/11	860	887
	Beazer Homes USA, Inc.	8.375%	4/15/12	195	201
	Beazer Homes USA, Inc.	6.875%	7/15/15	395	388
	Corrections Corp. of America	6.250%	3/15/13	345	340
	Corrections Corp. of America	6.750%	1/31/14	265	267
	Ford Motor Credit Co.	7.875%	6/15/10	375	379
2	Ford Motor Credit Co.	9.824%	4/15/12	1,115	1,184
	Ford Motor Credit Co.	7.000%	10/1/13	3,895	3,739
2	Ford Motor Credit Co.	8.360%	12/15/13	2,335	2,338
	Ford Motor Credit Co.	8.000%	12/15/16	1,900	1,885
	General Motors Corp.	8.250%	7/15/23	700	651
^	General Motors Corp.	8.375%	7/15/33	4,125	3,816
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	1,075	965
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	1,375	1,155
1	Host Hotels & Resorts	6.875%	11/1/14	865	874
	Host Marriott LP	7.125%	11/1/13	1,740	1,773
	Isle of Capri Casinos	7.000%	3/1/14	680	675
	K. Hovnanian Enterprises	6.250%	1/15/16	495	464
	K. Hovnanian Enterprises	8.625%	1/15/17	310	329
	KB Home	8.625%	12/15/08	585	610
	KB Home	7.750%	2/1/10	50	51
	KB Home	6.375%	8/15/11	85	84
	KB Home	6.250%	6/15/15	475	447
	Mandalay Resort Group	9.375%	2/15/10	1,185	1,272
	Marquee Inc.	8.625%	8/15/12	695	726
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,791
	MGM Mirage, Inc.	6.625%	7/15/15	260	248
	Park Place Entertainment Corp.	8.125%	5/15/11	50	52
	Park Place Entertainment Corp.	7.000%	4/15/13	860	879
	Rite Aid Corp.	8.125%	5/1/10	80	82
	Rite Aid Corp.	9.500%	2/15/11	1,090	1,142
	Seneca Gaming Corp.	7.250%	5/1/12	630	643
	Service Corp. International	7.375%	10/1/14	295	309
	Service Corp. International	6.750%	4/1/16	110	110
	Service Corp. International	7.000%	6/15/17	1,165	1,182
	Service Corp. International	7.625%	10/1/18	915	972
	Standard Pacific Corp.	6.500%	10/1/08	550	550
	Standard Pacific Corp.	6.875%	5/15/11	360	352
	Standard Pacific Corp.	6.250%	4/1/14	205	191
	Station Casinos	6.000%	4/1/12	170	160
	Station Casinos	6.500%	2/1/14	585	527
	Station Casinos	6.875%	3/1/16	360	319
	Station Casinos	6.625%	3/15/18	600	518
	Tenneco Automotive Inc.	10.250%	7/15/13	565	619
	TRW Automotive Inc.	9.375%	2/15/13	1,062	1,136
	Visteon Corp.	8.250%	8/1/10	390	379
	Visteon Corp.	7.000%	3/10/14	2,145	1,888
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,103

	Consumer Noncyclical (9.8%)
	Ahold Finance USA Inc.	6.875%	5/1/29	690	673
1	Angiotech Pharmaceutical	7.750%	4/1/14	568	502
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	203
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	290	282
	Biovail Corp.	7.875%	4/1/10	520	531
	Constellation Brands Inc.	7.250%	9/1/16	405	418
	Dean Foods Co.	7.000%	6/1/16	160	162
	Delhaize America Inc.	9.000%	4/15/31	360	431
	Elan Financial PLC	7.750%	11/15/11	1,865	1,823
2	Elan Financial PLC	9.374%	11/15/11	840	835
1	Elan Financial PLC	8.875%	12/1/13	1,015	1,010
	Fisher Scientific International Inc.	6.750%	8/15/14	385	392

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Fisher Scientific International Inc.	6.125%	7/1/15	750	743
	HCA Inc.	8.750%	9/1/10	1,200	1,251
	HCA Inc.	5.750%	3/15/14	260	216
	HCA Inc.	6.375%	1/15/15	2,690	2,280
	HCA Inc.	6.500%	2/15/16	1,440	1,213
1	HCA Inc.	9.250%	11/15/16	1,010	1,078
	HCA Inc.	7.690%	6/15/25	130	107
	HCA Inc.	7.500%	11/6/33	275	226
	Mylan Laboratories Inc.	5.750%	8/15/10	145	144
	Mylan Laboratories Inc.	6.375%	8/15/15	740	725
	Omnicare, Inc.	6.125%	6/1/13	70	67
	Omnicare, Inc.	6.750%	12/15/13	390	385
	Omnicare, Inc.	6.875%	12/15/15	585	578
	Reynolds American Inc.	6.500%	7/15/10	220	224
	Reynolds American Inc.	7.250%	6/1/13	1,190	1,244
	Reynolds American Inc.	7.300%	7/15/15	1,040	1,083
	Tenet Healthcare Corp.	6.500%	6/1/12	375	338
	Tenet Healthcare Corp.	7.375%	2/1/13	380	350
	Tenet Healthcare Corp.	9.875%	7/1/14	2,285	2,325
	Tenet Healthcare Corp.	9.250%	2/1/15	315	315
	Triad Hospitals Inc.	7.000%	5/15/12	1,335	1,348
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	215	221
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	726
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	494
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	405	415

	Energy (7.6%)
	Chesapeake Energy Corp.	7.750%	1/15/15	105	109
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	1,016
	Chesapeake Energy Corp.	6.875%	1/15/16	570	573
	Chesapeake Energy Corp.	6.500%	8/15/17	1,245	1,214
	Chesapeake Energy Corp.	6.250%	1/15/18	1,480	1,423
	Delta Petroleum Corp.	7.000%	4/1/15	375	347
	Encore Acquisition Co.	6.250%	4/15/14	150	140
	Encore Acquisition Co.	6.000%	7/15/15	495	452
	Exco Resources Inc.	7.250%	1/15/11	845	858
	Forest Oil Corp.	8.000%	12/15/11	640	667
	Forest Oil Corp.	7.750%	5/1/14	400	407
	Hornbeck Offshore Services	6.125%	12/1/14	525	501
	Magnum Hunter Resources Inc.	9.600%	3/15/12	637	670
	Newfield Exploration Co.	6.625%	4/15/16	660	660
1	OPTI Canada Inc.	8.250%	12/15/14	1,090	1,114
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,161
	Peabody Energy Corp.	7.375%	11/1/16	1,655	1,758
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,410
	Petrohawk Energy Corp.	9.125%	7/15/13	605	632
	Pioneer Natural Resources Co.	5.875%	7/15/16	285	263
	Pioneer Natural Resources Co.	6.875%	5/1/18	530	515
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	325
	Pogo Producing Co.	6.625%	3/15/15	175	167
	Pogo Producing Co.	6.875%	10/1/17	445	426
	Pride International Inc.	7.375%	7/15/14	1,450	1,495
	Transcontinental Gas Pipe Line Corp.	6.250%	1/15/08	140	139
	Whiting Petroleum Corp.	7.250%	5/1/12	520	521
	Whiting Petroleum Corp.	7.250%	5/1/13	625	628
	Whiting Petroleum Corp.	7.000%	2/1/14	110	109

	Technology (4.6%)
1	Freescale Semiconductor	8.875%	12/15/14	3,650	3,641
	IKON Office Solutions	7.750%	9/15/15	885	929
	MagnaChip Semiconductor	6.875%	12/15/11	650	551
2	MagnaChip Semiconductor	8.610%	12/15/11	260	226
1	NXP BV	7.875%	10/15/14	2,660	2,740
[1,2]	Sensata Technologies	8.250%	5/1/14	1,000	963
	SunGard Data Systems, Inc.	9.125%	8/15/13	2,830	2,982

	Transportation (2.7%)
1	Avis Budget Car Rental	7.625%	5/15/14	1,025	995
[1,2]	Avis Budget Car Rental	7.874%	5/15/14	220	212
1	Avis Budget Car Rental	7.750%	5/15/16	1,265	1,224

9

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Continental Airlines, Inc.	9.798%	4/1/21	938	1,027
	Greenbrier Co. Inc.	8.375%	5/15/15	635	643
1	Hertz Corp.	8.875%	1/1/14	1,880	1,974
1	Hertz Corp.	10.500%	1/1/16	890	977

	Other (0.7%)
	Adesa Corp.	7.625%	6/15/12	730	754
	Hawk Corp.	8.750%	11/1/14	120	119
	UCAR Finance, Inc.	10.250%	2/15/12	940	992
					192,770
Utilities (14.3%)
	Electric (9.7%)
1	AES Corp.	8.750%	5/15/13	1,565	1,678
1	AES Corp.	9.000%	5/15/15	1,790	1,929
	Aquila Inc.	9.950%	2/1/11	1,015	1,128
	Aquila Inc.	14.875%	7/1/12	270	353
	Avista Corp.	9.750%	6/1/08	290	305
	Dynegy Inc.	8.375%	5/1/16	1,755	1,851
	Edison Mission Energy	7.500%	6/15/13	405	426
	Edison Mission Energy	7.750%	6/15/16	400	423
	Midwest Generation LLC	8.750%	5/1/34	2,085	2,267
	Mirant North America LLC	7.375%	12/31/13	1,640	1,669
	Nevada Power Co.	6.500%	4/15/12	295	303
	Nevada Power Co.	9.000%	8/15/13	333	359
	Nevada Power Co.	5.875%	1/15/15	520	517
	Nevada Power Co.	6.650%	4/1/36	290	302
	NRG Energy Inc.	7.250%	2/1/14	825	829
	NRG Energy Inc.	7.375%	2/1/16	2,665	2,678
	NRG Energy Inc.	7.375%	1/15/17	1,600	1,608
	Reliant Energy, Inc.	9.500%	7/15/13	403	433
	Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,325
	TECO Energy, Inc.	7.200%	5/1/11	820	870
	TECO Energy, Inc.	6.750%	5/1/15	55	58
	TXU Corp.	5.550%	11/15/14	1,160	1,102
	TXU Corp.	6.500%	11/15/24	1,340	1,264
	TXU Corp.	6.550%	11/15/34	480	450

	Natural Gas (4.6%)
	ANR Pipeline Co.	8.875%	3/15/10	860	903
	Colorado Interstate Gas	5.950%	3/15/15	90	89
	El Paso Natural Gas Co.	7.625%	8/1/10	425	439
	El Paso Natural Gas Co.	7.500%	11/15/26	190	211
	El Paso Production Holdings	7.750%	6/1/13	2,540	2,654
	Enterprise Products Operating LP	6.875%	3/1/33	450	473
	Kinder Morgan, Inc.	6.500%	9/1/12	745	749
	Southern Natural Gas	8.875%	3/15/10	575	604
	Suburban Propane Partners	6.875%	12/15/13	650	637
	Williams Cos., Inc.	7.125%	9/1/11	1,025	1,067
	Williams Cos., Inc.	8.125%	3/15/12	1,270	1,372
	Williams Cos., Inc.	7.500%	1/15/31	1,565	1,626
	Williams Cos., Inc.	7.750%	6/15/31	205	216
	Williams Cos., Inc.	8.750%	3/15/32	175	198

1	Williams Partners LP	7.500%	6/15/11	450	469
1	Williams Partners LP	7.250%	2/1/17	375	383
					37,217
Total Corporate Bonds (Cost $236,726)					239,690
Sovereign Bond (U.S. Dollar-Denominated) (0.7%)
	Republic of Argentina (Cost $1,871)	7.000%	9/12/13	1,945	1,916
Temporary Cash Investments (2.0%)
Repurchase Agreement (0.5%)
Credit Suisse First Boston LLC (Dated 12/29/06, Repurchase Value $1,501,000,
collateralized by Federal National Mortgage Assn. 4.000%–6.500%, 8/1/20–10/1/36)		5.320%	1/2/07	1,500	1,500

10

Vanguard High Yield Bond Portfolio

		Market
		Value•
	Shares	($000)
Money Market Fund (1.5%)
4 Vanguard Market Liquidity Fund, 5.294%—Note G	3,822,000	3,822
Total Temporary Cash Investments (Cost $5,322)		5,322
Total Investments (99.8%) (Cost $256,841)		259,603
Other Assets and Liabilities (0.2%)
Other Assets—Note C		5,083
Liabilities—Note G		(4,636)
		447
Net Assets (100%)
Applicable to 30,128,787 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		260,050
Net Asset Value Per Share		$8.63

At December 31, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	281,942	$9.36
Undistributed Net Investment Income	17,016	0.56
Accumulated Net Realized Losses	(41,670)	(1.38)
Unrealized Appreciation	2,762	0.09
Net Assets	260,050	$8.63

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $40,943,000, representing 15.7% of net assets.

2 Adjustable-rate note.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payment and prepayments or the possibility of the issue being called.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

11

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Interest	18,237
Security Lending	24
Total Income	18,261
Expenses
Investment Advisory Fees—Note B	149
The Vanguard Group—Note C
Management and Administrative	346
Marketing and Distribution	52
Custodian Fees	9
Auditing Fees	24
Shareholders’ Reports	14
Total Expenses	594
Expenses Paid Indirectly—Note D	(9)
Net Expenses	585
Net Investment Income	17,676
Realized Net Gain (Loss)
on Investment Securities Sold	819
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,344
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,839

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,676	18,005
Realized Net Gain (Loss)	819	1,977
Change in Unrealized Appreciation (Depreciation)	1,344	(13,119)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,839	6,863
Distributions
Net Investment Income	(18,072)	(19,588)
Realized Capital Gain	—	—
Total Distributions	(18,072)	(19,588)
Capital Share Transactions—Note H
Issued	51,481	46,979
Issued in Lieu of Cash Distributions	18,072	19,588
Redeemed	(58,047)	(81,872)
Net Increase (Decrease) from Capital Share Transactions	11,506	(15,305)
Total Increase (Decrease)	13,273	(28,030)
Net Assets
Beginning of Period	246,777	274,807
End of Period[1]	260,050	246,777

1 Net Assets—End of Period includes undistributed net investment income of $17,016,000 and $17,412,000.

12

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.59	$9.02	$8.95	$8.21	$8.59
Investment Operations
Net Investment Income	.58	.60[1]	.68	.53	.59
Net Realized and Unrealized
Gain (Loss) on Investments	.09	(.37)	.04	.78	(.46)
Total from Investment Operations	.67	.23	.72	1.31	.13
Distributions
Dividends from Net Investment Income	(.63)	(.66)	(.65)	(.57)	(.51)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.63)	(.66)	(.65)	(.57)	(.51)
Net Asset Value, End of Period	$8.63	$8.59	$9.02	$8.95	$8.21

Total Return	8.27%	2.75%	8.53%	16.87%	1.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$260	$247	$275	$295	$203
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.24%	0.29%	0.33%
Ratio of Net Investment Income to
Average Net Assets	7.12%	6.97%	7.22%	7.59%	8.40%
Portfolio Turnover Rate	47%	46%	57%	49%	30%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2006, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, custodian fee offset arrangements reduced the portfolio’s expenses by $9,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

14

Vanguard High Yield Bond Portfolio

For tax purposes, at December 31, 2006, the portfolio had $17,554,000 of ordinary income available for distribution. The portfolio had available realized losses of $41,657,000 to offset future net capital gains of $1,181,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011.

At December 31, 2006, the cost of investment securities for tax purposes was $256,841,000. Net unrealized appreciation of investment securities for tax purposes was $2,762,000, consisting of unrealized gains of $5,491,000 on securities that had risen in value since their purchase and $2,729,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2006, the portfolio purchased $113,378,000 of investment securities and sold $106,531,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,326,000 and $4,725,000, respectively.

G. The market value of securities on loan to broker-dealers at December 31 2006, was $3,759,000, for which the portfolio received cash collateral of $3,822,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	6,161	5,484
Issued in Lieu of Cash Distributions	2,228	2,343
Redeemed	(6,987)	(9,583)
Net Increase (Decrease) in Shares Outstanding	1,402	(1,756)

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

15

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund High Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodians and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

16

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.72	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Vanguard® International Portfolio

During 2006, U.S. stocks did well, and international stocks performed even better. The International Portfolio returned 26.7%, besting the return of its primary benchmark and the average result of other international funds. By comparison, the broad U.S. stock market returned 15.9% (as measured by the Dow Jones Wilshire 5000 Index) for the year.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns over the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

International stocks recorded another fine performance

For a fourth consecutive year, the

International Portfolio posted strong double-digit returns. Fine stock selection from portfolio advisors Schroder Investment Management North America and Baillie Gifford Overseas drove robust returns in almost every geographic region and industry sector in which the portfolio was invested.

Returns were strong among most of the portfolio’s European-based investments. Large allocations in countries such as the United Kingdom, France, and Germany made significant contributions to the portfolio’s overall return. In addition, smaller areas of investment, including Spain, Ireland, Sweden, and the Netherlands, also packed a punch, with each producing returns greater than 40% for the year. In the Asia/Pacific region, Singapore, Hong Kong, and China were areas of strength, while both Japan (one of the portfolio’s largest countries of investment) and South Korea produced lackluster results.

The portfolio’s impressive results were also widespread when broken down by industry. For the year, sector returns ranged from 16.9% in health care to 75.2% in the relatively small utilities sector. Stock selection in the energy, consumer staples, and information technology sectors boosted the portfolio’s relative performance. For more details about performance and individual securities, please see the Advisors’ Report, which follows.

When times are good, keep expectations in check

During the ten years ended December 31, the International Portfolio posted an average annual return of 8.7%, besting the performance of its benchmark and the average return of its peers for the period. This is a respectable result, to be sure, but one that masks great volatility. During the first six years of the period (1997 through 2002), the portfolio’s returns climbed—and then fell sharply—producing an annualized average return of –0.6%. International markets then rebounded, and over the next four years (2003 though 2006) the portfolio’s annualized return was 24.1%.

Examining the past decade from this perspective underscores how quickly tides can change in the stock market. It also reminds us that we should not be enamored with an investment because of strong returns over the past few years. Creating—and sticking to—a long-term investment plan that is diversified among stock, bond, and short-term funds in accordance with your goals, time horizon, and risk tolerance will help you stay balanced in good times and bad.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
International Portfolio	26.7%	8.7%	$22,972
MSCI EAFE Index	26.3	7.7	21,009
Average International Fund[1]	24.8	7.4	20,509
MSCI All Country World Index ex USA	27.2	8.6	22,793

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		International
	Portfolio	Fund
International Portfolio	0.44%	1.65%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard International Portfolio

Advisors’ Report

During 2006, the International Portfolio posted a 26.7% return, outpacing the return of its benchmark index and the average result of competing international funds. This performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2006 and the effect that this environment had on the portfolio’s positioning.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Deputy Chief Investment Officer

and Head of Global Equities

It was an exceptionally good year for international stocks. Most stock markets rose strongly, and emerging markets had another excellent year. The laggard was Japan, where corporate restructuring seemed to run out of steam. Two strong sectors globally were those offering the highest yields—utilities and telecommunication services. The strength of higher-yielding stocks was mirrored by another year of lagging performance on the part of growth companies.

Currency movements were an important feature this year. The U.S. dollar was weak compared to the currency of almost every other country, except South Africa and Turkey, an added benefit for U.S.-based investors. The dollar held its own against the Japanese yen and fell by more than 13% against the British pound.

Economic growth will probably slow a little next year, but not by much. The most important point, though, is that monetary policy has worked: inflation is under control. A credit crunch is not necessary. Rates may not actually fall in 2007, but there is no reason for them to rise much.

Our turnover has remained low. We replaced a few disappointing holdings, and although an impatient crowd of good ideas has been trying to get in, we exercised self-control and kept the quality threshold high. Our part of the portfolio still has a marked bias in favor of industrial companies and emerging markets as we anticipate that most of the growth in the world markets is likely to come from these areas.

Equity valuations look reasonable: share prices have done little more than keep up with earnings in recent years. Equities appear reasonably valued and there is some scope for them to become more expensive. This is particularly so in the case of growth stocks, which should benefit if earnings generally do slow down.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	769	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	49	768	Uses fundamental research to identify high-quality
North America, Inc.			companies in developed and emerging markets
			that the advisor believes have above-average
			growth potential.
Cash Investments[1]	2	25	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard International Portfolio

Schroder Investment Management

North America, Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Executive Director and Head of

International (Eafe) Equities of Schroder

Investment Management Ltd.

Matthew Dobbs, Executive Director of

Schroder Investment Management Ltd.

Four major themes helped support the strong returns seen in international equity markets in 2006. First, global liquidity was abundant, despite efforts by the central banks in Europe, Japan, and the United States to raise interest rates in an effort to normalize them. This liquidity was supported by accumulated “petrodollars” in the Middle East and Russia, as well as from the recycling of the Chinese trade surplus. As expected, de-synchronization of monetary policies worldwide led to currency volatility toward the end of the year, with European currencies appreciating noticeably versus the U.S. dollar.

Second, international markets were supported by improving trends in core European economies, such as Germany and France, combined with relatively resilient property markets in the United Kingdom and some of the more peripheral European economies, such as Ireland and Spain. Third, we saw continued strength in emerging-market economies, including China and India, which provided additional impetus to global growth. Finally, while interest rates rose, they remained at reasonable levels and did not impede strong merger and acquisition (M&A) trends in the markets.

Consumer-related sectors tended to do well in this environment, especially after oil prices peaked in the summer. We benefited from strong performances in some of our more opportunistic holdings, such as luxury apparel company Burberry Group, European pharmacy group Alliance Boots, or core holdings such as China Resources Enterprise. We use opportunistic stocks such as these—companies that we expect to perform well in a given situation or during a specific part of the economic cycle—to complement our longer-term core holdings, which are more “steady growers” and should perform well throughout the ups-and-downs of the cycle.

Throughout the year, we also recognized several opportunities in cyclically oriented sectors such as energy and financials. Relative to their valuations, growth characteristics seemed particularly attractive in some of our core holdings, including Petrobras (Petróleo Brasileiro), SEB, Deutsche Bank, Unibanco (Unibanco-Uniao de Bancos Brasileiros), as well as in opportunistic holdings such as SBM Offshore. Strong returns from these stocks enhanced overall performance. Our Asian telecommunication services holdings also supported the portfolio’s performance, such as Telkom Indonesia, Singapore Telecommunications and China Unicom. Our relatively low exposure to the materials sector and our defensive positioning within the industrials sector were two of the main detractors this year. Our underweighting to materials reflects our view that current valuations imply that record-high commodity prices will stay at those levels for longer than we feel is sustainable.

We believe that a maturing economic cycle is in the making, leading the way for decelerating global growth in 2007. This environment, especially given that most companies have shown limited ability to increase their prices, will probably put some pressure on earnings growth. In our view, this outlook, combined with the continued effort by central banks to rein in liquidity, warrants a cautiously optimistic stance and, in particular, a strong focus on each company’s earnings visibility, valuation, and quality.

3

Vanguard International Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	142	1,164	2,115
Turnover Rate	29%	—	—
Expense Ratio	0.44%	—	—
Short-Term Reserves	5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.98
Beta	1.08	0.99

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	12%	11%	11%
Consumer Staples	9	8	8
Energy	9	9	10
Financials	25	27	27
Health Care	7	8	8
Industrials	15	11	10
Information Technology	9	9	9
Materials	4	7	7
Telecommunication
Services	4	5	5
Utilities	1	5	5
Short-Term Reserves	5%	—	—

Ten Largest Holdings[3] (% of total net assets)

Royal Bank of
Scotland Group PLC	diversified banks	2.5%
Petroleo Brasileiro ADR	integrated oil
	and gas	2.4
SAP AG	application
	software	2.2
Rio Tinto PLC	diversified metals
	and mining	1.7
Tesco PLC	food retail	1.6
BG Group PLC	integrated oil
	and gas	1.6
Standard Chartered PLC	diversified banks	1.5
Atlas Copco AB	industrial machinery	1.5
Toyota Motor Corp.	automobile
	manufacturers	1.3
Daewoo	construction and
Shipbuilding & Marine	farm machinery
Engineering Co., Ltd.	and heavy trucks	1.3
Top Ten		17.6%

Allocation by Region

Market Diversification (% of portfolio)
		Comparative	Broad
	Portfolio[4]	Index[1]	Index[2]
Europe
United Kingdom	21%	24%	19%
France	9	10	8
Germany	7	7	6
Switzerland	5	7	6
Sweden	4	3	2
Netherlands	2	3	3
Italy	2	4	3
Ireland	1	1	1
Spain	1	4	3
Denmark	1	1	1
Belgium	1	1	1
Greece	1	1	1
Finland	0	1	1
Norway	0	1	1
Austria	0	1	0
Portugal	0	0	0
Subtotal	55%	69%	56%
Pacific
Japan	18	22%	18%
Australia	4	6	5
Hong Kong	2	2	1
Singapore	1	1	1
Subtotal	25%	31%	25%
Emerging Markets
Brazil	5	—	2%
South Korea	3	—	2
India	1	—	1
China	1	—	2
Taiwan	1	—	2
Russia	1	—	2
Israel	1	—	0
Mexico	1	—	1
South Africa	0	—	1
Subtotal	14%	—	13%
North America
Canada	1%	—	6%
Short-Term Reserves	5%	—	—

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4 Market percentages exclude currency contracts held by the portfolio.

4

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	26.75%	14.46%	8.67%	$22,972
MSCI All Country World Index ex USA	27.16	16.87	8.59	22,793
MSCI EAFE Index	26.34	14.98	7.71	21,009
Average International Fund[1]	24.84	13.66	7.45	20,509

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard International Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.6%)[1]
Australia (3.6%)
Brambles Ltd.	1,363,000	13,542
Woolworths Ltd.	521,800	9,815
BHP Billiton Ltd.	449,000	8,917
Woodside Petroleum Ltd.	229,900	6,878
Macquarie Bank Ltd.	98,000	6,082
Macquarie
Infrastructure Group	2,235,000	6,076
James Hardie Industries NV	565,000	4,248
		55,558
Belgium (0.6%)
KBC Bank &
Verzekerings Holding	80,000	9,783

Brazil (4.9%)
Petroleo Brasileiro
Series A ADR	226,500	21,010
Petroleo Brasileiro ADR	155,000	15,963
Banco Itau Holding
Financeira SA ADR	407,000	14,668
Companhia Vale do
Rio Doce ADR	538,400	14,133
Unibanco-Uniao de
Bancos Brasileiros SA	1,172,000	11,089
		76,863
Canada (1.3%)
Suncor Energy, Inc.	114,000	8,992
Niko Resources Ltd.	88,000	6,303
Nova Chemicals Corp.	150,000	4,189
		19,484
China (1.1%)
CNOOC Ltd.	5,723,500	5,427
China Resources
Enterprise Ltd.	1,868,000	5,350
China Unicom Ltd.	2,720,000	4,022
* Dongfeng Motor Corp.	6,154,000	2,979
		17,778

Denmark (0.7%)
Novo Nordisk A/S B Shares	133,000	11,066

Finland (0.3%)
^TietoEnator Oyj B Shares	148,904	4,784

France (9.3%)
Essilor International SA	184,550	19,792
Suez SA	309,000	15,953
L’Oreal SA	151,700	15,148
Societe Generale Class A	84,000	14,195
AXA	273,000	10,993
Total SA	152,000	10,926
Renault SA	85,000	10,167
Groupe Danone	64,000	9,668
Natixis	334,698	9,366
Schneider Electric SA	69,800	7,717
Imerys SA	85,647	7,603
Pernod Ricard SA	31,647	7,248
Sanofi-Aventis	36,000	3,316
Veolia Environnement	31,500	2,400
		144,492
Germany (6.4%)
SAP AG	639,000	33,852
Deutsche Bank AG	134,000	17,784
Siemens AG	121,812	11,942
Porsche AG	8,730	11,064
Celesio AG	175,000	9,348
Bayerische Motoren
Werke AG	144,920	8,298
Adidas AG	146,780	7,303
		99,591
Greece (0.6%)
National Bank of Greece SA	205,800	9,430

Hong Kong (1.6%)
Esprit Holdings Ltd.	754,000	8,400
Jardine Matheson
Holdings Ltd.	334,600	7,141
Hong Kong Exchanges &
Clearing Ltd.	624,000	6,832
* Hutchison
Telecommunications
International Ltd.	1,097,000	2,768
		25,141
India (1.4%)
Infosys Technologies Ltd.	236,000	11,926
* [2] Satyam Computer
Services Ltd.
Warrants Exp. 10/13/10	500,000	5,524
* [2] State Bank of India
Warrants Exp. 1/28/09	139,000	3,953
		21,403

Indonesia (0.4%)
PT Indonesian
Satellite Corp. Tbk	6,334,000	4,806
PT Bank Rakyat
Indonesia Tbk	3,678,000	2,110
		6,916
Ireland (1.4%)
Anglo Irish Bank Corp. PLC	508,000	10,508
Allied Irish Banks PLC
(U.K. Shares)	226,500	6,751
Allied Irish Banks PLC	159,200	4,747
		22,006
Israel (0.6%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	276,432	8,592

Italy (1.6%)
Unicredito Italiano SpA	1,405,000	12,269
San Paolo-IMI SpA	507,000	11,753
		24,022
Japan (17.9%)
Toyota Motor Corp.	313,000	20,922
Daikin Industries Ltd.	529,000	18,349
Orix Corp.	63,170	18,296
Mitsubishi UFJ
Financial Group	1,451	17,978
Canon, Inc.	292,400	16,441
Mitsui & Co., Ltd.	965,000	14,441
Hoya Corp.	330,800	12,877
T & D Holdings, Inc.	188,000	12,396
Nissan Motor Co., Ltd.	936,000	11,280
Japan Tobacco, Inc.	2,255	10,886
SMC Corp.	75,300	10,643
Kao Corp.	341,000	9,165
East Japan Railway Co.	1,374	9,147
Sumitomo Realty &
Development Co.	281,000	8,997
Sumitomo Mitsui
Financial Group, Inc.	847	8,661
KDDI Corp.	1,071	7,261
Asahi Glass Co., Ltd.	594,000	7,110
Sumitomo Heavy
Industries Ltd.	672,000	7,034
* Jupiter
Telecommunications Co., Ltd.	8,550	6,883
Mitsui Sumitomo
Insurance Co.	631,000	6,875
Rakuten, Inc.	14,044	6,534
Takashimaya Co.	454,000	6,405
^Square Enix Co., Ltd.	241,000	6,322
Yamada Denki Co., Ltd.	70,000	5,934
^Ebara Corp.	1,480,000	5,657

Tokyu Corp.	831,000	5,311
THK Co., Inc.	184,000	4,730
Promise Co., Ltd.	117,000	3,618
		280,153
Mexico (0.5%)
America Movil SA de
CV Series L ADR	184,000	8,320

Netherlands (1.7%)
SBM Offshore NV	244,000	8,364
Heineken Holding NV	190,627	7,735
Reed Elsevier NV	432,000	7,348
Akzo Nobel NV	62,000	3,774
		27,221
Russia (1.0%)
* OAO Gazprom-Sponsored
ADR	343,749	15,699

6

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Singapore (1.0%)
Singapore
Telecommunications Ltd.	3,923,650	8,365
Capitaland Ltd.	1,920,000	7,724
		16,089
South Africa (0.4%)
Sasol Ltd.	167,230	6,125

South Korea (2.7%)
* Daewoo
Shipbuilding & Marine
Engineering Co., Ltd.	641,000	20,069
[2] Samsung
Electronics Co., Ltd. GDR	38,300	12,557
* ^LG. Philips LCD Co., Ltd.
ADR	368,000	5,546
Samsung
Electronics Co., Ltd.	5,822	3,819
		41,991
Spain (1.4%)
Industria de Diseno Textil SA	276,500	14,858
Banco Popular Espanol SA	386,375	6,982
		21,840
Sweden (4.5%)
Atlas Copco AB A Shares	677,289	22,687
Skandinaviska Enskilda
Banken AB A Shares	392,000	12,427
Sandvik AB	852,560	12,353
Svenska Handelsbanken
AB A Shares	373,085	11,261
Telefonaktiebolaget LM
Ericsson AB Class B	2,742,000	11,031
		69,759
Switzerland (5.4%)
UBS AG	296,000	17,881
Nestle SA (Registered)	50,000	17,703
Roche Holdings AG	91,000	16,252
Novartis AG (Registered)	242,000	13,877
Geberit AG	6,284	9,639
Cie. Financiere
Richemont AG	163,000	9,443
		84,795
Taiwan (1.1%)
Hon Hai Precision
Industry Co., Ltd.	1,484,400	10,562
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,313,479	6,803
		17,365
United Kingdom (21.2%)
Royal Bank of

Scotland Group PLC	1,003,100	39,022
Rio Tinto PLC	488,000	25,851
Tesco PLC	3,194,000	25,229
BG Group PLC	1,793,000	24,370
Standard Chartered PLC	787,400	22,928
Smith & Nephew PLC	1,776,000	18,518
Vodafone Group PLC	6,676,000	18,429
WPP Group PLC	1,038,490	14,009
Signet Group PLC	4,945,000	11,518
SABMiller PLC	481,000	11,040
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	294,000	10,347
Barclays PLC	687,000	9,805
AstraZeneca Group PLC	183,000	9,803
Carnival PLC	192,115	9,701
Capita Group PLC	755,421	8,953
Wolseley PLC	371,000	8,944
Alliance Boots PLC	495,000	8,099
Imperial Tobacco Group PLC	187,000	7,357
Meggitt PLC	1,126,000	6,812
Rolls-Royce Group PLC	750,000	6,551
Reckitt Benckiser PLC	138,000	6,292
Smiths Group PLC	321,229	6,222
Burberry Group PLC	465,000	5,855
Experian Group Ltd.	443,000	5,185
* Cairn Energy PLC	112,763	3,960
HBOS PLC	163,000	3,602
Home Retail Group	287,999	2,311
		330,713
Total Common Stocks
(Cost $1,123,728)		1,476,979
Temporary Cash Investments (7.3%)[1]
Money Market Fund (7.2%)
[3] Vanguard Market
Liquidity Fund, 5.294%	96,381,606	96,382
[3] Vanguard Market
Liquidity Fund,
5.294%--Note G	16,841,825	16,842
		113,224
U.S. Agency Obligation (0.1%)
[4] Federal National Mortgage Assn.
[5] 5.215%, 4/9/07	1,500	1,479
Total Temporary Cash Investments
(Cost $114,703)		114,703
Total Investments (101.9%)
(Cost $1,238,431)		1,591,682
Other Assets and Liabilities (–1.9%)
Other Assets—Note C		9,233
Liabilities—Note G		(38,918)
		(29,685)
Net Assets (100%)
Applicable to 72,443,296 outstanding

$.001 no par shares of beneficial
interest (unlimited authorization)	1,561,997
Net Asset Value Per Share	$21.56

At December 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	1,115,227	$15.38
Undistributed Net
Investment Income	25,293.35
Accumulated Net
Realized Gains	68,085.94
Unrealized Appreciation
(Depreciation)
Investment Securities	353,251	4.88
Futures Contracts	449.01
Foreign Currencies and
Forward Currency Contracts	(308)	—
Net Assets	1,561,997	$21.56

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 96.0% and 5.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $22,034,000, representing 1.4% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $1,479,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

7

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	29,700
Interest[2]	2,404
Security Lending	883
Total Income	32,987
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,563
Performance Adjustment	65
The Vanguard Group—Note C
Management and Administrative	3,202
Marketing and Distribution	270
Custodian Fees	306
Auditing Fees	33
Shareholders’ Reports	42
Trustees’ Fees and Expenses	1
Total Expenses	5,482
Expenses Paid Indirectly—Note D	(83)
Net Expenses	5,399
Net Investment Income	27,588
Realized Net Gain (Loss)
Investment Securities Sold	65,515
Futures Contracts	1,444
Foreign Currencies and
Forward Currency Contracts	658
Realized Net Gain (Loss)	67,617
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	190,436
Futures Contracts	195
Foreign Currencies and
Forward Currency Contracts	(199)
Change in Unrealized Appreciation
(Depreciation)	190,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	285,637

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,588	12,750
Realized Net Gain (Loss)	67,617	41,768
Change in Unrealized Appreciation (Depreciation)	190,432	56,060
Net Increase (Decrease) in Net Assets Resulting from Operations	285,637	110,578
Distributions
Net Investment Income	(13,850)	(8,584)
Realized Capital Gain	(11,332)	—
Total Distributions	(25,182)	(8,584)
Capital Share Transactions—Note H
Issued	609,567	228,500
Issued in Lieu of Cash Distributions	25,182	8,584
Redeemed	(173,213)	(55,998)
Net Increase (Decrease) from Capital Share Transactions	461,536	181,086
Total Increase (Decrease)	721,991	283,080
Net Assets
Beginning of Period	840,006	556,926
End of Period[3]	1,561,997	840,006

1 Dividends are net of foreign withholding taxes of $897,000.

2 Interest income from an affiliated company of the portfolio was $2,211,000.

3 Net Assets—End of Period includes undistributed net investment income of $25,293,000 and $12,132,000.

8

Vanguard International Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.37	$15.15	$12.84	$9.67	$12.37
Investment Operations
Net Investment Income	.43[1]	.25	.23	.155	.160
Net Realized and Unrealized Gain (Loss)
on Investments	4.16	2.19	2.24	3.160	(2.175)
Total from Investment Operations	4.59	2.44	2.47	3.315	(2.015)
Distributions
Dividends from Net Investment Income	(.22)	(.22)	(.16)	(.145)	(.280)
Distributions from Realized Capital Gains	(.18)	—	—	—	(.405)
Total Distributions	(.40)	(.22)	(.16)	(.145)	(.685)
Net Asset Value, End of Period	$21.56	$17.37	$15.15	$12.84	$9.67

Total Return	26.75%	16.31%	19.42%	34.88%	–17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,562	$840	$557	$352	$210
Ratio of Total Expenses to
Average Net Assets[2]	0.44%	0.41%	0.41%	0.47%	0.53%
Ratio of Net Investment Income to
Average Net Assets	2.22%	1.94%	1.99%	1.79%	1.45%
Portfolio Turnover Rate	29%	45%	36%	62%	37%

1 Calculated based on average shares outstanding.

2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, and 0.05%. See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

10

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasian, Far East Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $65,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, these arrangements reduced the portfolio’s management and administrative expenses by $27,000 and custodian fees by $56,000. The total expense reduction represented an effective annual rate of 0.01% of the portfolio’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2006, the portfolio realized net foreign currency losses of $577,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at December 31, 2006, was $3,036,000.

For tax purposes, at December 31, 2006, the portfolio had $48,230,000 of ordinary income and $48,994,000 of long-term capital gains available for distribution.

11

Vanguard International Portfolio

At December 31, 2006, the cost of investment securities for tax purposes was $1,241,467,000. Net unrealized appreciation of investment securities for tax purposes was $350,215,000, consisting of unrealized gains of $358,732,000 on securities that had risen in value since their purchase and $8,517,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	506	16,260	144
Topix Index	46	6,499	305

At December 31, 2006, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
3/21/2007	EUR	12,218	USD	16,167	(53)
3/14/2007	JPY	737,657	USD	6,247	(254)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $1,000 resulting from the translation of other assets and liabilities at December 31, 2006.

F. During the year ended December 31, 2006, the portfolio purchased $762,989,000 of investment securities and sold $345,811,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at December 31, 2006, was $15,965,000, for which the portfolio received cash collateral of $16,842,000.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	31,860	14,685
Issued in Lieu of Cash Distributions	1,332	563
Redeemed	(9,102)	(3,645)
Net Increase (Decrease) in Shares Outstanding	24,090	11,603

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

12

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund International Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $11,332,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The portfolio will pass through to shareholders foreign source income of $30,552,000 and foreign taxes paid of $853,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006.

13

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,146.81	$2.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® Mid-Cap Index Portfolio

A fourth-quarter surge lifted the U.S. stock market in 2006, and mid-capitalization stocks ended the year with healthy gains. The Mid-Cap Index Portfolio advanced 13.8%, in line with the return of its benchmark and ahead of the average return for peer funds. In comparison, large-cap stocks gained 15.7% and small-cap stocks returned 15.8% (as represented by the Morgan Stanley Capital International® US Prime Market 750 and US Small Cap 1750 Indexes).

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception almost eight years ago.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A strong second half helped the portfolio to advance

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong.

Much of the Mid-Cap Index Portfolio’s 13.8% return came from the financials and information technology sectors, which represented approximately one-third of the portfolio’s holdings on average. Within the financials sector, investment banks and real estate investment trusts showed strong gains. Semiconductor manufacturers and Internet software and services firms helped to boost the technology sector.

The industrials, materials, and utilities sectors all had double-digit gains. Telecommunication services, one of the portfolio’s smallest sectors, posted the highest gain (39%) for the year.

While all ten industry sectors in the portfolio turned in positive returns, gains within the health care and energy sectors were comparatively modest—the sectors returned 4.9% and 1.3%, respectively. In the consumer discretionary sector, media holdings suffered as satellite radio providers Sirius and XM had rough years, losing nearly half their value.

Long-term returns show indexing’s strengths

The Mid-Cap Index Portfolio outperformed its peer group in 2006, but the benefits of indexing’s market-matching strategy become especially clear over time. As you can see in the table below, the portfolio’s return is well ahead of its peer average over the long term. As the table shows, a hypothetical investment of $10,000 in the portfolio at its inception would have been worth $26,170 at the end of 2006—$2,427 more than a similar investment compounded at the average return of peer funds.

The best strategy for absorbing the inevitable bumps in the market is to maintain an investment portfolio that is balanced and diversified among stock, bond, and money market holdings. The Mid-Cap Index Portfolio provides a low-cost way to track an important segment of the U.S. stock market.

Total Returns
			February 9, 1999,[1] Through
			December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Mid-Cap Index Portfolio	13.8%	13.0%	$26,170
Spliced Mid Cap Index[2]	13.7	12.8	25,953
Average Mid-Cap Core Fund[3]	12.2	11.6	23,743

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[4]
Your portfolio compared with its peer group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.52%

1	Portfolio inception.
2	Standard & Poor’s MidCap 400 Index through May 16, 2003; MSCI® US Mid Cap 450 Index thereafter.
3	Derived from data provided by Lipper Inc.
4	Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	449	448	4,964
Median Market Cap	$6.6B	$6.6B	$30.7B
Price/Earnings Ratio	19.1x	19.1x	18.0x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield	1.1%	1.3%	1.7%
Return on Equity	15.5%	15.5%	17.8%
Earnings Growth Rate	17.8%	17.8%	18.5%
Foreign Holdings	0.6%	0.6%	1.1%
Turnover Rate	35%	—	—
Expense Ratio	0.24%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[3]	Broad Index[2]
R-Squared	1.00	0.91
Beta	1.00	1.30

Sector Diversification (% of Portfolio)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	17%	17%	12%
Consumer Staples	4	4	9
Energy	9	9	9
Financials	23	23	23
Health Care	9	9	12
Industrials	11	11	11
Information Technology	14	14	15
Materials	5	5	3
Telecommunication Services	2	2	3
Utilities	6	6	3

Ten Largest Holdings[4] (% of total net assets)

ProLogis REIT	industrial REITs	0.6%
AES Corp.	independent power producers and energy traders	0.6
Seagate Technology	computer storage and peripherals	0.6
GlobalSantaFe Corp.	oil and gas drilling	0.6
Liberty Media Capital A	broadcasting and cable tv	0.5
Chesapeake Energy Corp.	oil and gas exploration and production	0.5
Hilton Hotels Corp.	hotels resorts and cruise lines	0.5
Hess Corp.	integrated oil and gas	0.5
Archstone-Smith Trust REIT	residential REITs	0.5
NVIDIA Corp.	semiconductors	0.5
Top Ten		5.4%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1	MSCI US Mid Cap 450 Index.
2	Dow Jones Wilshire 5000 Index.
3	S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999–December 31, 2006

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2006			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Mid-Cap Index Portfolio	13.75%	12.28%	12.97%	$26,170
Dow Jones Wilshire 5000 Index	15.87	7.65	4.70	14,363
Spliced Mid Cap Index[2]	13.75	12.31	12.85	25,953
Average Mid Cap Core Fund[3]	12.22	9.68	11.58	23,743

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2006

1	February 9, 1999.

2 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (17.1%)
*	Liberty Media Capital A	44,357	4,346
	Hilton Hotels Corp.	120,698	4,212
*	Office Depot, Inc.	93,249	3,559
	Nordstrom, Inc.	67,626	3,337
	Mattel, Inc.	124,491	2,821
	Genuine Parts Co.	56,401	2,675
	Newell Rubbermaid, Inc.	91,224	2,641
*	Univision Communications Inc.	70,921	2,512
	D. R. Horton, Inc.	92,814	2,459
	Eastman Kodak Co.	94,560	2,440
	Sherwin-Williams Co.	37,997	2,416
	VF Corp.	29,260	2,402
	Pulte Homes, Inc.	71,451	2,366
	H & R Block, Inc.	101,568	2,340
	NTL Inc.	90,973	2,296
	Centex Corp.	39,039	2,197
^	Garmin Ltd.	39,320	2,189
	Whirlpool Corp.	25,828	2,144
*	AutoZone Inc.	18,438	2,131
*	Wyndham Worldwide Corp.	66,000	2,113
	Harman International Industries, Inc.	20,761	2,074
	American Eagle Outfitters, Inc.	65,947	2,058
	Abercrombie & Fitch Co.	28,990	2,019
	Cablevision Systems NY Group Class A	70,753	2,015
	Black & Decker Corp.	24,254	1,940
	Lennar Corp. Class A	36,967	1,939
*	CarMax, Inc.	35,111	1,883
*	Apollo Group, Inc. Class A	48,254	1,880
	Tim Hortons, Inc.	63,660	1,844
	Darden Restaurants Inc.	45,708	1,836
	Tiffany & Co.	46,360	1,819
*	Interpublic Group of Cos., Inc.	145,182	1,777
*	Lamar Advertising Co.Class A	26,844	1,755
	Royal Caribbean Cruises, Ltd.	41,191	1,704
*	Expedia, Inc.	80,312	1,685
	Dollar General Corp.	97,618	1,568
	Wynn Resorts Ltd.	16,677	1,565
	Polo Ralph Lauren Corp.	20,060	1,558
	Liz Claiborne, Inc.	33,977	1,477
*^	Sirius Satellite Radio, Inc.	416,346	1,474
	E.W. Scripps Co. Class A	29,020	1,449
*	R.H. Donnelley Corp.	23,020	1,444

	Leggett & Platt, Inc.	59,548	1,423
*	Idearc Inc.	48,521	1,390
	Family Dollar Stores, Inc.	47,051	1,380
	Ross Stores, Inc.	46,703	1,368
	Station Casinos, Inc.	16,635	1,359

			Market
			Value•
		Shares	($000)
*	Discovery Holding Co.Class A	83,911	1,350
	Washington Post Co. Class B	1,808	1,348
*	Mohawk Industries, Inc.	17,730	1,327
	PetSmart, Inc.	45,747	1,320
	Hasbro, Inc.	48,108	1,311
	KB Home	25,418	1,303
*	XM Satellite Radio Holdings, Inc.	87,570	1,265
	ServiceMaster Co.	95,782	1,256
	Jones Apparel Group, Inc.	36,832	1,231
	Advance Auto Parts, Inc.	34,308	1,220
*	Toll Brothers, Inc.	37,618	1,212
	The Stanley Works	24,079	1,211
	Brinker International, Inc.	39,899	1,203
*	Chico’s FAS, Inc.	57,886	1,198
	Foot Locker, Inc.	50,787	1,114
	BorgWarner, Inc.	18,777	1,108
	New York Times Co. Class A	44,997	1,096
	Circuit City Stores, Inc.	57,382	1,089
*	AutoNation, Inc.	48,696	1,038
	Wendy’s International, Inc.	31,227	1,033
	Williams-Sonoma, Inc.	31,481	991
*	Dollar Tree Stores, Inc.	32,792	987
*	NVR, Inc.	1,524	983
	Brunswick Corp.	30,604	976
	OSI Restaurant Partners, Inc.	22,147	868
	Weight Watchers International, Inc.	16,138	848
	Boyd Gaming Corp.	18,362	832
	The McClatchy Co. Class A	18,414	797
*	Career Education Corp.	31,285	775
*	Urban Outfitters, Inc.	32,761	754
*	Getty Images, Inc.	16,738	717
	Gentex Corp.	46,045	716
	RadioShack Corp.	42,566	714
	Dow Jones & Co., Inc.	17,752	675
	International Speedway Corp.	10,035	512
*	DreamWorks Animation SKG, Inc.	13,585	401
	Regal Entertainment Group Class A	17,470	372
	Lennar Corp. Class B	4,820	237
			136,667
Consumer Staples (3.5%)
	UST, Inc.	52,938	3,081
	Bunge Ltd.	39,444	2,860
	SuperValu Inc.	69,719	2,492
	Whole Foods Market, Inc.	46,555	2,185
*	Constellation Brands, Inc.Class A	66,058	1,917
*	Dean Foods Co.	44,021	1,861
	Molson Coors Brewing Co.Class B	23,125	1,768
	The Estee Lauder Cos. Inc.Class A	39,653	1,619

			Market
			Value•
		Shares	($000)
	McCormick & Co., Inc.	38,993	1,504
	The Pepsi Bottling Group, Inc.	46,350	1,433
	Tyson Foods, Inc.	83,210	1,369
*	Energizer Holdings, Inc.	17,850	1,267
	Brown-Forman Corp. Class B	15,278	1,012
	Hormel Foods Corp.	24,829	927
	J.M. Smucker Co.	17,780	862
*	Smithfield Foods, Inc.	33,021	847
	PepsiAmericas, Inc.	21,320	447
			27,451
Energy (9.1%)
	GlobalSantaFe Corp.	78,479	4,613
	Chesapeake Energy Corp.	146,108	4,244
	Hess Corp.	83,178	4,123
*	National Oilwell Varco Inc.	57,763	3,534
	Peabody Energy Corp.	87,047	3,518
	El Paso Corp.	229,099	3,501
	Noble Corp.	45,122	3,436
*	Nabors Industries, Inc.	98,489	2,933
	BJ Services Co.	98,614	2,891
	Noble Energy, Inc.	58,218	2,857
	Murphy Oil Corp.	55,423	2,818
	Smith International, Inc.	66,386	2,726
	Sunoco, Inc.	42,977	2,680
	ENSCO International, Inc.	50,523	2,529
*	Ultra Petroleum Corp.	50,625	2,417
*	Newfield Exploration Co.	43,087	1,980
*	Cameron International Corp.	36,822	1,953
*	Southwestern Energy Co.	55,440	1,943
	CONSOL Energy, Inc.	60,400	1,941
*	Grant Prideco, Inc.	43,017	1,711
	Diamond Offshore Drilling, Inc.	21,270	1,700
	Pioneer Natural Resources Co.	41,119	1,632
*	Pride International, Inc.	53,786	1,614
	Tesoro Petroleum Corp.	22,345	1,470
	Arch Coal, Inc.	46,921	1,409
*	FMC Technologies Inc.	22,579	1,392
	Patterson-UTI Energy, Inc.	54,700	1,271
	Rowan Cos., Inc.	36,022	1,196
	Cimarex Energy Co.	27,314	997
	Pogo Producing Co.	18,936	917
*	CNX Gas Corp.	9,739	248
			72,194
Financials (22.9%)
	ProLogis REIT	80,673	4,903
	Archstone-Smith Trust REIT	70,597	4,109
	Public Storage, Inc. REIT	41,502	4,046
	Boston Properties, Inc. REIT	35,778	4,003
	Host Hotels &Resorts Inc. REIT	162,819	3,997
	Ameriprise Financial, Inc.	72,230	3,937
	General Growth Properties Inc. REIT	71,535	3,736
	CIT Group Inc.	65,500	3,653

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	T. Rowe Price Group Inc.	81,854	3,583
	Kimco Realty Corp. REIT	74,057	3,329
	MBIA, Inc.	44,389	3,243
	Avalonbay Communities, Inc.REIT	24,524	3,189
	Sovereign Bancorp, Inc.	125,095	3,176
*	E*TRADE Financial Corp.	140,725	3,155
	Ambac Financial Group, Inc.	34,934	3,112
	Zions Bancorp	33,431	2,756
	Synovus Financial Corp.	85,325	2,631
	Hudson City Bancorp, Inc.	178,120	2,472
	Cincinnati Financial Corp.	54,212	2,456
	Compass Bancshares Inc.	40,483	2,415
	Safeco Corp.	38,360	2,399
	Plum Creek Timber Co. Inc.REIT	59,041	2,353
	Health Care Properties Investors REIT	63,895	2,353
	UnumProvident Corp.	112,756	2,343
	Developers Diversified Realty Corp. REIT	36,122	2,274
	SL Green Realty Corp. REIT	16,382	2,175
	American Capital Strategies, Ltd.	46,901	2,170
*	Realogy Corp.	70,900	2,150
	Everest Re Group, Ltd.	21,453	2,105
*	CB Richard Ellis Group, Inc.	62,641	2,080
	Torchmark Corp.	32,586	2,078
	Commerce Bancorp, Inc.	58,366	2,059
	The Macerich Co. REIT	23,694	2,051
	iStar Financial Inc. REIT	41,160	1,968
	Assurant, Inc.	35,417	1,957
	Mercantile Bankshares Corp.	41,280	1,931
	W.R. Berkley Corp.	53,614	1,850
	Duke Realty Corp. REIT	44,537	1,822
	Apartment Investment &Management Co.Class A REIT	31,855	1,785
	Huntington Bancshares Inc.	74,375	1,766
	Regency Centers Corp. REIT	22,522	1,761
	MGIC Investment Corp.	27,806	1,739
	AMB Property Corp. REIT	29,140	1,708
	Old Republic International Corp.	72,005	1,676
	Fidelity National Financial, Inc. Class A	68,732	1,641
	TD Ameritrade Holding Corp.	100,575	1,627
	First Horizon National Corp.	38,500	1,609
	A.G. Edwards & Sons, Inc.	25,233	1,597
^	Allied Capital Corp.	47,936	1,567
	Popular, Inc.	87,224	1,566
	Federal Realty Investment Trust REIT	18,006	1,531
	Leucadia National Corp.	53,450	1,507
	Axis Capital Holdings Ltd.	45,091	1,505
	Janus Capital Group Inc.	68,139	1,471
*	Markel Corp.	3,026	1,453
^	Liberty Property Trust REIT	29,461	1,448
	Radian Group, Inc.	26,705	1,440
	White Mountains Insurance Group Inc.	2,484	1,439
	New York Community Bancorp, Inc.	87,449	1,408
	United Dominion Realty Trust REIT	44,018	1,399
	Camden Property Trust REIT	18,431	1,361
	Associated Banc-Corp.	38,886	1,356
	RenaissanceRe Holdings Ltd.	22,369	1,342

			Market
			Value•
		Shares	($000)
	Hospitality Properties Trust REIT	28,192	1,340
	Nuveen Investments, Inc.Class A	25,697	1,333
	The PMI Group Inc.	28,261	1,333
	PartnerRe Ltd.	18,732	1,331
	Eaton Vance Corp.	39,627	1,308
*	IntercontinentalExchange Inc.	12,020	1,297
	Ventas, Inc. REIT	30,634	1,296
	The St. Joe Co.	23,254	1,246
	Forest City Enterprise Class A	21,171	1,236
	SEI Investments Co.	20,704	1,233
	Weingarten Realty Investors REIT	26,654	1,229
	TD Banknorth, Inc.	37,537	1,212
	Colonial BancGroup, Inc.	45,547	1,172
	Brown & Brown, Inc.	38,770	1,094
	First American Corp.	26,802	1,090
*	AmeriCredit Corp.	42,648	1,073
	TCF Financial Corp.	38,881	1,066
*	CBOT Holdings, Inc. Class A	6,992	1,059
	Protective Life Corp.	21,956	1,043
	CapitalSource Inc. REIT	37,630	1,028
*	Arch Capital Group Ltd.	14,634	989
	Nationwide Financial Services, Inc.	17,784	964
	City National Corp.	13,511	962
*	Nasdaq Stock Market Inc.	31,187	961
	Fulton Financial Corp.	57,168	955
	Commerce Bancshares, Inc.	19,360	937
	Federated Investors, Inc.	27,552	931
	Investors Financial Services Corp.	21,619	922
	Erie Indemnity Co. Class A	15,871	920
	Astoria Financial Corp.	29,801	899
	The First Marblehead Corp.	15,574	851
	People’s Bank	18,407	821
	Unitrin, Inc.	15,765	790
	Transatlantic Holdings, Inc.	8,708	541
	Mercury General Corp.	9,091	479
	BOK Financial Corp.	7,587	417
	Student Loan Corp.	1,288	267
			182,346
Health Care (9.1%)
*	Laboratory Corp. of
	America Holdings	41,273	3,032
*	Humana Inc.	54,381	3,008
	AmerisourceBergen Corp.	66,342	2,983
	C.R. Bard, Inc.	34,159	2,834
*	Express Scripts Inc.	38,548	2,760
*	Coventry Health Care Inc.	52,332	2,619
*	MedImmune Inc.	78,879	2,553
*	Sepracor Inc.	36,050	2,220
	Applera Corp.–Applied Biosystems Group	60,002	2,201
*	Varian Medical Systems, Inc.	42,820	2,037
*	DaVita, Inc.	34,137	1,942
*	Health Net Inc.	38,215	1,860
	IMS Health, Inc.	66,365	1,824
	Health Management Associates Class A	79,196	1,672
*	Barr Pharmaceuticals Inc.	33,287	1,668
*	Waters Corp.	33,796	1,655
*	Hospira, Inc.	49,177	1,651
	Omnicare, Inc.	40,026	1,546

*	Amylin Pharmaceuticals, Inc.	40,860	1,474
*	Vertex Pharmaceuticals, Inc.	39,112	1,464
	DENTSPLY International Inc.	48,177	1,438

			Market
			Value•
		Shares	($000)
*	Henry Schein, Inc.	29,096	1,425
*	Cephalon, Inc.	19,844	1,397
	Mylan Laboratories, Inc.	69,501	1,387
*	Patterson Cos.	36,353	1,291
*	King Pharmaceuticals, Inc.	79,408	1,264
*	Covance, Inc.	20,828	1,227
*	Lincare Holdings, Inc.	30,639	1,221
*	Triad Hospitals, Inc.	28,985	1,212
	Beckman Coulter, Inc.	20,253	1,211
*	Millipore Corp.	17,583	1,171
*	Endo Pharmaceuticals Holdings, Inc.	41,362	1,141
	Manor Care, Inc.	24,276	1,139
*	Millennium Pharmaceuticals, Inc.	103,830	1,132
*	Community Health Systems, Inc.	30,859	1,127
	Pharmaceutical Product Development, Inc.	34,712	1,118
*	Intuitive Surgical, Inc.	11,416	1,095
*	Tenet Healthcare Corp.	155,205	1,082
	Hillenbrand Industries, Inc.	18,069	1,029
*	Invitrogen Corp.	17,473	989
*	Charles River Laboratories, Inc.	22,526	974
	Universal Health Services Class B	17,563	974
	Bausch & Lomb, Inc.	17,720	923
*	Watson Pharmaceuticals, Inc.	32,031	834
*	Kinetic Concepts, Inc.	16,631	658
*	ImClone Systems, Inc.	22,281	596
	Brookdale Senior Living Inc.	11,692	561
*	Abraxis Bioscience, Inc.	7,955	217
			72,836
Industrials (11.2%)
	Rockwell Collins, Inc.	56,434	3,572
	Precision Castparts Corp.	44,628	3,493
	Rockwell Automation, Inc.	55,057	3,363
	Dover Corp.	67,053	3,287
	ITT Industries, Inc.	57,763	3,282
	L–3 Communications Holdings, Inc.	38,515	3,150
	Parker Hannifin Corp.	39,604	3,045
	Expeditors International of Washington, Inc.	70,212	2,844
	Cooper Industries, Inc.Class A	30,177	2,729
	American Standard Cos., Inc.	59,445	2,726
	R.R. Donnelley & Sons Co.	71,272	2,533
	Fluor Corp.	28,883	2,358
	C.H. Robinson Worldwide Inc.	53,029	2,168
*	Terex Corp.	33,415	2,158
	Manpower Inc.	28,606	2,143
*	AMR Corp.	70,134	2,120
	Avery Dennison Corp.	30,803	2,092
	Cummins Inc.	17,374	2,053
	Robert Half International, Inc.	53,648	1,991
	Joy Global Inc.	40,724	1,969
*	Monster Worldwide Inc.	38,726	1,806
	Cintas Corp.	45,035	1,788
	Goodrich Corp.	39,084	1,780

	Republic Services, Inc.Class A	43,428	1,766
	W.W. Grainger, Inc.	24,881	1,740
	American Power Conversion Corp.	56,445	1,727
*	The Dun & Bradstreet Corp.	20,585	1,704
	Equifax, Inc.	41,713	1,694

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	McDermott International, Inc.	32,390	1,647
*	Jacobs Engineering Group Inc.	19,284	1,572
	Fastenal Co.	41,946	1,505
*	UAL Corp.	34,101	1,500
	Roper Industries Inc.	28,685	1,441
	Pall Corp.	40,779	1,409
	Aramark Corp. Class B	40,297	1,348
*	USG Corp.	22,034	1,207
*	Allied Waste Industries, Inc.	96,104	1,181
	Oshkosh Truck Corp.	24,266	1,175
	The Corporate Executive Board Co.	13,223	1,160
	SPX Corp.	18,924	1,157
*	ChoicePoint Inc.	27,723	1,092
	Pentair, Inc.	31,348	984
*	Alliant Techsystems, Inc.	11,501	899
*	US Airways Group Inc.	15,703	846
	Hubbell Inc. Class B	17,329	783
	J.B. Hunt Transport Services, Inc.	36,487	758
*	Hertz Global Holdings Inc.	31,700	551
			89,296
Information Technology (14.1%)
	Seagate Technology	174,732	4,630
*	NVIDIA Corp.	110,284	4,082
*	Cognizant Technology Solutions Corp.	46,419	3,582
*	Micron Technology, Inc.	240,251	3,354
	KLA-Tencor Corp.	65,623	3,265
*	SanDisk Corp.	74,435	3,203
*	Autodesk, Inc.	75,763	3,065
*	Computer Sciences Corp.	56,584	3,020
*	Fiserv, Inc.	57,388	3,008
*	NCR Corp.	59,332	2,537
	Fidelity National Information Services, Inc.	62,710	2,514
	National Semiconductor Corp.	106,743	2,423
*	Lexmark International, Inc.	33,052	2,419
*	LAM Research Corp.	46,757	2,367
*	Altera Corp.	118,214	2,326
*	Akamai Technologies, Inc.	43,634	2,318
	Microchip Technology, Inc.	70,785	2,315
*	MEMC Electronic Materials, Inc.	58,497	2,290
*	Flextronics International Ltd.	199,293	2,288
	MasterCard, Inc. Class A	22,335	2,200
*	BMC Software, Inc.	67,528	2,174
	Harris Corp.	44,223	2,028
*	VeriSign, Inc.	79,994	1,924
*	Avaya Inc.	135,444	1,894
	Amphenol Corp.	29,479	1,831
*	Affiliated Computer Services, Inc. Class A	36,941	1,804
*	Cadence Design Systems, Inc.	92,384	1,655
*	Citrix Systems, Inc.	60,599	1,639
*	Activision, Inc.	92,357	1,592
*	BEA Systems, Inc.	122,633	1,543
*	McAfee Inc.	52,549	1,491
*	Western Digital Corp.	72,684	1,487
	Jabil Circuit, Inc.	59,491	1,461
	CDW Corp.	20,548	1,445
*	Tellabs, Inc.	140,026	1,437

*	Iron Mountain, Inc.	34,573	1,429
*	Comverse Technology, Inc.	66,561	1,405
*	Alliance Data Systems Corp.	22,270	1,391

			Market
			Value•
		Shares	($000)
*	Novellus Systems, Inc.	40,307	1,387
	Sabre Holdings Corp.	43,357	1,383
*	Red Hat, Inc.	59,138	1,360
*	Ceridian Corp.	45,378	1,271
*	Arrow Electronics, Inc.	39,881	1,258
	Symbol Technologies, Inc.	82,898	1,239
*	LSI Logic Corp.	130,421	1,174
*	DST Systems, Inc.	18,333	1,148
*	JDS Uniphase Corp.	68,772	1,146
*	QLogic Corp.	52,064	1,141
	Intersil Corp.	45,846	1,097
*	Compuware Corp.	122,683	1,022
*	CheckFree Corp.	25,422	1,021
	Diebold, Inc.	21,447	999
*	Teradyne, Inc.	64,935	971
*	Solectron Corp.	299,061	963
*	NAVTEQ Corp.	27,464	960
*	Ingram Micro, Inc. Class A	46,189	943
	Molex, Inc.	29,579	936
*	salesforce.com, Inc.	25,657	935
*	International Rectifier Corp.	23,600	909
*	Zebra Technologies Corp.Class A	22,245	774
*	Hewitt Associates, Inc.	21,686	558
	Molex, Inc. Class A	16,068	445
	Total System Services, Inc.	12,624	333
	AVX Corp.	19,324	286
			112,495
Materials (4.6%)
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	61,787	3,443
	United States Steel Corp.	40,528	2,964
	Vulcan Materials Co.	31,809	2,859
	Allegheny Technologies Inc.	28,158	2,553
	Lyondell Chemical Co.	73,441	1,878
	MeadWestvaco Corp.	59,701	1,795
	Sealed Air Corp.	26,525	1,722
	Sigma-Aldrich Corp.	21,856	1,699
	Temple-Inland Inc.	35,577	1,638
*	Pactiv Corp.	45,447	1,622
	Eastman Chemical Co.	26,896	1,595
	Martin Marietta Materials, Inc.	15,013	1,561
	Ashland, Inc.	20,912	1,447
	Ball Corp.	32,608	1,422
	International Flavors &Fragrances, Inc.	25,379	1,248
	Sonoco Products Co.	31,057	1,182
	Bemis Co., Inc.	34,274	1,165
*	The Mosaic Co.	49,948	1,067
*	Owens-Illinois, Inc.	50,596	934
*	Smurfit-Stone Container Corp.	83,949	887
*	Titanium Metals Corp.	29,210	862
	Chemtura Corp.	79,248	763
*	Huntsman Corp.	32,282	612

			36,918
Telecommunication Services (2.1%)
*	NII Holdings Inc.	45,785	2,950
	Embarq Corp.	49,109	2,581
	Windstream Corp.	155,969	2,218
*	Crown Castle International Corp.	66,441	2,146
*	Level 3Communications, Inc.	328,209	1,838
	CenturyTel, Inc.	36,173	1,579
	Citizens Communications Co.	105,678	1,519
	Telephone & Data Systems, Inc.	19,964	1,085

			Market
			Value•
		Shares	($000)
	Telephone & Data
	Systems, Inc.–Special
	Common Shares	14,085	699
*	U.S. Cellular Corp.	5,285	368
			16,983
Utilities (6.2%)
*	AES Corp.	217,687	4,798
	Constellation Energy Group, Inc.	59,202	4,077
	Xcel Energy, Inc.	133,653	3,082
	DTE Energy Co.	58,527	2,833
*	Mirant Corp.	84,609	2,671
*	Allegheny Energy, Inc.	54,176	2,487
*	NRG Energy, Inc.	42,891	2,402
	KeySpan Corp.	57,681	2,375
	Questar Corp.	28,250	2,346
	NiSource, Inc.	89,887	2,166
	Wisconsin Energy Corp.	38,606	1,833
	Pinnacle West Capital Corp.	32,777	1,661
	Pepco Holdings, Inc.	62,841	1,634
	CenterPoint Energy Inc.	97,545	1,617
	ONEOK, Inc.	36,773	1,586
	Equitable Resources, Inc.	37,816	1,579
	Alliant Energy Corp.	38,834	1,467
	SCANA Corp.	36,011	1,463
*	Reliant Energy, Inc.	101,346	1,440
	MDU Resources Group, Inc.	52,943	1,357
	NSTAR	34,928	1,200
	Energy East Corp.	48,254	1,197
	TECO Energy, Inc.	68,229	1,176
	DPL Inc.	37,659	1,046
			49,493
Total Common Stocks
(Cost $659,306)			796,679
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
[2]	Vanguard Market Liquidity
	Fund, 5.294%	743,562	744
[2]	Vanguard Market Liquidity
	Fund, 5.294%—Note E	5,668,300	5,668
			6,412

		Face
		Amount
		($000)
U.S. Agency Obligation (0.1%)

[3]	Federal National Mortgage Assn.
[4]	5.215%, 4/9/2007	500	493
Total Temporary Cash Investments
(Cost $6,905)			6,905

Total Investments (100.8%)
(Cost $666,211)	803,584
Other Assets and Liabilities (–0.8%)
Other Assets—Note B	1,211
Liabilities—Note E	(7,344)
(6,133)
Net Assets (100%)
Applicable to 40,179,796 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	797,451
Net Asset Value Per Share	$19.85

6

Vanguard Mid-Cap Index Portfolio

At December 31, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	562,407	$14.00
Undistributed Net
Investment Income	9,546.24
Accumulated Net Realized Gains	88,145	2.19
Unrealized Appreciation
(Depreciation)
Investment Securities	137,373	3.42
Futures Contracts	(20)	—
Net Assets	797,451	$19.85

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1

The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.1% and 0.7%, respectively, of net assets. See Note C in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4	Securities with a value of $493,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	11,905
Interest[1]	100
Security Lending	159
Total Income	12,164
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative	1,408
Marketing and Distribution	153
Custodian Fees	97
Auditing Fees	22
Shareholders’ Reports	33
Trustees’ Fees and Expenses	1
Total Expenses	1,759
Net Investment Income	10,405
Realized Net Gain (Loss)
Investment Securities Sold	87,879
Futures Contracts	173
Realized Net Gain (Loss)	88,052
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(5,194)
Futures Contracts	(6)
Change in Unrealized Appreciation
(Depreciation)	(5,200)
Net Increase (Decrease) in Net Assets
Resulting from Operations	93,257

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,405	7,565
Realized Net Gain (Loss)	88,052	41,272
Change in Unrealized Appreciation (Depreciation)	(5,200)	29,758
Net Increase (Decrease) in Net Assets Resulting from Operations	93,257	78,595
Distributions
Net Investment Income	(7,729)	(5,578)
Realized Capital Gain	(29,758)	—
Total Distributions	(37,487)	(5,578)
Capital Share Transactions—Note F
Issued	173,050	129,541
Issued in Lieu of Cash Distributions	37,487	5,578
Redeemed	(145,569)	(55,436)
Net Increase (Decrease) from Capital Share Transactions	64,968	79,683
Total Increase (Decrease)	120,738	152,700
Net Assets
Beginning of Period	676,713	524,013
End of Period[2]	797,451	676,713

1	Interest income from an affiliated company of the portfolio was $79,000.
2	Net Assets—End of Period includes undistributed net investment income of $9,546,000 and $6,870,000.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.35	$16.27	$13.64	$10.60	$13.23
Investment Operations
Net Investment Income	.25	.21	.16	.13	.08
Net Realized and Unrealized Gain (Loss)
on Investments	2.22	2.04	2.59	3.33	(1.85)
Total from Investment Operations	2.47	2.25	2.75	3.46	(1.77)
Distributions
Dividends from Net Investment Income	(.20)	(.17)	(.12)	(.10)	(.11)
Distributions from Realized Capital Gains	(.77)	—	—	(.32)	(.75)
Total Distributions	(.97)	(.17)	(.12)	(.42)	(.86)
Net Asset Value, End of Period	$19.85	$18.35	$16.27	$13.64	$10.60

Total Return	13.75%	13.97%	20.32%	34.06%	–14.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$797	$677	$524	$394	$264
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.24%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.30%	1.24%	1.17%	0.81%
Portfolio Turnover Rate	35%	21%	21%	78%[1]	24%

1	Includes activity related to a change in the portfolio’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Mid-Cap Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $17,800,000 of ordinary income and $80,724,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $666,217,000. Net unrealized appreciation of investment securities for tax purposes was $137,367,000, consisting of unrealized gains of $156,672,000 on securities that had risen in value since their purchase and $19,305,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P MidCap 400 Index	3	1,217	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2006, the portfolio purchased $301,265,000 of investment securities and sold $263,363,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2006, was $5,327,000, for which the portfolio received cash collateral of $5,668,000.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	9,163	7,634
Issued in Lieu of Cash Distributions	1,993	346
Redeemed	(7,851)	(3,314)
Net Increase (Decrease) in Shares Outstanding	3,305	4,666

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

11

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $29,758,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 55.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,087.67	$1.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	1.17

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Money Market Portfolio

During 2006, the Money Market Portfolio returned 5.0%, a bit better than the return of its benchmark index and the average result for its peer group. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses. As is expected, but not guaranteed, the portfolio maintained a net asset value of $1 per share.

The Fed’s interest rate hikes meant higher returns

The portfolio’s impressive absolute return came courtesy of the Federal Reserve Board. During 2006, the Fed raised its short-term interest rate target from 4.25% to 5.25%. The yields of money market funds traced a similar path. At the end of 2006, the 7-day annualized yield of the Money Market Portfolio was 5.22%, up from 4.18% at the start of the year. Rising interest rates are a mixed blessing for longer-term fixed income investments, but the short maturity of money market instruments means that rising rates are quickly translated into higher total returns.

The portfolio’s strong relative return reflected both skillful management by Vanguard Fixed Income Group and the portfolio’s low operating costs. The advisor made the most of the rising rate environment by keeping the portfolio’s average maturity near the short end of its typical range. This positioning allowed the advisor to accelerate the reinvestment of maturing issues in higher-yielding securities. Vanguard’s low operating costs—0.15% of assets for the portfolio, compared with an industry average of 0.87%—helped investors maximize their share of the rewards generated by the advisor’s intelligent strategy and disciplined execution.

Strengths evident in 2006 have meant long-term rewards

Just as they did in 2006, skillful management, disciplined execution, and low costs have helped the Money Market Portfolio deliver strong performance over the long term. During the past decade—a period that includes a long stretch of low short-term interest rates—the Money Market Portfolio returned an annualized 3.9%. The average return of competing funds was 0.7 percentage point less—a seemingly modest margin, but one that would have amounted to a $1,000 difference in the growth of a hypothetical $10,000 investment over the ten-year period.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Money Market Portfolio
(SEC 7-Day Annualized Yield
on 12/31/2006: 5.22%)	5.0%	3.9%	$14,673
Citigroup 3-Month U.S. Treasury Bill Index	4.8	3.7	14,341
Average Money Market Fund[1]	4.2	3.2	13,678

Investment returns will fluctuate. The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) The yield of a money market portfolio more closely reflects the current earnings of the portfolio than its total return.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Money Market
	Portfolio	Fund
Money Market Portfolio	0.15%	0.87%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Money Market Portfolio

Portfolio Profile

As of December 31, 2006

Financial Attributes

Yield	5.2%
Average Weighted Maturity	65 days
Average Quality[1]	Aa1
Expense Ratio	0.15%

Sector Diversification[2] (% of portfolio)

Banker’s Acceptances	2%
Finance
Commercial Paper	32
Certificates of Deposit	49
Treasury/Agency	12
Other	5

Distribution by Credit Quality[1] (% of portfolio)

Aaa	32%
Aa	67
A	1

Yield. A snapshot of a money market fund’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

1 Source: Moody’s Investors Service.

2 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2006, was 5.22%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	5.03%	2.43%	3.91%	$14,673
Citigroup 3-Month Treasury Bill Index	4.76	2.34	3.67	14,341
Average Money Market Fund[1]	4.2	1.71	3.18	13,678

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
U.S. Government and Agency Obligations (11.9%)
†1	Federal Farm Credit Bank	5.234%	1/16/07	1,000	1,000
†1	Federal Home Loan Bank	5.216%	1/24/07	5,000	4,997
1	Federal Home Loan Bank	5.214%–5.219%	2/2/07	12,086	12,031
†1	Federal Home Loan Bank	5.205%	3/19/07	5,000	4,998
1	Federal Home Loan Bank	5.208%	4/4/07	1,095	1,081
1	Federal Home Loan Bank	5.150%	6/4/07	1,000	979
1	Federal Home Loan Mortgage Corp.	5.228%	2/5/07	3,600	3,582
1	Federal Home Loan Mortgage Corp.	5.213%	2/16/07	10,000	9,934
1	Federal Home Loan Mortgage Corp.	5.217%	2/27/07	6,372	6,320
1	Federal Home Loan Mortgage Corp.	5.200%	3/5/07	5,908	5,855
1	Federal Home Loan Mortgage Corp.	5.203%	3/9/07	4,053	4,014
†1	Federal Home Loan Mortgage Corp.	5.235%	3/19/07	5,000	5,000
1	Federal Home Loan Mortgage Corp.	5.204%	3/30/07	2,070	2,044
1	Federal Home Loan Mortgage Corp.	5.213%	4/13/07	2,850	2,809
1	Federal Home Loan Mortgage Corp.	5.146%	5/29/07	4,000	3,917
1	Federal Home Loan Mortgage Corp.	5.123%	8/21/07	11,953	11,576
1	Federal Home Loan Mortgage Corp.	5.108%	9/7/07	10,000	9,663
1	Federal National Mortgage Assn.	5.218%	1/31/07	9,989	9,946
1	Federal National Mortgage Assn.	5.230%	2/8/07	2,360	2,347
1	Federal National Mortgage Assn.	5.230%	2/9/07	2,472	2,458
1	Federal National Mortgage Assn.	5.227%	2/14/07	5,000	4,968
1	Federal National Mortgage Assn.	5.193%–5.218%	2/28/07	8,401	8,331
1	Federal National Mortgage Assn.	5.197%–5.201%	3/7/07	19,830	19,646
1	Federal National Mortgage Assn.	5.146%	5/30/07	4,000	3,917
1	Federal National Mortgage Assn.	5.191%	6/6/07	15,000	14,671
Total U.S. Government and Agency Obligations (Cost $156,084)					156,084
Commercial Paper (31.8%)
Bank Holding Company (1.7%)
	HSBC USA, Inc.	5.321%	2/6/07	1,000	995
	HSBC USA, Inc.	5.310%	3/1/07	1,500	1,487
	HSBC USA, Inc.	5.290%	3/6/07	1,000	991
	HSBC USA, Inc.	5.289%	3/7/07	1,000	991
	HSBC USA, Inc.	5.361%	3/19/07	15,000	14,833
	State Street Corp.	5.306%	1/26/07	3,500	3,487
					22,784
Finance—Automobiles (3.4%)
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.319%	1/8/07	826	825
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.330%	1/24/07	18,000	17,939

	DaimlerChrysler Rev. Auto Conduit LLC 1	5.319%	2/14/07	1,000	994
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.299%–5.300%	3/5/07	3,935	3,899
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.301%	3/9/07	3,038	3,008
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.304%	3/13/07	2,000	1,979
	DaimlerChrysler Rev. Auto Conduit LLC 2	5.328%	1/12/07	747	746
	DaimlerChrysler Rev. Auto Conduit LLC 2	5.333%	2/22/07	1,000	992
	Toyota Motor Credit Corp.	5.309%	1/23/07	2,000	1,994
	Toyota Motor Credit Corp.	5.309%–5.315%	2/1/07	6,000	5,973
	Toyota Motor Credit Corp.	5.314%	2/20/07	5,650	5,609
	Toyota Motor Credit Corp.	5.299%	3/1/07	1,000	991
					44,949
Finance—Other (10.6%)
2	Cafco, LLC	5.314%	1/22/07	3,000	2,991
2	Cafco, LLC	5.317%	1/23/07	700	698
2	Cafco, LLC	5.317%	1/26/07	3,000	2,989
2	CRC Funding, LLC	5.321%	1/18/07	2,000	1,995

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
	General Electric Capital Corp.	5.319%	1/29/07	5,000	4,980
	General Electric Capital Corp.	5.319%	1/30/07	5,000	4,979
	General Electric Capital Corp.	5.314%	2/8/07	3,000	2,983
	General Electric Capital Corp.	5.312%	2/9/07	2,700	2,685
	General Electric Capital Corp.	5.310%	2/16/07	13,000	12,913
	General Electric Capital Corp.	5.310%	2/20/07	10,000	9,927
	General Electric Capital Corp.	5.296%	3/7/07	900	891
	General Electric Capital Corp.	5.360%	3/14/07	5,000	4,948
2	GovCo Inc.	5.320%	1/8/07	1,000	999
2	GovCo Inc.	5.321%	1/12/07	3,000	2,995
2	GovCo Inc.	5.321%	1/17/07	1,000	998
2	GovCo Inc.	5.321%	1/18/07	4,000	3,990
2	GovCo Inc.	5.321%	1/19/07	1,000	997
2	GovCo Inc.	5.331%	1/22/07	5,500	5,483
2	GovCo Inc.	5.299%	3/7/07	2,000	1,981
2	IXIS Commercial Paper Corp.	5.316%	1/23/07	1,500	1,495
2	IXIS Commercial Paper Corp.	5.312%	1/24/07	1,500	1,495
2	IXIS Commercial Paper Corp.	5.296%	3/16/07	4,000	3,957
2	KFW International Finance Inc.	5.280%	2/20/07	7,000	6,949
2	KFW International Finance Inc.	5.282%	3/1/07	2,000	1,983
2	KFW International Finance Inc.	5.262%	3/2/07	4,200	4,164
2	Liberty Street Funding Corp.	5.296%	1/19/07	2,000	1,995
2	Liberty Street Funding Corp.	5.297%	1/24/07	4,000	3,987
2	Liberty Street Funding Corp.	5.347%	1/25/07	1,000	996
2	Liberty Street Funding Corp.	5.347%	3/23/07	1,247	1,232
	Oesterreichische Kontrollbank AG	5.358%	2/16/07	4,000	3,973
2	Old Line Funding, LLC	5.307%	1/9/07	848	847
2	Old Line Funding, LLC	5.309%	1/12/07	1,000	998
2	Old Line Funding, LLC	5.309%	1/18/07	1,000	997
2	Old Line Funding, LLC	5.298%	1/26/07	1,000	996
2	Old Line Funding, LLC	5.321%	2/6/07	866	861
2	Old Line Funding, LLC	5.299%	2/9/07	3,000	2,983
2	Park Avenue Receivable Co., LLC	5.317%	1/16/07	3,000	2,993
2	Park Avenue Receivable Co., LLC	5.305%	3/5/07	6,500	6,440
2	Windmill Funding Corp.	5.317%	1/5/07	2,000	1,999
2	Windmill Funding Corp.	5.309%–5.320%	1/18/07	2,200	2,195
2	Windmill Funding Corp.	5.317%–5.322%	1/19/07	5,000	4,987
2	Yorktown Capital LLC	5.342%	2/26/07	10,000	9,918
					138,862
Foreign Banks (14.7%)
	Abbey National NA LLC	5.309%	1/23/07	8,000	7,974
	Abbey National NA LLC	5.314%	3/7/07	900	891
	ABN-AMRO NA Finance Inc.	5.300%	3/22/07	2,500	2,471
	CBA (Delaware) Finance Inc.	5.310%	1/8/07	4,160	4,156
	CBA (Delaware) Finance Inc.	5.303%	1/16/07	2,000	1,996
	CBA (Delaware) Finance Inc.	5.315%	1/17/07	1,000	998
	CBA (Delaware) Finance Inc.	5.329%	1/22/07	3,000	2,991
	CBA (Delaware) Finance Inc.	5.310%	1/25/07	3,000	2,990
	CBA (Delaware) Finance Inc.	5.311%	2/2/07	1,000	995
	CBA (Delaware) Finance Inc.	5.292%	2/16/07	6,000	5,960
	CBA (Delaware) Finance Inc.	5.314%	2/21/07	3,600	3,573
	CBA (Delaware) Finance Inc.	5.310%–5.311%	2/28/07	7,000	6,941
	CBA (Delaware) Finance Inc.	5.290%–5.300%	3/5/07	3,000	2,973
2	Danske Corp.	5.322%–5.328%	1/18/07	4,300	4,289
2	Danske Corp.	5.309%–5.329%	1/30/07	4,500	4,481

2	Danske Corp.	5.311%	2/28/07	5,000	4,958
2	Danske Corp.	5.310%	3/1/07	4,000	3,966
	Dexia Delaware LLC	5.311%	2/20/07	5,000	4,964
	Dexia Delaware LLC	5.304%	3/1/07	10,000	9,914
	HBOS Treasury Services PLC	5.317%	1/30/07	11,400	11,352
	HBOS Treasury Services PLC	5.322%	2/9/07	4,000	3,977
	HBOS Treasury Services PLC	5.308%	3/9/07	5,000	4,951
	ING (U.S.) Funding LLC	5.299%	3/20/07	3,000	2,966
	Nordea North America Inc.	5.310%	1/8/07	4,000	3,996
	Nordea North America Inc.	5.306%	1/12/07	5,000	4,992
	Nordea North America Inc.	5.321%	1/26/07	1,700	1,694
	Nordea North America Inc.	5.330%	2/13/07	1,500	1,491
	Santander Central Hispano Finance (Delaware) Inc.	5.319%	1/16/07	5,000	4,989
	Santander Central Hispano Finance (Delaware) Inc.	5.320%	2/5/07	2,000	1,990

5

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
	Yield*		Date	($000)	($000)
	Santander Central Hispano Finance (Delaware) Inc.	5.319%	2/6/07	4,000	3,979
	Santander Central Hispano Finance (Delaware) Inc.	5.298%	6/14/07	4,000	3,906
	Societe Generale N.A. Inc.	5.310%	3/1/07	9,700	9,617
	Societe Generale N.A. Inc.	5.306%	3/22/07	9,000	8,897
	Svenska Handelsbanken, Inc.	5.298%	1/16/07	2,000	1,996
	Svenska Handelsbanken, Inc.	5.322%	1/26/07	3,500	3,487
	Svenska Handelsbanken, Inc.	5.347%	2/28/07	1,700	1,685
	UBS Finance (Delaware), LLC	5.324%–5.328%	1/26/07	6,850	6,825
2	Westpac Banking Corp.	5.321%	1/11/07	2,000	1,997
2	Westpac Banking Corp.	5.321%	1/18/07	1,000	998
2	Westpac Banking Corp.	5.325%	1/24/07	5,000	4,983
2	Westpac Banking Corp.	5.325%	2/6/07	4,000	3,979
2	Westpac Banking Corp.	5.302%	2/20/07	1,000	993
2	Westpac Banking Corp.	5.290%	3/1/07	3,600	3,569
2	Westpac Banking Corp.	5.341%	5/1/07	1,000	982
2	Westpac Banking Corp.	5.266%	5/8/07	5,650	5,547
2	Westpac Trust Securities NZ Ltd.	5.320%–5.327%	1/24/07	9,000	8,970
					192,289
Foreign Government (0.2%)
	Export Development Canada	5.319%	6/15/07	3,000	2,929

Foreign Industrial (0.7%)
2	BP Capital Markets PLC	5.261%	3/5/07	1,000	991
2	Nestle Capital Corp.	5.280%	1/17/07	1,230	1,227
2	Nestle Capital Corp.	5.278%–5.283%	2/22/07	1,000	993
2	Nestle Capital Corp.	5.291%	2/28/07	6,150	6,098
					9,309
Insurance (0.5%)
	AIG Funding Inc.	5.287%	2/15/07	2,000	1,987
	AIG Funding Inc.	5.290%	2/20/07	2,000	1,985
	Metlife Funding Inc.	5.323%	1/26/07	1,476	1,471
	Metlife Funding Inc.	5.286%	2/5/07	798	794
					6,237
Total Commercial Paper (Cost $417,359)					417,359
Certificates of Deposit (34.1%)
Certificates of Deposit—U.S. Banks (3.9%)
	Branch Banking & Trust Co.	5.315%	5/18/07	3,000	3,000
	Branch Banking & Trust Co.	5.315%	6/18/07	10,000	10,000
	Citibank NA	5.320%	1/19/07	6,000	6,000
	Citibank NA	5.290%	3/6/07	3,000	3,000
	HSBC Bank USA, N.A.	5.315%	2/9/07	2,000	2,000
	HSBC Bank USA, N.A.	5.310%	2/12/07	2,000	2,000
	HSBC Bank USA, N.A.	5.310%	2/12/07	8,000	8,000
	SunTrust Bank	5.300%	2/1/07	12,000	12,000
	Wells Fargo Bank, N.A.	4.850%	1/30/07	2,500	2,499
	Wells Fargo Bank, N.A.	4.855%	1/30/07	3,000	2,998
					51,497
Yankee Certificates of Deposit—U.S. Branches (30.2%)
	Abbey National Treasury Services PLC (Stamford Branch)	5.310%	1/29/07	15,000	15,000
	Bank of Montreal (Chicago Branch)	5.300%	3/2/07	5,000	5,000
	Bank of Montreal (Chicago Branch)	5.300%	3/5/07	10,000	10,000
	Bank of Montreal (Chicago Branch)	5.290%	3/12/07	10,000	10,000
	Bank of Nova Scotia (Portland Branch)	5.290%	2/12/07	5,000	5,000

Bank of Nova Scotia (Portland Branch)	5.300%	3/8/07	15,000	15,000
Barclays Bank PLC (New York Branch)	5.330%	1/16/07	10,000	10,000
Barclays Bank PLC (New York Branch)	5.320%	1/18/07	7,000	7,000
Barclays Bank PLC (New York Branch)	5.320%	2/8/07	11,000	11,000
Barclays Bank PLC (New York Branch)	5.330%	2/14/07	12,000	12,000
Barclays Bank PLC (New York Branch)	5.290%	3/5/07	2,000	2,000
BNP Paribas (New York Branch)	5.320%	2/12/07	2,000	2,000
BNP Paribas (New York Branch)	5.310%	3/5/07	12,000	12,000
BNP Paribas (New York Branch)	5.235%	6/7/07	12,000	12,000
BNP Paribas (New York Branch)	5.315%	6/15/07	5,000	5,000
BNP Paribas (New York Branch)	5.320%	6/15/07	8,000	8,000
BNP Paribas (New York Branch)	5.195%	10/9/07	6,000	6,000
Calyon (New York Branch)	5.320%	2/9/07	10,000	10,000
Deutsche Bank AG (New York Branch)	4.810%	1/16/07	6,500	6,498

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
Deutsche Bank AG (New York Branch)	5.320%	1/29/07	6,000	6,000
Deutsche Bank AG (New York Branch)	5.300%	3/29/07	10,000	10,000
Dexia Credit Local S.A. (New York Branch)	5.300%	1/16/07	10,000	10,000
Dexia Credit Local S.A. (New York Branch)	5.300%	3/5/07	15,000	15,000
Dexia Credit Local S.A. (New York Branch)	5.300%	3/8/07	5,000	5,000
Fortis Bank NV-SA (New York Branch)	5.300%	2/27/07	5,000	5,000
Fortis Bank NV-SA (New York Branch)	5.310%	3/5/07	5,000	5,000
Fortis Bank NV-SA (New York Branch)	5.290%	3/7/07	10,000	10,000
HBOS Treasury Services PLC (New York Branch)	5.095%	3/29/07	1,500	1,498
HBOS Treasury Services PLC (New York Branch)	5.200%	3/30/07	2,000	1,998
Landesbank Baden-Wuerttemberg (New York Branch)	5.310%	2/28/07	5,000	5,000
Lloyds TSB Bank PLC (New York Branch)	5.305%	1/31/07	1,000	1,000
Rabobank Nederland (New York Branch)	5.310%	1/29/07	9,000	9,000
Rabobank Nederland (New York Branch)	5.310%	2/1/07	8,000	8,000
Rabobank Nederland (New York Branch)	5.300%	2/20/07	4,500	4,500
Rabobank Nederland (New York Branch)	5.300%	3/5/07	19,000	19,000
Rabobank Nederland (New York Branch)	5.290%	4/5/07	3,500	3,500
Rabobank Nederland (New York Branch)	5.400%	8/28/07	1,000	1,001
Royal Bank of Canada (New York Branch)	5.320%	2/12/07	12,000	12,000
Royal Bank of Canada (New York Branch)	5.300%	2/27/07	2,000	2,000
Royal Bank of Scotland PLC (New York Branch)	5.310%	1/16/07	8,000	8,000
Royal Bank of Scotland PLC (New York Branch)	5.320%	1/25/07	10,000	10,000
Royal Bank of Scotland PLC (New York Branch)	5.320%	1/29/07	10,000	10,000
Svenska Handelsbanken, AB (New York Branch)	5.310%	1/30/07	10,000	10,000
Svenska Handelsbanken, AB (New York Branch)	5.025%	2/16/07	2,010	2,009
Svenska Handelsbanken, AB (New York Branch)	5.320%	2/26/07	4,500	4,500
Svenska Handelsbanken, AB (New York Branch)	5.310%	3/1/07	1,000	1,000
Svenska Handelsbanken, AB (New York Branch)	5.290%	3/6/07	6,000	6,000
Svenska Handelsbanken, AB (New York Branch)	5.300%	3/12/07	5,000	5,000
Svenska Handelsbanken, AB (New York Branch)	5.310%	3/20/07	2,000	2,000
UBS AG (Stamford Branch)	5.300%	1/16/07	3,500	3,500
UBS AG (Stamford Branch)	5.310%	1/17/07	7,000	7,000
UBS AG (Stamford Branch)	5.320%	1/29/07	3,000	3,000
UBS AG (Stamford Branch)	5.020%	2/13/07	7,800	7,795
UBS AG (Stamford Branch)	5.300%	3/30/07	7,000	7,000
UBS AG (Stamford Branch)	5.310%	3/30/07	10,000	10,000
				394,799
Total Certificates of Deposit (Cost $446,296)				446,296
Eurodollar Certificates of Deposit (14.4%)
ABN-AMRO Bank NV	5.300%	1/22/07	3,000	3,000
ABN-AMRO Bank NV	5.290%	3/6/07	7,000	7,000
ABN-AMRO Bank NV	5.300%	3/27/07	8,000	8,000
ABN-AMRO Bank NV	5.310%	4/4/07	4,000	4,000
Australia & New Zealand Banking Group, Ltd.	5.320%	4/12/07	2,000	2,000
Bank of Nova Scotia	5.320%	1/23/07	2,000	2,000
Calyon	5.000%	2/12/07	3,000	2,998
Credit Agricole S.A.	5.320%	1/23/07	9,000	9,000
Credit Agricole S.A.	5.290%	3/7/07	7,000	7,000
Deutsche Bank AG	5.310%	2/15/07	6,000	6,000
HBOS Treasury Services PLC	5.330%	1/25/07	3,000	3,000
HBOS Treasury Services PLC	5.330%	2/5/07	8,000	8,000
HBOS Treasury Services PLC	5.300%	3/6/07	7,000	7,000
HSBC Bank PLC	5.250%	6/11/07	3,000	3,000
HSBC Bank PLC	5.260%	6/12/07	3,000	3,000

ING Bank N.V.	5.320%	1/16/07	3,000	3,000
ING Bank N.V.	5.320%	2/5/07	8,000	8,000
ING Bank N.V.	5.300%	6/14/07	10,000	10,000
ING Bank N.V.	5.300%	6/19/07	15,000	15,000
Landesbank Baden-Wuerttemberg	5.320%	3/1/07	4,000	4,000
Lloyds TSB Bank PLC	5.310%	2/1/07	21,000	21,000
Lloyds TSB Bank PLC	5.300%	3/16/07	8,000	8,000
Lloyds TSB Bank PLC	5.320%	4/12/07	5,000	5,000
Lloyds TSB Bank PLC	5.240%	5/8/07	10,000	10,000
Royal Bank of Scotland PLC	5.310%	3/15/07	10,000	10,000
Societe Generale	5.300%	3/1/07	2,000	2,000
Societe Generale	5.310%	3/5/07	10,000	10,000
Societe Generale	5.330%	6/18/07	7,000	7,000
Total Eurodollar Certificates of Deposit (Cost $187,998)				187,998

7

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
Other Notes (2.2%)
Bank of America, N.A.	5.320%	1/17/07	6,000	6,000
Bank of America, N.A.	5.320%	2/14/07	8,000	8,000
Bank of America, N.A.	5.320%	2/20/07	5,000	5,000
Bank of America, N.A.	5.310%	4/2/07	10,000	10,000
Total Other Notes (Cost $29,000)				29,000
Repurchase Agreements (4.9%)
Banc of America Securities LLC
(Dated 12/29/06, Repurchase Value $2,001,000,
collateralized by Federal Home Loan Bank 5.750%, 5/15/12)	5.260%	1/3/07	2,000	2,000
Banc of America Securities LLC
(Dated 12/29/06, Repurchase Value $1,001,000,
collateralized by Federal Farm Credit Bank Discount Note, 1/19/07)	5.260%	1/3/07	1,000	1,000
Banc of America Securities LLC
(Dated 12/11/06, Repurchase Value $8,036,000,
collateralized by Federal National Mortgage Assn. 5.000%, 3/1/35)	5.270%	1/11/07	8,000	8,000
Barclays Capital Inc.
(Dated 12/29/06, Repurchase Value $1,001,000,
collateralized by Federal Home Loan Bank Discount Note, 2/28/07)	5.280%	1/3/07	1,000	1,000
BNP Paribas Securities Corp.
(Dated 12/29/06, Repurchase Value $3,002,000,
collateralized by Federal National Mortgage Assn. 5.000%, 9/14/07)	5.280%	1/3/07	3,000	3,000
Citigroup Global Markets Inc.
(Dated 12/29/06, Repurchase Value $4,003,000,
collateralized by Federal National Mortgage Assn. 7.250%, 5/15/30)	5.290%	1/3/07	4,000	4,000
Credit Suisse Securities (USA) LLC
(Dated 12/11/06, Repurchase Value $4,018,000,
collateralized by Federal National Mortgage Assn. 5.500%, 7/1/34)	5.270%	1/11/07	4,000	4,000
Goldman, Sachs & Co.
(Dated 12/29/06, Repurchase Value $15,158,000,
collateralized by Federal National Mortgage Assn. 3.250%, 8/15/08)	5.250%	1/3/07	15,147	15,147
Lehman Brothers Inc.
(Dated 12/29/06, Repurchase Value $2,001,000,
collateralized by Federal National Mortgage Assn. 6.000%, 5/15/11)	5.250%	1/2/07	2,000	2,000
Lehman Brothers Inc.
(Dated 12/12/06, Repurchase Value $5,045,000,
collateralized by Federal Home Loan Mortgage Corp. 5.000%, 5/1/21,
Federal National Mortgage Assn. 5.500%–7.660%, 5/1/15–5/1/18)	5.260%	2/12/07	5,000	5,000
UBS Securities LLC
(Dated 12/29/06, Repurchase Value $9,005,000,
collateralized by Federal Home Loan Mortgage Corp. 4.375%, 7/17/15)	5.270%	1/2/07	9,000	9,000
UBS Securities LLC
(Dated 12/29/06, Repurchase Value $10,007,000,
collateralized by Federal National Mortgage Assn. 4.250%, 8/15/10,
Federal Home Loan Mortgage Corp. 5.000%, 7/15/14)	5.260%	1/3/07	10,000	10,000
Total Repurchase Agreements (Cost $64,147)				64,147
Total Investments (99.3%) (Cost $1,300,884)				1,300,884
Other Assets and Liabilities (0.7%)
Other Assets—Note B				23,226
Liabilities				(14,384)
				8,842
Net Assets (100%)
Applicable to 1,309,713,508 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				1,309,726
Net Asset Value Per Share				$1.00

8

Vanguard Money Market Portfolio

At December 31, 2006, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,309,713	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	13	—
Unrealized Appreciation	—	—
Net Assets	1,309,726	$1.00

•	See Note A in Notes to Financial Statements.
*	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

† Adjustable-rate note.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2006, the aggregate value of these securities was $149,604,000, representing 11.4% of net assets.

9

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Interest	58,374
Total Income	58,374
Expenses
The Vanguard Group—Note B
Investment Advisory Services	91
Management and Administrative	1,191
Marketing and Distribution	287
Custodian Fees	47
Auditing Fees	26
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Total Expenses	1,671
Net Investment Income	56,703
Realized Net Gain (Loss)
on Investment Securities Sold	(8)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,695

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,703	27,749
Realized Net Gain (Loss)	(8)	—
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	56,695	27,749
Distributions
Net Investment Income	(56,703)	(27,749)
Realized Capital Gain	—	—
Total Distributions	(56,703)	(27,749)
Capital Share Transactions (at $1.00)
Issued	914,667	584,603
Issued in Lieu of Cash Distributions	56,703	27,749
Redeemed	(600,748)	(513,456)
Net Increase (Decrease) from Capital Share Transactions	370,622	98,896
Total Increase (Decrease)	370,614	98,896
Net Assets
Beginning of Period	939,112	840,216
End of Period	1,309,726	939,112

10

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.049	.031	.012	.010	.017
Net Realized and Unrealized
Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.049	.031	.012	.010	.017
Distributions
Dividends from Net Investment Income	(.049)	(.031)	(.012)	(.010)	(.017)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.049)	(.031)	(.012)	(.010)	(.017)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.03%	3.17%	1.26%	1.01%	1.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,310	$939	$840	$862	$1,053
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.20%	0.21%
Ratio of Net Investment Income to
Average Net Assets	4.96%	3.14%	1.26%	1.01%	1.71%

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $128,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

12

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Money Market Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

13

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,026.65	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® REIT Index Portfolio

Real estate investment trusts continued to be one of the best-performing segments of the broad U.S. stock market during 2006. Vanguard REIT Index Portfolio returned 34.9%, falling just shy of the results for both the Morgan Stanley Capital International® US REIT Index and the Target REIT Composite. The portfolio’s return outpaced the average result of competing real estate funds.

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception in 1999.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

In 2006, the REIT sector thrived once again

Despite rising interest rates and inflation fears earlier in the year, the U.S. economy continued to grow in 2006, and in

December the Dow Jones Industrial Average closed at a record high. Aided by strong corporate earnings and the rising stock market, real estate investment trusts posted impressive gains through the year.

Nearly half of the REIT Index Portfolio’s return was generated by its ten largest holdings. This group of companies, which included owners of office buildings, residential apartments, retail space, hotels, and resorts, demonstrated that every segment of the REIT market found 2006 to be a fruitful year.

Many of the portfolio’s largest holdings gained more than 50%, including Equity Office Properties (+64%), the largest owner of office-building space in the country. Boston Properties (+63%) and Vornado Realty (+51%) also experienced outstanding years.

REITs are best as a side dish in your investment menu

Since its inception in 1999, Vanguard REIT Index Portfolio has produced an average annual return of more than 18%, outpacing many other sectors of the stock market.

Investors looking at this disparity in returns might be tempted to forget about other equity segments and make REITs the centerpiece of their portfolios.

Taking that approach would probably be a mistake, as market history teaches us that today’s high-fliers eventually return to earth. Just how long a particular portion of the market will soar is never clear, which is precisely why experienced investors protect their investments with broadly diversified portfolios.

Because the REIT portfolio is so narrowly focused, it is best used by investors who seek to track commercial real estate with a small portion of their investment holdings. If used prudently, the REIT Index Portfolio is a low-cost way to gain access to the commercial real estate world.

Total Returns
			February 9, 1999,[1] Through
			December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
REIT Index Portfolio	34.9%	18.5%	$38,221
Target REIT Composite[2]	35.2	18.8	38,827
MSCI US REIT Index[3]	35.9	19.1	39,643
Average Real Estate Fund[4]	34.1	18.4	38,005

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[5]
Your portfolio compared with its peer group
		Average
		Real Estate
	Portfolio	Fund
REIT Index Portfolio	0.31%	1.52%

1	Portfolio inception.
2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Formerly known as the Morgan Stanley REIT Index. The name was changed in June 2005 by Morgan Stanley Capital International (MSCI), the index sponsor.
4	Derived from data provided by Lipper Inc.
5	Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard REIT Index Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	103	102	4,964
Median Market Cap	$7.3B	$7.3B	$30.7B
Price/Earnings Ratio	47.5x	47.7x	18.0x
Price/Book Ratio	3.0x	3.0x	2.8x
Yield	3.4%[3]	3.7%	1.7%
Return on Equity	8.0%	8.0%	17.8%
Earnings Growth Rate	–3.6%	–3.8%	18.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	19%	—	—
Expense Ratio	0.31%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[5]	Broad Index[2]
R-Squared	1.00	0.31
Beta	1.00	1.17

Portfolio Allocation by REIT Type

Retail	26%
Office	20
Specialized	19
Residential	18
Diversified	8
Industrial	7
Short-Term Reserves	2%

Ten Largest Holdings[4] (% of total net assets)

Simon Property Group, Inc. REIT	6.2%
Equity Office Properties Trust REIT	4.6
Vornado Realty Trust REIT	4.6
ProLogis REIT	4.1
Equity Residential REIT	4.1
Archstone-Smith Trust REIT	3.4
Public Storage, Inc. REIT	3.4
Boston Properties, Inc. REIT	3.3
Host Hotels & Resorts Inc. REIT	3.3
General Growth Properties Inc. REIT	3.1
Top Ten	40.1%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of income provided by securities in the index.

1	MSCI US REIT Index.
2	Dow Jones Wilshire 5000 Index.
3

This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.
5	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 9, 1999–December 31, 2006

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2006			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
REIT Index Portfolio	34.93%	22.53%	18.52%	$38,221
Dow Jones Wilshire 5000 Index	15.87	7.65	4.70	14,363
Target REIT Composite[2]	35.22	22.77	18.76	38,827
MSCI US REIT Index	35.92	23.22	19.07	39,643
Average Real Estate Fund[3]	34.08	23.00	18.44	38,005

Fiscal-Year Total Returns (%): February 9, 1999–December 31, 2006

1	February 9, 1999.
2	The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (98.0%)
Diversified REITs (8.3%)
Vornado Realty Trust REIT	241,855	29,385
^Liberty Property Trust REIT	159,584	7,842
Colonial Properties Trust REIT	77,551	3,636
Crescent Real Estate, Inc.REIT	173,072	3,418
Washington REIT	79,890	3,196
Spirit Finance Corp. REIT	190,961	2,381
PS Business Parks, Inc. REIT	28,220	1,995
Investors Real Estate Trust REIT	79,538	816
Capital Lease Funding, Inc.REIT	60,019	696
		53,365
Industrial REITs (6.6%)
ProLogis REIT	434,647	26,414
AMB Property Corp. REIT	156,730	9,186
First Industrial Realty Trust REIT	79,316	3,719
EastGroup Properties, Inc.REIT	41,743	2,236
First Potomac REIT	42,521	1,238
		42,793
Office REITs (20.4%)
Equity Office Properties
Trust REIT	620,913	29,909
Boston Properties, Inc. REIT	192,509	21,538
SL Green Realty Corp. REIT	87,748	11,651
Duke Realty Corp. REIT	239,528	9,797
Reckson Associates Realty Corp. REIT	147,553	6,728
Mack-Cali Realty Corp. REIT	110,599	5,641
Brandywine Realty Trust REIT	159,848	5,315
Alexandria Real Estate Equities, Inc. REIT	51,567	5,177
HRPT Properties Trust REIT	372,862	4,605
Kilroy Realty Corp. REIT	57,340	4,473
Corporate Office Properties Trust, Inc. REIT	71,571	3,612
Highwood Properties, Inc.REIT	81,752	3,332
BioMed Realty Trust, Inc. REIT	115,889	3,314
Digital Realty Trust, Inc. REIT	86,629	2,965
Maguire Properties, Inc. REIT	66,744	2,670
American Financial Realty Trust REIT	230,141	2,633
Lexington Corporate Properties Trust REIT	115,931	2,600
Cousins Properties, Inc. REIT	67,816	2,392
Franklin Street Properties Corp. REIT	90,370	1,902
Parkway Properties Inc. REIT	27,429	1,399
		131,653

Residential REITs (18.0%)
Equity Residential REIT	515,937	26,184
Archstone-Smith Trust REIT	379,939	22,116

		Market
		Value•
	Shares	($000)
Avalonbay Communities, Inc.REIT	131,910	17,155
Apartment Investment &Management Co.Class A REIT	172,611	9,670
United Dominion Realty Trust REIT	238,640	7,586
Camden Property Trust REIT	99,980	7,384
BRE Properties Inc.Class A REIT	91,409	5,943
Essex Property Trust, Inc. REIT	38,977	5,038
Post Properties, Inc. REIT	76,520	3,497
Home Properties, Inc. REIT	58,998	3,497
Mid-America Apartment Communities, Inc. REIT	40,604	2,324
Equity Lifestyle Properties, Inc. REIT	39,870	2,170
American Campus Communities, Inc. REIT	39,241	1,117
Sun Communities, Inc. REIT	28,770	931
GMH Communities Trust REIT	73,544	746
Education Realty Trust, Inc. REIT	47,256	698
		116,056

Retail REITs (25.7%)
Simon Property Group, Inc. REIT	392,224	39,728
General Growth Properties Inc. REIT	385,072	20,112
Kimco Realty Corp. REIT	398,704	17,922
Developers Diversified Realty Corp. REIT	194,543	12,247
The Macerich Co. REIT	127,329	11,023
Regency Centers Corp. REIT	121,900	9,529
Federal Realty Investment Trust REIT	97,610	8,297
Weingarten Realty Investors REIT	143,089	6,598
New Plan Excel Realty Trust REIT	185,733	5,104
Realty Income Corp. REIT	176,944	4,901
Taubman Co. REIT	93,557	4,758
CBL & Associates Properties, Inc. REIT	108,793	4,716
Pennsylvania REIT	61,912	2,438
National Retail Properties REIT	98,067	2,251
Tanger Factory Outlet Centers, Inc. REIT	55,093	2,153
Inland Real Estate Corp. REIT	114,297	2,140
Equity One, Inc. REIT	71,796	1,914
Mills Corp. REIT	90,218	1,804
Glimcher Realty Trust REIT	65,369	1,746
Cedar Shopping Centers, Inc. REIT	76,727	1,221
Acadia Realty Trust REIT	45,224	1,132
Ramco-Gershenson Properties Trust REIT	29,440	1,123
Saul Centers, Inc. REIT	18,363	1,013

		Market
		Value•
	Shares	($000)

Getty Realty Holding Corp. REIT	30,634	947
Urstadt Biddle Properties Class A REIT	37,553	717
		165,534
Specialized REITs (19.0%)
Public Storage, Inc. REIT	223,199	21,762
Host Hotels &Resorts Inc. REIT	876,812	21,526
Health Care Properties Investors REIT	343,906	12,663

Hospitality Properties Trust REIT	152,919	7,268
Ventas, Inc. REIT	165,955	7,023
Health Care Inc. REIT	122,899	5,287
Nationwide Health Properties, Inc. REIT	142,257	4,299
Healthcare Realty Trust Inc. REIT	84,887	3,356
Senior Housing Properties Trust REIT	136,527	3,342
LaSalle Hotel Properties REIT	70,987	3,255
Strategic Hotels and Resorts, Inc. REIT	133,701	2,913
Sunstone Hotel Investors, Inc. REIT	103,018	2,754
Entertainment Properties Trust REIT	47,001	2,747
DiamondRock Hospitality Co. REIT	128,595	2,316
FelCor Lodging Trust, Inc. REIT	104,646	2,285
Sovran Self Storage, Inc. REIT	35,631	2,041
Extra Space Storage Inc. REIT	105,564	1,928
Trustreet Properties, Inc. REIT	113,961	1,920
Omega Healthcare Investors, Inc. REIT	104,750	1,856
U-Store-It Trust REIT	86,443	1,776
Equity Inns, Inc. REIT	97,402	1,555
Highland Hospitality Corp. REIT	108,061	1,540
Ashford Hospitality Trust REIT	115,643	1,440
National Health Investors REIT	41,972	1,385
Innkeepers USA Trust REIT	79,993	1,240
Medical Properties Trust Inc. REIT	71,540	1,095
LTC Properties, Inc. REIT	35,098	959
Universal Health Realty Income REIT	19,982	779
		122,310
Total Real Estate Investment Trusts
(Cost $432,541)		631,711

4

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (2.4%)
[1]Vanguard Market Liquidity
Fund, 5.294%	12,781,076	12,781
[1]Vanguard Market Liquidity
Fund, 5.294%—Note E	2,672,400	2,672
Total Temporary Cash Investments
(Cost $15,453)		15,453
Total Investments (100.4%)
(Cost $447,994)		647,164
Other Assets and Liabilities (–0.4%)
Other Assets—Note B		5,176
Liabilities—Note E		(7,636)
		(2,460)
Net Assets (100%)
Applicable to 25,807,274 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	644,704
Net Asset Value Per Share	$24.98

At December 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	385,492	14.93
Undistributed Net
Investment Income	11,070.43
Accumulated Net
Realized Gains	48,972	1.90
Unrealized Appreciation	199,170	7.72
Net Assets	644,704	$24.98

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

5

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	12,753
Interest[1]	565
Security Lending	7
Total Income	13,325
Expenses
The Vanguard Group—Note B
Investment Advisory Services	42
Management and Administrative	1,424
Marketing and Distribution	117
Custodian Fees	29
Auditing Fees	23
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	1,659
Net Investment Income	11,666
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,197
Investment Securities Sold	42,021
Realized Net Gain (Loss)	49,218
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	100,008
Net Increase (Decrease) in Net Assets
Resulting from Operations	160,892

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,666	10,942
Realized Net Gain (Loss)	49,218	35,219
Change in Unrealized Appreciation (Depreciation)	100,008	(423)
Net Increase (Decrease) in Net Assets Resulting from Operations	160,892	45,738
Distributions
Net Investment Income	(11,079)	(11,660)
Realized Capital Gain[2]	(35,082)	(25,733)
Total Distributions	(46,161)	(37,393)
Capital Share Transactions—Note F
Issued	126,638	86,034
Issued in Lieu of Cash Distributions	46,161	37,393
Redeemed	(96,147)	(90,737)
Net Increase (Decrease) from Capital Share Transactions	76,652	32,690
Total Increase (Decrease)	191,383	41,035
Net Assets
Beginning of Period	453,321	412,286
End of Period[3]	644,704	453,321

1	Interest income from an affiliated company of the portfolio was $559,000.
2	Includes fiscal 2006 and 2005 short-term gain distributions totaling $692,000 and $1,809,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $11,070,000 and $10,483,000.

6

Vanguard REIT Index Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.26	$20.09	$16.09	$12.84	$13.03
Investment Operations
Net Investment Income	.44	.50	.536	.490	.38
Net Realized and Unrealized Gain (Loss)
on Investments	6.28	1.53	4.229	3.755	.10
Total from Investment Operations	6.72	2.03	4.765	4.245	.48
Distributions
Dividends from Net Investment Income	(.48)	(.58)	(.460)	(.560)	(.50)
Distributions from Realized Capital Gains	(1.52)	(1.28)	(.305)	(.435)	(.17)
Total Distributions	(2.00)	(1.86)	(.765)	(.995)	(.67)
Net Asset Value, End of Period	$24.98	$20.26	$20.09	$16.09	$12.84

Total Return	34.93%	11.83%	30.51%	35.48%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$645	$453	$412	$297	$180
Ratio of Total Expenses to Average Net Assets	0.31%	0.31%	0.31%	0.36%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.61%	3.52%	3.97%	4.93%
Portfolio Turnover Rate	19%	21%	24%	12%	20%

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2 Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Vanguard REIT Index Portfolio

7

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $13,048,000 of ordinary income and $47,648,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $447,994,000. Net unrealized appreciation of investment securities for tax purposes was $199,170,000, consisting of unrealized gains of $202,478,000 on securities that had risen in value since their purchase and $3,308,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended December 31, 2006, the portfolio purchased $146,762,000 of investment securities and sold $100,891,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at December 31, 2006, was $2,575,000, for which the portfolio received cash collateral of $2,672,000.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	5,692	4,494
Issued in Lieu of Cash Distributions	2,177	2,191
Redeemed	(4,438)	(4,827)
Net Increase (Decrease) in Shares Outstanding	3,431	1,858

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

8

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund REIT Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund REIT Index Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $34,390,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

9

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,192.36	$1.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.69	1.53

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Short-Term Investment-Grade Portfolio

During 2006, the Short-Term Investment-Grade Portfolio returned 4.9%, outpacing the return of its benchmark index and the average result for its peers. The return consisted of a 1 percentage point increase in the portfolio’s capital value and an income return of 3.9%. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Bond yields moved higher during the year, particularly among shorter maturities, as the Federal Reserve Board raised its target for short-term interest rates. At the end of 2006, the portfolio yielded 5.01%, up from 4.52% at the start of the year.

A shifting rate environment challenged investors in 2006

Fixed income investors faced a challenging interest-rate environment during the past 12 months—a rapid rise in short-term interest rates early in the year, followed by a decline in long-term rates later in the year. These dynamics lifted short-term interest rates above long-term interest rates—a mild but unusual inversion of the customary relationship. Your portfolio’s advisor, Vanguard Fixed Income Group, responded to the market’s challenges with a peer-beating return.

Early in the year, the advisor kept the portfolio’s duration (a measure of interest rate sensitivity) at the short end of its typical range, moderating the downward pressure on the prices of the portfolio’s holdings. After June 29, when the Fed hinted that it would pause in its rate-boosting campaign, the advisor extended the portfolio’s duration back into the middle of its typical range, capturing the modestly higher yields available in this area of the market.

The advisor also enhanced returns with astute security selection, particularly among select high-yield issues, while remaining faithful to the portfolio’s strict credit-quality criteria. The portfolio’s relative performance also benefited from its rock-bottom costs.

Longer-term record highlights the portfolio’s strengths

The same advantages that contributed to strong performance during 2006—intelligent strategy, disciplined execution, and low costs—have also contributed to the portfolio’s long-term success. Since its 1999 inception, the portfolio has returned an annualized 4.7%. The peer group’s average return was 4.0%. Your portfolio’s 0.7-percentage-point advantage would have amounted to several hundred dollars in additional growth on a hypothetical investment of $10,000.

Total Returns
		February 8, 1999,[1] Through
		December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Short-Term Investment-Grade Portfolio	4.9%	4.7%	$14,368
Lehman 1–5 Year U.S. Credit Index	4.7	5.4	15,191
Average 1–5 Year
Investment Grade Debt Fund[2]	4.0	4.0	13,674
Lehman Aggregate Bond Index	4.3	5.6	15,405

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your portfolio compared with its peer group
		Average 1-5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.96%

1 Portfolio inception.

2 Derived from data provided by Lipper Inc.

3 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile

As of December 31, 2006

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	621	1,144	7,134
Yield	5.0%	—	—
Yield to Maturity	5.4%[3]	5.3%	5.4%
Average Coupon	5.2%	5.5%	5.4%
Average Effective Maturity	3.0 years	3.0 years	7.0 years
Average Quality[4]	Aa2	A1	Aa1
Average Duration	2.2 years	2.7 years	4.5 years
Expense Ratio	0.15%	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
	Portfolio
	Versus	Portfolio
	Comparative	Versus
	Index[1]	Broad Index[2]
R-Squared	0.96	0.86
Beta	0.70	0.42

Distribution by Maturity (% of portfolio)

Under 1 Year	18%
1–3 Years	53
3–5 Years	23
Over 5 Years	6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	15%
Finance	33
Foreign	1
Government Mortgage-Backed	5
Industrial	19
Treasury/Agency	22
Utilities	4
Short-Term Reserves	1

Distribution by Credit Quality[4] (% of portfolio)

Aaa	46%
Aa	19
A	20
Baa	14
Ba	1

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 Sector diversification percentages include market exposure obtained through futures and swap contracts. The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: February 8, 1999–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2006			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
Short-Term Investment-Grade Portfolio	4.92%	3.81%	4.70%	$14,368
Lehman Aggregate Bond Index	4.33	5.06	5.63	15,405
Lehman 1–5 Year U.S. Credit Index	4.69	4.52	5.44	15,191
Average 1–5 Year Investment Grade Fund[2]	4.00	3.10	4.04	13,674

Fiscal-Year Total Returns (%): February 8, 1999–December 31, 2006

1 February 8, 1999.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (13.1%)
U.S. Government Securities (8.4%)
U.S. Treasury Note	3.250%	1/15/09	4,100	3,978
U.S. Treasury Note	4.500%	2/15/09	4,200	4,174
U.S. Treasury Note	3.625%	7/15/09	1,500	1,460
U.S. Treasury Note	3.375%	9/15/09	2,220	2,144
U.S. Treasury Note	3.375%	10/15/09	1,000	965
U.S. Treasury Note	4.625%	11/15/09	550	548
U.S. Treasury Note	3.500%	2/15/10	11,000	10,613
U.S. Treasury Note	4.000%	4/15/10	5,200	5,088
U.S. Treasury Note	3.875%	7/15/10	800	779
U.S. Treasury Note	3.875%	9/15/10	525	510
U.S. Treasury Note	4.250%	10/15/10	1,610	1,585
U.S. Treasury Note	4.625%	10/31/11	205	204
U.S. Treasury Note	4.500%	11/30/11	1,360	1,348
U.S. Treasury Note	4.625%	11/15/16	400	397
				33,793
Mortgage-Backed Securities (4.7%)
Conventional Mortgage-Backed Securities (0.3%)
[1,2] Federal Home Loan Mortgage Corp.	6.000%	4/1/17	288	292
[1,2] Federal National Mortgage Assn.	6.000%	12/1/16	335	340
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	252	257
[1,2] Federal National Mortgage Assn.	6.500%	9/1/16	117	120
[1,2] Federal National Mortgage Assn.	7.000%	4/1/13	120	121

Nonconventional Mortgage-Backed Securities (4.4%)
[1,2] Countrywide Home Loans	5.384%	3/20/36	960	954
[1,2] Federal Home Loan Mortgage Corp.	3.704%	8/1/33	200	197
[1,2] Federal Home Loan Mortgage Corp.	3.864%	8/1/33	260	256
[1,2] Federal Home Loan Mortgage Corp.	3.873%	7/1/33	1,123	1,105
[1,2] Federal Home Loan Mortgage Corp.	3.928%	6/1/33	939	925
[1,2] Federal Home Loan Mortgage Corp.	4.000%	10/15/18	175	174
[1,2] Federal Home Loan Mortgage Corp.	4.056%	5/1/33	171	169
[1,2] Federal Home Loan Mortgage Corp.	4.081%	6/1/33	305	301
[1,2] Federal Home Loan Mortgage Corp.	4.117%	5/1/33	412	407
[1,2] Federal Home Loan Mortgage Corp.	4.203%	2/1/33	321	318
[1,2] Federal Home Loan Mortgage Corp.	4.287%	1/1/33	238	237
[1,2] Federal Home Loan Mortgage Corp.	4.643%	9/1/32	296	296
[1,2] Federal Home Loan Mortgage Corp.	4.655%	10/1/32	228	228

[1,2] Federal Home Loan Mortgage Corp.	4.759%	8/1/32	154	155
[1,2] Federal Home Loan Mortgage Corp.	4.774%	9/1/32	138	139
[1,2] Federal Home Loan Mortgage Corp.	4.848%	9/1/32	289	290
[1,2] Federal Home Loan Mortgage Corp.	5.000%	5/15/18	31	30
[1,2] Federal Home Loan Mortgage Corp.	5.000%	5/15/18	500	497
[1,2] Federal Home Loan Mortgage Corp.	5.000%	9/15/18	48	48
[1,2] Federal Home Loan Mortgage Corp.	5.000%	7/15/24	400	396
[1,2] Federal National Mortgage Assn.	3.000%	8/25/32	71	70
[1,2] Federal National Mortgage Assn.	3.412%	8/1/33	282	277
[1,2] Federal National Mortgage Assn.	3.476%	8/1/33	277	271
[1,2] Federal National Mortgage Assn.	3.632%	8/1/33	246	241
[1,2] Federal National Mortgage Assn.	3.695%	8/1/33	455	447
[1,2] Federal National Mortgage Assn.	3.707%	8/1/33	89	87
[1,2] Federal National Mortgage Assn.	3.709%	9/1/33	569	559
[1,2] Federal National Mortgage Assn.	3.716%	7/1/33	377	371
[1,2] Federal National Mortgage Assn.	3.730%	6/1/33	515	508
[1,2] Federal National Mortgage Assn.	3.740%	10/1/33	296	291
[1,2] Federal National Mortgage Assn.	3.806%	8/1/33	552	543

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
	Coupon		Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	3.808%	9/1/33	1,129	1,111
[1,2]	Federal National Mortgage Assn.	3.824%	7/1/33	572	564
[1,2]	Federal National Mortgage Assn.	3.940%	4/1/33	721	712
[1,2]	Federal National Mortgage Assn.	3.968%	5/1/33	139	138
[1,2]	Federal National Mortgage Assn.	3.968%	5/1/33	686	678
[1,2]	Federal National Mortgage Assn.	4.010%	4/1/33	230	229
[1,2]	Federal National Mortgage Assn.	4.052%	5/1/33	452	448
[1,2]	Federal National Mortgage Assn.	4.136%	5/1/33	1,066	1,055
[1,2]	Federal National Mortgage Assn.	4.200%	7/1/33	1,284	1,272
[1,2]	Federal National Mortgage Assn.	4.463%	12/1/32	142	142
[1,2]	Federal National Mortgage Assn.	4.850%	9/1/32	147	148
[1,2]	Federal National Mortgage Assn.	4.908%	9/1/32	70	70
[1,2]	Federal National Mortgage Assn.	5.218%	7/1/32	84	84
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	269	269
					18,837
Total U.S. Government and Agency Obligations (Cost $53,058)					52,630
Corporate Bonds (82.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (21.0%)
[2,3]	AESOP Funding II LLC	2.760%	4/20/08	300	299
[2,3]	ARG Funding Corp.	4.020%	4/20/09	620	611
[2,4]	American Express Credit Account Master Trust	5.800%	11/15/10	1,800	1,810
[2,4]	American Express Credit Account Master Trust	5.440%	3/15/12	370	372
[2,4]	American Express Credit Account Master Trust	5.380%	12/15/13	500	501
[2,4]	American Express Issuance Trust	5.380%	8/15/11	500	502
[2,3,4]	BMW Floorplan Master Owner Trust	5.350%	9/17/11	2,500	2,500
2	BMW Vehicle Owner Trust	2.670%	3/25/08	15	15
2	Banc of America Funding Corp.	5.647%	9/20/46	2,119	2,107
2	Banc of America Mortgage Securities	4.879%	9/25/32	60	59
2	Banc of America Mortgage Securities	4.183%	5/25/33	260	258
2	Banc of America Mortgage Securities	3.564%	2/25/34	305	296
2	Banc of America Securities Auto Trust	5.180%	6/18/10	1,000	1,002
[2,4]	Bank One Issuance Trust	5.380%	10/15/09	460	460
2	Bay View Auto Trust	3.860%	3/25/10	261	259
2	Bear Stearns Adjustable Rate Mortgage Trust	5.842%	10/25/36	1,920	1,926
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	260	253
2	CIT Equipment Collateral	4.420%	5/20/09	800	792
2	CNH Equipment Trust	5.200%	8/16/10	600	601
[2,4]	CNH Wholesale Master Note Trust	5.460%	6/15/11	550	551
[2,4]	CNH Wholesale Master Note Trust	5.410%	7/15/12	650	651
2	COMED Transitional Funding Trust	5.630%	6/25/09	22	22
2	Capital Auto Receivables Asset Trust	2.640%	11/17/08	500	494
2	Capital Auto Receivables Asset Trust	4.980%	5/15/11	450	448
[2,4]	Capital One Master Trust	5.860%	10/15/10	575	577
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	880	858
2	Capital One Prime Auto Receivables Trust	4.320%	8/15/09	451	448
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	900	898
2	CarMax Auto Owner Trust	4.130%	5/15/09	427	425
2	CarMax Auto Owner Trust	4.210%	1/15/10	350	347
[2,4]	Chase Credit Card Master Trust	5.460%	7/15/10	1,700	1,703
[2,4]	Chase Issuance Trust	5.390%	10/15/12	600	602
2	Chase Manhattan Auto Owner Trust	3.870%	6/15/09	662	656
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	1,400	1,403

2	Chase Manhattan Auto Owner Trust	3.980%	4/15/11	400	393
2	Citibank Credit Card Issuance Trust	4.850%	2/10/11	900	896
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	825	826
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	1,000	993
2	Citigroup Mortgage Loan Trust, Inc.	4.684%	3/25/34	259	256
2	Countrywide Home Loans	4.046%	5/25/33	248	244
2	Countrywide Home Loans	3.467%	11/19/33	460	450
2	DaimlerChrysler Auto Trust	2.980%	8/8/08	453	451
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	740	741
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	800	798
[2,4]	DaimlerChrysler Master Owner Trust	5.380%	11/15/11	500	501
[2,4]	Discover Card Master Trust I	5.380%	4/16/10	800	801
[2,4]	Discover Card Master Trust I	5.360%	9/16/10	1,000	1,001
2	Fifth Third Auto Trust	3.190%	2/20/08	2	2
2	First Horizon Mortgage Pass-Through Trust	5.715%	11/25/36	912	913
2	First Horizon Mortgage Pass-Through Trust	5.527%	1/25/37	2,100	2,099
2	First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust	6.136%	3/15/33	126	130

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	Fleet Home Equity Loan Trust	5.600%	1/20/33	253	254
2	Ford Credit Auto Owner Trust	2.930%	3/15/08	376	374
2	Ford Credit Auto Owner Trust	3.480%	11/15/08	544	540
2	Ford Credit Auto Owner Trust	4.170%	1/15/09	293	292
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	230	228
2	Ford Credit Auto Owner Trust	5.160%	11/15/10	500	501
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	450	437
[2,4]	GE Capital Credit Card Master Note Trust	5.400%	6/15/10	470	470
[2,4]	GE Capital Credit Card Master Note Trust	5.390%	9/15/10	1,000	1,001
[2,4]	GE Capital Credit Card Master Note Trust	5.390%	3/15/13	400	401
[2,4]	GMAC Mortgage Corp. Loan Trust	5.500%	10/25/34	420	420
[2,4]	Gracechurch Card Funding PLC	5.370%	11/16/09	600	600
[2,4]	Gracechurch Card Funding PLC	5.360%	9/15/10	800	801
[2,4]	Granite Mortgages PLC	5.465%	9/20/44	56	56
[2,4]	GreenPoint Home Equity Loan Trust	5.620%	4/15/29	82	82
2	Harley-Davidson Motorcycle Trust	2.630%	11/15/10	316	310
2	Harley-Davidson Motorcycle Trust	2.070%	2/15/11	425	412
2	Harley-Davidson Motorcycle Trust	5.240%	1/15/12	200	200
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	630	618
2	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	650	649
[2,3]	Hertz Vehicle Financing	2.380%	5/25/08	1,460	1,450
[2,4]	Holmes Financing PLC	5.454%	4/15/11	1,170	1,170
2	Honda Auto Receivables Owner Trust	3.870%	4/20/09	974	966
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	400	398
2	Honda Auto Receivables Owner Trust	4.850%	10/19/09	350	349
2	Hyundai Auto Receivables Trust	5.110%	4/15/11	1,000	999
2	Illinois Power Special Purpose Trust	5.540%	6/25/09	135	135
2	JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33	150	154
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	500	492
2	John Deere Owner Trust	3.980%	6/15/09	300	296
2	MBNA Credit Card Master Note Trust	4.200%	9/15/10	2,500	2,471
2	Master Adjustable Rate Mortgages Trust	3.812%	4/25/34	333	323
[2,4]	Mellon Bank Premium Finance Loan Master Trust	5.520%	6/15/09	680	680
2	Merrill Auto Trust Securitization	4.100%	8/25/09	800	794
2	Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/33	382	377
2	Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33	239	237
2	Merrill Lynch Mortgage Investors, Inc.	4.581%	2/25/34	190	188
2	Merrill Lynch Mortgage Investors, Inc.	5.501%	5/25/36	1,220	1,214
[2,4]	Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	5.620%	11/25/15	131	130
2	Morgan Stanley Mortgage Loan Trust	4.084%	2/25/34	365	357
2	Morgan Stanley Mortgage Loan Trust	5.436%	6/25/36	959	960
2	National City Auto Receivables Trust	2.110%	7/15/08	58	58
[2,4]	National City Credit Card Master Trust	5.400%	8/15/12	1,200	1,205
2	Nissan Auto Receivables Owner Trust	2.700%	12/17/07	32	32
2	Nissan Auto Receivables Owner Trust	3.990%	7/15/09	879	871
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	300	297
2	Nissan Auto Receivables Owner Trust	4.740%	9/15/09	700	696
2	Nissan Auto Receivables Owner Trust	5.160%	2/15/10	860	860
[2,4]	Nissan Auto Receivables Owner Trust	5.380%	7/15/10	700	701
2	Nissan Auto Receivables Owner Trust	5.450%	6/15/12	600	607
2	PECO Energy Transition Trust	6.050%	3/1/09	104	104
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	850	829

2	PG&E Energy Recovery Funding LLC	4.370%	6/25/14	1,000	974
2	PP&L Transition Bond Co. LLC	7.050%	6/25/09	60	61
[2,4]	Permanent Financing PLC	5.423%	3/10/09	350	350
[2,4]	Permanent Financing PLC	5.463%	6/10/11	488	488
2	Provident Funding Mortgage Loan Trust	4.047%	4/25/34	618	605
[2,4]	Rental Car Finance Corp.	5.550%	6/25/09	670	672
2	Residential Funding Mortgage Securities I	5.877%	8/25/36	1,582	1,573
2	Residential Funding Mortgage Securities I	5.992%	9/25/36	625	630
2	Salomon Brothers Mortgage Securities VII	4.117%	9/25/33	789	783
2	Sequoia Mortgage Trust	5.686%	9/20/46	2,094	2,094
2	Thornburg Mortgage Securities Trust	3.303%	3/25/44	362	356
2	USAA Auto Owner Trust	4.550%	2/16/10	1,100	1,092
2	USAA Auto Owner Trust	5.010%	9/15/10	900	898
2	USAA Auto Owner Trust	2.670%	10/15/10	450	445
2	USAA Auto Owner Trust	4.130%	11/15/11	500	493
[2,4]	Volkswagen Credit Auto Master Trust	5.370%	7/20/10	1,125	1,127
[2,4]	Wachovia Asset Securitization, Inc.	5.610%	6/25/33	118	118
2	Wachovia Auto Loan Owner Trust	5.100%	7/20/11	500	500

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Wachovia Auto Owner Trust	3.190%	6/20/08	329	328
2	Washington Mutual Mortgage Pass-Through Certificates	4.113%	1/25/33	203	203
2	Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/33	149	146
2	Washington Mutual Mortgage Pass-Through Certificates	4.049%	9/25/33	176	174
2	Wells Fargo Home Equity Trust	3.970%	5/25/34	775	763
2	Wells Fargo Mortgage Backed Securities Trust	5.672%	10/25/36	2,037	2,026
2	World Omni Auto Receivables Trust	4.400%	4/20/09	500	498
2	World Omni Auto Receivables Trust	5.010%	10/15/10	1,300	1,297
					83,941
Finance (36.9%)
	Banking (20.1%)
[3,4]	ANZ National Bank International Ltd.	5.444%	4/14/08	1,000	1,001
[3,4]	ANZ National Bank International Ltd.	5.415%	8/7/09	400	400
4	Allied Irish Banks	5.360%	8/3/07	1,319	1,318
	AmSouth Bank NA	6.125%	3/1/09	500	509
4	Associated Bank NA	5.491%	2/1/08	250	250
4	Associated Bank NA	5.490%	6/2/08	850	851
	Astoria Financial Corp.	5.750%	10/15/12	250	251
	BB&T Corp.	6.500%	8/1/11	1,375	1,446
[3,4]	BBVA US Senior S.A. Unipersonal	5.444%	4/17/09	2,500	2,501
	BT Preferred Capital Trust II	7.875%	2/25/27	100	104
[3,4]	BTMU Curacao Holdings NV	5.720%	12/19/16	835	832
3	Banco Mercantil del Norte	6.135%	10/13/16	450	449
3	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	800	801
[3,4]	Banco Santander Chile	5.703%	12/9/09	400	400
	Bank One Texas	6.250%	2/15/08	1,175	1,188
	Bank of America Corp.	5.375%	8/15/11	1,000	1,008
4	Bank of Ireland	5.415%	12/18/09	1,400	1,400
	Bank of New York Co., Inc.	3.900%	9/1/07	550	546
	Bank of New York Co., Inc.	5.050%	3/3/09	800	801
	Bank of New York Co., Inc.	5.410%	5/15/09	700	706
	Bank of New York Co., Inc.	7.300%	12/1/09	100	106
	Bank of New York Co., Inc.	4.950%	1/14/11	300	298
	Bank of New York Co., Inc.	3.400%	3/15/13	200	196
	Barclays Bank PLC	7.400%	12/15/09	150	159
4	Branch Banking & Trust Co.	5.419%	9/2/08	400	400
4	Canadian Imperial Bank of Commerce	5.420%	5/27/08	800	800
4	Charter One Bank N.A.	5.430%	4/24/09	630	630
4	Citigroup Global Markets	5.461%	3/17/09	1,300	1,301
4	Citigroup, Inc.	5.431%	11/1/07	760	761
4	Citigroup, Inc.	5.493%	6/9/09	1,735	1,739
	Colonial Bank NA	6.375%	12/1/15	100	103
3	Commonwealth Bank of Australia	6.024%	3/29/49	450	454
4	Credit Suisse First Boston USA, Inc.	5.470%	4/5/07	1,000	1,000
	Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	750	729
4	Credit Suisse First Boston USA, Inc.	5.574%	8/15/10	600	602
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	1,000	1,012
	Deutsche Bank Financial, Inc.	7.500%	4/25/09	445	468
[3,4]	Deutsche Bank Financial, Inc.	5.696%	4/30/09	270	270
3	Development Bank of Singapore Ltd.	7.875%	8/10/09	460	489
[3,4]	DnB NOR Bank ASA	5.443%	10/13/09	1,400	1,401
	Fifth Third Bank	3.375%	8/15/08	1,000	972
4	First Tennessee Bank	5.501%	12/17/09	500	500
	GreenPoint Financial Corp.	3.200%	6/6/08	850	825

4	HSBC Bank USA	5.490%	12/14/09	1,500	1,503
	Independence Community Bank	3.750%	4/1/14	315	302
	JPMorgan Chase & Co.	5.250%	5/30/07	800	800
	JPMorgan Chase & Co.	4.600%	1/17/11	1,600	1,566
	JPMorgan Chase & Co.	4.891%	9/1/15	560	550
4	KeyCorp	5.450%	5/26/09	430	430
	KeyCorp	4.700%	5/21/09	300	297
3	Lloyds TSB Group PLC	6.267%	11/14/49	475	476
3	M & T Bank Corp.	3.850%	4/1/13	400	392
4	MBNA Corp.	5.798%	5/5/08	2,600	2,615
4	Manufacturers & Traders Trust Co.	5.330%	3/30/07	400	400
	Mellon Capital I	7.720%	12/1/26	200	207
	Mellon Funding Corp.	6.700%	3/1/08	650	660
	Mellon Funding Corp.	3.250%	4/1/09	1,150	1,105
	National Australia Bank	6.600%	12/10/07	200	202
	National City Bank	3.300%	5/15/07	1,000	993

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National City Bank of Indiana	4.875%	7/20/07	150	150
	National Westminster Bank PLC	7.750%	4/29/49	825	839
3	Nationwide Building Society	2.625%	1/30/07	1,450	1,447
	North Fork Bancorp., Inc.	5.000%	8/15/12	350	350
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	137
3	PNC Financial Services	8.875%	3/15/27	250	262
	PNC Financial Services	8.875%	3/15/27	325	341
	PNC Funding Corp.	6.500%	5/1/08	205	208
	PNC Funding Corp.	5.125%	12/14/10	660	659
3	PNC Institutional Capital Trust	8.315%	5/15/27	250	262
4	Regions Financial Corp.	5.455%	8/8/08	2,000	2,001
	Regions Financial Corp.	6.375%	5/15/12	375	394
	Republic New York Corp.	5.875%	10/15/08	210	212
4	Royal Bank of Canada	5.335%	3/20/08	600	600
[3,4]	Royal Bank of Scotland Group PLC	5.424%	7/21/08	2,300	2,300
[3,4]	Santander U.S. Debt, S.A. Unipersonal	5.426%	11/20/09	2,700	2,700
	Sanwa Bank Ltd.	7.400%	6/15/11	250	270
3	Scotland International Finance	7.700%	8/15/10	900	974
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	335
4	Southtrust Bank NA	5.420%	6/14/07	900	900
3	Sovereign Bancorp, Inc.	4.800%	9/1/10	170	166
	Sovereign Bank	4.000%	2/1/08	100	99
	Sovereign Bank	4.375%	8/1/13	45	44
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	160	178
4	SunTrust Banks, Inc.	5.490%	6/2/09	1,350	1,353
	Svenska Handelsbanken NY	8.125%	8/15/07	693	705
	Toronto Dominion Bank NY	6.150%	10/15/08	100	101
	US Bancorp	5.100%	7/15/07	500	500
	US Bank NA	3.700%	8/1/07	160	159
	US Bank NA	4.125%	3/17/08	1,000	988
	US Bank NA	5.700%	12/15/08	500	505
	USB Capital IX	6.189%	4/15/49	980	1,001
3	USB Realty Corp.	6.091%	12/15/49	270	269
[3,4]	Unicredit Luxembourg Finance	5.716%	1/13/17	1,175	1,176
	Wachovia Capital Trust III	5.800%	3/15/42	375	378
4	Wachovia Corp.	5.454%	7/20/07	625	625
4	Wachovia Corp.	5.426%	10/28/08	2,100	2,102
	Wachovia Corp.	6.000%	10/30/08	225	228
	Wachovia Corp.	6.375%	2/1/09	200	205
	Wachovia Corp.	6.150%	3/15/09	350	358
	Washington Mutual, Inc.	5.625%	1/15/07	269	269
	Washington Mutual, Inc.	4.375%	1/15/08	1,080	1,070
	Wells Fargo & Co.	3.750%	10/15/07	1,100	1,087
	Wells Fargo & Co.	5.250%	12/1/07	165	164
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,485
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,461
[3,4]	Westpac Banking	5.430%	5/25/07	1,240	1,240
4	World Savings Bank, FSB	5.429%	6/1/07	1,360	1,360
4	Zions Bancorp.	5.494%	4/15/08	1,400	1,400

	Brokerage (4.3%)
	Bear Stearns Co., Inc.	4.000%	1/31/08	275	271
4	Bear Stearns Co., Inc.	5.505%	2/8/08	500	501

4	Bear Stearns Co., Inc.	5.465%	8/21/09	2,010	2,011
	Bear Stearns Co., Inc.	4.500%	10/28/10	387	378
4	Bear Stearns Co., Inc.	5.606%	1/31/11	110	110
	Franklin Resources Inc.	3.700%	4/15/08	375	368
4	Goldman Sachs Group, Inc.	5.495%	10/5/07	250	250
4	Goldman Sachs Group, Inc.	5.704%	7/23/09	160	161
4	Goldman Sachs Group, Inc.	5.446%	12/23/09	250	250
4	Goldman Sachs Group, Inc.	5.570%	3/2/10	1,200	1,203
4	Goldman Sachs Group, Inc.	5.663%	6/28/10	2,045	2,056
	LaBranche & Co.	9.500%	5/15/09	325	342
4	Lehman Brothers Holdings, Inc.	5.464%	10/22/08	500	500
4	Lehman Brothers Holdings, Inc.	5.475%	8/21/09	550	550
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	880	861
	Lehman Brothers Holdings, Inc.	5.750%	7/18/11	1,600	1,634
4	Lehman Brothers Holdings, Inc.	6.155%	8/19/65	210	212
4	Merrill Lynch & Co., Inc.	5.588%	2/5/10	1,385	1,390
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,000	974

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	870	860
4	Morgan Stanley Dean Witter	5.654%	1/15/10	1,300	1,307
	Morgan Stanley Dean Witter	6.750%	4/15/11	1,074	1,136

	Finance Companies (5.0%)
4	American Express Centurion Bank	5.510%	11/16/09	225	226
	American Express Credit Corp.	3.000%	5/16/08	390	379
4	American Express Credit Corp.	5.410%	5/19/09	575	575
4	American Express Credit Corp.	5.500%	10/4/10	400	400
3	American Express Travel	5.250%	11/21/11	400	400
4	American General Finance Corp.	5.485%	8/16/07	600	600
	American General Finance Corp.	2.750%	6/15/08	135	130
	American General Finance Corp.	4.625%	5/15/09	565	557
	American General Finance Corp.	5.375%	9/1/09	435	436
	American General Finance Corp.	3.875%	10/1/09	1,000	966
	American General Finance Corp.	4.875%	5/15/10	200	198
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,232
	Capital One Bank	5.000%	6/15/09	550	547
	Capital One Bank	6.500%	6/13/13	125	132
	Capital One Financial	4.800%	2/21/12	100	97
	Countrywide Home Loan	5.500%	2/1/07	600	600
	Countrywide Home Loan	3.250%	5/21/08	100	97
4	General Electric Capital Corp.	5.410%	3/4/08	500	500
4	General Electric Capital Corp.	5.476%	7/28/08	850	851
	General Electric Capital Corp.	4.125%	9/1/09	600	585
4	General Electric Capital Corp.	5.434%	5/10/10	1,600	1,600
	General Electric Capital Corp.	4.375%	11/21/11	400	386
	General Electric Capital Corp.	5.875%	2/15/12	200	206
	General Electric Capital Corp.	4.375%	3/3/12	400	385
	HSBC Finance Corp.	4.125%	11/16/09	500	487
	HSBC Finance Corp.	4.625%	9/15/10	1,170	1,149
	HSBC Finance Corp.	5.250%	1/14/11	575	575
	International Lease Finance Corp.	6.375%	3/15/09	220	225
	International Lease Finance Corp.	4.750%	7/1/09	155	153
	International Lease Finance Corp.	5.450%	3/24/11	500	503
4	Residential Capital Corp.	6.675%	11/21/08	300	304
[3,4]	Residential Capital Corp.	7.204%	4/17/09	850	852
	Residential Capital Corp.	6.375%	6/30/10	1,000	1,013
	Residential Capital Corp.	6.500%	4/17/13	240	244
	SLM Corp.	4.500%	7/26/10	1,900	1,846
	iStar Financial Inc.	4.875%	1/15/09	770	762

	Insurance (5.9%)
3	AIG SunAmerica Global Financing IX	5.100%	1/17/07	1,000	1,000
3	ASIF Global Finance XXVI	2.500%	1/30/07	575	574
4	Berkshire Hathaway Finance Corp.	5.420%	1/11/08	400	400
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	500	485
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	200	194
	CIGNA Corp.	7.400%	5/15/07	925	931
	Chubb Corp.	5.472%	8/16/08	2,100	2,106
	Hartford Financial Services Group, Inc.	4.700%	9/1/07	150	149
	Hartford Financial Services Group, Inc.	5.550%	8/16/08	400	402
3	ING Security Life Institutional Funding	4.250%	1/15/10	200	195

3	Jackson National Life Insurance Co.	5.250%	3/15/07	300	300
3	Jackson National Life Insurance Co.	3.500%	1/22/09	300	290
3	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,082
	Lincoln National Corp.	5.250%	6/15/07	225	225
3	MassMutual Global Funding II	3.250%	6/15/07	700	694
[3,4]	MetLife Global Funding I	5.535%	5/18/10	1,100	1,104
3	Monumental Global Funding II	3.450%	11/30/07	200	196
[3,4]	Monumental Global Funding II	5.430%	1/9/09	1,250	1,250
3	Monumental Global Funding II	4.375%	7/30/09	400	392
3	Nationwide Life Global Funding	5.350%	2/15/07	1,210	1,210
3	New York Life Global Funding	3.875%	1/15/09	600	583
3	Oil Insurance Ltd.	7.558%	6/30/49	300	312
3	PRICOA Global Funding I	3.900%	12/15/08	1,050	1,023
3	PRICOA Global Funding I	4.200%	1/15/10	250	243
[3,4]	Premium Asset Trust	5.524%	7/15/08	1,100	1,101
3	Principal Life Global	3.625%	4/30/08	550	538
	Principal Life Income Funding	5.125%	3/1/11	400	398

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Safeco Corp.	4.200%	2/1/08	950	938
3	TIAA Global Markets	5.000%	3/1/07	750	749
3	TIAA Global Markets	4.125%	11/15/07	1,250	1,238
	Travelers Property Casualty Corp.	3.750%	3/15/08	770	755
	UnitedHealth Group, Inc.	3.375%	8/15/07	225	222
	UnitedHealth Group, Inc.	3.300%	1/30/08	625	612
4	UnitedHealth Group, Inc.	5.450%	3/2/09	425	424
	WellPoint Inc.	3.750%	12/14/07	790	778
	Willis North America Inc.	5.125%	7/15/10	350	340
3	Xlliac Global Funding	4.800%	8/10/10	330	324

	Real Estate Investment Trusts (1.5%)
	Archstone-Smith Operating Trust	5.250%	12/1/10	290	288
	Arden Realty LP	5.200%	9/1/11	180	179
	AvalonBay Communities, Inc.	5.000%	8/1/07	100	100
	AvalonBay Communities, Inc.	8.250%	7/15/08	225	234
4	Brandywine Operating Partnership	5.822%	4/1/09	400	400
	Brandywine Operating Partnership	5.750%	4/1/12	170	172
	Developers Diversified Realty Corp.	5.250%	4/15/11	170	168
	Developers Diversified Realty Corp.	5.375%	10/15/12	300	297
	Health Care Property Investors, Inc.	6.450%	6/25/12	300	308
	Health Care REIT, Inc.	7.500%	8/15/07	31	31
	Health Care REIT, Inc.	8.000%	9/12/12	250	276
	Liberty Property LP	6.375%	8/15/12	200	207
	ProLogis	5.250%	11/15/10	514	510
	ProLogis	5.500%	4/1/12	390	390
	Regency Centers LP	7.950%	1/15/11	100	109
	Simon Property Group Inc.	6.375%	11/15/07	323	325
	Simon Property Group Inc.	4.875%	3/18/10	900	889
	Simon Property Group Inc.	4.875%	8/15/10	350	345
	United Dominion Realty Trust	6.500%	6/15/09	150	153
3	Westfield Capital Corp.	4.375%	11/15/10	450	433

	Other (0.1%)
3	Citadel Finance	6.250%	12/15/11	425	419
					148,005
Industrial (20.0%)
	Basic Industry (0.3%)
	International Paper Co.	7.625%	1/15/07	250	250
	Lubrizol Corp.	5.875%	12/1/08	250	252
	Praxair, Inc.	4.750%	7/15/07	130	130
	Weyerhaeuser Co.	6.750%	3/15/12	221	232
[3,4]	Xstrata Finance Dubay Ltd.	5.724%	2/13/07	250	250

	Capital Goods (3.3%)
	3M Co.	5.125%	11/6/09	300	301
4	Avery Dennison Corp.	5.604%	8/10/07	525	525
3	BAE Systems Holdings Inc.	4.750%	8/15/10	600	586
	Boeing Capital Corp.	5.750%	2/15/07	575	575
	Boeing Capital Corp.	6.100%	3/1/11	450	465
	Carlisle Cos., Inc.	7.250%	1/15/07	400	400
	Caterpillar Financial Services Corp.	2.700%	7/15/08	150	144
	Caterpillar Financial Services Corp.	4.500%	9/1/08	1,300	1,284

4	Caterpillar Financial Services Corp.	5.423%	3/10/09	800	800
4	Caterpillar Financial Services Corp.	5.426%	8/11/09	900	900
4	Honeywell International, Inc.	5.420%	3/13/09	500	500
	Honeywell International, Inc.	6.125%	11/1/11	55	57
	John Deere Capital Corp.	3.900%	1/15/08	1,075	1,059
	John Deere Capital Corp.	4.875%	3/16/09	395	392
	John Deere Capital Corp.	4.625%	4/15/09	700	691
	Lafarge SA	6.150%	7/15/11	50	51
[3,4]	Masco Corp.	5.603%	3/9/07	800	800
	Masco Corp.	4.625%	8/15/07	160	159
	Mohawk Industries Inc.	6.500%	4/15/07	350	351
3	Oakmont Asset Trust	4.514%	12/22/08	410	401
	Raytheon Co.	6.750%	8/15/07	191	192
	Raytheon Co.	8.300%	3/1/10	100	108
4	Textron Financial Corp.	5.600%	8/28/07	695	696
	Textron Financial Corp.	4.125%	3/3/08	300	296
4	Textron Financial Corp.	5.472%	1/12/09	830	830

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Textron Financial Corp.	4.600%	5/3/10	270	264
	Tyco International Group SA	6.375%	10/15/11	235	245

	Communication (4.5%)
	AT&T Inc.	4.125%	9/15/09	970	943
[3,4]	America Movil SA de C.V.	5.466%	6/27/08	450	450
	America Movil SA de C.V.	4.125%	3/1/09	375	366
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	118
	British Sky Broadcasting Corp.	8.200%	7/15/09	870	926
	British Telecommunications PLC	8.625%	12/15/10	530	592
	CBS Corp.	5.625%	5/1/07	250	250
	Clear Channel Communications, Inc.	3.125%	2/1/07	200	200
	Clear Channel Communications, Inc.	4.625%	1/15/08	1,005	995
	Comcast Cable Communications, Inc.	8.375%	5/1/07	300	303
	Comcast Cable Communications, Inc.	6.750%	1/30/11	400	419
	Comcast Corp.	5.850%	1/15/10	720	730
	Cox Communications, Inc.	3.875%	10/1/08	125	122
	Cox Communications, Inc.	7.875%	8/15/09	563	596
	Cox Communications, Inc.	4.625%	1/15/10	600	588
	Deutsche Telekom International Finance	3.875%	7/22/08	476	466
	Deutsche Telekom International Finance	8.000%	6/15/10	225	244
	Gannett Co., Inc.	4.125%	6/15/08	755	741
4	Gannett Co., Inc.	5.570%	5/26/09	500	499
2	NYNEX Corp.	9.550%	5/1/10	196	208
	New Cingular Wireless Services	7.500%	5/1/07	475	478
	News America Inc.	6.625%	1/9/08	380	384
	Sprint Capital Corp.	6.125%	11/15/08	500	507
	Sprint Capital Corp.	7.625%	1/30/11	420	450
	Telecom Italia Capital	4.000%	1/15/10	1,000	958
	Telecom Italia Capital	4.875%	10/1/10	300	292
	Telefonica Emisiones SAU	5.984%	6/20/11	1,200	1,223
	Telefonos de Mexico SA	4.500%	11/19/08	1,995	1,965
	Telus Corp.	7.500%	6/1/07	380	383
	Univision Communications, Inc.	3.500%	10/15/07	500	492
	Univision Communications, Inc.	3.875%	10/15/08	270	259
	Verizon Global Funding Corp.	7.250%	12/1/10	740	790
4	Vodafone Group PLC	5.454%	12/28/07	300	300

	Consumer Cyclical (4.3%)
[3,4]	American Honda Finance	5.413%	3/9/09	1,130	1,130
[3,4]	American Honda Finance	5.436%	5/12/09	600	600
3	American Honda Finance	5.125%	12/15/10	450	446
	CVS Corp.	4.000%	9/15/09	225	218
[2,3]	CVS Corp.	6.117%	1/10/13	588	597
	Carnival Corp.	3.750%	11/15/07	400	394
	Centex Corp.	7.875%	2/1/11	120	129
4	DaimlerChrysler North America Holding Corp.	5.901%	10/31/08	1,100	1,104
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	600	587
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	250	260
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	250	244
	Federated Department Stores, Inc.	6.300%	4/1/09	310	316
	Federated Department Stores, Inc.	6.625%	4/1/11	385	398
	GSC Holdings Corp.	8.000%	10/1/12	275	287

3	Harley-Davidson Inc.	5.000%	12/15/10	200	199
	International Speedway Corp.	4.200%	4/15/09	580	564
	J.C. Penney Co., Inc.	8.000%	3/1/10	100	107
	J.C. Penney Co., Inc.	9.000%	8/1/12	585	671
4	Johnson Controls, Inc.	5.604%	1/17/08	525	525
	K. Hovnanian Enterprises	6.250%	1/15/16	160	150
	KB Home	7.250%	6/15/18	200	197
	MGM Mirage, Inc.	6.750%	4/1/13	100	99
	May Department Stores Co.	5.950%	11/1/08	460	464
	May Department Stores Co.	4.800%	7/15/09	460	453
3	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	661
3	Nissan Motor Acceptance Corp.	5.625%	3/14/11	500	500
4	Paccar Financial Corp.	5.456%	1/24/07	1,380	1,380
[3,4]	Realogy Corp.	6.074%	10/20/09	340	340
	Royal Caribbean Cruises	7.000%	6/15/13	250	256
	Target Corp.	3.375%	3/1/08	120	117
	Time Warner, Inc.	6.150%	5/1/07	500	501

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Time Warner, Inc.	5.606%	11/13/09	500	500
2	Toyota Motor Credit Corp.	2.750%	8/6/09	147	143
4	Viacom Inc.	5.711%	6/16/09	800	800
	Wal-Mart Stores, Inc.	4.000%	1/15/10	400	388
3	Western Union Co.	5.400%	11/17/11	500	493
	Yum! Brands, Inc.	7.650%	5/15/08	735	755
	Yum! Brands, Inc.	8.875%	4/15/11	200	223

	Consumer Noncyclical (3.7%)
	Altria Group, Inc.	5.625%	11/4/08	250	251
	AmerisourceBergen Corp.	5.625%	9/15/12	200	197
	Amgen Inc.	4.000%	11/18/09	750	728
	Baxter Finco, BV	4.750%	10/15/10	440	433
	Becton, Dickinson & Co.	7.150%	10/1/09	100	105
	Bristol-Myers Squibb Co.	5.250%	8/15/13	130	130
	Brown-Forman Corp.	3.000%	3/15/08	300	292
3	Cadbury Schweppes US Finance	3.875%	10/1/08	1,130	1,101
	Campbell Soup Co.	5.500%	3/15/07	680	680
	Campbell Soup Co.	5.875%	10/1/08	500	505
[3,4]	Cardinal Health, Inc.	5.640%	10/2/09	425	426
4	Clorox Co.	5.485%	12/14/07	850	851
	Constellation Brands Inc.	7.250%	9/1/16	50	52
	Corn Products International Inc.	8.250%	7/15/07	300	304
4	Diageo Capital PLC	5.464%	4/20/07	700	700
	Diageo Capital PLC	3.375%	3/20/08	235	230
	Fortune Brands Inc.	5.125%	1/15/11	250	246
	General Mills, Inc.	5.125%	2/15/07	1,525	1,524
	H.J. Heinz Co.	6.000%	3/15/08	225	226
	Hershey Foods Corp.	5.300%	9/1/11	125	125
	Hormel Foods Corp.	6.625%	6/1/11	100	105
	Hospira, Inc.	4.950%	6/15/09	460	452
	Kraft Foods, Inc.	5.250%	6/1/07	500	499
	Kraft Foods, Inc.	4.125%	11/12/09	700	679
	Kroger Co.	6.375%	3/1/08	155	157
	Kroger Co.	7.450%	3/1/08	120	123
	Medtronic Inc.	4.375%	9/15/10	400	389
	Molson Coors Capital Finance	4.850%	9/22/10	150	147
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	600	605
	PepsiAmericas Inc.	6.375%	5/1/09	220	225
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	197
	Reynolds American Inc.	7.625%	6/1/16	75	80
[3,4]	SABMiller PLC	5.672%	7/1/09	325	326
3	SABMiller PLC	6.200%	7/1/11	625	640
4	Safeway, Inc.	5.716%	3/27/09	400	400
	Safeway, Inc.	7.500%	9/15/09	700	735
	Wyeth	6.950%	3/15/11	150	159

	Energy (0.7%)
	Anadarko Finance Co.	6.750%	5/1/11	140	147
4	Anadarko Petroleum Corp.	5.760%	9/15/09	540	542
	Chesapeake Energy Corp.	7.625%	7/15/13	75	79
	Devon Financing Corp.	6.875%	9/30/11	205	217
[2,3]	PF Export Receivables Master Trust	3.748%	6/1/13	228	215

[2,3]	PF Export Receivables Master Trust	6.436%	6/1/15	391	387
	Phillips Petroleum Co.	8.750%	5/25/10	500	553
[2,3]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	479	463
[2,3]	Ras Laffan Liquified Natural Gas Co. Ltd. II	5.298%	9/30/20	300	289

	Technology (0.6%)
	Affiliated Computer Services	4.700%	6/1/10	270	258
4	Cisco Systems Inc.	5.451%	2/20/09	300	300
	Hewlett-Packard Co.	3.625%	3/15/08	250	245
	International Business Machines Corp.	4.250%	9/15/09	1,175	1,149
	Oracle Corp.	5.000%	1/15/11	600	594

	Transportation (2.1%)
4	American Airlines, Inc.	5.986%	9/23/07	396	397
2	American Airlines, Inc.	3.857%	7/9/10	221	214
	Burlington Northern Santa Fe Corp.	7.875%	4/15/07	360	362
	CSX Corp.	7.450%	5/1/07	145	146

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CSX Corp.	4.875%	11/1/09	125	123
	CSX Corp.	6.750%	3/15/11	400	420
	Canadian National Railway Co.	6.375%	10/15/11	170	177
2	Continental Airlines, Inc.	9.798%	4/1/21	191	210
3	ERAC USA Finance Co.	7.350%	6/15/08	245	251
[3,4]	ERAC USA Finance Co.	5.626%	4/30/09	200	200
[3,4]	ERAC USA Finance Co.	5.620%	8/28/09	500	500
3	ERAC USA Finance Co.	7.950%	12/15/09	235	250
3	ERAC USA Finance Co.	8.000%	1/15/11	200	217
	FedEx Corp.	2.650%	4/1/07	750	745
	FedEx Corp.	3.500%	4/1/09	500	482
	FedEx Corp.	5.500%	8/15/09	400	402
	Greenbrier Co. Inc.	8.375%	5/15/15	125	127
4	JetBlue Airways Corp.	5.735%	12/15/13	465	467
4	JetBlue Airways Corp.	5.780%	3/15/14	700	705
4	JetBlue Airways Corp.	5.824%	11/15/16	440	442
	Norfolk Southern Corp.	7.350%	5/15/07	27	27
	Norfolk Southern Corp.	5.257%	9/17/14	135	133
	TFM SA de CV	9.375%	5/1/12	170	181
	Union Pacific Corp.	5.750%	10/15/07	700	701
	Union Pacific Corp.	7.250%	11/1/08	250	258
	Union Pacific Corp.	3.875%	2/15/09	100	97

	Other (0.5%)
	Briggs & Stratton Corp.	8.875%	3/15/11	430	466
	Cintas Corp.	5.125%	6/1/07	600	599
[2,3]	Parker Retirement Savings Plan Trust	6.340%	7/15/08	78	78
	Steelcase Inc.	6.500%	8/15/11	150	153
3	Targeted Return Index Securities Trust	5.940%	1/15/07	126	126
3	Traded Custody Receipt	5.668%	3/1/07	400	400
					80,137
Utilities (4.8%)
	Electric (3.9%)
3	AES Panama SA	6.350%	12/21/16	200	196
4	Alabama Power Co.	5.560%	8/25/09	590	591
4	Appalachian Power Co.	5.694%	6/29/07	225	225
	Avista Corp.	9.750%	6/1/08	425	447
	CMS Energy Corp.	6.875%	12/15/15	1,000	1,033
	Carolina Power & Light Co.	6.650%	4/1/08	600	608
	Consolidated Edison Co. of New York	8.125%	5/1/10	130	141
4	Dominion Resources, Inc.	5.663%	9/28/07	1,075	1,075
	Dominion Resources, Inc.	6.300%	9/30/66	500	502
	Entergy Gulf States, Inc.	3.600%	6/1/08	1,310	1,277
	FPL Group Capital, Inc.	5.625%	9/1/11	650	658
	FPL Group Capital, Inc.	6.350%	10/1/66	75	76
	FirstEnergy Corp.	6.450%	11/15/11	230	241
[2,3]	GWF Energy LLC	6.131%	12/30/11	265	268
	Georgia Power Co.	4.875%	7/15/07	1,425	1,421
	Northeast Utilities	7.250%	4/1/12	345	369
	Northern States Power Co.	4.750%	8/1/10	300	295
	Ohio Power Co.	5.300%	11/1/10	370	369
	PPL Capital Funding, Inc.	8.375%	6/15/07	125	127
	PPL Capital Funding, Inc.	4.330%	3/1/09	800	784

	PPL Electric Utilities Corp.	6.250%	8/15/09	430	440
5	Pacific Gas & Electric Co.	3.600%	3/1/09	1,000	966
	Pepco Holdings, Inc.	5.500%	8/15/07	340	340
4	Pepco Holdings, Inc.	5.994%	6/1/10	250	250
	Public Service Co. of Colorado	4.375%	10/1/08	330	325
	Public Service Co. of New Mexico	4.400%	9/15/08	150	148
	Public Service Electric & Gas	4.000%	11/1/08	850	830
	Puget Sound Energy Inc.	3.363%	6/1/08	390	379
3	SP PowerAssets Ltd.	3.800%	10/22/08	500	487
4	Southern California Edison Co.	5.471%	2/2/09	150	150
	Southern California Edison Co.	7.625%	1/15/10	50	53
	Texas – New Mexico Power Co.	6.125%	6/1/08	375	375
	Virginia Electric & Power Co.	4.500%	12/15/10	312	302

	Natural Gas (0.9%)
	AGL Capital Corp.	7.125%	1/14/11	100	106
	CenterPoint Energy	6.500%	2/1/08	490	493

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Energen Corp.	5.724%	11/15/07	800	801
	Enterprise Products Operating LP	4.000%	10/15/07	115	114
	Enterprise Products Operating LP	8.375%	8/1/66	450	488
3	Gaz Capital SA	6.212%	11/22/16	300	302
	ONEOK Partners, LP	5.900%	4/1/12	200	202
	Panhandle Eastern Pipeline	2.750%	3/15/07	180	179
	Plains All American Pipeline LP	4.750%	8/15/09	550	540
	Southern Union Co.	7.200%	11/1/66	125	123
* [3]	Yosemite Security Trust	8.250%	11/15/04	370	280
					19,376
Total Corporate Bonds (Cost $332,287)					331,459
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	350	352
	China Development Bank	8.250%	5/15/09	400	427
4	Corp. Andina de Fomento	5.730%	1/26/07	300	300
3	Export-Import Bank of Korea	4.125%	2/10/09	450	439
	Korea Development Bank	4.750%	7/20/09	1,175	1,161
2	Pemex Finance Ltd.	8.020%	5/15/07	23	23
[2,3]	Petroleum Export/Cayman	4.623%	6/15/10	544	536
[2,3]	Petroleum Export/Cayman	5.265%	6/15/11	471	458
3	Petronas Capital Ltd.	7.000%	5/22/12	100	107
[2,3]	Qatar Petroleum	5.579%	5/30/11	500	502
Total Sovereign Bonds (Cost $5,121)					4,305
Taxable Municipal Bonds (0.0%)
3	Texas Municipal Gas Corp. (Cost $40)	2.600%	7/1/07	40	40
				Shares
Preferred Stocks (0.7%)
4	Goldman Sachs Group, Inc.	6.116%		46,000	1,207
	Bank Of America Corp	5.718%		33,500	853
	Santander Financial	6.800%		9,200	228
4	SunTrust Banks, Inc.	5.920%		8,500	221
	Zions Bancorp.	5.830%		6,675	166
	Public Storage, Inc.	6.750%		5,000	126
	Axis Capital Holdings	7.500%		750	80
Total Preferred Stocks (Cost $2,698)					2,881
Temporary Cash Investment (1.4%)
6	Vanguard Market Liquidity Fund, 5.294% (Cost $5,362)			5,361,657	5,362
Total Investments (99.0%) (Cost $398,566)					396,677
Other Assets and Liabilities (1.0%)
Other Assets—Note B					4,927
Liabilities					(849)
					4,078
Net Assets (100%)
Applicable to 37,711,457 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)					400,755
Net Asset Value Per Share					$10.63

14

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2006, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	388,291	$10.30
Undistributed Net Investment Income	17,024.45
Accumulated Net Realized Losses	(2,400)	(.06)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,889)	(.05)
Futures Contracts	(300)	(.01)
Swap Contracts	29	—
Net Assets	400,755	$10.63

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $59,918,000, representing 15.0% of net assets.

4 Adjustable-rate security.

5 Securities with a value of $966,000 have been segregated as initial margin for open futures contracts.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

15

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations
Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends	62
Interest[1]	18,081
Total Income	18,143
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative	388
Marketing and Distribution	88
Custodian Fees	11
Auditing Fees	28
Shareholders’ Reports	14
Total Expenses	561
Net Investment Income	17,582
Realized Net Gain (Loss)
Investment Securities Sold	(725)
Futures Contracts	233
Swap Contracts	(250)
Realized Net Gain (Loss)	(742)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,925
Futures Contracts	(350)
Swap Contracts	342
Change in Unrealized Appreciation (Depreciation)	1,917
Net Increase (Decrease) in Net Assets Resulting from Operations	18,757

Statement of Changes in Net Assets
	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,582	13,916
Realized Net Gain (Loss)	(742)	(1,309)
Change in Unrealized Appreciation (Depreciation)	1,917	(3,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,757	8,945
Distributions
Net Investment Income	(13,734)	(12,864)
Realized Capital Gain	—	—
Total Distributions	(13,734)	(12,864)
Capital Share Transactions—Note E
Issued	85,097	83,150
Issued in Lieu of Cash Distributions	13,734	12,864
Redeemed	(76,082)	(113,294)
Net Increase (Decrease) from Capital Share Transactions	22,749	(17,280)
Total Increase (Decrease)	27,772	(21,199)
Net Assets
Beginning of Period	372,983	394,182
End of Period[2]	400,755	372,983

1 Interest income from an affiliated company of the fund was $496,000.

2 Net Assets—End of Period includes undistributed net investment income of $17,024,000 and $13,449,000.

16

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.52	$10.62	$10.74	$10.71	$10.40
Investment Operations
Net Investment Income	.47	.38	.33	.31	.32
Net Realized and Unrealized
Gain (Loss) on Investments	.03	(.14)	(.11)	.06	.31
Total from Investment Operations	.50	.24	.22	.37	.63
Distributions
Dividends from Net Investment Income	(.39)	(.34)	(.34)	(.34)	(.32)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.39)	(.34)	(.34)	(.34)	(.32)
Net Asset Value, End of Period	$10.63	$10.52	$10.62	$10.74	$10.71

Total Return	4.92%	2.34%	2.07%	3.55%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$401	$373	$394	$390	$298
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	4.55%	3.58%	3.16%	3.49%	4.65%
Portfolio Turnover Rate	48%	35%	49%	59%	78%

See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

18

Vanguard Short-Term Investment-Grade Portfolio

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps), periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $273,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2006, the portfolio had $17,762,000 of ordinary income available for distribution. The portfolio had available realized losses of $2,844,000 to offset future net capital gains of $324,000 through December 31, 2010, $263,000 through December 31, 2012, $1,285,000 through December 31, 2013, $472,000 through December 31, 2014, and $500,000 through December 31, 2015.

At December 31, 2006, the cost of investment securities for tax purposes was $398,566,000. Net unrealized depreciation of investment securities for tax purposes was $1,889,000, consisting of unrealized gains of $1,443,000 on securities that had risen in value since their purchase and $3,332,000 in unrealized losses on securities that had fallen in value since their purchase.

19

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
2-Year Treasury Note	289	58,965	(180)
5-Year Treasury Note	80	8,405	(99)
10-Year Treasury Note	12	1,290	(21)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2006, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Coca-Cola Co.	1/2/07	DBS	1,125	0.18%	—
Fifth Third Bank	4/2/07	DBS	883	0.45%	1
Procter & Gamble	9/20/08	DBS	2,500	0.12%	4
UPS	3/20/08	WB	2,040	0.07%	1
					6

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
1/26/07	DBS	300	2.607%	(5.380%)[2]	(1)
2/1/07	DBS	600	(3.960%)	5.371%[2]	1
3/9/07	JPM	800	3.108%	(5.353%)[2]	(3)
3/12/07	DBS	350	2.698%	(5.353%)[2]	(2)
4/2/07	DBS	883	3.085%	(5.370%)[2]	(5)
4/5/07	LEH	1,000	2.708%	(5.370%)[2]	(7)
5/25/07	ABN	1,240	3.193%	(5.370%)[2]	(10)
6/14/07	DBS	900	3.220%	(5.360%)[2]	(9)
11/1/07	ABN	760	3.163%	(5.371%)[2]	(13)
12/28/07	LEH	300	4.897%	(5.367%)[2]	(1)
1/15/08	LEH	1,300	3.345%	(5.374%)[2]	(26)
9/19/08	LEH	2,700	4.743%	(5.365%)[2]	(21)
3/10/09	LEH	800	5.628%	(5.353%)[2]	8
4/17/09	LEH	2,500	5.637%	(5.374%)[2]	26
5/18/09	LEH	1,000	5.601%	(5.375%)[2]	10
6/2/09	DBS	1,350	3.765%	(5.370%)[2]	(41)
6/9/09	LEH	1,735	5.636%	(5.353%)[2]	20
8/11/09	BS	900	5.062%	(5.364%)[2]	(1)
8/21/09	LEH	2,010	5.274%	(5.364%)[2]	7
9/17/09	BS	1,593	5.183%	(5.350%)[3]	2
10/13/09	LEH	1,400	5.052%	(5.364%)[2]	(2)
11/16/09	BS	225	5.413%	(5.350%)[3]	2
11/20/09	LEH	2,700	4.979%	(5.350%)[3]	(9)
12/9/09	LEH	400	5.414%	(5.353%)[2]	3
12/14/09	LEH	1,500	5.414%	(5.360%)[2]	12

20

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps (continued)
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
12/17/09	LEH	500	5.413%	(5.361%)[2]	4
12/23/09	LEH	250	5.045%	(5.364%)[2]	—
2/15/10	WB	4,000	5.468%	(5.350%)[3]	40
5/10/10	LEH	1,600	5.239%	(5.374%)[2]	7
6/28/10	LEH	1,375	5.413%	(5.364%)[2]	14
7/10/10	BS	900	5.195%	(5.350%)[3]	3
8/15/10	LEH	600	5.418%	(5.374%)[2]	6
11/15/10	LEH	1,800	5.423%	(5.350%)[3]	20
					34

Total Return Swaps
			Floating	Unrealized
		Notional	Interest	Appreciation
		Amount	Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[3]	($000)
Lehman AAA Commercial Mortgage-Backed
Securities Index
2/28/07	WB	1,000	5.022%	(11)
Mortgage-Backed Securities Index
6/30/07	UBS	3,320	5.266%	—
7/31/07	UBS	3,320	5.266%	—
				(11)

D. During the year ended December 31, 2006, the portfolio purchased $108,867,000 of investment securities and sold $135,521,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $53,265,000 and $38,390,000, respectively.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	8,177	7,957
Issued in Lieu of Cash Distributions	1,349	1,255
Redeemed	(7,283)	(10,873)
Net Increase (Decrease) in Shares Outstanding	2,243	(1,661)

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

1 ABN—ABN AMRO.
BS—Bear, Stearns & Co. Inc.
DBS—Deutsche Bank Securities.
JPM—J.P. Morgan Securities.
LEH—Lehman Brothers Special Financing Inc.
UBS—UBS Warburg LLC.
WB—Wachovia Bank.
2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

21

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

22

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,036.06	$0.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Vanguard® Small Company Growth Portfolio

The U.S. stock market turned in solid results in 2006. The market’s smaller companies continued to be among its better performers, although those with a growth bent did not shine as brightly as their value-oriented counterparts. For the year, the Small Company Growth Portfolio returned 10.2%, trailing the returns of its comparative index as well as the average return of competing small-cap growth funds.

The table below shows the returns of your portfolio and its comparative standards over the past 12 months and decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong health care sector boosted portfolio’s performance

The Small Company Growth Portfolio’s sizable stake in the health care sector produced the largest contribution to total return during the year. The advisors’ keen stock selections—particularly among life science and biotechnology firms—drove the portfolio to a 12.3% return in the sector (the benchmark’s health care stocks returned 3.0%). The information technology sector was also a large contributor to the portfolio’s return, though more by virtue of its size (it accounted for more than a quarter of the portfolio’s assets, on average) than its 8.9% return. The portfolio’s two other large sectors—industrials and consumer discretionary—posted mixed results. Industrials stocks returned 16.6% on healthy gains from a variety of companies, while the consumer discretionary sector returned 7.4% as gains in apparel companies and retailers were countered by poor returns from restaurants and homebuilders.

Meanwhile, the portfolio had disappointing results in consumer staples (–3.6%) and energy (+1.1%). Investments in these groups, though relatively small, created a drag on the portfolio’s overall performance. For details on performance and individual securities, please see the Advisors’ Report, which follows.

Portfolio’s first ten years: a foundation of solid returns

This past year, the Small Company Growth Portfolio marked its tenth anniversary—a milestone that is especially rewarding when coupled with a solid performance record. Through December 31, 2006, the portfolio has posted an annualized average return of 13.3%, besting the average return of its peer group during that span, as well as its benchmark and the broad stock market. While the portfolio is still relatively young, at about 10 1/2 years, it has established a solid foundation. In its history, the portfolio has weathered up-, down-, and sideways markets as well as periods when growth stocks have been favored—and passed over—by investors.

The portfolio’s performance record is a credit to the skilled advisor teams of Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. Their task is aided by Vanguard’s low-cost structure, which enables a greater portion of the portfolio’s return to go to you, the shareholder.

Still, strong returns are often accompanied by an element of risk. Bear in mind that the Small Company Growth Portfolio can be subject to volatility. Its concentrated positions in relatively few areas can sometimes make for a bumpy road. During the past year, more than 75% of the portfolio’s assets were invested in just four sectors. Very strong—or weak—performances in any of those sectors could have made a significant impact on the portfolio’s total returns. We believe the Small Company Growth Portfolio is best used as a supporting player in a well-balanced, diversified investment strategy.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Small Company Growth Portfolio	10.2%	13.3%	$34,907
Russell 2500 Growth Index	12.3	7.1	19,870
Average Small-Cap Growth Fund[1]	10.3	8.0	21,586
Dow Jones Wilshire 5000 Index	15.9	8.7	22,961

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.38%	1.68%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 10.2% for 2006. This performance reflects the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2006 fiscal year and how portfolio positioning reflects this assessment. (Please note that the advisors refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

Granahan Investment

Management, Inc.

Portfolio Managers:

John J. Granahan, CFA,

Founder and President

Gary C. Hatton, CFA,

Executive Vice President

Jane M. White,

Executive Vice President

Robert F. Granahan,

CFA, Vice President

During 2006, the United States experienced changes in many trends, including a peak then subsequent fall in oil prices, a decline in housing starts, a pause in the Federal Reserve Board’s rate hikes, and a shift in the political landscape due to the congressional elections. Through it all, U.S. companies continued to deliver double-digit profit growth, and stocks registered their fourth straight year of gains. Market appreciation was strongest at the beginning and the end of 2006, with the mid-year generally under pressure as investors debated the odds of a soft landing for the overall economy.

In our portion of the portfolio, health care, technology, financial services, and transportation produced strong returns, on both an absolute and a relative basis. These groups represented about 60% of our portfolio assets during the year. Our health care stocks, which were overweighted relative to the benchmark, benefited particularly from rising investor interest in takeovers of small biotechnology companies by large pharmaceutical and other companies looking to enhance their new product potential. Examples included Sirna Therapeutics (by Merck), Cambridge Antibody Technology (by AstraZeneca), and Serologicals (by Millipore). We are maintaining our overweighted position in health care. The important technology sector also benefited from acquisitions at premiums (such as RSA Security by EMC), but more important was the strong earnings growth at companies such as Akamai Technologies (Internet performance management) and Atheros Communications (chip sets for wireless products); we remain overweighted here as well.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	66	548	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Grantham, Mayo,	29	237	Employs a highly disciplined approach to buying and
Van Otterloo & Co. LLC			selling stocks ranked among the 3,000 largest in the
			U.S. market, minus the very largest 500. Stocks are
			compared with one another and evaluated monthly
			using three disciplines, each of which represents an
			individual subportfolio.
Cash Investments[1]	5	38	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Small Company Growth Portfolio

The financial services sector gained from holdings such as Cash America International and Dun & Bradstreet. We have increased our weighting in this sector versus a year ago. The relatively small transportation sector produced the largest absolute gain from holdings that included Horizon Lines, C.H. Robinson Worldwide, and Aviall Services (acquired by Boeing). After several sales, our weighting here is lower than that of the benchmark.

Weak sectors included consumer discretionary, materials and processing, energy, and producer durables, which together represented 36% of our portfolio during the year. In the consumer discretionary sector, several turnaround cases didn’t materialize, including IMAX Corporation, Revlon, and Fred’s—each of which we have eliminated—and we are maintaining our underweighted position relative to the benchmark. In materials and processing, Watsco (HVAC distributor) hurt performance. We have begun to add to this position as higher energy efficiency mandates for air conditioning will eventually become a plus. EFJ, a provider of land mobile radios, hurt performance in 2006, but the case for communications compatibility for public safety agencies remains. Helix Energy Solutions Group was a disappointment in 2006; we have reduced this position and remain underweighted in the sector.

We continue to see strong sales and earnings growth in our portfolio’s companies, though growth is slowing in most sectors. Price/earnings ratios on our portfolio stocks are lower than a year ago, though still higher than historical averages. The biggest risks to earnings growth in 2007 include the slowdown in housing activity, rising labor costs, and inflation.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and

Director of U.S. Equity Management

For the year, value-oriented stocks substantially outperformed growth stocks on almost every metric. For smaller stocks, the Russell 2500 Value Index’s 20.2% return for the year outpaced the 12.3% result of the Russell 2500 Growth Index.

While lately it has become accepted wisdom that value beats growth, it took a particularly benign environment in 2006 for value stocks to win by so much with such consistency. Quantitative equity, private equity, and deep value funds all saw floods of money following their success over the past five years. They deployed those assets into the cheap half of the market, predominantly benefiting the performance of value stocks. Unlike growth’s ascent in 1999, however, value’s rapid rise this year was accompanied by improving fundamentals, as the average profitability of cheap stocks, (generally enterprises of lower quality and profitability), rose to an all-time high. While these businesses are still lower quality, they continued to narrow the gap against the rest of the market as the benign cycle stretched into 2006.

The benign cycle’s scope was not limited merely to profitability. The market’s 2006 performance demonstrated that historically high profitability, easy access to capital, and a low risk premium are all intimately linked. The apparent consistency in these factors between the beginning and end of the year, however, obscures the brief panic that occurred near the middle of the year. During the May meeting of the Federal Reserve Board, Chairman Ben Bernanke warned that the Fed might have to increase rates higher than the market had anticipated. Low interest rates had provided easy access to capital, so the possibility that the availability of money might tighten unexpectedly sent the markets reeling. Risky, low-quality assets collapsed as the risk premium widened, and high-quality stocks began to show signs of life. Though this brief period caused some temporary pain for many investors, Bernanke ended up only making one additional rate increase, a 25 basis-point hike in June. With the prospects for loose money renewed, the party started back up. Risky assets resumed their upward move. And high-quality stocks closed out the year down significantly, unable to keep pace with a roaring broad market.

The portfolio’s emphasis on low-risk assets detracted from returns versus the benchmark during the year. Both of the portfolio strategy’s investment disciplines—valuation and momentum—detracted from relative performance, with valuation accounting for the majority of the shortfall.

Current market conditions appear to be wonderful. Historically low volatility, record-high profit margins (especially at the lower-quality end of the spectrum), and easy access to capital certainly bode well for the market’s benign environment—if they continue indefinitely. Each of these factors, however, has historically been reliably mean-reverting, and thus our confidence is high that the party will end soon. While timing is always an undeterminable factor in such forecasts, we continue to recommend reducing risk wherever possible. May’s performance indicates just how quickly the market can turn, and the current conditions won’t continue forever.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of December 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	606	1,624	4,964
Median Market Cap	$1.5B	$2.2B	$30.7B
Price/Earnings Ratio	26.7x	26.4x	18.0x
Price/Book Ratio	3.3x	3.6x	2.8x
Yield	0.5%	0.5%	1.7%
Return on Equity	12.5%	14.0%	17.8%
Earnings Growth Rate	23.7%	20.1%	18.5%
Foreign Holdings	1.6%	0.0%	1.1%
Turnover Rate	79%	—	—
Expense Ratio	0.38%	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.84
Beta	1.07	1.75

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	18%	17%	12%
Consumer Staples	1	2	9
Energy	3	7	9
Financials	9	11	23
Health Care	20	18	12
Industrials	18	16	11
Information Technology	24	21	15
Materials	4	5	3
Telecommunication
Services	0	2	3
Utilities	0	1	3
Short-Term Reserves	3%	—	—

Ten Largest Holdings[3] (% of total net assets)

The Dun &	diversified
Bradstreet Corp.	commercial and
	professional service	2.0%
O’Reilly Automotive, Inc.	automotive retail	1.2
Akamai Technologies, Inc.	Internet software
	and services	1.1
IDEXX Laboratories Corp.	health care
	equipment	1.0
Varian Semiconductor	semiconductor
Equipment Associates, Inc.	equipment	1.0
Donaldson Co., Inc.	industrial machinery	1.0
AptarGroup Inc.	metal and
	glass containers	0.9
Watsco, Inc.	trading companies
	and distributors	0.9
Cash America
International Inc.	consumer finance	0.8
Medarex, Inc.	biotechnology	0.7
Top Ten		10.6%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	10.21%	7.67%	13.32%	$34,907
Dow Jones Wilshire 5000 Index	15.87	7.65	8.67	22,961
Russell 2500 Growth Index	12.26	7.62	7.11	19,870
Average Small-Cap Growth Fund[1]	10.31	5.52	8.00	21,586

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)[1]
Consumer Discretionary (17.5%)
*	O’Reilly Automotive, Inc.	296,500	9,506
*	Quiksilver, Inc.	372,700	5,870
	Advance Auto Parts, Inc.	149,900	5,330
	Phillips-Van Heusen Corp.	105,500	5,293
*	VistaPrint Ltd.	148,800	4,927
	American Eagle
	Outfitters, Inc.	137,100	4,279
*	Hibbett Sporting Goods, Inc.	133,200	4,066
*	Keystone Automotive
	Industries, Inc.	119,100	4,048
*	Helen of Troy Ltd.	164,200	3,983
	Lithia Motors, Inc.	129,000	3,710
*	MarineMax, Inc.	140,100	3,633
*	Dollar Tree Stores, Inc.	104,600	3,148
	Monro Muffler Brake, Inc.	83,150	2,918
*	DSW Inc. Class A	72,000	2,777
*	Rent-A-Center, Inc.	86,900	2,564
*	ITT Educational Services, Inc.	37,500	2,489
	Family Dollar Stores, Inc.	79,400	2,329
*	Aeropostale, Inc.	70,600	2,179
	Thor Industries, Inc.	48,800	2,147
*	Cosi, Inc.	420,000	2,138
*	Charming Shoppes, Inc.	154,700	2,093
	Aaron Rents, Inc.	72,330	2,082
*	Ruth’s Chris Steak House	108,900	1,991
*	CarMax, Inc.	34,400	1,845
*	Priceline.com, Inc.	40,500	1,766
*	Buffalo Wild Wings Inc.	32,400	1,724
*	Iconix Brand Group Inc.	88,000	1,706
*	Stamps.com Inc.	102,000	1,607
*	Guitar Center, Inc.	35,000	1,591
	bebe stores, inc.	77,000	1,524
*	^Build-A-Bear-Workshop, Inc.	53,000	1,485
	Claire’s Stores, Inc.	38,600	1,279

	Pool Corp.	30,800	1,206
	Nautilus Inc.	82,800	1,159
*	Life Time Fitness, Inc.	23,000	1,116
*	AnnTaylor Stores Corp.	33,300	1,094
*	O’Charley’s Inc.	51,000	1,085
*	Tween Brands, Inc.	27,100	1,082
	Winnebago Industries, Inc.	29,100	958
*	The Dress Barn, Inc.	40,700	950
*	Laureate Education Inc.	19,500	948
*	Genesco, Inc.	24,400	910
	Men’s Wearhouse, Inc.	22,850	874
*	Guess ?, Inc.	13,600	863
*	The Gymboree Corp.	21,400	817
	Brinker International, Inc.	26,100	787
	Group 1 Automotive, Inc.	15,000	776
*	Papa John’s International, Inc.	26,700	775
*	NVR, Inc.	1,200	774
*	The Children’s Place
	Retail Stores, Inc.	12,100	769
	Polo Ralph Lauren Corp.	9,800	761
	Steven Madden, Ltd.	21,650	760
	Harte-Hanks, Inc.	26,800	743
	Williams-Sonoma, Inc.	23,600	742
	OfficeMax, Inc.	14,400	715
	Ethan Allen Interiors, Inc.	19,400	701
*	WMS Industries, Inc.	20,000	697
*	^Shuffle Master, Inc.	26,000	681
	Columbia Sportswear Co.	12,200	680
	PetSmart, Inc.	22,500	649
	Choice Hotel International, Inc.	15,400	648
*	Career Education Corp.	25,700	637
*	Select Comfort Corp.	36,200	630
	Liz Claiborne, Inc.	14,300	621
*	Charlotte Russe Holding Inc.	19,400	597
*	Timberland Co.	18,300	578
	MDC Holdings, Inc.	9,824	560
*	^Pre-Paid Legal Services, Inc.	14,200	556
*	Jack in the Box Inc.	9,000	549
*	Deckers Outdoor Corp.	8,800	528
*	Tempur-Pedic International Inc.	25,000	512
	Applebee’s International, Inc.	20,200	498
	Ryland Group, Inc.	9,100	497
*	Sonic Corp.	20,700	496
*	Fossil, Inc.	21,700	490
	Circuit City Stores, Inc.	25,800	490
*	PetMed Express, Inc.	35,400	473
	K-Swiss, Inc.	15,100	464
*	Fuel Systems Solutions, Inc.	21,000	464
*	Texas Roadhouse, Inc.	33,800	448
*	The Goodyear Tire &
	Rubber Co.	19,700	414
	Dillard’s Inc.	11,700	409
	Ross Stores, Inc.	13,600	398

*	Big Lots Inc.	16,400	376
	CKE Restaurants Inc.	20,100	370
*	Pacific Sunwear of
	California, Inc.	18,475	362
*	Marvel Entertainment, Inc.	13,200	355
	Christopher & Banks Corp.	18,000	336
	Ruby Tuesday, Inc.	12,000	329
	Leggett & Platt, Inc.	13,700	327
*	Payless ShoeSource, Inc.	9,900	325
*	Skechers U.S.A., Inc.	9,100	303
	KB Home	5,900	303
	M/I Homes, Inc.	7,800	298
	^Polaris Industries, Inc.	6,300	295
	RadioShack Corp.	17,000	285
	Tiffany & Co.	7,200	283
	Oxford Industries, Inc.	5,500	273
	Abercrombie & Fitch Co.	3,900	272
*	CEC Entertainment Inc.	6,700	270
	Oakley, Inc.	13,100	263
	The Yankee Candle Co., Inc.	7,600	261
	OSI Restaurant Partners, Inc.	6,500	255
	Brunswick Corp.	7,600	242
	Tupperware Brands Corp.	10,500	237
*	Hovnanian Enterprises Inc.
	Class A	6,800	231
*	Conn’s, Inc.	9,900	230
	Beazer Homes USA, Inc.	4,900	230
	Matthews International Corp.	5,200	205
	CBRL Group, Inc.	4,200	188
	Wolverine World Wide, Inc.	6,200	177
*	Crocs, Inc.	3,900	168
	Regis Corp.	4,000	158
*	Krispy Kreme Doughnuts, Inc.	14,000	155
	Talbots Inc.	6,400	154
*	Valassis Communications, Inc.	10,500	152
	Sinclair Broadcast Group, Inc.	12,200	128
	The Buckle, Inc.	2,400	122
*	Dick’s Sporting Goods, Inc.	2,400	118
	^Charles & Colvard Ltd.	13,250	106
*	1-800 Contacts, Inc.	5,600	91
*	Vertrue Inc.	2,100	81
	Kenneth Cole Productions, Inc.	2,600	62
*	Smith &
	Wesson Holding Corp.	5,200	54
*	Mothers Work, Inc.	900	35
	Stanley Furniture Co., Inc.	1,100	24
*	Casual Male Retail Group, Inc.	1,600	21
	Cato Corp. Class A	900	21
			143,587
Consumer Staples (1.1%)
*	Central Garden and Pet Co.	40,000	1,937
*	Energizer Holdings, Inc.	25,200	1,789
*	NBTY, Inc.	21,000	873

	McCormick & Co., Inc.	16,300	629
	Corn Products
	International, Inc.	15,300	528
	Brown-Forman Corp. Class B	7,500	497
	The Estee Lauder Cos. Inc.
	Class A	8,500	347
*	The Pantry, Inc.	7,100	333
*	BJ’s Wholesale Club, Inc.	10,200	317
*	Alberto-Culver Co.	13,800	296
*	Smithfield Foods, Inc.	9,200	236
	The Andersons, Inc.	5,500	233
	MGP Ingredients, Inc.	9,500	215
*	Hansen Natural Corp.	6,000	202
	Sanderson Farms, Inc.	6,500	197
	The Great Atlantic &
	Pacific Tea Co., Inc.	7,500	193
*	Ralcorp Holdings, Inc.	2,900	148
	Flowers Foods, Inc.	3,800	103
	Nature’s Sunshine Inc.	7,200	83
*	Pathmark Stores, Inc.	7,000	78
	Church & Dwight, Inc.	1,800	77
	Seaboard Corp.	42	74
	Mannatech, Inc.	3,700	55
			9,440
Energy (2.6%)
*	Helix Energy Solutions
	Group, Inc.	140,600	4,411
	St. Mary Land &
	Exploration Co.	98,500	3,629

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Patterson-UTI Energy, Inc.	96,150	2,233
	World Fuel Services Corp.	46,300	2,058
*	FMC Technologies Inc.	26,200	1,615
*	Universal Compression
	Holdings, Inc.	22,900	1,422
	CARBO Ceramics Inc.	37,550	1,403
	Holly Corp.	17,400	894
*	Bronco Drilling Co., Inc.	45,000	774
	Frontier Oil Corp.	22,600	650
	RPC Inc.	31,350	529
*	Oceaneering International, Inc.	12,200	484
	Overseas Shipholding
	Group Inc.	7,500	422
*	Vaalco Energy, Inc.	39,200	265
*	Veritas DGC Inc.	2,900	248
*	W-H Energy Services, Inc.	5,100	248
*	TETRA Technologies, Inc.	6,700	171
*	Oil States International, Inc.	4,400	142
*	GeoGlobal Resources Inc.	5,900	46
			21,644
Financials (7.4%)
	Cash America
	International Inc.	133,455	6,259
	Cullen/Frost Bankers, Inc.	98,500	5,498
	Highland Hospitality Corp.
	REIT	302,900	4,316
	Jefferies Group, Inc.	147,300	3,950
	Ashford Hospitality Trust
	REIT	287,200	3,575
*	First Cash Financial
	Services, Inc.	135,000	3,492
	The First Marblehead Corp.	56,100	3,066
	Equity Inns, Inc. REIT	188,200	3,004
	Waddell & Reed Financial, Inc.	66,000	1,806
	Brown & Brown, Inc.	60,900	1,718
*	^Harris & Harris Group, Inc.	137,800	1,666
	MHI Hospitality Corp. REIT	164,100	1,620
	SEI Investments Co.	26,400	1,572
	W.R. Berkley Corp.	38,900	1,342
*	QC Holdings Inc.	83,800	1,337
	BlackRock, Inc.	8,700	1,322
	Investors Financial
	Services Corp.	25,900	1,105
*	IntercontinentalExchange Inc.	9,800	1,057
	Jones Lang LaSalle Inc.	9,500	876
	Raymond James Financial, Inc.	25,150	762
	A.G. Edwards & Sons, Inc.	10,000	633
*	Knight Capital Group, Inc.
	Class A	32,700	627
*	Pinnacle Financial

	Partners, Inc.	17,000	564
	TCF Financial Corp.	20,500	562
	City National Corp.	7,600	541
	Student Loan Corp.	2,500	518
*	Piper Jaffray Cos., Inc.	7,700	502
	Reinsurance Group of
	America, Inc.	8,500	473
	SL Green Realty Corp. REIT	3,500	465
*	EZCORP, Inc.	26,700	434
	Erie Indemnity Co. Class A	7,400	429
*	Investment Technology
	Group, Inc.	10,000	429
	Leucadia National Corp.	14,800	417
	IndyMac Bancorp, Inc.	7,600	343
*	Affiliated Managers
	Group, Inc.	3,200	336
	Federated Investors, Inc.	9,900	334
	The PMI Group Inc.	7,000	330
	BankUnited Financial Corp.	11,300	316
	International Securities
	Exchange, Inc.	6,700	313
	HCC Insurance Holdings, Inc.	9,650	310
	Radian Group, Inc.	5,600	302
	Home Properties, Inc. REIT	4,900	290
	Wilmington Trust Corp.	6,700	283
	Hancock Holding Co.	4,600	243
	Downey Financial Corp.	3,200	232
*	World Acceptance Corp.	4,400	207
	CapitalSource Inc. REIT	6,700	183
*	AmeriCredit Corp.	6,900	174
	Independent Bank Corp. (MA)	3,700	133
*	Triad Guaranty, Inc.	2,100	115
	Capital Corp. of the West	3,200	103
	People’s Bank	2,300	103
*	Philadelphia Consolidated
	Holding Corp.	2,000	89
*	Universal American
	Financial Corp.	3,800	71
	Consolidated-Tomoka
	Land Co.	900	65
	Sterling Bancshares, Inc.	4,650	61
	StanCorp Financial Group, Inc.	1,300	59
	SWS Group, Inc.	1,400	50
	Nara Bancorp, Inc.	2,000	42
*	Meadowbrook Insurance
	Group, Inc.	2,400	24
			61,048
Health Care (19.6%)
*	IDEXX Laboratories Corp.	107,150	8,497
*	Medarex, Inc.	411,900	6,092
*	Advanced Magnetics, Inc.	101,200	6,044
*	Angiodynamics Inc.	262,920	5,650
*	Henry Schein, Inc.	109,000	5,339

*	Noven Pharmaceuticals, Inc.	180,100	4,583
*	Bruker BioSciences Corp.	589,600	4,428
*	Conceptus, Inc.	204,600	4,356
*	PDL BioPharma Inc.	190,800	3,843
*	^Alnylam Pharmaceuticals Inc.	177,400	3,796
*	Psychiatric Solutions, Inc.	96,600	3,624
*	Natus Medical Inc.	212,000	3,521
*	^Durect Corp.	739,800	3,285
*	Illumina, Inc.	82,400	3,239
*	Inverness Medical
	Innovations, Inc.	80,800	3,127
*	^InterMune Inc.	101,600	3,124
*	^Acorda Therapeutics Inc.	192,000	3,041
*	Align Technology, Inc.	214,000	2,990
*	Alkermes, Inc.	220,800	2,952
*	Cytokinetics, Inc.	365,400	2,733
*	MWI Veterinary Supply Inc.	80,950	2,615
*	^Nektar Therapeutics	170,900	2,599
*	^QLT Inc.	304,500	2,576
*	Cyberonics, Inc.	119,500	2,466
*	Healthways, Inc.	51,280	2,446
*	Axcan Pharma Inc.	169,300	2,411
*	Human Genome
	Sciences, Inc.	190,000	2,364
*	Arena Pharmaceuticals, Inc.	180,500	2,330
	Bausch & Lomb, Inc.	44,000	2,291
*	XOMA Ltd.	1,000,900	2,202
*	Luminex Corp.	173,000	2,197
*	Isis Pharmaceuticals, Inc.	196,400	2,184
*	BioCryst
	Pharmaceuticals, Inc.	184,700	2,135
*	IntraLase Corp.	94,000	2,104
*	CuraGen Corp.	433,500	1,994
*	Affymetrix, Inc.	73,200	1,688
*	Seattle Genetics, Inc.	313,600	1,671
*	^BioLase Technology, Inc.	185,650	1,624
*	Vertex Pharmaceuticals, Inc.	41,300	1,545
*	ImmunoGen, Inc.	300,000	1,521
*	Nuvelo, Inc.	380,100	1,520
*	Cepheid, Inc.	166,891	1,419
*	^Tercica, Inc.	271,820	1,359
	Pharmaceutical Product
	Development, Inc.	40,600	1,308
*	Orthovita, Inc.	340,200	1,235
*	AMN Healthcare
	Services, Inc.	42,800	1,179
*	CV Therapeutics, Inc.	82,800	1,156
*	Inspire Pharmaceuticals, Inc.	180,000	1,143
*	DepoMed, Inc.	324,000	1,118
*	LifeCell Corp.	46,100	1,113
	Manor Care, Inc.	22,600	1,060
*	Dynavax Technologies Corp.	110,000	1,010
*	Lincare Holdings, Inc.	25,000	996

*	ViaCell, Inc.	210,000	991
*	^Cell Genesys, Inc.	282,000	956
*	Bioenvision, Inc.	198,700	922
*	Techne Corp.	15,600	865
*	Respironics, Inc.	21,500	812
*	Cypress Bioscience, Inc.	100,000	775
*	Cephalon, Inc.	10,000	704
	DENTSPLY International Inc.	22,100	660
*	Health Net Inc.	13,300	647
*	AMERIGROUP Corp.	18,000	646
*	Apria Healthcare Group Inc.	22,500	600
*	Covance, Inc.	9,500	560
*	King Pharmaceuticals, Inc.	33,900	540
*	Pediatrix Medical Group, Inc.	10,700	523
*	Patterson Cos.	14,100	501
	Universal Health Services
	Class B	9,000	499
*	Endo Pharmaceuticals
	Holdings, Inc.	16,800	463
*	Adolor Corp.	60,800	457
*	Cytyc Corp.	14,400	408
*	Onyx Pharmaceuticals, Inc.	35,000	370
*	Abaxis, Inc.	19,100	368
*	Dyax Corp.	110,000	333
	Owens &
	Minor, Inc. Holding Co.	10,500	328
*	Odyssey Healthcare, Inc.	24,600	326
*	Emdeon Corp.	23,200	287
*	VCA Antech, Inc.	8,600	277
*	Molina Healthcare Inc.	8,300	270
*	Neurogen Corp.	45,000	268
*	Waters Corp.	5,300	260
*	PAREXEL International Corp.	8,800	255
*	Candela Corp.	20,100	249
*	PSS World Medical, Inc.	12,400	242
*	Magellan Health Services, Inc.	5,600	242
*	Xenoport Inc.	9,700	238
	Medicis Pharmaceutical Corp.	6,100	214
*	Hi-Tech Pharmacal Co., Inc.	11,600	141
*	Greatbatch, Inc.	5,000	135
*	Immucor Inc.	4,600	134
*	ICU Medical, Inc.	3,300	134
	Hillenbrand Industries, Inc.	2,200	125
*	Enzon Pharmaceuticals, Inc.	13,100	111
	Alpharma, Inc. Class A	4,600	111
	West Pharmaceutical
	Services, Inc.	1,600	82
	Computer Programs and
	Systems, Inc.	2,400	82
*	Paincare Holdings Inc.	70,000	77
*	RehabCare Group, Inc.	3,600	53
*	CorVel Corp.	750	36

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Santarus Inc.	1,500	12
*	OraSure Technologies, Inc.	300	2
			161,134
Industrials (17.6%)
*	The Dun & Bradstreet Corp.	196,750	16,289
	Donaldson Co., Inc.	232,500	8,070
	Watsco, Inc.	158,550	7,477
	Horizon Lines Inc.	199,000	5,365
	Comfort Systems USA, Inc.	402,300	5,085
	MSC Industrial
	Direct Co., Inc. Class A	125,700	4,921
*	The Advisory Board Co.	88,000	4,711
*	Terex Corp.	66,000	4,262
*	United Rentals, Inc.	157,500	4,005
*	Stericycle, Inc.	50,000	3,775
*	RBC Bearings Inc.	115,800	3,319
	Franklin Electric, Inc.	60,000	3,083
*	Mobile Mini, Inc.	112,300	3,025
	McGrath RentCorp	98,550	3,019
*	NCI Building Systems, Inc.	57,100	2,955
	Albany International Corp.	79,900	2,629
	Chicago Bridge &
	Iron Co. N.V.	87,500	2,392
	Heartland Express, Inc.	143,340	2,153
*	^Trex Co., Inc.	92,900	2,126
	Fastenal Co.	55,200	1,981
*	Huron Consulting Group Inc.	43,300	1,963
*	Taleo Corp. Class A	142,600	1,949
*	The Middleby Corp.	18,000	1,884
	Manpower Inc.	22,800	1,708
*	WESCO International, Inc.	28,500	1,676
	Healthcare Services
	Group, Inc.	54,100	1,567
	The Manitowoc Co., Inc.	25,900	1,539
*	^Basin Water, Inc.	208,150	1,409
*	Continental Airlines, Inc.
	Class B	34,100	1,407
*	^BTU International, Inc.	113,300	1,110
*	Thomas & Betts Corp.	20,600	974
*	US Airways Group Inc.	17,800	959
	Robert Half International, Inc.	25,800	958
*	APAC Teleservices, Inc.	252,963	949
*	Genlyte Group, Inc.	11,900	930
*	General Cable Corp.	21,200	927
*	Monster Worldwide Inc.	18,600	868
*	EGL, Inc.	28,600	852
*	USG Corp.	14,900	817
*	AMR Corp.	26,900	813
*	Exponent, Inc.	43,000	802
	Lincoln Electric Holdings, Inc.	13,000	785

	United Industrial Corp.	15,200	771
	Ryder System, Inc.	14,900	761
	Oshkosh Truck Corp.	15,300	741
	The Corporate Executive
	Board Co.	8,300	728
	Acuity Brands, Inc.	13,200	687
	Landstar System, Inc.	17,600	672
*	Beacon Roofing Supply, Inc.	35,250	663
	Cummins Inc.	5,600	662
	Harsco Corp.	8,600	654
*	AGCO Corp.	20,700	640
	J.B. Hunt Transport
	Services, Inc.	30,400	631
*	Swift Transportation Co., Inc.	24,000	630
*	EMCOR Group, Inc.	10,800	614
*	Jacobs Engineering Group Inc.	7,500	612
*	Kirby Corp.	17,700	604
	LSI Industries Inc.	29,300	582
	Crane Co.	15,600	572
*	IHS Inc.-Class A	14,000	553
	Nordson Corp.	10,400	518
*	Copart, Inc.	16,700	501
	Kaydon Corp.	12,500	497
	^Simpson Manufacturing Co.	15,200	481
*	Lamson & Sessions Co.	19,400	471
*	Ceradyne, Inc.	8,300	469
*	Gardner Denver Inc.	12,500	466
	The Timken Co.	15,900	464
*	Allied Waste Industries, Inc.	37,100	456
	Graco, Inc.	11,400	452
	Arkansas Best Corp.	12,300	443
*	^Encore Wire Corp.	19,200	423
*	American Commercial
	Lines Inc.	6,200	406
*	Corrections Corp. of America	8,800	398
	Forward Air Corp.	13,600	393
*	Alliant Techsystems, Inc.	4,900	383
*	ExpressJet Holdings, Inc.	44,400	360
*	Old Dominion Freight Line, Inc.	14,700	354
	Mueller Industries Inc.	11,000	349
*	Ladish Co., Inc.	9,200	341
	The Brink’s Co.	5,300	339
*	Resources Connection, Inc.	10,300	328
*	Flowserve Corp.	6,100	308
	Watson Wyatt & Co. Holdings	6,700	303
	Joy Global Inc.	6,075	294
*	Celadon Group Inc.	17,200	288
*	Navistar International Corp.	8,400	281
	Granite Construction Co.	5,500	277
	Carlisle Co., Inc.	3,500	275
	HNI Corp.	5,900	262
*	Orbital Sciences Corp.	13,800	254
*	Hub Group, Inc.	9,000	248

*	Volt Information Sciences Inc.	4,800	241
*	Cenveo Inc.	11,000	233
*	Geo Group Inc.	5,750	216
*	Columbus McKinnon Corp.	10,100	212
	Insteel Industries, Inc.	11,600	206
*	United Stationers, Inc.	4,300	201
	Valmont Industries, Inc.	3,500	194
	American Woodmark Corp.	4,300	180
	Administaff, Inc.	4,200	180
	Wabtec Corp.	5,900	179
*	Saia, Inc.	6,600	153
*	Consolidated Graphics, Inc.	2,400	142
*	Superior Essex Inc.	4,100	136
	A.O. Smith Corp.	3,500	131
	Baldor Electric Co.	3,700	124
	Bucyrus International, Inc.	2,300	119
*	Teletech Holdings Inc.	4,600	110
	Belden CDT Inc.	2,700	106
*	Teledyne Technologies, Inc.	2,300	92
	Lennox International Inc.	2,800	86
*	Spherion Corp.	9,600	71
*	On Assignment, Inc.	6,000	71
*	PeopleSupport Inc.	3,000	63
*	Innovative Solutions and
	Support, Inc.	3,550	60
	AMREP Corp.	300	37
	Diamond Management and
	Technology Consultants, Inc.	2,500	31
*	CBIZ Inc.	3,400	24
	Herman Miller, Inc.	600	22
			144,967
Information Technology (23.0%)
	Communications Equipment (2.9%)
*	Ciena Corp.	185,015	5,127
*	ViaSat, Inc.	115,800	3,452
*	Stratex Networks, Inc.	700,500	3,383
*	Sycamore Networks, Inc.	685,400	2,577
*	Mastec Inc.	158,400	1,828
*	Sirenza Microdevices, Inc.	210,700	1,656
*	EFJ, Inc.	224,100	1,510
*	CommScope, Inc.	38,500	1,173
*	Polycom, Inc.	37,600	1,162
	Harris Corp.	9,000	413
*	Tellabs, Inc.	33,700	346
	ADTRAN Inc.	14,000	318
*	^Bookham, Inc.	76,200	310
*	Interdigital
	Communications Corp.	6,100	205
*	Foundry Networks, Inc.	11,500	172
*	Anaren, Inc.	6,100	108
*	Oplink Communications, Inc.	4,000	82

	Computers & Peripherals (0.7%)

*	Hutchinson Technology, Inc.	115,550	2,723
*	Brocade Communications
	Systems, Inc.	175,600	1,442
*	Western Digital Corp.	43,200	884
*	QLogic Corp.	20,300	445
*	Neoware Systems, Inc.	9,300	123
*	Rimage Corp.	900	23

	Electronic Equipment & Instruments (2.3%)
*	Trimble Navigation Ltd.	79,950	4,056
*	Littelfuse, Inc.	108,600	3,462
	CDW Corp.	26,800	1,885
	Molex, Inc.	34,800	1,101
*	Ingram Micro, Inc. Class A	43,100	880
	Tektronix, Inc.	29,200	852
	Daktronics, Inc.	22,800	840
*	Brightpoint, Inc.	58,640	789
	X-Rite Inc.	47,400	583
*	Plexus Corp.	22,300	533
*	Anixter International Inc.	7,900	429
	AVX Corp.	28,000	414
*	Benchmark Electronics, Inc.	15,900	387
*	Rogers Corp.	5,800	343
*	Avnet, Inc.	13,400	342
*	ScanSource, Inc.	10,700	325
	Technitrol, Inc.	13,500	323
*	^Multi-Fineline Electronix, Inc.	15,200	308
*	Rofin-Sinar Technologies Inc.	4,600	278
*	TTM Technologies, Inc.	22,700	257
	National Instruments Corp.	8,600	234
*	Tech Data Corp.	5,700	216

Internet Software & Services (3.3%)
*	Akamai Technologies, Inc.	172,100	9,142
*	WebEx Communications, Inc.	165,100	5,760
*	Ariba, Inc.	353,099	2,733
*	^Marchex, Inc.	204,100	2,731
*	Vocus, Inc.	156,300	2,626
*	The Knot, Inc.	50,000	1,312
*	RADVision Ltd.	31,900	641
*	PlanetOut, Inc.	130,000	599
*	Digital River, Inc.	9,400	524
*	RealNetworks, Inc.	28,800	315
*	Travelzoo, Inc.	9,600	288
*	Digital Insight Corp.	5,800	223
*	SonicWALL, Inc.	21,600	182
*	Bankrate, Inc.	2,700	102

	IT Services (3.7%)
*	Ness Technologies Inc.	423,300	6,036
*	Euronet Worldwide, Inc.	171,200	5,083
*	VeriFone Holdings, Inc.	128,000	4,531

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	^Heartland Payment
	Systems, Inc.	146,800	4,147
*	MPS Group, Inc.	286,950	4,069
*	Alliance Data Systems Corp.	28,000	1,749
	MoneyGram
	International, Inc.	35,200	1,104
	Global Payments Inc.	17,100	792
*	CheckFree Corp.	13,400	538
*	Iron Mountain, Inc.	8,200	339
*	CSG Systems
	International, Inc.	12,000	321
*	Ceridian Corp.	11,000	308
	Acxiom Corp.	8,500	218
*	Sykes Enterprises, Inc.	11,200	198
	Syntel, Inc.	6,900	185
*	DST Systems, Inc.	2,800	175
*	ManTech International Corp.	2,800	103
*	Tyler Technologies, Inc.	5,600	79
	Total System Services, Inc.	1,900	50
*	Keane, Inc.	3,500	42

	Semiconductors &
	Semiconductor Equipment (5.6%)
*	Varian Semiconductor
	Equipment Associates, Inc.	179,300	8,162
*	Entegris Inc.	532,650	5,763
*	Atheros
	Communications, Inc.	252,500	5,383
*	Microsemi Corp.	241,350	4,742
*	FEI Co.	153,550	4,049
*	Nextest Systems Corp.	348,750	3,930
*	Cymer, Inc.	67,600	2,971
*	DSP Group Inc.	88,700	1,925
*	Pericom Semiconductor Corp.	144,200	1,654
*	PLX Technology, Inc.	110,650	1,443
*	MEMC Electronic
	Materials, Inc.	30,600	1,198
*	OmniVision Technologies, Inc.	53,900	736
*	Atmel Corp.	116,900	707
*	Lam Research Corp.	12,500	633
*	RF Micro Devices, Inc.	80,000	543
*	Silicon Laboratories Inc.	12,300	426
	Intersil Corp.	17,200	411
*	Amkor Technology, Inc.	43,300	404
*	Micrel, Inc.	22,800	246
*	Diodes Inc.	5,100	181
*	Supertex, Inc.	4,100	161
*	Zoran Corp.	9,500	139

	Software (4.5%)

*	Cadence Design
	Systems, Inc.	248,100	4,443
*	VASCO Data Security
	International, Inc.	371,300	4,400
*	Red Hat, Inc.	167,850	3,860
*	Informatica Corp.	275,000	3,358
*	Radiant Systems, Inc.	300,300	3,135
*	Sonic Solutions, Inc.	160,000	2,608
*	Progress Software Corp.	79,750	2,227
*	Concur Technologies, Inc.	125,200	2,008
	FactSet Research
	Systems Inc.	35,450	2,002
*	Citrix Systems, Inc.	73,700	1,994
*	VA Software Corp.	319,600	1,608
*	BMC Software, Inc.	41,000	1,320
*	Ulticom, Inc.	120,700	1,158
*	BEA Systems, Inc.	62,200	782
*	Macrovision Corp.	22,600	639
*	MicroStrategy Inc.	4,100	467
*	Mentor Graphics Corp.	22,200	400
	Fair Isaac, Inc.	9,300	378
*	TIBCO Software Inc.	34,000	321
*	Transaction Systems
	Architects, Inc.	4,400	143
*	Smith Micro Software, Inc.	4,100	58
*	SPSS, Inc.	500	15
			188,675
Materials (3.3%)
	AptarGroup Inc.	132,000	7,793
	Steel Dynamics, Inc.	57,300	1,859
	Reliance Steel &
	Aluminum Co.	44,000	1,733
	Allegheny Technologies Inc.	18,800	1,705
*	Pactiv Corp.	46,000	1,642
	United States Steel Corp.	17,700	1,295
*	AK Steel Holding Corp.	75,700	1,279
	Carpenter Technology Corp.	10,800	1,107
	Commercial Metals Co.	40,300	1,040
	Martin Marietta Materials, Inc.	9,100	946
*	W.R. Grace & Co.	39,700	786
	Florida Rock Industries, Inc.	15,725	677
	Airgas, Inc.	14,500	588
	Eagle Materials, Inc.	12,900	558
	NewMarket Corp.	9,400	555
	Albemarle Corp.	7,600	546
*	OM Group, Inc.	11,100	503
*	Hercules, Inc.	21,900	423
	International Flavors &
	Fragrances, Inc.	8,200	403
	Sonoco Products Co.	9,500	362
*	Stillwater Mining Co.	26,700	333
*	Oregon Steel Mills, Inc.	5,300	331
	Packaging Corp. of America	11,700	259

AMCOL International Corp.	8,000	222
* PolyOne Corp.	26,400	198
* Titanium Metals Corp.	5,000	148
Olympic Steel, Inc.	5,500	122
A.M. Castle & Co.	4,700	120
		27,533
Telecommunication Services (0.1%)
* Level 3 Communications, Inc.	143,700	805

Utilities (0.2%)
Ormat Technologies Inc.	30,500	1,123
CenterPoint Energy Inc.	15,900	264
		1,387
Exchange-Traded Fund (0.8%)
[2] Vanguard Small-Cap
Growth ETF	104,300	6,808
Total Common Stocks
(Cost $694,127)		767,028
Temporary Cash Investments (10.7%)[1]
Money Market Fund (10.4%)
[3] Vanguard Market
Liquidity Fund, 5.294%	59,411,813	59,412
[3] Vanguard Market
Liquidity Fund,
5.294%--Note F	26,423,400	26,423
		85,835

	Face
	Amount
	($000)
U.S. Agency Obligation (0.3%)
[4] Federal National Mortgage Assn.
[5] 5.215%, 4/9/07	2,000	1,973
Total Temporary Cash Investments
(Cost $87,807)		87,808
Total Investments (103.9%)
(Cost $781,934)		854,836
Other Assets and Liabilities (–3.9%)
Other Assets—Note C		4,620
Security Lending Collateral
Payable to Brokers—Note F		(26,423)
Other Liabilities		(9,951)
		(31,754)
Net Assets (100%)
Applicable to 42,609,830 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		823,082
Net Asset Value Per Share		$19.32

At December 31, 2006, net assets consisted of:[6]

	Amount	Per
	($000)	Share
Paid-in Capital	672,779	$15.80
Undistributed Net
Investment Income	3,047.07
Accumulated Net
Realized Gains	74,325	1.74
Unrealized Appreciation
Investment Securities	72,902	1.71
Futures Contracts	29	—
Net Assets	823,082	$19.32

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.6% and 6.3%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $1,973,000 and cash of $250,000, have been segregated as initial margin for open futures contracts.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

9

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Dividends[1]	3,062
Interest[1]	2,733
Security Lending	1,340
Total Income	7,135
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,355
Performance Adjustment	(307)
The Vanguard Group—Note C
Management and Administrative	1,731
Marketing and Distribution	153
Custodian Fees	62
Auditing Fees	25
Shareholders’ Reports	37
Trustees’ Fees and Expenses	1
Total Expenses	3,057
Net Investment Income	4,078
Realized Net Gain (Loss)
Investment Securities Sold[1]	72,610
Futures Contracts	1,615
Realized Net Gain (Loss)	74,225
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(6,320)
Futures Contracts	345
Change in Unrealized Appreciation
(Depreciation)	(5,975)
Net Increase (Decrease) in Net Assets
Resulting from Operations	72,328

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,078	2,498
Realized Net Gain (Loss)	74,225	90,715
Change in Unrealized Appreciation (Depreciation)	(5,975)	(50,231)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,328	42,982
Distributions
Net Investment Income	(2,929)	—
Realized Capital Gain[2]	(90,229)	(36,827)
Total Distributions	(93,158)	(36,827)
Capital Share Transactions—Note G
Issued	169,493	85,316
Issued in Lieu of Cash Distributions	93,158	36,827
Redeemed	(162,862)	(136,647)
Net Increase (Decrease) from Capital Share Transactions	99,789	(14,504)
Total Increase (Decrease)	78,959	(8,349)
Net Assets
Beginning of Period	744,123	752,472
End of Period[3]	823,082	744,123

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $28,000, $2,594,000, and $0, respectively.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,116,000 and $5,727,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $3,047,000 and $1,898,000.

10

Vanguard Small Company Growth Portfolio

Financial Highlights

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.61	$19.48	$16.91	$11.99	$16.43
Investment Operations
Net Investment Income (Loss)	.095	.070	(.001)	.014	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.000	1.031	2.586	4.909	(3.80)
Total from Investment Operations	2.095	1.101	2.585	4.923	(3.80)
Distributions
Dividends from Net Investment Income	(.075)	—	(.015)	(.003)	(.12)
Distributions from Realized Capital Gains	(2.310)	(.971)	—	—	(.52)
Total Distributions	(2.385)	(.971)	(.015)	(.003)	(.64)
Net Asset Value, End of Period	$19.32	$19.61	$19.48	$16.91	$11.99

Total Return	10.21%	6.26%	15.30%	41.07%	–24.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$823	$744	$752	$621	$383
Ratio of Total Expenses to
Average Net Assets[1]	0.38%	0.40%	0.46%	0.55%	0.57%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.51%	0.35%	(0.01%)	0.09%	0.05%
Portfolio Turnover Rate	79%	71%	80%	64%	58%

1 Includes performance-based advisory fee increases (decreases) of (0.04%), (0.02%), 0.04%, 0.08%, and 0.07%. See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before a decrease of $307,000 (0.04%) based on performance.

12

Vanguard Small Company Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $79,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $21,076,000 of ordinary income and $57,629,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $782,112,000. Net unrealized appreciation of investment securities for tax purposes was $72,724,000, consisting of unrealized gains of $113,989,000 on securities that had risen in value since their purchase and $41,265,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	165	13,116	123
Russell 2000 Index	30	11,924	(58)
E-mini S&P MidCap 400 Index	107	8,681	(3)
S&P MidCap 400 Index	5	2,028	(33)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended December 31, 2006, the portfolio purchased $601,604,000 of investment securities and sold $608,625,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at December 31, 2006, was $24,673,000, for which the portfolio received cash collateral of $26,423,000.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	8,691	4,616
Issued in Lieu of Cash Distributions	4,635	2,107
Redeemed	(8,661)	(7,410)
Net Increase (Decrease) in Shares Outstanding	4,665	(687)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

13

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Small Company Growth Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $70,113,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 11.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,045.45	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned 4.4% in the past year’s unusual interest rate environment. The return consisted of a 0.2 percentage point increase in the portfolio’s capital value and an income return of 4.2%.

The portfolio met its objective of capturing the performance of its target index, the Lehman Brothers Aggregate Bond Index, which tracks the performance of taxable bonds of all types and maturities. The portfolio also surpassed the average return of competing funds.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The table below displays the total returns for the Total Bond Market Index Portfolio and its comparative standards in 2006. The table also shows their longer-term returns and what would have happened to a hypothetical $10,000 investment in each over the ten years ended December 31.

At year-end 2006, the portfolio yielded 4.97%, up 0.2 percentage point from its yield at the start of the period.

In 2006, bond returns shifted along with interest rates

The Total Bond Market Portfolio’s 4.4% return was the product of unusual dynamics in the fixed income market over the past year. During the first six months, the Federal Reserve Board raised its target for short-term interest rates in four steps. Short-term bond yields rose sharply, and the yields on longer-term securities drifted modestly higher. Because rising yields are synonymous with declining bond prices, most fixed income portfolios generated weak returns.

The Fed then suspended its rate-boosting campaign. Short-term interest rates remained high, but longer-term rates declined, and the fixed income market rallied. (These shifts left short-term interest rates above long-term interest rates—a mild but unusual inversion of the typical relationship.) The 12-month result was a return consistent with, if a bit below, the bond market’s long-term performance.

Your portfolio’s advisor, Vanguard Fixed Income Group, succeeded in capturing the market’s return (and even exceeding it modestly), a tribute to the group’s disciplined portfolio construction and execution methodologies. The portfolio’s market-tracking and peer-beating performance also reflected its low costs, which leave more of the portfolio’s return available to compound in your account.

Long-term performance is built on enduring strengths

These same characteristics—disciplined management and low costs—have contributed to the portfolio’s long-term success as well. During the past ten years, the portfolio has generated an annualized return of 6.0%, just a bit behind the return of the cost-free index, and 0.7 percentage point ahead of the peer-group average. Over that time, an initial investment of $10,000 in the portfolio would have compounded to a final value of $17,828. At the peer group’s average return, the same hypothetical investment would have finished the decade worth almost $1,000 less.

Total Returns
		Ten Years Ended December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Total Bond Market Index Portfolio	4.4%	6.0%	$17,828
Lehman Aggregate Bond Index	4.3	6.2	18,312
Average Intermediate
Investment Grade Debt Fund[1]	4.1	5.3	16,836

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your portfolio compared with its peer group
		Average Intermediate
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.99%

1	Derived from data provided by Lipper Inc.
2	Portfolio expense ratio reflects the 12 months ended December 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of December 31, 2006

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	1,852	7,134
Yield	5.0%	—
Yield to Maturity	5.3%[2]	5.4%
Average Coupon	5.5%	5.4%
Average Effective Maturity	6.9 years	7.0 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.5 years	4.5 years
Expense Ratio	0.16%	—
Short-Term Reserves	0%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	1.00
Beta	1.01

Sector Diversification[4] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	7%
Finance	8
Foreign	3
Government Mortgage-Backed	35
Industrial	8
Treasury/Agency	37
Utilities	2

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–5 Years	45
5–10 Years	41
10–20 Years	7
20–30 Years	6

Distribution by Credit Quality[3] (% of portfolio)

Aaa	81%
Aa	4
A	8
Baa	7

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1	Lehman Aggregate Bond Index.
2	Before expenses.
3	Source: Moody’s Investors Service.
4	The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: December 31, 1996–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	4.40%	4.65%	5.95%	$17,828
Lehman Aggregate Bond Index	4.33	5.06	6.24	18,312
Average Intermediate
Investment Grade Debt Fund[1]	4.06	4.46	5.35	16,836

Fiscal-Year Total Returns (%): December 31, 1996–December 31, 2006

1	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (71.0%)
U.S. Government Securities (26.4%)
U.S. Treasury Bond	10.375%	11/15/12	725	757
U.S. Treasury Bond	3.625%	5/15/13	100	94
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,332
U.S. Treasury Bond	13.250%	5/15/14	170	202
U.S. Treasury Bond	12.500%	8/15/14	275	327
U.S. Treasury Bond	11.250%	2/15/15	2,125	3,053
U.S. Treasury Bond	10.625%	8/15/15	5,585	7,901
U.S. Treasury Bond	9.875%	11/15/15	75	103
U.S. Treasury Bond	7.250%	5/15/16	35	42
U.S. Treasury Bond	8.750%	5/15/17	5,150	6,814
U.S. Treasury Bond	8.875%	8/15/17	12,275	16,424
U.S. Treasury Bond	9.125%	5/15/18	375	516
U.S. Treasury Bond	9.000%	11/15/18	25	34
U.S. Treasury Bond	8.875%	2/15/19	4,385	5,999
U.S. Treasury Bond	8.125%	8/15/19	3,470	4,535
U.S. Treasury Bond	8.500%	2/15/20	90	122
U.S. Treasury Bond	8.750%	8/15/20	1,625	2,247
U.S. Treasury Bond	7.875%	2/15/21	55	72
U.S. Treasury Bond	8.125%	5/15/21	85	113
U.S. Treasury Bond	8.125%	8/15/21	225	300
U.S. Treasury Bond	8.000%	11/15/21	1,220	1,618
U.S. Treasury Bond	7.250%	8/15/22	210	263
U.S. Treasury Bond	7.625%	11/15/22	1,140	1,480
U.S. Treasury Bond	7.125%	2/15/23	1,470	1,830
U.S. Treasury Bond	7.625%	2/15/25	4,225	5,592
U.S. Treasury Bond	6.875%	8/15/25	150	186
U.S. Treasury Bond	6.000%	2/15/26	75	85
U.S. Treasury Bond	6.750%	8/15/26	11,455	14,093
U.S. Treasury Bond	6.625%	2/15/27	2,315	2,821
U.S. Treasury Bond	6.375%	8/15/27	210	250
U.S. Treasury Bond	5.500%	8/15/28	225	243
U.S. Treasury Bond	5.250%	11/15/28	110	115
U.S. Treasury Bond	6.125%	8/15/29	2,730	3,192
U.S. Treasury Bond	6.250%	5/15/30	4,950	5,900

U.S. Treasury Bond	5.375%	2/15/31	900	965
U.S. Treasury Bond	4.500%	2/15/36	25	24
U.S. Treasury Note	4.375%	12/31/07	900	895
U.S. Treasury Note	4.375%	1/31/08	10,300	10,231
U.S. Treasury Note	3.375%	2/15/08	3,500	3,439
U.S. Treasury Note	5.500%	2/15/08	125	126
U.S. Treasury Note	4.625%	2/29/08	9,575	9,533
U.S. Treasury Note	4.625%	3/31/08	8,250	8,215
U.S. Treasury Note	4.875%	4/30/08	800	799
U.S. Treasury Note	3.750%	5/15/08	875	862
U.S. Treasury Note	5.625%	5/15/08	25	25
U.S. Treasury Note	4.875%	5/31/08	5,125	5,122
U.S. Treasury Note	5.125%	6/30/08	125	125
U.S. Treasury Note	5.000%	7/31/08	300	300
U.S. Treasury Note	4.875%	8/31/08	1,050	1,050
U.S. Treasury Note	4.625%	9/30/08	20,450	20,370
U.S. Treasury Note	3.125%	10/15/08	550	534
U.S. Treasury Note	3.375%	11/15/08	5,250	5,116
U.S. Treasury Note	4.375%	11/15/08	8,350	8,282
U.S. Treasury Note	3.250%	1/15/09	975	946
U.S. Treasury Note	3.000%	2/15/09	960	926

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Note	4.500%	2/15/09	3,275	3,255
U.S. Treasury Note	3.875%	5/15/09	265	260
U.S. Treasury Note	4.875%	5/15/09	275	276
U.S. Treasury Note	4.000%	6/15/09	350	344
U.S. Treasury Note	3.625%	7/15/09	755	735
U.S. Treasury Note	3.500%	8/15/09	1,300	1,261
U.S. Treasury Note	4.875%	8/15/09	450	451
U.S. Treasury Note	6.000%	8/15/09	1,375	1,416
U.S. Treasury Note	3.375%	10/15/09	7,765	7,492
U.S. Treasury Note	3.500%	12/15/09	725	701
U.S. Treasury Note	3.500%	2/15/10	1,150	1,110
U.S. Treasury Note	6.500%	2/15/10	16,975	17,832
U.S. Treasury Note	4.000%	3/15/10	3,225	3,157
U.S. Treasury Note	4.000%	4/15/10	825	807
U.S. Treasury Note	3.875%	5/15/10	775	755
U.S. Treasury Note	4.125%	8/15/10	2,020	1,982
U.S. Treasury Note	3.875%	9/15/10	1,450	1,409
U.S. Treasury Note	4.250%	10/15/10	160	158
U.S. Treasury Note	4.500%	11/15/10	135	134
U.S. Treasury Note	4.375%	12/15/10	455	450
U.S. Treasury Note	4.250%	1/15/11	9,725	9,564
U.S. Treasury Note	4.500%	2/28/11	2,035	2,020
U.S. Treasury Note	4.750%	3/31/11	1,500	1,502
U.S. Treasury Note	4.875%	4/30/11	6,200	6,240
U.S. Treasury Note	5.125%	6/30/11	50	51
U.S. Treasury Note	4.875%	7/31/11	1,625	1,636
U.S. Treasury Note	4.500%	9/30/11	3,355	3,326
U.S. Treasury Note	4.625%	10/31/11	8,575	8,543
U.S. Treasury Note	4.875%	2/15/12	50	50
U.S. Treasury Note	4.375%	8/15/12	50	49
U.S. Treasury Note	4.000%	11/15/12	900	869
U.S. Treasury Note	3.875%	2/15/13	3,295	3,154
U.S. Treasury Note	4.250%	8/15/13	2,275	2,218
U.S. Treasury Note	4.250%	11/15/13	185	180
U.S. Treasury Note	4.000%	2/15/14	25	24
U.S. Treasury Note	4.750%	5/15/14	4,750	4,763
U.S. Treasury Note	4.250%	8/15/14	14,200	13,785
U.S. Treasury Note	4.250%	11/15/14	1,085	1,053
U.S. Treasury Note	4.875%	8/15/16	5	5
				269,557

Agency Bonds and Notes (10.3%)
	Agency for International Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	350	338
1	Federal Farm Credit Bank	3.000%	12/17/07	275	269
1	Federal Farm Credit Bank	3.375%	7/15/08	200	195
1	Federal Farm Credit Bank	3.750%	1/15/09	225	219
1	Federal Farm Credit Bank	4.125%	4/15/09	175	172
1	Federal Farm Credit Bank	5.000%	10/23/09	250	250
1	Federal Farm Credit Bank	5.375%	7/18/11	550	559
1	Federal Farm Credit Bank	4.875%	12/16/15	175	173
1	Federal Farm Credit Bank	5.125%	8/25/16	100	101
1	Federal Home Loan Bank	4.850%	2/6/08	1,350	1,345
1	Federal Home Loan Bank	3.375%	2/15/08	1,000	980
1	Federal Home Loan Bank	5.125%	4/16/08	500	500
1	Federal Home Loan Bank	4.125%	4/18/08	2,500	2,468
1	Federal Home Loan Bank	5.125%	6/13/08	1,000	1,000
1	Federal Home Loan Bank	5.125%	6/18/08	4,000	4,001
1	Federal Home Loan Bank	5.125%	8/8/08	500	500
1	Federal Home Loan Bank	3.875%	8/22/08	4,000	3,923
1	Federal Home Loan Bank	5.800%	9/2/08	1,500	1,517
1	Federal Home Loan Bank	5.865%	9/2/08	1,100	1,112
1	Federal Home Loan Bank	5.375%	7/17/09	375	378
1	Federal Home Loan Bank	5.000%	12/11/09	125	125
1	Federal Home Loan Bank	3.875%	1/15/10	375	364
1	Federal Home Loan Bank	4.375%	3/17/10	600	589
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	1,999
1	Federal Home Loan Bank	4.875%	11/18/11	400	398
1	Federal Home Loan Bank	5.750%	5/15/12	575	597
1	Federal Home Loan Bank	4.500%	11/15/12	875	856

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Bank	5.125%	8/14/13	1,925	1,940
1	Federal Home Loan Bank	4.500%	9/16/13	1,800	1,749
1	Federal Home Loan Bank	5.250%	6/18/14	475	484
1	Federal Home Loan Bank	5.375%	5/18/16	1,800	1,850
1	Federal Home Loan Bank	5.625%	6/13/16	75	78
1	Federal Home Loan Bank	4.750%	12/16/16	1,125	1,102
1	Federal Home Loan Bank	5.250%	12/11/20	250	252
1	Federal Home Loan Mortgage Corp.	5.750%	4/15/08	2,750	2,770
1	Federal Home Loan Mortgage Corp.	3.875%	6/15/08	7,000	6,881
1	Federal Home Loan Mortgage Corp.	5.250%	5/21/09	2,500	2,514
1	Federal Home Loan Mortgage Corp.	6.625%	9/15/09	3,750	3,903
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	150	149
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	2,200	2,290
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	250	253
1	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	2,250	2,328
1	Federal Home Loan Mortgage Corp.	5.125%	7/15/12	1,100	1,108
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,300	1,269
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	350	341
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	1,850	1,842
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	3,500	3,515
1	Federal Home Loan Mortgage Corp.	5.125%	10/18/16	1,000	1,009
1	Federal Home Loan Mortgage Corp.	5.000%	12/14/18	615	600
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	482
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,025	1,243
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	425	490
1	Federal National Mortgage Assn.	6.000%	5/15/08	2,825	2,857
1	Federal National Mortgage Assn.	3.875%	7/15/08	5,500	5,401
1	Federal National Mortgage Assn.	5.000%	9/15/08	3,000	2,996
1	Federal National Mortgage Assn.	4.500%	10/15/08	2,000	1,981
1	Federal National Mortgage Assn.	4.875%	4/15/09	750	748
1	Federal National Mortgage Assn.	6.625%	9/15/09	5,060	5,267
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,199
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,172
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	417
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,020
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,025	1,027
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,526
1	Federal National Mortgage Assn.	4.375%	9/15/12	550	534
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	492
1	Federal National Mortgage Assn.	4.375%	3/15/13	475	460
1	Federal National Mortgage Assn.	4.625%	5/1/13	475	461
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	2,891
1	Federal National Mortgage Assn.	5.000%	3/15/16	575	576
1	Federal National Mortgage Assn.	5.250%	9/15/16	650	661
1	Federal National Mortgage Assn.	4.875%	12/15/16	1,500	1,485
1	Federal National Mortgage Assn.	7.125%	1/15/30	1,425	1,792
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	383
1	Federal National Mortgage Assn.	6.625%	11/15/30	600	718
	Private Export Funding Corp.	7.200%	1/15/10	400	424

	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	150	153
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	50	51
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	75	75
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,260
1	Tennessee Valley Auth.	4.650%	6/15/35	175	160
1	Tennessee Valley Auth.	5.375%	4/1/56	50	51
					105,608
Mortgage-Backed Securities (34.3%)
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	8/1/08–9/1/20	5,200	4,921
[1,2]	Federal Home Loan Mortgage Corp.	4.500%	3/1/09–8/1/35	17,949	17,269
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	3/1/08–1/1/37	41,040	39,875
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	1/1/07–1/1/37	35,063	34,805
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	7/1/08–7/1/36	16,498	16,648
[1,2]	Federal Home Loan Mortgage Corp.	6.500%	2/1/08–10/1/36	6,182	6,306
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	9/1/07–9/1/36	3,287	3,376
[1,2]	Federal Home Loan Mortgage Corp.	7.500%	10/1/09–12/1/30	381	391
[1,2]	Federal Home Loan Mortgage Corp.	8.000%	10/1/09–7/1/30	291	303
[1,2]	Federal Home Loan Mortgage Corp.	8.500%	3/1/23–11/1/30	99	106
[1,2]	Federal Home Loan Mortgage Corp.	9.000%	5/1/27–5/1/30	12	13
[1,2]	Federal Home Loan Mortgage Corp.	9.500%	1/1/25–2/1/25	6	7
[1,2]	Federal Home Loan Mortgage Corp.	10.000%	3/1/17–11/1/19	5	7

Vanguard Total Bond Market Index Portfolio

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	4.000%	12/1/10–6/1/19	1,983	1,886
[1,2]	Federal National Mortgage Assn.	4.500%	9/1/11–10/1/35	15,846	15,171
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–1/1/37	55,544	53,934
[1,2]	Federal National Mortgage Assn.	5.500%	3/1/17–1/1/37	63,946	63,410
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–1/1/37	38,587	38,885
[1,2]	Federal National Mortgage Assn.	6.500%	8/1/08–1/1/37	13,104	13,357
[1,2]	Federal National Mortgage Assn.	7.000%	10/1/07–6/1/34	1,382	1,423
[1,2]	Federal National Mortgage Assn.	7.500%	1/1/07–7/1/32	400	413
[1,2]	Federal National Mortgage Assn.	8.000%	2/1/08–11/1/30	149	154
[1,2]	Federal National Mortgage Assn.	8.500%	7/1/22–4/1/31	60	63
[1,2]	Federal National Mortgage Assn.	9.000%	6/1/22–12/1/24	14	15
[1,2]	Federal National Mortgage Assn.	9.500%	12/1/18–2/1/25	13	14
[1,2]	Federal National Mortgage Assn.	10.000%	8/1/20–8/1/21	4	4
[1,2]	Federal National Mortgage Assn.	10.500%	8/1/20	2	2
2	Government National Mortgage Assn.	4.500%	8/15/18–8/15/35	890	852
2	Government National Mortgage Assn.	5.000%	3/15/18–1/1/37	8,252	8,038
2	Government National Mortgage Assn.	5.500%	6/15/18–9/20/36	12,623	12,566
2	Government National Mortgage Assn.	6.000%	3/15/09–1/1/37	9,917	10,047
2	Government National Mortgage Assn.	6.500%	7/15/09–9/20/36	3,533	3,627
2	Government National Mortgage Assn.	7.000%	10/15/08–8/20/36	1,180	1,222
2	Government National Mortgage Assn.	7.500%	5/15/08–1/15/31	341	354
2	Government National Mortgage Assn.	8.000%	3/15/08–12/15/30	207	217
2	Government National Mortgage Assn.	8.500%	7/15/09–7/15/30	61	64
2	Government National Mortgage Assn.	9.000%	4/15/16–7/15/30	105	111
2	Government National Mortgage Assn.	9.500%	4/15/17–12/15/21	16	18
2	Government National Mortgage Assn.	10.000%	5/15/20	2	2
2	Government National Mortgage Assn.	10.500%	5/15/19	13	14
2	Government National Mortgage Assn.	11.000%	10/15/15	5	6
2	Government National Mortgage Assn.	11.500%	2/15/13	3	3
349,899
Total U.S. Government and Agency Obligations (Cost $726,602)	725,064
Corporate Bonds (26.1%)
Asset-Backed/Commercial Mortgage-Backed Securities (8.2%)
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	2,100	2,122
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.405%	12/11/40	375	375
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.155%	10/12/42	1,000	990
[2,3]	Capital One Master Trust	5.540%	10/15/10	3,195	3,199
[2,3]	Chase Issuance Trust	5.360%	12/15/10	7,000	7,003
2	Chase Issuance Trust	4.650%	12/17/12	800	791
[2,4]	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	500	591
[2,4]	Commercial Mortgage Lease-Backed Certificate	6.746%	6/20/31	917	953
2	Countrywide Home Loans	4.046%	5/25/33	337	331
2	Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/18/35	3,500	3,597
2	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	850	834
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	700	701
[2,3]	DaimlerChrysler Master Owner Trust	5.360%	8/17/09	8,500	8,501
[2,3]	Discover Card Master Trust I	5.370%	5/15/10	4,000	4,002
[2,3]	Discover Card Master Trust I	5.460%	11/17/09	3,000	3,001
2	First Union National Bank Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,180
[2,3]	Fleet Credit Card Master Trust II	5.490%	4/15/10	4,500	4,506
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	375	372
2	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	1,377	1,391

2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	1,350	1,353
2	GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,453
[2,3]	Gracechurch Card Funding PLC	5.360%	9/15/10	2,500	2,503
[2,3]	Gracechurch Card Funding PLC	5.460%	3/15/10	5,000	5,011
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	1,300	1,293
2	Honda Auto Receivables Owner Trust	5.300%	7/21/10	500	505
2	JPMorgan Chase Commercial Mortgage Securities	4.200%	7/12/35	1,405	1,363
2	JPMorgan Chase Commercial Mortgage Securities	4.697%	7/15/42	2,000	1,933
2	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	1,500	1,443
2	LB-UBS Commercial Mortgage Trust	4.885%	9/15/30	1,950	1,926
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	250	248
[2,3]	MBNA Credit Card Master Note Trust	5.350%	12/15/10	2,000	2,001
2	MBNA Credit Card Master Note Trust	4.950%	6/15/09	1,200	1,200
2	MBNA Credit Card Master Note Trust	4.300%	2/15/11	250	247
2	MBNA Master Credit Card Trust	7.000%	2/15/12	400	419
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,188

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,598
2	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	2,500	2,567
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	200	198
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	200	195
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	600	600
2	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	2,000	2,104
2	PSE&G Transition Funding LLC	6.890%	12/15/17	500	558
2	Salomon Brothers Mortgage Securities VII	4.117%	9/25/33	871	865
2	USAA Auto Owner Trust	4.550%	2/16/10	550	546
2	USAA Auto Owner Trust	5.360%	2/15/11	750	753
2	Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	850	847
2	Wachovia Auto Owner Trust	4.790%	4/20/10	800	797
2	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	2,000	1,945
2	World Omni Auto Receivables Trust	3.540%	6/12/09	469	465
					84,564

Finance (7.8%)
	Banking (3.3%)
	Abbey National PLC	7.950%	10/26/29	150	190
	AmSouth Bank NA	5.200%	4/1/15	150	147
	BB&T Corp.	6.500%	8/1/11	125	131
	BB&T Corp.	4.750%	10/1/12	125	122
	BB&T Corp.	5.200%	12/23/15	125	123
	BB&T Corp.	5.625%	9/15/16	175	178
	BB&T Corp.	4.900%	6/30/17	75	72
	BB&T Corp.	6.750%	6/7/36	175	192
	Bank One Corp.	2.625%	6/30/08	50	48
	Bank One Corp.	6.000%	2/17/09	1,000	1,016
	Bank One Corp.	7.875%	8/1/10	50	54
	Bank One Corp.	5.250%	1/30/13	50	50
	Bank of America Corp.	3.375%	2/17/09	250	242
	Bank of America Corp.	4.250%	10/1/10	150	146
	Bank of America Corp.	4.375%	12/1/10	100	97
	Bank of America Corp.	6.250%	4/15/12	350	366
	Bank of America Corp.	5.375%	6/15/14	345	347
	Bank of America Corp.	5.125%	11/15/14	680	673
	Bank of America Corp.	5.250%	12/1/15	200	197
	Bank of America Corp.	5.750%	8/15/16	100	103
	Bank of America Corp.	5.625%	10/14/16	100	102
4	Bank of America Corp.	5.420%	3/15/17	100	99
	Bank of America Corp.	5.625%	3/8/35	75	70
	Bank of New York Co., Inc.	3.750%	2/15/08	250	246
	Bank of New York Co., Inc.	4.950%	3/15/15	200	195
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	191
	BankAmerica Corp.	5.875%	2/15/09	300	305
	Barclays Bank PLC	6.278%	12/29/49	80	79
	Charter One Bank N.A.	5.500%	4/26/11	300	303
	Citicorp Capital II	8.015%	2/15/27	500	521
	Citigroup, Inc.	6.500%	2/15/08	100	101
	Citigroup, Inc.	3.625%	2/9/09	25	24
	Citigroup, Inc.	4.250%	7/29/09	200	196

Citigroup, Inc.	4.625%	8/3/10	600	590
Citigroup, Inc.	6.500%	1/18/11	100	105
Citigroup, Inc.	5.100%	9/29/11	700	698
Citigroup, Inc.	6.000%	2/21/12	150	156
Citigroup, Inc.	5.625%	8/27/12	100	102
Citigroup, Inc.	5.125%	5/5/14	50	50
Citigroup, Inc.	5.000%	9/15/14	500	488
Citigroup, Inc.	4.700%	5/29/15	50	48
Citigroup, Inc.	5.300%	1/7/16	225	224
Citigroup, Inc.	6.625%	6/15/32	100	112
Citigroup, Inc.	5.875%	2/22/33	100	101
Citigroup, Inc.	6.000%	10/31/33	250	259
Citigroup, Inc.	6.125%	8/25/36	175	184
Colonial Bank NA	6.375%	12/1/15	50	51
Comerica Bank	5.200%	8/22/17	75	72
Compass Bank	5.900%	4/1/26	50	50
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	675	669
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	150	150
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	250	260

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	400	422
Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	65	64
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	375	364
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	235	232
Deutsche Bank Financial LLC	5.375%	3/2/15	300	300
Fifth Third Bank	4.200%	2/23/10	100	97
Fifth Third Bank	4.750%	2/1/15	325	311
First Tennessee Bank	5.050%	1/15/15	50	48
FirstStar Bank	7.125%	12/1/09	250	263
Fleet Boston Financial Corp.	3.850%	2/15/08	300	295
Fleet Capital Trust II	7.920%	12/11/26	400	413
HSBC Bank USA	5.625%	8/15/35	250	243
HSBC Holdings PLC	7.500%	7/15/09	350	369
HSBC Holdings PLC	7.625%	5/17/32	100	122
HSBC Holdings PLC	7.350%	11/27/32	100	118
HSBC Holdings PLC	6.500%	5/2/36	350	378
JPM Capital Trust	6.550%	9/29/36	125	128
JPM Capital Trust II	7.950%	2/1/27	50	52
JPMorgan Capital Trust	5.875%	3/15/35	200	195
JPMorgan Chase & Co.	3.700%	1/15/08	400	394
JPMorgan Chase & Co.	3.625%	5/1/08	330	323
JPMorgan Chase & Co.	4.500%	1/15/12	100	97
JPMorgan Chase & Co.	6.625%	3/15/12	50	53
JPMorgan Chase & Co.	5.750%	1/2/13	50	51
JPMorgan Chase & Co.	4.875%	3/15/14	230	223
JPMorgan Chase & Co.	5.125%	9/15/14	410	404
JPMorgan Chase & Co.	4.750%	3/1/15	50	48
JPMorgan Chase & Co.	5.250%	5/1/15	525	520
JPMorgan Chase & Co.	5.150%	10/1/15	250	246
JPMorgan Chase & Co.	5.875%	6/13/16	25	26
JPMorgan Chase & Co.	5.850%	8/1/35	150	146
Key Bank NA	5.800%	7/1/14	125	127
Key Bank NA	4.950%	9/15/15	150	144
Key Bank NA	5.450%	3/3/16	150	149
MBNA America Bank NA	5.375%	1/15/08	500	501
MBNA Corp.	6.125%	3/1/13	125	130
Marshall & Ilsley Bank	4.850%	6/16/15	275	265
Mellon Bank NA	4.750%	12/15/14	50	48
Mellon Funding Corp.	5.000%	12/1/14	300	294
NB Capital Trust IV	8.250%	4/15/27	200	209
National City Corp.	3.200%	4/1/08	500	488
North Fork Bancorp., Inc.	5.875%	8/15/12	150	153
PNC Bank NA	4.875%	9/21/17	325	309
PNC Funding Corp.	5.250%	11/15/15	100	99
Popular North America, Inc.	4.250%	4/1/08	100	99
Regions Financial Corp.	4.500%	8/8/08	100	99
Regions Financial Corp.	7.750%	3/1/11	300	327
Regions Financial Corp.	6.375%	5/15/12	100	105
Royal Bank of Canada	4.125%	1/26/10	225	219
Royal Bank of Canada	5.650%	7/20/11	100	102

	Royal Bank of Scotland Group PLC	7.648%	8/29/49	450	528
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	300	294
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	50	49
	Santander Central Hispano Issuances	7.625%	9/14/10	375	404
	Santander Finance Issuances	6.375%	2/15/11	50	52
	Sanwa Bank Ltd.	8.350%	7/15/09	100	107
	Sanwa Bank Ltd.	7.400%	6/15/11	500	541
	Southtrust Corp.	5.800%	6/15/14	50	51
4	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	195
	Sumitomo Bank International Finance NV	8.500%	6/15/09	150	161
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	195	217
	SunTrust Banks, Inc.	5.000%	9/1/15	100	98
	SunTrust Banks, Inc.	5.450%	12/1/17	300	299
	Suntrust Capital	6.100%	12/15/36	50	49
	Swiss Bank Corp.	7.000%	10/15/15	250	279
	Swiss Bank Corp.	7.375%	6/15/17	100	117
	Synovus Financial Corp.	5.125%	6/15/17	125	121
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	161
	US Bank NA	4.950%	10/30/14	725	708
	Union Bank of California NA	5.950%	5/11/16	100	103

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	UnionBanCal Corp.	5.250%	12/16/13	50	49
	Wachovia Bank NA	4.875%	2/1/15	270	261
	Wachovia Corp.	3.625%	2/17/09	400	388
	Wachovia Corp.	4.375%	6/1/10	200	196
	Wachovia Corp.	7.800%	8/18/10	75	81
	Wachovia Corp.	5.300%	10/15/11	100	100
	Wachovia Corp.	4.875%	2/15/14	50	48
	Wachovia Corp.	5.250%	8/1/14	205	202
	Wachovia Corp.	5.625%	10/15/16	125	126
4	Wachovia Corp.	8.000%	12/15/26	600	620
	Wachovia Corp.	5.500%	8/1/35	100	96
	Washington Mutual Bank	6.875%	6/15/11	425	450
	Washington Mutual Bank	5.500%	1/15/13	300	300
	Washington Mutual Bank	5.650%	8/15/14	125	125
	Washington Mutual Bank	5.125%	1/15/15	50	49
	Washington Mutual, Inc.	4.200%	1/15/10	150	146
	Washington Mutual, Inc.	5.000%	3/22/12	175	172
	Washington Mutual, Inc.	5.250%	9/15/17	50	48
	Wells Fargo & Co.	5.250%	12/1/07	450	448
	Wells Fargo & Co.	4.125%	3/10/08	900	889
	Wells Fargo & Co.	3.125%	4/1/09	50	48
	Wells Fargo & Co.	4.200%	1/15/10	175	170
	Wells Fargo & Co.	4.875%	1/12/11	225	223
	Wells Fargo & Co.	5.300%	8/26/11	75	76
	Wells Fargo & Co.	4.950%	10/16/13	350	343
	Wells Fargo & Co.	4.625%	4/15/14	75	72
	Wells Fargo & Co.	5.000%	11/15/14	50	49
	Wells Fargo & Co.	5.375%	2/7/35	200	192
	Wells Fargo Bank NA	4.750%	2/9/15	325	313
	Wells Fargo Bank NA	5.950%	8/26/36	50	52
	World Savings Bank, FSB	4.125%	3/10/08	200	197
	World Savings Bank, FSB	4.125%	12/15/09	150	146
	Zions Bancorp.	5.500%	11/16/15	175	173

	Brokerage (1.3%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	151
	Ameriprise Financial Inc.	5.650%	11/15/15	125	126
	Bear Stearns Co., Inc.	4.000%	1/31/08	75	74
	Bear Stearns Co., Inc.	4.550%	6/23/10	25	25
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	229
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	50
	Bear Stearns Co., Inc.	5.550%	1/22/17	650	650
	Goldman Sachs Group, Inc.	3.875%	1/15/09	55	54
	Goldman Sachs Group, Inc.	6.650%	5/15/09	500	517
	Goldman Sachs Group, Inc.	7.350%	10/1/09	300	317
	Goldman Sachs Group, Inc.	4.500%	6/15/10	365	358
	Goldman Sachs Group, Inc.	6.600%	1/15/12	250	264
	Goldman Sachs Group, Inc.	5.700%	9/1/12	150	153
	Goldman Sachs Group, Inc.	5.250%	4/1/13	300	299
	Goldman Sachs Group, Inc.	4.750%	7/15/13	100	97
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	133

Goldman Sachs Group, Inc.	5.000%	10/1/14	75	73
Goldman Sachs Group, Inc.	5.500%	11/15/14	225	225
Goldman Sachs Group, Inc.	5.125%	1/15/15	65	64
Goldman Sachs Group, Inc.	5.350%	1/15/16	500	496
Goldman Sachs Group, Inc.	5.750%	10/1/16	350	356
Goldman Sachs Group, Inc.	5.950%	1/15/27	125	124
Goldman Sachs Group, Inc.	6.125%	2/15/33	125	128
Goldman Sachs Group, Inc.	6.345%	2/15/34	400	405
Goldman Sachs Group, Inc.	6.450%	5/1/36	225	236
Janus Capital Group	5.875%	9/15/11	75	76
Jefferies Group Inc.	6.250%	1/15/36	175	170
Lehman Brothers Holdings, Inc.	4.000%	1/22/08	350	346
Lehman Brothers Holdings, Inc.	7.000%	2/1/08	300	305
Lehman Brothers Holdings, Inc.	3.500%	8/7/08	50	49
Lehman Brothers Holdings, Inc.	3.600%	3/13/09	200	194
Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	24
Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	149
Lehman Brothers Holdings, Inc.	6.625%	1/18/12	100	106
Lehman Brothers Holdings, Inc.	5.750%	5/17/13	300	307

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lehman Brothers Holdings, Inc.	5.500%	4/4/16	425	426
Lehman Brothers Holdings, Inc.	5.750%	1/3/17	150	152
Merrill Lynch & Co., Inc.	3.700%	4/21/08	50	49
Merrill Lynch & Co., Inc.	3.125%	7/15/08	475	461
Merrill Lynch & Co., Inc.	4.125%	1/15/09	50	49
Merrill Lynch & Co., Inc.	6.000%	2/17/09	100	102
Merrill Lynch & Co., Inc.	4.250%	2/8/10	200	195
Merrill Lynch & Co., Inc.	4.790%	8/4/10	270	267
Merrill Lynch & Co., Inc.	5.770%	7/25/11	25	26
Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	123
Merrill Lynch & Co., Inc.	5.450%	7/15/14	25	25
Merrill Lynch & Co., Inc.	5.000%	1/15/15	300	293
Merrill Lynch & Co., Inc.	5.300%	9/30/15	175	174
Merrill Lynch & Co., Inc.	6.050%	5/16/16	225	233
Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	81
Merrill Lynch & Co., Inc.	6.220%	9/15/26	250	260
Morgan Stanley Dean Witter	4.000%	1/15/10	750	726
Morgan Stanley Dean Witter	4.250%	5/15/10	400	389
Morgan Stanley Dean Witter	5.050%	1/21/11	75	75
Morgan Stanley Dean Witter	6.750%	4/15/11	250	265
Morgan Stanley Dean Witter	5.625%	1/9/12	225	229
Morgan Stanley Dean Witter	6.600%	4/1/12	250	265
Morgan Stanley Dean Witter	4.750%	4/1/14	525	504
Morgan Stanley Dean Witter	5.375%	10/15/15	175	174
Morgan Stanley Dean Witter	5.750%	10/18/16	300	305
Morgan Stanley Dean Witter	6.250%	8/9/26	175	185
Morgan Stanley Dean Witter	7.250%	4/1/32	150	178

Finance Companies (1.8%)
Allied Capital Corp.	6.000%	4/1/12	75	74
American Express Centurion Bank	4.375%	7/30/09	225	221
American Express Co.	5.250%	9/12/11	100	100
American Express Co.	5.500%	9/12/16	100	101
American Express Co.	6.800%	9/1/66	200	213
American Express Credit Corp.	3.000%	5/16/08	50	49
American Express Credit Corp.	5.000%	12/2/10	150	149
American General Finance Corp.	3.875%	10/1/09	225	217
American General Finance Corp.	4.875%	5/15/10	100	99
American General Finance Corp.	4.875%	7/15/12	25	24
American General Finance Corp.	5.850%	6/1/13	405	414
American General Finance Corp.	5.750%	9/15/16	425	430
CIT Group Co. of Canada	4.650%	7/1/10	350	342
CIT Group Co. of Canada	5.200%	6/1/15	125	122
CIT Group Co. of Canada	5.600%	11/2/11	75	76
CIT Group, Inc.	5.000%	11/24/08	175	174
CIT Group, Inc.	4.250%	2/1/10	100	97
CIT Group, Inc.	5.200%	11/3/10	100	100
CIT Group, Inc.	5.600%	4/27/11	125	126
CIT Group, Inc.	7.750%	4/2/12	125	138
CIT Group, Inc.	5.400%	3/7/13	50	50
CIT Group, Inc.	5.000%	2/1/15	100	96

CIT Group, Inc.	5.400%	1/30/16	50	49
CIT Group, Inc.	5.850%	9/15/16	100	101
CIT Group, Inc.	6.000%	4/1/36	75	74
Capital One Bank	4.875%	5/15/08	125	124
Capital One Bank	4.250%	12/1/08	175	172
Capital One Bank	5.750%	9/15/10	175	178
Capital One Capital III	7.686%	8/15/36	125	141
Capital One Financial	5.700%	9/15/11	100	102
Capital One Financial	4.800%	2/21/12	100	97
Capital One Financial	5.500%	6/1/15	25	25
Capital One Financial	6.150%	9/1/16	125	130
Capital One Financial	5.250%	2/21/17	50	48
Countrywide Financial Corp.	6.250%	5/15/16	100	102
Countrywide Home Loan	3.250%	5/21/08	50	49
Countrywide Home Loan	4.125%	9/15/09	225	219
Countrywide Home Loan	4.000%	3/22/11	250	237
General Electric Capital Corp.	4.250%	1/15/08	125	124
General Electric Capital Corp.	3.500%	5/1/08	700	684
General Electric Capital Corp.	3.600%	10/15/08	70	68

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.125%	4/1/09	200	192
	General Electric Capital Corp.	3.250%	6/15/09	575	551
	General Electric Capital Corp.	4.125%	9/1/09	650	634
	General Electric Capital Corp.	4.625%	9/15/09	725	715
	General Electric Capital Corp.	5.250%	10/27/09	50	50
	General Electric Capital Corp.	6.125%	2/22/11	525	544
	General Electric Capital Corp.	5.500%	4/28/11	125	127
	General Electric Capital Corp.	5.875%	2/15/12	450	463
	General Electric Capital Corp.	4.375%	3/3/12	100	96
	General Electric Capital Corp.	4.250%	6/15/12	50	48
	General Electric Capital Corp.	5.650%	6/9/14	175	179
	General Electric Capital Corp.	5.000%	1/8/16	275	269
	General Electric Capital Corp.	6.750%	3/15/32	550	635
	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	101
	HSBC Finance Corp.	4.625%	1/15/08	175	174
	HSBC Finance Corp.	4.125%	3/11/08	50	49
	HSBC Finance Corp.	6.400%	6/17/08	225	229
	HSBC Finance Corp.	4.125%	12/15/08	500	490
	HSBC Finance Corp.	4.750%	5/15/09	775	768
	HSBC Finance Corp.	4.625%	9/15/10	125	123
	HSBC Finance Corp.	5.250%	1/14/11	225	225
	HSBC Finance Corp.	5.700%	6/1/11	300	305
	HSBC Finance Corp.	6.375%	10/15/11	375	392
	HSBC Finance Corp.	7.000%	5/15/12	275	296
	HSBC Finance Corp.	6.375%	11/27/12	75	79
	HSBC Finance Corp.	4.750%	7/15/13	100	97
	HSBC Finance Corp.	5.250%	1/15/14	50	50
	HSBC Finance Corp.	5.250%	4/15/15	50	49
	HSBC Finance Corp.	5.500%	1/19/16	125	126
	International Lease Finance Corp.	4.500%	5/1/08	250	247
	International Lease Finance Corp.	5.125%	11/1/10	175	174
	International Lease Finance Corp.	5.450%	3/24/11	50	50
	International Lease Finance Corp.	5.750%	6/15/11	450	457
	International Lease Finance Corp.	5.000%	9/15/12	100	98
	Residential Capital Corp.	6.125%	11/21/08	225	225
	Residential Capital Corp.	6.375%	6/30/10	200	203
	Residential Capital Corp.	6.000%	2/22/11	200	200
	Residential Capital Corp.	6.500%	4/17/13	350	355
	SLM Corp.	3.625%	3/17/08	125	122
	SLM Corp.	4.500%	7/26/10	50	49
	SLM Corp.	5.400%	10/25/11	450	450
	SLM Corp.	5.050%	11/14/14	450	436
	SLM Corp.	5.625%	8/1/33	75	72
	iStar Financial Inc.	5.650%	9/15/11	125	125
	iStar Financial Inc.	5.150%	3/1/12	250	244
4	iStar Financial Inc.	5.950%	10/15/13	50	50
	iStar Financial Inc.	5.875%	3/15/16	75	75

	Insurance (1.0%)
	ACE Capital Trust II	9.700%	4/1/30	50	69
	AEGON NV	4.750%	6/1/13	100	97
	AXA Financial, Inc.	7.750%	8/1/10	100	108

AXA SA	8.600%	12/15/30	150	194
Aetna, Inc.	7.875%	3/1/11	100	109
Aetna, Inc.	6.000%	6/15/16	175	180
Aetna, Inc.	6.625%	6/15/36	175	188
Allstate Corp.	5.000%	8/15/14	150	147
Allstate Corp.	6.125%	12/15/32	100	103
Allstate Corp.	5.550%	5/9/35	125	120
Allstate Corp.	5.950%	4/1/36	75	76
Ambac, Inc.	5.950%	12/5/35	200	199
American General Capital II	8.500%	7/1/30	100	128
American International Group, Inc.	2.875%	5/15/08	125	121
American International Group, Inc.	4.700%	10/1/10	100	98
American International Group, Inc.	5.375%	10/18/11	75	75
American International Group, Inc.	5.050%	10/1/15	100	98
American International Group, Inc.	5.600%	10/18/16	75	76
American International Group, Inc.	6.250%	5/1/36	175	187
Arch Capital Group Ltd.	7.350%	5/1/34	75	82
Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	73

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Assurant, Inc.	5.625%	2/15/14	25	25
Assurant, Inc.	6.750%	2/15/34	50	54
Axis Capital Holdings	5.750%	12/1/14	50	50
Berkshire Hathaway Finance Corp.	3.375%	10/15/08	75	73
Berkshire Hathaway Finance Corp.	4.125%	1/15/10	365	355
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	100	97
Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50	48
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	175	170
CIGNA Corp.	7.875%	5/15/27	50	59
CIGNA Corp.	6.150%	11/15/36	50	50
CNA Financial Corp.	6.000%	8/15/11	100	102
CNA Financial Corp.	5.850%	12/15/14	100	100
CNA Financial Corp.	6.500%	8/15/16	175	182
Cincinnati Financial Corp.	6.125%	11/1/34	150	153
Commerce Group, Inc.	5.950%	12/9/13	50	50
Fund American Cos., Inc.	5.875%	5/15/13	75	75
GE Global Insurance Holdings Corp.	6.450%	3/1/19	100	106
GE Global Insurance Holdings Corp.	7.000%	2/15/26	50	56
GE Global Insurance Holdings Corp.	7.750%	6/15/30	50	61
Genworth Financial, Inc.	4.750%	6/15/09	75	74
Genworth Financial, Inc.	5.750%	6/15/14	50	51
Genworth Financial, Inc.	6.500%	6/15/34	50	54
Genworth Financial, Inc.	6.150%	11/15/66	75	75
Hartford Financial Services Group, Inc.	5.250%	10/15/11	100	100
Hartford Financial Services Group, Inc.	5.500%	10/15/16	25	25
Hartford Financial Services Group, Inc.	5.950%	10/15/36	100	101
Hartford Financial Services Group, Inc.	6.100%	10/1/41	200	204
Humana Inc.	6.450%	6/1/16	150	154
ING Capital Funding Trust III	5.775%	12/8/49	150	150
ING USA Global	4.500%	10/1/10	325	317
John Hancock Financial Services	5.625%	12/1/08	100	101
Lincoln National Corp.	6.200%	12/15/11	100	104
Lincoln National Corp.	6.150%	4/7/36	150	155
Loews Corp.	6.000%	2/1/35	50	49
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	49
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	178
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	200	197
MetLife, Inc.	5.000%	11/24/13	50	49
MetLife, Inc.	5.000%	6/15/15	125	121
MetLife, Inc.	6.500%	12/15/32	175	190
MetLife, Inc.	6.375%	6/15/34	100	107
Principal Financial Group, Inc.	6.050%	10/15/36	100	103
Principal Life Income Funding	5.125%	3/1/11	125	124
Principal Life Income Funding	5.100%	4/15/14	100	98
Progressive Corp.	6.625%	3/1/29	125	138
Protective Life Secured Trust	3.700%	11/24/08	175	170
Prudential Financial, Inc.	4.500%	7/15/13	100	95
Prudential Financial, Inc.	5.100%	9/20/14	75	73
Prudential Financial, Inc.	5.500%	3/15/16	75	75
Prudential Financial, Inc.	5.750%	7/15/33	50	49

Prudential Financial, Inc.	5.400%	6/13/35	100	94
Prudential Financial, Inc.	5.900%	3/17/36	125	125
Prudential Financial, Inc.	5.700%	12/14/36	100	97
St. Paul Travelers Cos., Inc.	6.250%	6/20/16	150	158
Torchmark Corp.	6.375%	6/15/16	100	105
Travelers Property Casualty Corp.	3.750%	3/15/08	100	98
UnitedHealth Group, Inc.	4.125%	8/15/09	50	49
UnitedHealth Group, Inc.	5.250%	3/15/11	150	149
UnitedHealth Group, Inc.	5.000%	8/15/14	75	73
UnitedHealth Group, Inc.	4.875%	3/15/15	50	48
UnitedHealth Group, Inc.	5.800%	3/15/36	75	74
WellPoint Inc.	3.750%	12/14/07	25	25
WellPoint Inc.	4.250%	12/15/09	50	49
WellPoint Inc.	6.375%	1/15/12	100	104
WellPoint Inc.	6.800%	8/1/12	150	160
WellPoint Inc.	5.000%	12/15/14	25	24
WellPoint Inc.	5.250%	1/15/16	50	49
WellPoint Inc.	5.950%	12/15/34	75	74
WellPoint Inc.	5.850%	1/15/36	25	24
Willis North America Inc.	5.625%	7/15/15	225	215
XL Capital Ltd.	5.250%	9/15/14	125	123

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.4%)
Archstone-Smith Operating Trust	5.250%	5/1/15	100	98
Arden Realty LP	5.250%	3/1/15	25	25
AvalonBay Communities, Inc.	5.500%	1/15/12	50	50
AvalonBay Communities, Inc.	5.750%	9/15/16	50	51
Boston Properties, Inc.	5.625%	4/15/15	200	201
Brandywine Operating Partnership	4.500%	11/1/09	100	97
Brandywine Operating Partnership	5.625%	12/15/10	50	50
Brandywine Operating Partnership	5.400%	11/1/14	50	49
Colonial Realty LP	5.500%	10/1/15	50	49
Developers Diversified Realty Corp.	5.375%	10/15/12	125	124
Duke Realty LP	5.625%	8/15/11	50	50
Duke Realty LP	5.950%	2/15/17	50	51
EOP Operating LP	6.750%	2/15/08	75	76
EOP Operating LP	4.650%	10/1/10	100	99
EOP Operating LP	7.000%	7/15/11	100	108
EOP Operating LP	6.750%	2/15/12	50	54
EOP Operating LP	5.875%	1/15/13	150	157
ERP Operating LP	6.625%	3/15/12	250	263
ERP Operating LP	5.250%	9/15/14	50	49
ERP Operating LP	5.125%	3/15/16	75	73
ERP Operating LP	5.375%	8/1/16	50	49
HRPT Properties Trust	6.250%	8/15/16	150	155
Health Care Property Investors, Inc.	6.450%	6/25/12	50	51
Health Care Property Investors, Inc.	5.650%	12/15/13	250	246
Health Care REIT, Inc.	6.200%	6/1/16	150	151
HealthCare Realty Trust	5.125%	4/1/14	75	72
Hospitality Properties	5.125%	2/15/15	50	47
Kimco Realty Corp.	5.783%	3/15/16	25	25
Liberty Property LP	5.125%	3/2/15	250	241
Liberty Property LP	5.500%	12/15/16	50	49
ProLogis	5.250%	11/15/10	75	74
ProLogis	5.500%	3/1/13	75	75
ProLogis	5.625%	11/15/15	75	75
ProLogis	5.750%	4/1/16	50	50
ProLogis	5.625%	11/15/16	75	75
Reckson Operating Partnership	6.000%	3/31/16	75	73
Regency Centers LP	6.750%	1/15/12	200	210
Regency Centers LP	5.250%	8/1/15	25	24
Simon Property Group Inc.	4.875%	8/15/10	75	74
Simon Property Group Inc.	5.000%	3/1/12	100	98
Simon Property Group Inc.	5.750%	12/1/15	200	203
Simon Property Group Inc.	5.250%	12/1/16	250	244
Simon Property Group Inc.	5.875%	3/1/17	25	26
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	100	101

Vornado Realty	5.600%	2/15/11	175	175

Other (0.0%)
J. Paul Getty Trust	5.875%	10/1/33	75	75
				79,207
Industrial (8.3%)
Basic Industry (0.5%)
Alcan, Inc.	4.500%	5/15/13	125	118
Alcan, Inc.	5.200%	1/15/14	125	122
Alcan, Inc.	5.000%	6/1/15	25	24
Alcoa, Inc.	7.375%	8/1/10	100	107
BHP Billiton Finance	4.800%	4/15/13	125	121
BHP Billiton Finance	5.250%	12/15/15	50	50
BHP Finance USA Ltd.	8.500%	12/1/12	200	230
Barrick Gold Finance Inc.	4.875%	11/15/14	75	71
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	248
Dow Chemical Co.	7.375%	11/1/29	25	29
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	170	178
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	30	29
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	24
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	108
Falconbridge Ltd.	7.350%	6/5/12	75	81
ICI Wilmington	4.375%	12/1/08	100	98
Inco Ltd.	7.750%	5/15/12	125	137
Inco Ltd.	5.700%	10/15/15	125	122

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Paper Co.	5.850%	10/30/12	49	50
	International Paper Co.	4.250%	1/15/09	100	98
	International Paper Co.	5.300%	4/1/15	75	72
	Lubrizol Corp.	5.500%	10/1/14	25	24
	MeadWestvaco Corp.	6.850%	4/1/12	50	52
	Monsanto Co.	7.375%	8/15/12	100	109
	Newmont Mining	5.875%	4/1/35	100	93
	Noranda, Inc.	7.250%	7/15/12	50	54
	Noranda, Inc.	5.500%	6/15/17	200	193
	Placer Dome, Inc.	6.450%	10/15/35	75	76
	Plum Creek Timber Co.	5.875%	11/15/15	100	98
	Potash Corp. of Saskatchewan	7.750%	5/31/11	375	409
	Praxair, Inc.	3.950%	6/1/13	200	185
	Rohm & Haas Co.	7.850%	7/15/29	100	121
	Southern Copper Corp.	7.500%	7/27/35	150	165
	Teck Cominco Ltd.	6.125%	10/1/35	150	144
	Vale Overseas Ltd.	6.250%	1/23/17	200	203
	Vale Overseas Ltd.	8.250%	1/17/34	175	210
	Vale Overseas Ltd.	6.875%	11/21/36	200	205
	Westvaco Corp.	8.200%	1/15/30	25	28
	Weyerhaeuser Co.	6.750%	3/15/12	475	498
	Weyerhaeuser Co.	7.375%	3/15/32	50	52

	Capital Goods (1.0%)
	3M Co.	5.125%	11/6/09	50	50
	Bemis Co. Inc.	4.875%	4/1/12	150	146
	Boeing Capital Corp.	7.375%	9/27/10	350	376
	Boeing Capital Corp.	5.800%	1/15/13	250	257
	Boeing Co.	6.625%	2/15/38	150	171
	CRH America Inc.	5.625%	9/30/11	50	50
	CRH America Inc.	6.950%	3/15/12	300	317
	CRH America Inc.	6.000%	9/30/16	100	101
	Caterpillar Financial Services Corp.	2.700%	7/15/08	150	144
	Caterpillar Financial Services Corp.	4.500%	9/1/08	35	35
	Caterpillar Financial Services Corp.	4.150%	1/15/10	50	49
	Caterpillar Financial Services Corp.	4.300%	6/1/10	125	122
	Caterpillar Financial Services Corp.	4.750%	2/17/15	150	143
	Caterpillar, Inc.	5.700%	8/15/16	100	101
	Caterpillar, Inc.	6.625%	7/15/28	75	83
	Caterpillar, Inc.	7.300%	5/1/31	100	119
	Caterpillar, Inc.	7.375%	3/1/97	175	206
	Deere & Co.	6.950%	4/25/14	175	191
	Deere & Co.	7.125%	3/3/31	100	119
4	Embraer Overseas Ltd.	6.375%	1/24/17	150	149
	Emerson Electric Co.	7.125%	8/15/10	50	53
	Emerson Electric Co.	4.625%	10/15/12	300	290
	General Dynamics Corp.	3.000%	5/15/08	200	194
	General Dynamics Corp.	4.250%	5/15/13	75	71
	General Electric Co.	5.000%	2/1/13	525	519
	Hanson PLC	7.875%	9/27/10	75	81
	Hanson PLC	5.250%	3/15/13	25	24

	Honeywell International, Inc.	6.125%	11/1/11	100	104
	John Deere Capital Corp.	4.875%	3/16/09	600	595
	John Deere Capital Corp.	5.400%	10/17/11	150	150
4	Joy Global, Inc.	6.000%	11/15/16	50	50
	Lafarge SA	6.500%	7/15/16	200	208
	Lafarge SA	7.125%	7/15/36	325	354
	Lockheed Martin Corp.	6.150%	9/1/36	250	264
	Masco Corp.	4.800%	6/15/15	225	206
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	100	110
	Mohawk Industries Inc.	5.750%	1/15/11	225	225
	Mohawk Industries Inc.	6.125%	1/15/16	275	273
	Northrop Grumman Corp.	7.125%	2/15/11	250	266
	Northrop Grumman Corp.	7.750%	2/15/31	125	155
4	Owens Corning, Inc.	6.500%	12/1/16	25	25
4	Owens Corning, Inc.	7.000%	12/1/36	50	49
	Raytheon Co.	8.300%	3/1/10	125	136
	Raytheon Co.	5.500%	11/15/12	100	101
	Raytheon Co.	5.375%	4/1/13	25	25
	Raytheon Co.	7.200%	8/15/27	25	29

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic Services, Inc.	6.086%	3/15/35	75	74
TRW, Inc.	7.750%	6/1/29	100	123
Textron Financial Corp.	4.600%	5/3/10	150	147
Textron, Inc.	6.500%	6/1/12	225	236
Tyco International Group SA	6.750%	2/15/11	125	132
Tyco International Group SA	6.375%	10/15/11	200	209
Tyco International Group SA	6.000%	11/15/13	50	52
Tyco International Group SA	7.000%	6/15/28	325	375
USA Waste Services, Inc.	7.000%	7/15/28	125	134
United Technologies Corp.	4.375%	5/1/10	100	98
United Technologies Corp.	4.875%	5/1/15	125	121
United Technologies Corp.	6.700%	8/1/28	100	113
United Technologies Corp.	7.500%	9/15/29	125	153
United Technologies Corp.	5.400%	5/1/35	50	49
United Technologies Corp.	6.050%	6/1/36	200	211
Waste Management, Inc.	5.000%	3/15/14	75	72
Waste Management, Inc.	7.750%	5/15/32	175	206

Communication (2.2%)
AT&T Corp.	7.300%	11/15/11	150	162
AT&T Corp.	8.000%	11/15/31	475	591
AT&T Corp.	6.000%	3/15/09	250	253
AT&T Inc.	4.125%	9/15/09	200	194
AT&T Inc.	5.300%	11/15/10	50	50
AT&T Inc.	5.875%	2/1/12	340	347
AT&T Inc.	5.875%	8/15/12	110	112
AT&T Inc.	5.100%	9/15/14	275	268
AT&T Inc.	6.150%	9/15/34	75	74
Alltel Corp.	7.000%	7/1/12	175	182
America Movil SA de C.V.	4.125%	3/1/09	125	122
America Movil SA de C.V.	5.500%	3/1/14	50	49
America Movil SA de C.V.	5.750%	1/15/15	100	99
America Movil SA de C.V.	6.375%	3/1/35	175	172
Ameritech Capital Funding	6.150%	1/15/08	275	277
BellSouth Capital Funding	7.875%	2/15/30	75	86
BellSouth Corp.	4.200%	9/15/09	225	219
BellSouth Corp.	4.750%	11/15/12	125	121
BellSouth Corp.	5.200%	9/15/14	175	171
BellSouth Corp.	5.200%	12/15/16	75	72
BellSouth Corp.	6.550%	6/15/34	225	230
BellSouth Corp.	6.000%	11/15/34	60	57
BellSouth Telecommunications	6.375%	6/1/28	70	71
British Sky Broadcasting Corp.	6.875%	2/23/09	50	51
British Sky Broadcasting Corp.	8.200%	7/15/09	50	53
British Telecommunications PLC	8.625%	12/15/10	325	363
British Telecommunications PLC	9.125%	12/15/30	300	411
CBS Corp.	7.700%	7/30/10	125	134
CBS Corp.	6.625%	5/15/11	125	129
CenturyTel, Inc.	5.000%	2/15/15	50	46
Cingular Wireless LLC	7.125%	12/15/31	225	250

Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	150	171
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	181
Comcast Cable Communications, Inc.	6.875%	6/15/09	300	310
Comcast Cable Communications, Inc.	6.750%	1/30/11	75	79
Comcast Cable Communications, Inc.	8.875%	5/1/17	500	607
Comcast Corp.	5.850%	1/15/10	800	811
Comcast Corp.	5.500%	3/15/11	50	50
Comcast Corp.	4.950%	6/15/16	75	70
Comcast Corp.	5.875%	2/15/18	50	49
Comcast Corp.	6.500%	11/15/35	125	126
Comcast Corp.	6.450%	3/15/37	125	126
Cox Communications, Inc.	6.750%	3/15/11	425	444
Cox Communications, Inc.	5.450%	12/15/14	400	389
Cox Communications, Inc.	5.500%	10/1/15	125	121
Deutsche Telekom International Finance	8.000%	6/15/10	525	569
Deutsche Telekom International Finance	8.250%	6/15/30	425	523
Deutsche Telekom International Finance	3.875%	7/22/08	100	98
Embarq Corp.	7.082%	6/1/16	200	204
Embarq Corp.	7.995%	6/1/36	50	52
France Telecom	7.750%	3/1/11	325	354

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
France Telecom	8.500%	3/1/31	425	561
Gannett Co., Inc.	6.375%	4/1/12	150	155
Grupo Televisa SA	6.625%	3/18/25	100	105
Koninklijke KPN NV	8.000%	10/1/10	75	81
New Cingular Wireless Services	7.875%	3/1/11	550	601
New Cingular Wireless Services	8.125%	5/1/12	250	281
New Cingular Wireless Services	8.750%	3/1/31	125	162
News America Holdings, Inc.	9.250%	2/1/13	100	117
News America Holdings, Inc.	8.150%	10/17/36	175	207
News America Inc.	5.300%	12/15/14	100	98
News America Inc.	6.200%	12/15/34	75	73
News America Inc.	6.400%	12/15/35	115	115
Nextel Communications	6.875%	10/31/13	150	152
Nextel Communications	5.950%	3/15/14	105	103
Nextel Communications	7.375%	8/1/15	180	185
Omnicom Group Inc.	5.900%	4/15/16	25	25
Pacific Bell	7.125%	3/15/26	50	54
R.R. Donnelley & Sons Co.	3.750%	4/1/09	50	48
R.R. Donnelley & Sons Co.	4.950%	5/15/10	75	74
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	23
R.R. Donnelley & Sons Co.	5.500%	5/15/15	50	47
Reed Elsevier Capital	4.625%	6/15/12	25	24
Sprint Capital Corp.	6.125%	11/15/08	275	279
Sprint Capital Corp.	6.375%	5/1/09	275	281
Sprint Capital Corp.	7.625%	1/30/11	325	348
Sprint Capital Corp.	6.875%	11/15/28	200	200
Sprint Capital Corp.	8.750%	3/15/32	275	330
Sprint Nextel Corp.	6.000%	12/1/16	50	49
Tele-Communications, Inc.	7.875%	8/1/13	50	55
Telecom Italia Capital	4.000%	11/15/08	135	132
Telecom Italia Capital	4.875%	10/1/10	100	97
Telecom Italia Capital	6.200%	7/18/11	100	102
Telecom Italia Capital	5.250%	11/15/13	145	139
Telecom Italia Capital	4.950%	9/30/14	150	139
Telecom Italia Capital	5.250%	10/1/15	375	350
Telecom Italia Capital	6.375%	11/15/33	35	33
Telecom Italia Capital	7.200%	7/18/36	100	105
Telefonica Emisiones SAU	5.984%	6/20/11	350	357
Telefonica Emisiones SAU	6.421%	6/20/16	325	336
Telefonica Emisiones SAU	7.045%	6/20/36	225	241
Telefonica Europe BV	7.750%	9/15/10	125	134
Telefonica Europe BV	8.250%	9/15/30	200	239
Telefonos de Mexico SA	4.750%	1/27/10	125	123
Telefonos de Mexico SA	5.500%	1/27/15	200	194
Telus Corp.	8.000%	6/1/11	125	137
Thomson Corp.	5.750%	2/1/08	100	100
Thomson Corp.	5.500%	8/15/35	200	182
Time Warner Entertainment	7.250%	9/1/08	50	51
Time Warner Entertainment	8.375%	3/15/23	175	205

Time Warner Entertainment	8.375%	7/15/33	100	121
US Cellular	6.700%	12/15/33	75	71
Verizon Global Funding Corp.	4.000%	1/15/08	200	197
Verizon Global Funding Corp.	7.250%	12/1/10	300	320
Verizon Global Funding Corp.	6.875%	6/15/12	900	963
Verizon Global Funding Corp.	7.750%	12/1/30	125	147
Verizon Global Funding Corp.	5.850%	9/15/35	425	409
Verizon New England, Inc.	6.500%	9/15/11	200	206
Verizon New Jersey, Inc.	5.875%	1/17/12	100	101
Verizon New York, Inc.	6.875%	4/1/12	75	78
Verizon Virginia, Inc.	4.625%	3/15/13	100	94
Vodafone AirTouch PLC	7.750%	2/15/10	50	53
Vodafone AirTouch PLC	7.875%	2/15/30	50	59
Vodafone Group PLC	3.950%	1/30/08	200	197
Vodafone Group PLC	5.000%	12/16/13	225	218
Vodafone Group PLC	5.375%	1/30/15	350	342
Vodafone Group PLC	5.000%	9/15/15	200	190
Vodafone Group PLC	5.750%	3/15/16	50	50
WPP Finance USA Corp.	5.875%	6/15/14	75	75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consumer Cyclical (1.4%)
Brinker International	5.750%	6/1/14	50	49
CVS Corp.	4.000%	9/15/09	25	24
CVS Corp.	5.750%	8/15/11	25	25
CVS Corp.	4.875%	9/15/14	75	72
CVS Corp.	6.125%	8/15/16	25	26
Centex Corp.	5.450%	8/15/12	75	74
Centex Corp.	5.125%	10/1/13	50	48
Centex Corp.	6.500%	5/1/16	125	128
Chrysler Corp.	7.450%	3/1/27	50	53
D.R. Horton, Inc.	4.875%	1/15/10	75	73
D.R. Horton, Inc.	6.000%	4/15/11	75	75
D.R. Horton, Inc.	5.250%	2/15/15	220	206
D.R. Horton, Inc.	6.500%	4/15/16	200	201
DaimlerChrysler North America Holding Corp.	4.750%	1/15/08	250	248
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	250	245
DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	25	26
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	175	171
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	600	603
DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	400	399
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	625	664
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	125	129
Federated Department Stores, Inc.	6.300%	4/1/09	25	25
Federated Department Stores, Inc.	6.625%	4/1/11	275	284
Federated Department Stores, Inc.	6.790%	7/15/27	50	50
Home Depot Inc.	3.750%	9/15/09	150	145
Home Depot Inc.	4.625%	8/15/10	100	98
Home Depot Inc.	5.250%	12/16/13	125	124
Home Depot Inc.	5.400%	3/1/16	175	171
Home Depot Inc.	5.875%	12/16/36	225	221
ITT Corp.	7.375%	11/15/15	100	103
J.C. Penney Co., Inc.	8.000%	3/1/10	150	160
J.C. Penney Co., Inc.	7.950%	4/1/17	75	85
J.C. Penney Co., Inc.	7.400%	4/1/37	200	217
Johnson Controls, Inc.	5.250%	1/15/11	75	74
Johnson Controls, Inc.	6.000%	1/15/36	25	24
Kohl’s Corp.	6.000%	1/15/33	100	97
Lennar Corp.	5.950%	10/17/11	200	201
Lennar Corp.	5.600%	5/31/15	225	217
Lowe’s Cos., Inc.	5.000%	10/15/15	150	144
Lowe’s Cos., Inc.	5.400%	10/15/16	150	148
Lowe’s Cos., Inc.	6.875%	2/15/28	25	28
Lowe’s Cos., Inc.	6.500%	3/15/29	200	212
Lowe’s Cos., Inc.	5.800%	10/15/36	50	49
MDC Holdings Inc.	5.500%	5/15/13	75	72
Marriott International	4.625%	6/15/12	100	95
Marriott International	6.200%	6/15/16	25	25
May Department Stores Co.	5.750%	7/15/14	50	49
May Department Stores Co.	6.650%	7/15/24	75	75

May Department Stores Co.	6.700%	7/15/34	100	99
Pulte Homes, Inc.	4.875%	7/15/09	175	173
Pulte Homes, Inc.	6.000%	2/15/35	50	46
Target Corp.	3.375%	3/1/08	125	122
Target Corp.	5.400%	10/1/08	250	251
Target Corp.	7.500%	8/15/10	75	81
Target Corp.	5.875%	3/1/12	200	206
Target Corp.	4.000%	6/15/13	200	186
Target Corp.	5.875%	7/15/16	100	103
Target Corp.	7.000%	7/15/31	25	29
Target Corp.	6.350%	11/1/32	75	81
The Walt Disney Co.	5.700%	7/15/11	275	280
The Walt Disney Co.	6.375%	3/1/12	150	157
The Walt Disney Co.	5.625%	9/15/16	150	151
Time Warner, Inc.	6.750%	4/15/11	100	104
Time Warner, Inc.	5.500%	11/15/11	250	249
Time Warner, Inc.	6.875%	5/1/12	75	79
Time Warner, Inc.	5.875%	11/15/16	75	75
Time Warner, Inc.	9.150%	2/1/23	195	242
Time Warner, Inc.	6.625%	5/15/29	175	176

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner, Inc.	7.625%	4/15/31	300	334
	Time Warner, Inc.	7.700%	5/1/32	225	254
	Time Warner, Inc.	6.500%	11/15/36	175	174
	Toll Brothers, Inc.	5.150%	5/15/15	100	92
	Toyota Motor Credit Corp.	4.250%	3/15/10	525	512
	Toyota Motor Credit Corp.	5.450%	5/18/11	125	127
	Viacom Inc.	5.750%	4/30/11	175	175
	Viacom Inc.	6.250%	4/30/16	50	50
	Viacom Inc.	6.875%	4/30/36	250	247
	Wal-Mart Stores, Inc.	3.375%	10/1/08	475	461
	Wal-Mart Stores, Inc.	6.875%	8/10/09	250	261
	Wal-Mart Stores, Inc.	4.000%	1/15/10	175	170
	Wal-Mart Stores, Inc.	4.125%	7/1/10	90	87
	Wal-Mart Stores, Inc.	4.750%	8/15/10	60	59
	Wal-Mart Stores, Inc.	4.125%	2/15/11	25	24
	Wal-Mart Stores, Inc.	4.550%	5/1/13	200	193
	Wal-Mart Stores, Inc.	4.500%	7/1/15	325	306
	Wal-Mart Stores, Inc.	7.550%	2/15/30	100	121
	Wal-Mart Stores, Inc.	5.250%	9/1/35	75	69
4	Western Union Co.	5.930%	10/1/16	25	25
4	Western Union Co.	5.400%	11/17/11	125	123
4	Western Union Co.	6.200%	11/17/36	75	70
	Yum! Brands, Inc.	8.875%	4/15/11	175	195
	Yum! Brands, Inc.	7.700%	7/1/12	50	55
	Yum! Brands, Inc.	6.250%	4/15/16	100	102

	Consumer Noncyclical (1.6%)
	Abbott Laboratories	3.500%	2/17/09	125	121
	Abbott Laboratories	5.375%	5/15/09	150	151
	Abbott Laboratories	5.600%	5/15/11	150	152
	Abbott Laboratories	4.350%	3/15/14	225	211
	Abbott Laboratories	5.875%	5/15/16	175	181
	Allergan Inc.	5.750%	4/1/16	25	25
	Altria Group, Inc.	5.625%	11/4/08	125	125
	Altria Group, Inc.	7.000%	11/4/13	50	54
	AmerisourceBergen Corp.	5.875%	9/15/15	150	146
	Amgen Inc.	4.000%	11/18/09	175	170
	Amgen Inc.	4.850%	11/18/14	100	97
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	250	257
	Anheuser-Busch Cos., Inc.	7.125%	7/1/17	150	153
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	150	165
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	50	48
	Archer-Daniels-Midland Co.	7.500%	3/15/27	200	240
	Archer-Daniels-Midland Co.	5.375%	9/15/35	175	166
	AstraZeneca PLC	5.400%	6/1/14	75	75
	Baxter Finco, BV	4.750%	10/15/10	175	172
	Baxter International, Inc.	5.900%	9/1/16	250	257
	Boston Scientific	6.000%	6/15/11	100	101
	Boston Scientific	5.450%	6/15/14	225	216
	Boston Scientific	6.400%	6/15/16	75	76
	Boston Scientific	6.250%	11/15/35	50	50

Bottling Group LLC	4.625%	11/15/12	200	193
Bottling Group LLC	5.000%	11/15/13	75	73
Bottling Group LLC	5.500%	4/1/16	200	200
Bristol-Myers Squibb Co.	7.150%	6/15/23	300	338
Bristol-Myers Squibb Co.	5.875%	11/15/36	300	297
Bunge Ltd. Finance Corp.	4.375%	12/15/08	50	49
Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	24
Campbell Soup Co.	6.750%	2/15/11	100	105
Cardinal Health, Inc.	4.000%	6/15/15	50	44
Cardinal Health, Inc.	5.850%	12/15/17	275	274
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	121
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	117
Clorox Co.	4.200%	1/15/10	175	170
Clorox Co.	5.000%	1/15/15	50	48
Coca-Cola Enterprises Inc.	5.750%	11/1/08	150	151
Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	63
Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	243
Coca-Cola HBC Finance	5.125%	9/17/13	100	98
ConAgra Foods, Inc.	7.875%	9/15/10	234	253

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Diageo Finance BV	5.300%	10/28/15	75	74
	Eli Lilly & Co.	6.000%	3/15/12	50	52
	Fortune Brands Inc.	5.125%	1/15/11	275	270
	Fortune Brands Inc.	5.375%	1/15/16	375	356
	Fortune Brands Inc.	5.875%	1/15/36	50	46
	Genentech Inc.	4.750%	7/15/15	25	24
	Genentech Inc.	5.250%	7/15/35	75	70
	General Mills, Inc.	6.000%	2/15/12	133	136
	Gillette Co.	3.800%	9/15/09	100	97
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	353
	Grand Metropolitan Investment Corp.	9.000%	8/15/11	400	457
	H.J. Heinz Co.	6.750%	3/15/32	225	228
	Health Management Associates Inc.	6.125%	4/15/16	75	71
	Hershey Foods Corp.	5.300%	9/1/11	50	50
	Hershey Foods Corp.	5.450%	9/1/16	50	50
	Hospira, Inc.	5.900%	6/15/14	75	73
	Johnson & Johnson	3.800%	5/15/13	75	70
	Johnson & Johnson	6.950%	9/1/29	25	30
	Johnson & Johnson	4.950%	5/15/33	50	47
	Kellogg Co.	2.875%	6/1/08	250	242
	Kellogg Co.	6.600%	4/1/11	220	231
	Kimberly-Clark Corp.	4.875%	8/15/15	200	190
	Kimberly-Clark Corp.	6.250%	7/15/18	50	53
	Kraft Foods, Inc.	4.125%	11/12/09	425	412
	Kraft Foods, Inc.	5.625%	11/1/11	50	51
	Kraft Foods, Inc.	6.250%	6/1/12	200	208
	Kraft Foods, Inc.	5.250%	10/1/13	25	25
	Kraft Foods, Inc.	6.500%	11/1/31	200	215
	Kroger Co.	6.800%	4/1/11	225	235
	Kroger Co.	6.750%	4/15/12	225	236
	Kroger Co.	6.200%	6/15/12	250	256
	Kroger Co.	8.000%	9/15/29	125	143
	Laboratory Corp. of America	5.625%	12/15/15	75	73
	Medtronic Inc.	4.375%	9/15/10	75	73
	Medtronic Inc.	4.750%	9/15/15	100	95
	Merck & Co.	4.375%	2/15/13	200	190
	Merck & Co.	4.750%	3/1/15	50	48
	Merck & Co.	6.400%	3/1/28	50	53
	Merck & Co.	5.950%	12/1/28	75	76
	Molson Coors Capital Finance	4.850%	9/22/10	50	49
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	125	143
	PepsiAmericas Inc.	5.000%	5/15/17	100	95
	Pfizer, Inc.	4.500%	2/15/14	250	241
	Philip Morris Cos., Inc.	7.650%	7/1/08	50	52
	Philip Morris Cos., Inc.	7.750%	1/15/27	175	212
	Procter & Gamble Co.	6.875%	9/15/09	100	104
	Procter & Gamble Co.	4.950%	8/15/14	50	49
	Procter & Gamble Co.	6.450%	1/15/26	75	82
	Procter & Gamble Co.	5.500%	2/1/34	25	25
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	492	620

Quest Diagnostic, Inc.	5.450%	11/1/15	200	192
Safeway, Inc.	6.500%	3/1/11	200	207
Safeway, Inc.	7.250%	2/1/31	50	54
Schering-Plough Corp.	5.550%	12/1/13	100	100
Schering-Plough Corp.	6.750%	12/1/33	75	82
Sysco Corp.	5.375%	9/21/35	100	95
Teva Pharmaceutical Finance LLC	6.150%	2/1/36	150	146
Unilever Capital Corp.	7.125%	11/1/10	350	372
Unilever Capital Corp.	5.900%	11/15/32	50	51
Universal Health Services, Inc.	7.125%	6/30/16	25	26
WM Wrigley Jr. Co.	4.300%	7/15/10	125	121
WM Wrigley Jr. Co.	4.650%	7/15/15	125	119
Wyeth	4.375%	3/1/08	250	247
Wyeth	5.500%	3/15/13	275	278
Wyeth	5.500%	2/1/14	50	50
Wyeth	6.450%	2/1/24	100	107
Wyeth	6.500%	2/1/34	100	109
Wyeth	6.000%	2/15/36	125	128

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Energy (0.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	141
Amerada Hess Corp.	6.650%	8/15/11	100	104
Amerada Hess Corp.	7.875%	10/1/29	250	291
Anadarko Finance Co.	6.750%	5/1/11	25	26
Anadarko Petroleum Corp.	5.950%	9/15/16	350	350
Anadarko Petroleum Corp.	6.450%	9/15/36	225	228
Baker Hughes, Inc.	6.875%	1/15/29	100	110
Burlington Resources, Inc.	6.680%	2/15/11	50	53
Burlington Resources, Inc.	7.400%	12/1/31	175	209
Canadian Natural Resources	5.450%	10/1/12	50	50
Canadian Natural Resources	4.900%	12/1/14	150	141
Canadian Natural Resources	6.000%	8/15/16	125	126
Canadian Natural Resources	7.200%	1/15/32	225	247
Canadian Natural Resources	6.450%	6/30/33	100	99
Canadian Natural Resources	6.500%	2/15/37	125	125
ChevronTexaco Capital Co.	3.375%	2/15/08	150	147
Conoco Funding Co.	6.350%	10/15/11	375	392
Conoco Funding Co.	7.250%	10/15/31	75	88
ConocoPhillips Canada	5.300%	4/15/12	50	50
ConocoPhillips Canada	5.625%	10/15/16	225	226
ConocoPhillips Canada	5.950%	10/15/36	150	153
Devon Financing Corp.	6.875%	9/30/11	200	211
Devon Financing Corp.	7.875%	9/30/31	50	60
Diamond Offshore Drilling	4.875%	7/1/15	25	24
Encana Corp.	4.600%	8/15/09	100	98
Encana Corp.	4.750%	10/15/13	25	24
Encana Holdings Finance Corp.	5.800%	5/1/14	100	101
Halliburton Co.	5.500%	10/15/10	150	150
Husky Energy Inc.	6.150%	6/15/19	100	101
Kerr McGee Corp.	6.875%	9/15/11	175	184
Kerr McGee Corp.	6.950%	7/1/24	250	267
Kerr McGee Corp.	7.875%	9/15/31	50	60
Marathon Oil Corp.	6.125%	3/15/12	175	180
Marathon Oil Corp.	6.800%	3/15/32	50	55
Nexen, Inc.	5.050%	11/20/13	50	48
Nexen, Inc.	7.875%	3/15/32	50	59
Norsk Hydro	7.250%	9/23/27	150	175
Occidental Petroleum	6.750%	1/15/12	250	266
Occidental Petroleum	7.200%	4/1/28	150	172
Ocean Energy, Inc.	7.250%	10/1/11	75	80
Petro-Canada	7.875%	6/15/26	25	29
Petro-Canada	7.000%	11/15/28	100	107
Petro-Canada	5.350%	7/15/33	150	131
Petro-Canada	5.950%	5/15/35	125	119
Phillips Petroleum Co.	8.750%	5/25/10	450	498
Questar Market Resources	6.050%	9/1/16	100	102
Shell International Finance	5.625%	6/27/11	25	26
Suncor Energy, Inc.	5.950%	12/1/34	75	75
Sunoco, Inc.	4.875%	10/15/14	50	47

Sunoco, Inc.	5.750%	1/15/17	50	49
Talisman Energy, Inc.	5.125%	5/15/15	50	47
Talisman Energy, Inc.	5.850%	2/1/37	150	138
Tosco Corp.	8.125%	2/15/30	100	127
Transocean Sedco Forex, Inc.	7.500%	4/15/31	175	197
Valero Energy Corp.	6.875%	4/15/12	100	106
Valero Energy Corp.	7.500%	4/15/32	225	257
Weatherford International Inc.	6.500%	8/1/36	175	176
XTO Energy, Inc.	6.250%	4/15/13	175	180
XTO Energy, Inc.	5.000%	1/31/15	50	48

Technology (0.4%)
Cisco Systems Inc.	5.250%	2/22/11	500	502
Cisco Systems Inc.	5.500%	2/22/16	200	201
Electronic Data Systems	6.500%	8/1/13	50	51
Electronic Data Systems	7.125%	10/15/09	50	52
Electronic Data Systems	7.450%	10/15/29	25	27
First Data Corp.	3.375%	8/1/08	200	194
First Data Corp.	4.850%	10/1/14	47	45
First Data Corp.	4.950%	6/15/15	50	48

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Harris Corp.	5.000%	10/1/15	125	117
	Hewlett-Packard Co.	3.625%	3/15/08	400	392
	International Business Machines Corp.	5.375%	2/1/09	25	25
	International Business Machines Corp.	4.375%	6/1/09	150	148
	International Business Machines Corp.	6.220%	8/1/27	75	79
	International Business Machines Corp.	7.125%	12/1/96	250	287
	Motorola, Inc.	7.625%	11/15/10	19	20
	Motorola, Inc.	8.000%	11/1/11	25	28
	Motorola, Inc.	7.500%	5/15/25	75	87
	Motorola, Inc.	6.500%	9/1/25	125	132
	Motorola, Inc.	6.500%	11/15/28	100	106
	Oracle Corp.	5.000%	1/15/11	100	99
	Oracle Corp.	5.250%	1/15/16	275	269
	Pitney Bowes, Inc.	4.875%	8/15/14	325	312
	Pitney Bowes, Inc.	4.750%	1/15/16	100	94
	Science Applications International Corp.	6.250%	7/1/12	25	26
	Science Applications International Corp.	5.500%	7/1/33	25	22
	Xerox Corp.	9.750%	1/15/09	75	81
	Xerox Corp.	7.125%	6/15/10	100	104
	Xerox Corp.	6.875%	8/15/11	50	52
	Xerox Corp.	7.625%	6/15/13	50	52
	Xerox Corp.	6.400%	3/15/16	100	102
	Xerox Corp.	6.750%	2/1/17	100	104

	Transportation (0.4%)
2	American Airlines, Inc.	6.855%	4/15/09	97	99
	American Airlines, Inc.	7.024%	10/15/09	125	130
	American Airlines, Inc.	7.858%	10/1/11	75	82
	Burlington Northern Santa Fe Corp.	6.750%	7/15/11	190	200
	Burlington Northern Santa Fe Corp.	6.200%	8/15/36	250	256
	CNF, Inc.	6.700%	5/1/34	75	72
	CSX Corp.	6.300%	3/15/12	250	259
	CSX Corp.	6.000%	10/1/36	200	200
	Canadian National Railway Co.	6.375%	10/15/11	100	104
	Canadian National Railway Co.	5.800%	6/1/16	100	103
	Canadian National Railway Co.	6.800%	7/15/18	250	277
	Canadian National Railway Co.	6.200%	6/1/36	75	79
	Canadian Pacific Rail	6.250%	10/15/11	175	181
	Continental Airlines, Inc.	6.563%	2/15/12	200	209
2	Continental Airlines, Inc.	6.648%	9/15/17	128	133
4	ERAC USA Finance Co.	7.350%	6/15/08	150	153
	FedEx Corp.	5.500%	8/15/09	150	151
	Norfolk Southern Corp.	6.200%	4/15/09	75	76
	Norfolk Southern Corp.	6.750%	2/15/11	75	79
	Norfolk Southern Corp.	7.700%	5/15/17	450	522
	Norfolk Southern Corp.	7.800%	5/15/27	50	61
	Norfolk Southern Corp.	7.900%	5/15/97	50	62
	Ryder System Inc.	5.950%	5/2/11	75	76
	Ryder System Inc.	5.850%	11/1/16	25	25
	Southwest Airlines Co.	6.500%	3/1/12	250	261
	Southwest Airlines Co.	5.750%	12/15/16	75	74
	Union Pacific Corp.	6.125%	1/15/12	25	26
	Union Pacific Corp.	6.500%	4/15/12	175	184
	Union Pacific Corp.	7.125%	2/1/28	150	171

	Other (0.0%)
	Black & Decker Corp.	4.750%	11/1/14	175	161
	Cooper Industries, Inc.	5.250%	11/15/12	100	99
	Dover Corp.	4.875%	10/15/15	50	48
	Rockwell International Corp.	6.700%	1/15/28	50	55
					84,546
Utilities (1.8%)
	Electric (1.3%)
	AEP Texas Central Co.	6.650%	2/15/33	200	213
	Alabama Power Co.	5.500%	10/15/17	100	100
	American Electric Power Co., Inc.	5.375%	3/15/10	150	150
	Arizona Public Service Co.	5.800%	6/30/14	75	75
4	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	101
	Boston Edison Co.	4.875%	4/15/14	50	49
	Carolina Power & Light Co.	5.125%	9/15/13	175	173

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
CenterPoint Energy Houston	5.700%	3/15/13	300	302
CenterPoint Energy Houston	6.950%	3/15/33	50	55
Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	76
Commonwealth Edison Co.	6.150%	3/15/12	75	77
Connecticut Light & Power Co.	6.350%	6/1/36	175	187
Consolidated Edison Co. of New York	4.875%	2/1/13	75	73
Consolidated Edison Co. of New York	5.500%	9/15/16	100	100
Consolidated Edison Co. of New York	5.300%	3/1/35	100	92
Consolidated Edison Co. of New York	5.850%	3/15/36	75	75
Consolidated Edison Co. of New York	6.200%	6/15/36	75	79
Constellation Energy Group, Inc.	7.000%	4/1/12	50	54
Constellation Energy Group, Inc.	4.550%	6/15/15	475	441
Constellation Energy Group, Inc.	7.600%	4/1/32	25	29
Consumers Energy Co.	4.250%	4/15/08	75	74
Consumers Energy Co.	4.800%	2/17/09	150	148
Consumers Energy Co.	5.375%	4/15/13	75	75
DTE Energy Co.	7.050%	6/1/11	100	106
Detroit Edison Co.	6.125%	10/1/10	75	77
Dominion Resources, Inc.	5.150%	7/15/15	600	583
Dominion Resources, Inc.	6.300%	3/15/33	100	103
Dominion Resources, Inc.	5.950%	6/15/35	225	223
Dominion Resources, Inc.	6.300%	9/30/66	75	75
Duke Capital Corp.	5.500%	3/1/14	125	123
Duke Capital Corp.	6.750%	2/15/32	50	53
Duke Energy Corp.	6.250%	1/15/12	400	416
Duke Energy Corp.	6.000%	12/1/28	100	101
El Paso Electric Co.	6.000%	5/15/35	50	48
Empresa Nacional Electric	8.350%	8/1/13	100	114
Energy East Corp.	6.750%	6/15/12	150	158
Energy East Corp.	6.750%	7/15/36	75	80
Entergy Gulf States, Inc.	3.600%	6/1/08	100	98
Exelon Corp.	4.900%	6/15/15	200	189
FPL Group Capital, Inc.	7.375%	6/1/09	250	262
FPL Group Capital, Inc.	5.625%	9/1/11	50	51
FPL Group Capital, Inc.	6.350%	10/1/16	75	76
FirstEnergy Corp.	6.450%	11/15/11	175	183
FirstEnergy Corp.	7.375%	11/15/31	200	229
Florida Power & Light Co.	5.625%	4/1/34	25	24
Florida Power & Light Co.	4.950%	6/1/35	175	155
Florida Power & Light Co.	5.400%	9/1/35	75	71
Florida Power & Light Co.	6.200%	6/1/36	50	53
Jersey Central Power & Light	5.625%	5/1/16	125	124
Kansas City Power & Light	6.050%	11/15/35	50	50
MidAmerican Energy Co.	6.750%	12/30/31	125	139
MidAmerican Energy Co.	5.750%	11/1/35	250	244
MidAmerican Energy Holdings Co.	6.125%	4/1/36	650	659
National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/08	200	197
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	125	136
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	175	169
NiSource Finance Corp.	7.875%	11/15/10	100	108
NiSource Finance Corp.	5.250%	9/15/17	150	141

Northern States Power Co.	6.250%	6/1/36	50	54
Ohio Edison	6.400%	7/15/16	175	183
Ohio Power Co.	6.000%	6/1/16	75	77
Oncor Electric Delivery Co.	6.375%	1/15/15	75	77
Oncor Electric Delivery Co.	7.250%	1/15/33	125	141
PPL Electric Utilities Corp.	6.250%	8/15/09	200	205
PPL Energy Supply LLC	6.400%	11/1/11	50	52
PPL Energy Supply LLC	6.200%	5/15/16	50	52
PPL Energy Supply LLC	6.000%	12/15/36	150	144
PSE&G Power LLC	6.950%	6/1/12	150	159
PSE&G Power LLC	8.625%	4/15/31	100	129
PSI Energy Inc.	5.000%	9/15/13	125	121
PacifiCorp	7.700%	11/15/31	100	124
PacifiCorp	5.250%	6/15/35	100	92
Pacific Gas & Electric Co.	3.600%	3/1/09	175	169
Pacific Gas & Electric Co.	4.200%	3/1/11	50	48
Pacific Gas & Electric Co.	4.800%	3/1/14	375	360
Pacific Gas & Electric Co.	6.050%	3/1/34	300	303
Pepco Holdings, Inc.	6.450%	8/15/12	75	78

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pepco Holdings, Inc.	7.450%	8/15/32	50	58
	Progress Energy, Inc.	7.100%	3/1/11	305	325
	Progress Energy, Inc.	6.850%	4/15/12	25	27
	Progress Energy, Inc.	7.000%	10/30/31	25	28
	Public Service Co. of Colorado	4.375%	10/1/08	250	246
	Public Service Co. of Colorado	7.875%	10/1/12	125	140
	Puget Sound Energy Inc.	5.483%	6/1/35	25	23
	Puget Sound Energy Inc.	6.274%	3/15/37	125	127
	SCANA Corp.	6.875%	5/15/11	225	238
	South Carolina Electric & Gas Co.	5.300%	5/15/33	100	94
	Southern California Edison Co.	5.000%	1/15/14	200	195
	Southern California Edison Co.	4.650%	4/1/15	75	71
	Southern California Edison Co.	5.000%	1/15/16	50	48
	Southern California Edison Co.	6.650%	4/1/29	75	80
	Southern California Edison Co.	5.750%	4/1/35	75	74
	Southern California Edison Co.	5.350%	7/15/35	100	93
	Southern California Edison Co.	5.625%	2/1/36	100	97
	Southern California Edison Co.	5.550%	1/15/37	125	120
	TXU Energy Co.	7.000%	3/15/13	100	105
	Tampa Electric Co.	6.550%	5/15/36	100	106
	Union Electric Co.	5.400%	2/1/16	100	98
	Virginia Electric & Power Co.	6.000%	1/15/36	50	50
	Xcel Energy, Inc.	7.000%	12/1/10	75	79
	Xcel Energy, Inc.	6.500%	7/1/36	100	105

	Natural Gas (0.5%)
	AGL Capital Corp.	7.125%	1/14/11	50	53
	Atmos Energy Corp.	4.000%	10/15/09	125	120
	Atmos Energy Corp.	4.950%	10/15/14	50	47
	Boardwalk Pipelines LLC	5.500%	2/1/17	100	97
	CenterPoint Energy Resources	6.150%	5/1/16	75	77
	Consolidated Natural Gas	6.850%	4/15/11	100	105
	Consolidated Natural Gas	5.000%	12/1/14	225	216
	Energy Transfer Partners LP	5.650%	8/1/12	100	100
	Energy Transfer Partners LP	5.950%	2/1/15	75	75
	Energy Transfer Partners LP	6.125%	2/15/17	50	51
	Energy Transfer Partners LP	6.625%	10/15/36	50	51
*	Enron Corp.	9.125%	4/1/03	500	166
*	Enron Corp.	7.125%	5/15/07	150	50
*	Enron Corp.	6.875%	10/15/07	500	166
	Enterprise Products Operating LP	4.950%	6/1/10	100	98
	Enterprise Products Operating LP	5.600%	10/15/14	100	98
	Enterprise Products Operating LP	6.875%	3/1/33	50	53
*	HNG Internorth	9.625%	3/15/06	500	166
	KN Energy, Inc.	7.250%	3/1/28	150	145
	KeySpan Corp.	8.000%	11/15/30	75	92
	Kinder Morgan Energy Partners LP	7.125%	3/15/12	50	53
	Kinder Morgan Energy Partners LP	5.000%	12/15/13	50	48
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	250	270

	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	45
	Kinder Morgan, Inc.	6.500%	9/1/12	125	126
	Kinder Morgan, Inc.	6.400%	1/5/36	75	67
	Magellan Midstream Partners, LP	5.650%	10/15/16	75	73
	National Grid PLC	6.300%	8/1/16	250	259
	ONEOK Inc.	5.200%	6/15/15	75	71
	ONEOK Inc.	6.000%	6/15/35	75	68
	ONEOK Partners, LP	5.900%	4/1/12	100	101
	ONEOK Partners, LP	6.150%	10/1/16	150	152
	ONEOK Partners, LP	6.650%	10/1/36	325	333
	San Diego Gas & Electric	5.350%	5/15/35	25	24
	Sempra Energy	7.950%	3/1/10	100	107
	Texas Gas Transmission	4.600%	6/1/15	100	92
	Trans-Canada Pipelines	5.600%	3/31/34	150	142
	Trans-Canada Pipelines	5.850%	3/15/36	50	49
*[4]	Yosemite Security Trust	8.250%	11/15/04	775	587
					18,304
Total Corporate Bonds (Cost $267,900)					266,621

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (2.5%)
Bayerische Landesbank	2.875%	10/15/08	150	144
Canadian Government	5.250%	11/5/08	100	101
Canadian Mortgage & Housing	2.950%	6/2/08	100	97
China Development Bank	4.750%	10/8/14	100	96
China Development Bank	5.000%	10/15/15	100	97
Corp. Andina de Fomento	5.200%	5/21/13	125	123
Development Bank of Japan	4.250%	6/9/15	50	47
Eksportfinans	4.750%	12/15/08	250	248
Eksportfinans	5.500%	5/25/16	450	464
European Investment Bank	3.500%	3/14/08	450	442
European Investment Bank	3.875%	8/15/08	600	591
European Investment Bank	4.000%	3/3/10	675	656
European Investment Bank	5.250%	6/15/11	450	455
European Investment Bank	4.625%	5/15/14	175	171
European Investment Bank	4.875%	2/16/16	225	222
Export-Import Bank of Korea	4.500%	8/12/09	200	196
Export-Import Bank of Korea	4.625%	3/16/10	100	98
Federation of Malaysia	8.750%	6/1/09	400	432
Federation of Malaysia	7.500%	7/15/11	75	81
Hellenic Republic	6.950%	3/4/08	125	128
Instituto de Credito Oficial	6.000%	5/19/08	150	152
Inter-American Development Bank	5.625%	4/16/09	750	761
Inter-American Development Bank	8.500%	3/15/11	130	146
Inter-American Development Bank	7.000%	6/15/25	100	120
International Bank for Reconstruction & Development	4.125%	6/24/09	550	540
International Bank for Reconstruction & Development	4.125%	8/12/09	525	516
International Finance Corp.	3.000%	4/15/08	300	292
Japan Bank International	4.750%	5/25/11	175	173
Japan Finance Corp.	5.875%	3/14/11	100	103
Japan Finance Corp.	4.625%	4/21/15	100	98
KFW International Finance Inc.	4.875%	10/19/09	250	249
Korea Development Bank	3.875%	3/2/09	100	97
Korea Development Bank	4.750%	7/20/09	200	198
Korea Development Bank	4.625%	9/16/10	100	98
Korea Development Bank	5.750%	9/10/13	250	255
Korea Electric Power	7.750%	4/1/13	175	197
Kreditanstalt fur Wiederaufbau	4.625%	11/17/08	400	397
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	125	126
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	1,350	1,319
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	75	76
Landeskreditbank Baden-Wuerttemberg—Foerderbank	4.250%	9/15/10	75	73
Landwirtschaftliche Rentenbank	3.250%	6/16/08	100	97
Landwirtschaftliche Rentenbank	3.625%	10/20/09	50	48
Landwirtschaftliche Rentenbank	5.250%	7/15/11	150	151
Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	98
Nordic Investment Bank	3.125%	4/24/08	150	146
Pemex Project Funding Master Trust	7.875%	2/1/09	250	262
Pemex Project Funding Master Trust	8.625%	2/1/22	400	495
Pemex Project Funding Master Trust	8.500%	2/15/08	150	155

Pemex Project Funding Master Trust	6.125%	8/15/08	125	126
Pemex Project Funding Master Trust	5.750%	12/15/15	400	399
Pemex Project Funding Master Trust	6.625%	6/15/35	125	128
People’s Republic of China	7.300%	12/15/08	50	52
People’s Republic of China	4.750%	10/29/13	50	49
Petrobras International Finance	9.750%	7/6/11	50	59
Province of British Columbia	5.375%	10/29/08	200	201
Province of Manitoba	7.500%	2/22/10	300	321
Province of Nova Scotia	5.750%	2/27/12	50	51
Province of Ontario	5.500%	10/1/08	200	201
Province of Ontario	3.625%	10/21/09	125	120
Province of Ontario	5.000%	10/18/11	625	623
Province of Ontario	4.750%	1/19/16	100	97
Province of Ontario	5.450%	4/27/16	150	154
Province of Quebec	5.000%	7/17/09	950	946
Province of Quebec	6.125%	1/22/11	75	78
Province of Quebec	7.500%	9/15/29	325	411
Quebec Hydro Electric	6.300%	5/11/11	75	77
Quebec Hydro Electric	8.400%	1/15/22	275	359

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Quebec Hydro Electric	8.050%	7/7/24	200	260
Republic of Chile	7.125%	1/11/12	50	54
Republic of Chile	5.500%	1/15/13	50	51
Republic of Hungary	4.750%	2/3/15	250	237
Republic of Italy	3.750%	12/14/07	50	49
Republic of Italy	4.000%	6/16/08	50	49
Republic of Italy	3.250%	5/15/09	225	216
Republic of Italy	6.000%	2/22/11	650	670
Republic of Italy	5.625%	6/15/12	1,375	1,403
Republic of Italy	4.500%	1/21/15	175	170
Republic of Italy	4.750%	1/25/16	100	97
Republic of Italy	5.250%	9/20/16	150	151
Republic of Italy	5.375%	6/15/33	175	172
Republic of Korea	8.875%	4/15/08	200	208
Republic of Korea	4.250%	6/1/13	350	329
Republic of Korea	5.625%	11/3/25	100	100
Republic of Poland	6.250%	7/3/12	150	157
Republic of Poland	5.250%	1/15/14	200	201
Republic of South Africa	8.500%	6/23/17	100	121
State of Israel	4.625%	6/15/13	75	72
State of Israel	5.500%	11/9/16	175	175
Swedish Export Credit Corp.	4.125%	10/15/08	100	98
Swedish Export Credit Corp.	4.000%	6/15/10	150	145
United Mexican States	8.375%	1/14/11	1,500	1,670
United Mexican States	6.375%	1/16/13	74	78
United Mexican States	5.875%	1/15/14	250	256
United Mexican States	6.625%	3/3/15	10	11
United Mexican States	11.375%	9/15/16	100	144
United Mexican States	5.625%	1/15/17	275	276
United Mexican States	8.125%	12/30/19	125	153
United Mexican States	8.300%	8/15/31	350	450
United Mexican States	7.500%	4/8/33	100	118
United Mexican States	6.750%	9/27/34	350	380
Total Sovereign Bonds (Cost $25,376)				25,500
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	125	120
Illinois (Taxable Pension) GO	5.100%	6/1/33	850	814
Kansas Dev. Finance Auth. Rev. (Public Employee Retirement System)	5.501%	5/1/34	175	175
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	100	123
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	66
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	52
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	79
Oregon School Board Assn.	4.759%	6/30/28	75	69
Oregon School Board Assn.	5.528%	6/30/28	50	50
Wisconsin Public Service Rev.	4.800%	5/1/13	75	74
Wisconsin Public Service Rev.	5.700%	5/1/26	75	78
Total Taxable Municipal Bonds (Cost $1,662)				1,705

Vanguard Total Bond Market Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investment (1.8%)
5	Vanguard Market Liquidity Fund, 5.294% (Cost $18,498)	18,497,592	18,498
Total Investments (101.6%) (Cost $1,040,038)			1,037,388
Other Assets and Liabilities (–1.6%)
	Other Assets—Note B		43,111
	Payables for Investment Securities Purchased		(57,304)
	Other Liabilities		(1,828)
			(16,021)
Net Assets (100%)
Applicable to 90,989,540 outstanding $.001 par value shares of beneficial interest (unlimited
authorization)			1,021,367
Net Asset Value Per Share			$11.23

At December 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	988,553	$10.87
Undistributed Net Investment Income	40,293.44
Accumulated Net Realized Losses	(4,813)	(.05)
Unrealized Depreciation
Investment Securities	(2,650)	(.03)
Swap Contracts	(16)	—
Net Assets	1,021,367	$11.23

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.
1

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Adjustable-rate note.
4

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate value of these securities was $3,840,000, representing 0.4% of net assets.

5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	See Note D in Notes to Financial Statements for the tax-basis components of net assets. GO—General Obligation Bond.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Interest[1]	42,359
Total Income	42,359
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative	903
Marketing and Distribution	198
Custodian Fees	85
Auditing Fees	24
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	1,306
Expenses Paid Indirectly—Note C	(12)
Net Expenses	1,294
Net Investment Income	41,065
Realized Net Gain (Loss)
Investment Securities Sold	(2,618)
Swap Contracts	484
Realized Net Gain (Loss)	(2,134)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(1,505)
Swap Contracts	(16)
Change in Unrealized Appreciation
(Depreciation)	(1,521)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,410

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,065	31,359
Realized Net Gain (Loss)	(2,134)	(2,375)
Change in Unrealized Appreciation (Depreciation)	(1,521)	(13,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,410	15,923
Distributions
Net Investment Income	(31,393)	(25,502)
Realized Capital Gain	—	(4,534)
Total Distributions	(31,393)	(30,036)
Capital Share Transactions—Note F
Issued	295,245	198,754
Issued in Lieu of Cash Distributions	31,393	30,036
Redeemed	(85,118)	(75,416)
Net Increase (Decrease) from Capital Share Transactions	241,520	153,374
Total Increase (Decrease)	247,537	139,261
Net Assets
Beginning of Period	773,830	634,569
End of Period[2]	1,021,367	773,830

1	Interest income from an affiliated company of the fund was $387,000.
2	Net Assets—End of Period includes undistributed net investment income of $40,293,000 and $30,436,000.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.21	$11.48	$11.63	$11.74	$11.29
Investment Operations
Net Investment Income	.54[1]	.50[1]	.49	.57	.54
Net Realized and Unrealized
Gain (Loss) on Investments	(.07)	(.24)	(.01)	(.12)	.36
Total from Investment Operations	.47	.26	.48	.45	.90
Distributions
Dividends from Net Investment Income	(.45)	(.45)	(.61)	(.56)	(.45)
Distributions from Realized Capital Gains	—	(.08)	(.02)	—	—
Total Distributions	(.45)	(.53)	(.63)	(.56)	(.45)
Net Asset Value, End of Period	$11.23	$11.21	$11.48	$11.63	$11.74

Total Return	4.40%	2.40%	4.20%	4.02%	8.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,021	$774	$635	$591	$688
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.17%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.92%	4.49%	4.38%	4.48%	5.33%
Portfolio Turnover Rate	64%	64%	73%	95%	106%

1	Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

Vanguard Total Bond Market Index Portfolio

3. Swap Contracts: The portfolio has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex–dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2006, the portfolio had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2006, custodian fee offset arrangements reduced the portfolio’s expenses by $12,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $185,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2006, the portfolio had $41,356,000 of ordinary income available for distribution. The portfolio had available realized losses of $4,645,000 to offset future net capital gains of $1,864,000 through December 31, 2013, $2,762,000 through December 31, 2014, and $19,000 through December 31, 2015.

At December 31, 2006, the cost of investment securities for tax purposes was $1,040,148,000. Net unrealized depreciation of investment securities for tax purposes was $2,760,000, consisting of unrealized gains of $7,912,000 on securities that had risen in value since their purchase and $10,672,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Total Bond Market Index Portfolio

At December 31, 2006, the portfolio had the following open swap contracts:

Total Return Swaps
			Floating	Unrealized
		Notional	Interest	Appreciation
		Amount	Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[2]	($000)
Commercial Mortgage-Backed Securities Index
1/31/07	LEH	4,000	5.326%	—
2/28/07	BA	5,000	5.262%	—
2/28/07	LEH	4,000	5.276%	—
3/31/07	LEH	4,000	5.343%	—
3/31/07	LEH	2,000	5.343%	—
3/31/07	BA	6,000	5.302%	—
4/30/07	BA	3,000	5.247%	—
Federal Home Loan Mortgage Corp., 5.500% 30-Year
1/31/07	UBS	2,000	5.046%	—
Federal Home Loan Mortgage Corp., 6.000% 30-Year
1/31/07	UBS	2,000	5.146%	1
1/31/07	UBS	2,000	5.146%	(2)
Federal National Mortgage Assn., 5.000% 15-Year
1/31/07	UBS	1,000	5.216%	(1)
Federal National Mortgage Assn., 6.500% 30-Year
1/31/07	UBS	3,000	5.146%	(14)
				(16)

E. During the year ended December 31, 2006, the portfolio purchased $82,749,000 of investment securities and sold $51,973,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $649,238,000 and $465,096,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	26,791	17,764
Issued in Lieu of Cash Distributions	2,939	2,758
Redeemed	(7,763)	(6,759)
Net Increase (Decrease) in Shares Outstanding	21,967	13,763

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

1	BA—Bank of America.

LEH—Lehman Brothers.

UBS—UBS Warburg.

2	Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,052.48	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.45	0.77

1

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Stock Market Index Portfolio

Spurred by a strong fourth-quarter rally, the U.S. stock market finished 2006 with a flourish, and gains for investors were healthy. Vanguard Total Stock Market Index Portfolio returned 15.5% for the fiscal year, in line with the performance of its index and more than 2 percentage points above the average return of multi-cap core mutual funds.

The portfolio invests primarily in two Vanguard funds: About 80% of its assets are invested in the Equity Index Portfolio of Vanguard Variable Insurance Fund, and about 20% are invested in Vanguard Extended Market Index Fund. (Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.) The Equity Index Portfolio seeks to track the performance of the large-cap Standard & Poor’s 500 Index, while the Extended Market Index Fund tracks the S&P Completion Index of mid- and small-capitalization stocks. The combination is intended to produce results closely following those of the S&P Total Market Index.

The table below shows the returns for your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since the portfolio’s inception in 2003.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A strong second half helped the portfolio advance

Beginning in mid-July, stocks climbed steadily through the remainder of the year, with the Dow Jones Industrial Average setting a record high on December 27. Despite a soft housing sector and ongoing troubles within the U.S. auto industry, the economy continued to grow and corporate profits remained strong. Stock gains were robust across all market-capitalization categories.

Much of your portfolio’s return of 15.5% came from the financials and energy sectors, which represented about one-third of the portfolio’s holdings on average. Within the financials sector, investment banks and real estate investment trusts showed strong gains; the energy sector got a boost from oil and natural gas producers, which benefited from increased demand and higher prices.

Like the financials and energy sectors, the consumer discretionary sector also provided a double-digit performance, as retailers, cable television suppliers, and entertainment companies all advanced. Telecommunication services, one of the portfolio’s smallest sectors, posted the highest gain for the year.

While all of the industry sectors in the portfolio turned in positive returns, gains within the health care and information technology sectors were comparatively modest.

Long-term returns show indexing’s strengths

The Total Stock Market Index Portfolio outpaced its peer average in 2006, but the benefits of indexing’s market-matching strategy become especially clear over time. As you can see in the table, the portfolio’s return is ahead of its peer average over nearly four years. A hypothetical investment of $10,000 in the portfolio at its inception would have been worth $17,669 at the end of 2006—more than a similar investment compounded at the average return of peer funds.

The best strategy for absorbing the inevitable bumps in the market is to maintain an investment portfolio that is balanced among stock, bond, and money market holdings. With its low costs and wide diversification, Vanguard Total Stock Market Index Portfolio can serve as a cornerstone in your investment strategy.

Total Returns
			January 8, 2003,[1] Through
			December 31, 2006
	Year Ended	Average	Final Value of a $10,000
	December 31, 2006	Annual Return	Initial Investment
Total Stock Market Index Portfolio	15.5%	15.4%	$17,669
Spliced Total Market Index[2]	15.6	15.4	17,673
Average Multi-Cap Core Fund[3]	13.3	14.0	16,869

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your portfolio compared with its peer group
	“Acquired” Fund	Average
	Fees and	Multi-Cap
	Expenses[4]	Core Fund[5]
Total Stock Market Index Portfolio	0.16%	1.28%

1	Portfolio inception.
2	Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3	Derived from data provided by Lipper Inc.
4

This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

5	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2006

Portfolio Characteristics

Yield	1.6%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.16%

Volatility Measures
Portfolio Versus
Spliced Index[2]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	78.4%
Vanguard Extended Market Index Fund	20.1
Vanguard Total Stock Market ETF	1.5
Total	100.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1

This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Total Stock Market Index Portfolio invests. The portfolio does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance: January 8, 2003–December 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Total Stock Market Index Portfolio	15.52%	15.38%	$17,669
Spliced Total Market Index[2]	15.57	15.39	17,673
Average Multi-Cap Core Fund[3]	13.31	14.05	16,869

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2006

1	January 8, 2003.
2	Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3	Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2006

The portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund–Equity
Index Portfolio	12,490,040	370,454
Vanguard Extended
Market Index Fund
Investor Shares	2,460,287	95,164
Vanguard Total
Stock Market ETF	50,700	7,101
Total Investment Companies
(Cost $419,274)		472,719
Other Assets and Liabilities (0.0%)
Other Assets		508
Liabilities		(427)
		81
Net Assets (100%)
Applicable to 15,120,842 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		472,800
Net Asset Value Per Share		$31.27

At December 31, 2006, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	391,001	$25.86
Undistributed Net
Investment Income	5,547.37
Accumulated Net Realized Gains	22,807	1.51
Unrealized Appreciation	53,445	3.53
Net Assets	472,800	$31.27

•	See Note A in Notes to Financial Statements.

1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2006
($000)
Investment Income
Income
Income Distributions Received	5,678
Net Investment Income—Note B	5,678
Realized Net Gain (Loss)
Capital Gain Distributions Received	17,146
Investment Securities Sold	5,698
Realized Net Gain (Loss)	22,844
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	26,752
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,274

Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,678	3,141
Realized Net Gain (Loss)	22,844	25,646
Change in Unrealized Appreciation (Depreciation)	26,752	(10,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,274	18,265
Distributions
Net Investment Income	(3,249)	(2,933)
Realized Capital Gain[1]	(25,656)	(4,447)
Total Distributions	(28,905)	(7,380)
Capital Share Transactions—Note E
Issued	146,409	79,188
Issued in Lieu of Cash Distributions	28,905	7,380
Redeemed	(46,856)	(36,950)
Net Increase (Decrease) from Capital Share Transactions	128,458	49,618
Total Increase (Decrease)	154,827	60,503
Net Assets
Beginning of Period	317,973	257,470
End of Period[2]	472,800	317,973

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $1,490,000 and $473,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $5,547,000 and $3,118,000.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

				Jan. 8[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.51	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.37	.28	.31	.23[2]
Capital Gain Distributions Received	1.37	.43	.25	—
Net Realized and Unrealized Gain (Loss) on Investments	2.60	.98	2.63	5.38
Total from Investment Operations	4.34	1.69	3.19	5.61
Distributions
Dividends from Net Investment Income	(.29)	(.31)	(.10)	—
Distributions from Realized Capital Gains	(2.29)	(.47)	(.10)	—
Total Distributions	(2.58)	(.78)	(.20)	—
Net Asset Value, End of Period	$31.27	$29.51	$28.60	$25.61

Total Return	15.52%	6.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$473	$318	$257	$150
Ratio of Total Expenses to Average Net Assets—Note B	0%[3]	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.10%	1.45%	1.04%[4]
Portfolio Turnover Rate	7%	49%[5]	7%	7%

1	Inception.
2	Calculated based on average shares outstanding.
3	The acquired fund fees and expenses were 0.16%.
4	Annualized.
5	Includes activity related to a change in the portfolio’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the year ended December 31, 2006, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2006, the portfolio had $5,559,000 of ordinary income and $22,795,000 of long-term capital gains available for distribution.

At December 31, 2006, the cost of investment securities for tax purposes was $419,274,000. Net unrealized appreciation of investment securities for tax purposes was $53,445,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the year ended December 31, 2006, the portfolio purchased $147,080,000 of investment securities and sold $24,861,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	4,937	2,811
Issued in Lieu of Cash Distributions	1,011	270
Redeemed	(1,602)	(1,309)
Net Increase (Decrease) in Shares Outstanding	4,346	1,772

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the portfolio’s fiscal year ending December 31, 2007. Management is in the process of analyzing the portfolio’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the portfolio’s financial statements.

7

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and Shareholders of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 9, 2007

Special 2006 tax information (unaudited) for corporate shareholders only of Vanguard Variable Insurance Fund Total Stock Market Portfolio

This information for the fiscal year ended December 31, 2006, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $24,166,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 94.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

8

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2006	12/31/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,118.38	$0.85
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.40	0.82

1

The calculations are based on expenses incurred in the most recent six-month period of each underlying fund. The Total Stock Market Index Portfolio’s acquired fund fees and expenses figure as of December 31, 2006, was 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized acquired fund fees and expenses for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since 1987;	Chairman of the Board, Chief Executive Officer
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
145 Vanguard Funds Overseen	by The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
145 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman and Chief Executive Officer of Rohm
145 Vanguard Funds Overseen	and Haas Co. (chemicals); Board Member of the
American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University
and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since
145 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global
145 Vanguard Funds Overseen	Diversity Officer since 2006, Vice President
and Chief Information Officer (1997–2005),
and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer
products); Director of the University Medical
Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
145 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean,
Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm)
since 2005; Director of registered investment
companies advised by Merrill Lynch Investment
Managers and affiliates (1985–2004), Genbel
Securities Limited (South African financial services
firm) (1999–2003), Gensec Bank (1999–2003),
Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm)
(2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer,
145 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer
145 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director of
Cummins Inc. (diesel engines), MeadWestvaco Corp.
(packaging products), and AmerisourceBergen
Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational
Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.
145 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Principal of the Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:

Treasurer since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of
145 Vanguard Funds Overseen	each of the investment companies served by
The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard

Group.

P. O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com, and
Annuity and Insurance Services > 800-522-5555	searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739.They are also available from the SEC’s
Institutional Investor Services > 800-523-1036	website,www.sec.gov. In addition, you may obtain a free
report on how your fund voted the proxies for securities it
Text Telephone	owned during the 12 months ended June 30. To get the report,
for the Hearing Impaired > 800-952-3335	visit either www.vanguard.com or www.sec.gov. and the

You can review and copy information about your portfolio at
Vanguard, The Vanguard Group, Connect with	the SEC’s Public Reference Room in Washington, D.C. To find
Vanguard, ship logo are trademarks of The	out more about this public service, call the SEC at 202-551-
Vanguard Group, Inc.	8090.Information about your portfolio is also available on the
SEC’s website, and you can receive copies of this information,
S&P 500® , Standard & Poor’s 500, and 500 are	for a fee by sending a request in either of two ways: via e-mail
trademarks of The McGraw-Hill Companies,	addressed to publicinfo@sec.gov or via regular mail
Inc., and have been licensed for use by The	addressed to the Public Reference Section, Securities and
Vanguard Group, Inc. Vanguard mutual funds are not	Exchange Commission,, Washington, DC 20549-0102.
sponsored, endorsed, sold, or promoted by Standard
& Poor’s, and Standard & Poor’s makes no
representation regarding the advisability of investing
in the funds.

Russell is a registered trademark of The Frank Russell
Company.

The funds or securities referred to herein that are
offered by The Vanguard Group and track an MSCI
index are not sponsored,endorsed, or promoted by
MSCI, and MSCI bears no liability with respect to any
such funds or securities. For such funds or
securities,the prospectus or the Statement of
Additional Information contains a more detailed
description of the limited relationship MSCI has
with The Vanguard Group.

All other marks are the exclusive property of their
respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the
offering of shares of any Vanguard fund only if
preceded or accompanied by the fund’s current
prospectus.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2006: $350,000

Fiscal Year Ended December 31, 2005: $282,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2006: $2,347,620

Fiscal Year Ended December 31, 2005: $2,152,740

(b)  Audit-Related Fees.

Fiscal Year Ended December 31, 2006: $530,000

Fiscal Year Ended December 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)  Tax Fees.

Fiscal Year Ended December 31, 2006: $101,300

Fiscal Year Ended December 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)  All Other Fees.

Fiscal Year Ended December 31, 2006: $0

Fiscal Year Ended December 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)  (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2006: $101,300

Fiscal Year Ended December 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)  For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: February 14, 2007

VANGUARD VARIABLE INSURANCE FUNDS

BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: February 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.